As filed with the Securities and Exchange Commission on July 2, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS
                                   -----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05632
                                                     ---------

                           Fremont Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
                     (Name and address of agent for service)

                                    Copy to:
                            Robert A. Robertson, Esq.
                                   Dechert LLP
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842

                                 (415) 284-8733
               Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                    [PHOTO]

                    " DURING THE PAST CENTURY, WE HAVE SEEN THE POWER OF THE FREE ENTERPRISE SYSTEM. LIMITED ONLY BY VISION AND CAPITAL, THE OPPORTUNITIES ARE ENDLESS."
                                                             - E. Douglas Taylor

     FREMONT MUTUAL FUNDS, INC.
     ---------------------------------------------------------------------------
                                             SEMI-ANNUAL REPORT | APRIL 30, 2004
--------------------------------------------------------------------------------

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]

"DURING THE PAST CENTURY, WE HAVE SEEN THE POWER OF THE FREE ENTERPRISE SYSTEM. LIMITED ONLY BY VISION AND CAPITAL, THE OPPORTUNITIES ARE ENDLESS."

Dear Fremont Fund Shareholders,

Fears of higher interest rates, soaring gasoline prices, worries over rising commodity prices and geopolitical turmoil have given investors a strong dose of uncertainty thus far in 2004. And capital markets despise uncertainty. Thus, in spite of positive signs of an economic recovery, i.e., continued rises in productivity, decent job growth and rebounding earnings announcements, capital markets have performed rather anemically this year.

Through April 2004, the U.S. stock market, as measured by the S&P 500 Index, is basically flat, up 0.1%. The same holds true for the U.S. bond market, as the Lehman Brothers U.S. Aggregate Bond Index shows a zero return for the first four months of the year. Foreign markets haven't done much better; the MSCI EAFE Index is just up 2.1% during the same period.

The uncertainty alluded to above is exacerbated by the spate of troubling news stories, both domestic and foreign, whether they be the atrocities of international terrorism or the constant barrage of political maneuvering in advance of the upcoming national elections. More apropos to the reader of this letter have been the mutual fund scandals that have rocked our industry for the past several months. We are committed to the highest ethical standards and will continue to work for your trust. For Fremont Investment Advisor's statement, please refer to the Fremont Funds' Web site at www.fremontfunds.com, the prospectus or the relevant notes to this report.

This does not provide a great backdrop for robust capital markets. But in spite of the world's current troubles, it is important to remember that the U.S. still maintains its leadership in creativity, productivity and production. During the past century, we have seen the power of the free enterprise system. Limited only by vision and capital, the opportunities are endless. This template should give us hope and instill confidence in our capital markets over the long haul.

Given all the uncertainty in the world today, I am pleased to report that the Fremont Funds are doing quite well. Eight of the 11 retail funds are besting their respective benchmarks year to date through April 2004.+ Two of the funds have new sub-advisors. Fremont Real Estate Securities Fund has retained Urdang Securities Management as its new sub-advisor, while the Fremont Structured Core Fund has retained First Quadrant, L.P.

On the business front, the sale of Fremont Investment Advisors, Inc. (FIA) is progressing normally, and we would expect to have an announcement within the not-too-distant future. In the meantime, the entire FIA team continues to be committed to providing each shareholder top quality products at a competitive cost. We recognize that we are in a competitive business and to us that means providing for your needs as a shareholder is our number one priority every day.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

+For fund performance, please see individual fund pages that follow.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2
Fremont International Growth Fund                                              4
Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund)             6
Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund)           8
Fremont Structured Core Fund                                                  10
Fremont U.S. Small Cap Fund                                                   12
Fremont U.S. Micro-Cap Fund                                                   14
Fremont Real Estate Securities Fund                                           16
Fremont Bond Fund                                                             18
Fremont California Intermediate Tax-Free Fund                                 20
Fremont Money Market Fund                                                     22

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                           25
Fremont International Growth Fund                                             30
Fremont Large Cap Value Fund                                                  31
Fremont Large Cap Growth Fund                                                 33
Fremont Structured Core Fund                                                  34
Fremont U.S. Small Cap Fund                                                   36
Fremont U.S. Micro-Cap Fund                                                   38
Fremont Real Estate Securities Fund                                           40
Fremont Bond Fund                                                             41
Fremont California Intermediate Tax-Free Fund                                 46
Fremont Money Market Fund                                                     48
Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations and Currency Abbreviations                          50
Country Diversification                                                       51

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          52
Statements of Operations                                                      56
Statements of Changes in Net Assets                                           60

FINANCIAL HIGHLIGHTS                                                          66

NOTES TO FINANCIAL STATEMENTS                                                 73

PROXY VOTING PROCEDURES                                                       83

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
Fremont Investment Advisors, Inc.

[PHOTO]

E. Douglas Taylor, Sandie Kinchen

FUND PROFILE

FREMONT GLOBAL FUND OFFERS INVESTORS A BALANCED APPROACH TO GLOBAL INVESTING. THE FUND MANAGEMENT TEAM UNDERSTANDS THE REWARD POTENTIAL AND, PERHAPS MORE IMPORTANTLY, THE RISKS IN GLOBAL FINANCIAL MARKETS. THROUGH COUNTRY DIVERSIFICATION, PRUDENT ALLOCATION BETWEEN STOCKS, BONDS AND CASH, AND DISCIPLINED SECURITIES SELECTION, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK BY INVESTING IN MULTIPLE CATEGORIES OF U.S. AND FOREIGN SECURITIES.

     THE FUND'S PORTFOLIO MANAGEMENT TEAM EMPLOYS A THREE-STEP INVESTMENT PROCESS. FIRST, FUND MANAGEMENT DEVELOPS GLOBAL ECONOMIC AND FINANCIAL FORECASTS. NEXT, FINANCIAL MARKET DATA IS EXAMINED TO DETERMINE THE MOST ADVANTAGEOUS MIX OF STOCKS, BONDS AND CASH. FINALLY, EACH PORTFOLIO MANAGER SELECTS INDIVIDUAL SECURITIES BASED ON INTENSIVE QUANTITATIVE AND FUNDAMENTAL ANALYSIS.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Global Fund returned 5.59% outperforming the Fremont Global Fund Benchmark's 5.16% gain.

     U.S. equities performed well over the first three months of this six-month reporting period. However, stocks began to slide in late January, got hit hard in March following the terrorist attack in Spain, and suffered further erosion in April as strong job growth in March convinced investors the Federal Reserve would begin hiking short-term interest rates this summer. After rallying in calendar first quarter 2004, bonds sold off sharply in April as the probability of Fed rate hikes was priced into the market. The international financial markets followed the same pattern.

     A modest overweighting in domestic and international equities and our modest underweighting in global bonds worked to our advantage over the first four months of this six-month reporting period (November through February). In March, with stocks declining and bonds rallying, it penalized relative performance. However, when bonds got hit harder than stocks in April, our bias to equities paid off again. Stock selection in the domestic equities portfolio enhanced relative returns. Although slightly underweighted in global fixed income, our overweighting in corporate securities and inflation-linked government bonds enhanced returns.

     At the end of the reporting period, the Fund was modestly overweighted in U.S. equities (57.1% versus a neutral 55.0%) and international equities (11.6% versus a neutral 10.0%). It was underweighted in global fixed income securities (30.3% versus a neutral 33.0%). The remaining 1.0% was in cash equivalents.

     We feel relatively optimistic regarding the prospects for the U.S. economy and stock market in the year ahead. Business investment continues to trend higher. Also growing at an attractive rate is personal income, which in our view, is a more reliable forecaster of consumer spending than employment data. We are finally seeing job growth picking up. At some point in the next 12-18 months, we may see higher commodity prices and some upward wage pressure begin impacting the Consumer Price Index (CPI) as corporations feel more confident in passing price increases on to the consumer. However, over the near term we believe inflation will remain subdued, with deflation in the prices of goods offsetting inflation in the prices of services. We are comfortable with consensus estimates of 4%-4.5% GDP growth in 2004, and due to the operating leverage created by recent years' cost cutting and productivity gains, we expect corporate earnings to grow at a low- to mid-teens percentage rate.

     If the employment picture continues to improve, we believe the Federal Reserve will tighten and market interest rates will trend higher as well. Historically, stocks have been able to advance in the face of moderately rising interest rates as long as valuations remained reasonable and corporate earnings continued to increase. With the stock market moving sideways and earnings increasing significantly, equity valuations are now more reasonable than they were at the beginning of the year. If future earnings growth is as good as we anticipate, stocks should be able to make some progress in the quarters ahead.

     We are less optimistic regarding Euroland, where weakness in consumer spending has caused economists to lower GDP growth estimates for 2004 to below 2%. We believe European equities are still undervalued relative to U.S. stocks, but with the dollar likely supported by stronger relative growth over the short term, we don't think returns from European stocks will be enhanced by favorable currency translations.

     After numerous false starts over the last 15 years, Japan appears to be emerging from recession, with increased domestic spending finally providing support to the export driven economy. The government's structural reform plan is progressing slowly,

2 FREMONT MUTUAL FUNDS

                                                      FREMONT GLOBAL FUND
                                                      GEOGRAPHIC DIVERSIFICATION
                                                      AS OF 04/30/04
--------------------------------------------------------------------------------

but Japan's corporate culture has changed significantly, which we believe is helping to shore up the country's economic foundation and increase corporate profitability.

     We have chosen to maintain overweight positions in domestic and international equities, primarily because data indicates stocks remain undervalued relative to bonds. Due to a discernible shift in investor sentiment (a reduced appetite for risky securities) we have become more biased toward value. As to regional allocation, we have long been underweighted in Japan, but if currently favorable economic and market trends continue, we may increase our exposure in the quarters ahead.

     Our outlook for the global bond market is less sanguine. Rising interest rates will likely pressure bond prices, making yield the sole component of fixed income returns. We remain biased toward corporate bonds, which still provide a yield advantage over government bonds and could continue to benefit from credit upgrades resulting from improving corporate balance sheets. We continue to favor inflation-linked (IL) government bonds over nominal government debt. IL bonds protect against future inflationary pressure resulting from the strong economy.

Sincerely,

/s/ E. Douglas Taylor, Sandie Kinchen

Fremont Investment Advisors

                                    [GRAPHIC]

Graphic data shown in following table.

United States 67.3%
Latin America 1.4%
Canada 2.9%
Europe 22.8%
Middle East 0.7%
Africa 0.1%
Japan 1.8%
Pacific Rim (Excluding Japan) 3.0%

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                          +1.74%

11/01/94-
10/31/95                         +12.78%

11/01/95-
10/31/96                         +13.72%

11/01/96-
10/31/97                         +13.01%

11/01/97-
10/31/98                          +3.62%

11/01/98-
10/31/99                         +17.37%

11/01/99-
10/31/00                          +8.86%

11/01/00-
10/31/01                         -17.77%

11/01/01-
10/31/02                          -9.85%

11/01/02-
10/31/03                         +18.94%

11/01/03-
04/30/04*                         +5.59%

*Unannualized.

TOP TEN HOLDINGS

U.S. Treasury Inflation Indexed Bond, 3.875%,
  04/15/29 .............................................................    2.6%
U.S. Treasury Inflation Indexed Bond, 3.500%,
  01/15/11 .............................................................    2.4%
Government of France, 3.000%, 07/25/09 .................................    2.1%
U.K. Gilt, 2.500%, 07/26/16 ............................................    1.7%
Government of France, 3.000%, 07/25/12 .................................    1.7%
General Electric Co ....................................................    1.3%
Microsoft Corp .........................................................    1.2%
Citigroup, Inc .........................................................    1.1%
Canada Government, 4.250%, 12/01/21 ....................................    1.1%
American Express Co ....................................................    1.0%
                                                                   TOTAL   16.2%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                                                                                     CITIGROUP
                                                                                    NON-US GOVT.
                                                                                     BOND INDEX
                                                                                     (formerly
                                                  LEHMAN BROS.                        Salomon
                                                  INTERMEDIATE                        Non-U.S.
                   FREMONT          S&P 500       U.S. GOVT./          MSCI          Govt. Bond
                 GLOBAL FUND         INDEX        CREDIT INDEX      EAFE INDEX         Index)
----------------------------------------------------------------------------------------------
30-Apr-94          $10,000          $10,000          $10,000          $10,000          $10,000
31-May-94          $10,039          $10,163          $10,007          $ 9,943          $ 9,923
30-Jun-94          $ 9,930          $ 9,912          $10,008          $10,083          $ 9,814
31-Jul-94          $10,124          $10,240          $10,152          $10,180          $ 9,881
31-Aug-94          $10,411          $10,656          $10,184          $10,421          $ 9,788
30-Sep-94          $10,186          $10,398          $10,090          $10,093          $ 9,817
31-Oct-94          $10,287          $10,638          $10,089          $10,429          $ 9,850
30-Nov-94          $10,083          $10,247          $10,044          $ 9,927          $ 9,978
31-Dec-94          $10,110          $10,398          $10,079          $ 9,990          $ 9,982
31-Jan-95          $ 9,999          $10,667          $10,248          $ 9,606          $10,088
28-Feb-95          $10,125          $11,080          $10,460          $ 9,579          $10,216
31-Mar-95          $10,347          $11,408          $10,520          $10,176          $10,442
30-Apr-95          $10,568          $11,744          $10,650          $10,559          $10,609
31-May-95          $10,944          $12,210          $10,972          $10,433          $10,949
30-Jun-95          $11,072          $12,496          $11,046          $10,251          $10,932
31-Jul-95          $11,407          $12,913          $11,047          $10,889          $11,062
31-Aug-95          $11,383          $12,942          $11,147          $10,474          $11,141
30-Sep-95          $11,561          $13,482          $11,228          $10,679          $11,323
31-Oct-95          $11,602          $13,444          $11,352          $10,391          $11,441
30-Nov-95          $11,773          $14,035          $11,501          $10,680          $11,675
31-Dec-95          $12,058          $14,295          $11,622          $11,111          $11,773
31-Jan-96          $12,441          $14,787          $11,722          $11,156          $11,903
29-Feb-96          $12,399          $14,930          $11,585          $11,194          $11,770
31-Mar-96          $12,441          $15,073          $11,526          $11,432          $11,884
30-Apr-96          $12,705          $15,295          $11,485          $11,764          $12,001
31-May-96          $12,791          $15,689          $11,476          $11,548          $12,091
30-Jun-96          $12,878          $15,749          $11,597          $11,612          $12,191
31-Jul-96          $12,542          $15,053          $11,632          $11,273          $12,273
31-Aug-96          $12,707          $15,371          $11,642          $11,298          $12,443
30-Sep-96          $13,114          $16,236          $11,803          $11,599          $12,695
31-Oct-96          $13,193          $16,684          $12,012          $11,480          $12,903
30-Nov-96          $13,778          $17,945          $12,171          $11,937          $13,143
31-Dec-96          $13,742          $17,589          $12,093          $11,783          $13,164
31-Jan-97          $14,012          $18,688          $12,140          $11,371          $13,325
28-Feb-97          $14,112          $18,834          $12,163          $11,557          $13,410
31-Mar-97          $13,792          $18,060          $12,079          $11,599          $13,360
30-Apr-97          $14,034          $19,138          $12,222          $11,660          $13,488
31-May-97          $14,637          $20,304          $12,323          $12,419          $13,552
30-Jun-97          $15,090          $21,214          $12,435          $13,104          $13,778
31-Jul-97          $15,861          $22,902          $12,688          $13,316          $13,988
31-Aug-97          $15,100          $21,619          $12,624          $12,321          $14,017
30-Sep-97          $15,709          $22,803          $12,771          $13,012          $14,250
31-Oct-97          $14,909          $22,041          $12,913          $12,011          $14,348
30-Nov-97          $14,993          $23,061          $12,941          $11,889          $14,447
31-Dec-97          $15,107          $23,457          $13,045          $11,993          $14,621
31-Jan-98          $14,978          $23,717          $13,215          $12,541          $14,801
28-Feb-98          $15,774          $25,427          $13,205          $13,346          $14,933
31-Mar-98          $16,280          $26,729          $13,247          $13,757          $15,067
30-Apr-98          $16,464          $26,998          $13,313          $13,866          $15,146
31-May-98          $16,269          $26,534          $13,411          $13,798          $15,355
30-Jun-98          $16,280          $27,612          $13,496          $13,903          $15,416
31-Jul-98          $16,127          $27,318          $13,544          $14,044          $15,554
31-Aug-98          $14,323          $23,368          $13,756          $12,304          $15,853
30-Sep-98          $14,826          $24,865          $14,101          $11,927          $16,219
31-Oct-98          $15,449          $26,888          $14,087          $13,170          $16,211
30-Nov-98          $16,094          $28,518          $14,086          $13,845          $16,364
31-Dec-98          $16,619          $30,161          $14,142          $14,391          $16,308
31-Jan-99          $16,807          $31,422          $14,220          $14,348          $16,511
28-Feb-99          $16,418          $30,445          $14,011          $14,006          $16,414
31-Mar-99          $16,854          $31,663          $14,116          $14,591          $16,608
30-Apr-99          $17,294          $32,888          $14,160          $15,182          $16,819
31-May-99          $16,949          $32,112          $14,051          $14,400          $16,776
30-Jun-99          $17,567          $33,894          $14,061          $14,962          $16,504
31-Jul-99          $17,471          $32,836          $14,048          $15,406          $16,478
31-Aug-99          $17,507          $32,672          $14,059          $15,463          $16,511
30-Sep-99          $17,531          $31,777          $14,190          $15,618          $16,583
31-Oct-99          $18,133          $33,788          $14,227          $16,203          $16,621
30-Nov-99          $18,809          $34,477          $14,244          $16,766          $16,718
31-Dec-99          $20,333          $36,508          $14,197          $18,271          $16,777
31-Jan-00          $19,802          $34,675          $14,144          $17,110          $16,793
29-Feb-00          $20,892          $34,020          $14,260          $17,571          $16,907
31-Mar-00          $21,237          $37,347          $14,409          $18,252          $17,143
30-Apr-00          $20,417          $36,223          $14,376          $17,291          $17,227
31-May-00          $19,853          $35,480          $14,399          $16,870          $17,365
30-Jun-00          $20,686          $36,357          $14,652          $17,529          $17,454
31-Jul-00          $20,279          $35,789          $14,763          $16,794          $17,582
31-Aug-00          $21,107          $38,008          $14,938          $16,940          $17,589
30-Sep-00          $20,306          $36,002          $15,074          $16,116          $17,740
31-Oct-00          $19,740          $35,849          $15,143          $15,735          $17,882
30-Nov-00          $18,689          $33,023          $15,349          $15,145          $18,186
31-Dec-00          $18,991          $33,185          $15,631          $15,683          $18,394
31-Jan-01          $19,584          $34,362          $15,888          $15,688          $18,603
28-Feb-01          $18,125          $31,229          $16,039          $14,515          $18,756
31-Mar-01          $17,168          $29,251          $16,162          $13,548          $18,901
30-Apr-01          $18,064          $31,524          $16,120          $14,489          $18,769
31-May-01          $17,958          $31,735          $16,210          $13,978          $18,862
30-Jun-01          $17,730          $30,963          $16,270          $13,406          $18,972
31-Jul-01          $17,486          $30,658          $16,609          $13,162          $19,143
31-Aug-01          $16,938          $28,739          $16,775          $12,829          $19,299
30-Sep-01          $15,708          $26,418          $17,020          $11,529          $19,386
31-Oct-01          $16,233          $26,922          $17,302          $11,825          $19,738
30-Nov-01          $16,980          $28,988          $17,129          $12,261          $19,647
31-Dec-01          $17,035          $29,242          $17,035          $12,333          $19,520
31-Jan-02          $16,820          $28,816          $17,124          $11,678          $19,511
28-Feb-02          $16,527          $28,261          $17,259          $11,760          $19,535
31-Mar-02          $17,012          $29,324          $16,997          $12,396          $19,443
30-Apr-02          $16,581          $27,546          $17,277          $12,478          $19,600
31-May-02          $16,519          $27,344          $17,450          $12,636          $19,627
30-Jun-02          $15,816          $25,396          $17,600          $12,133          $19,881
31-Jul-02          $14,892          $23,417          $17,807          $10,936          $20,062
31-Aug-02          $15,046          $23,571          $18,073          $10,911          $20,305
30-Sep-02          $14,111          $21,009          $18,396          $ 9,739          $20,536
31-Oct-02          $14,635          $22,858          $18,325          $10,263          $20,515
30-Nov-02          $15,189          $24,205          $18,308          $10,728          $20,561
31-Dec-02          $14,824          $22,784          $18,707          $10,368          $20,856
31-Jan-03          $14,669          $22,187          $18,705          $ 9,935          $21,017
28-Feb-03          $14,545          $21,854          $18,969          $ 9,707          $21,158
31-Mar-03          $14,581          $22,067          $18,988          $ 9,516          $21,132
30-Apr-03          $15,371          $23,885          $19,132          $10,449          $21,176
31-May-03          $16,223          $25,143          $19,517          $11,082          $21,517
30-Jun-03          $16,448          $25,465          $19,504          $11,350          $21,409
31-Jul-03          $16,480          $25,913          $18,974          $11,624          $21,169
31-Aug-03          $16,712          $26,419          $19,019          $11,904          $21,023
30-Sep-03          $16,797          $26,139          $19,501          $12,271          $21,242
31-Oct-03          $17,420          $27,618          $19,317          $13,036          $21,442
30-Nov-03          $17,575          $27,861          $19,344          $13,325          $21,465
31-Dec-03          $18,199          $29,321          $19,513          $14,366          $21,650
31-Jan-04          $18,589          $29,860          $19,641          $14,568          $21,752
29-Feb-04          $18,838          $30,276          $19,842          $14,905          $21,956
31-Mar-04          $18,798          $29,818          $19,997          $14,988          $22,013
30-Apr-04          $18,377          $29,350          $19,523          $14,650          $21,839

----------
S&P 500 Index**
($29,350)

----------
Citigroup Non-U.S. Govt.
Bond Index (formerly Salomon
Non-U.S. Govt. Bond Index)
(Currency Hedged)**
($21,839)

----------
Lehman Bros.
Intermediate U.S. Govt./
Credit Index**
($19,523)

==========
Fremont Global Fund
($18,377)

----------
MSCI EAFE Index**
($14,650)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Fremont Global Fund                            19.58%       1.23%       6.28%

Citigroup Non-US Govt. Bond Index               1.08%       5.51%       7.69%

Lehman Bros. Intermediate U.S.
  Govt./Credit Index                            2.03%       6.63%       6.92%

S&P 500 Index                                  22.88%      -2.25%      11.36%

MSCI EAFE Index                                40.23%      -0.71%       3.89%

Fremont Global Fund Benchmark                  17.66%       1.51%       9.43%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index, the Citigroup Non-U.S. Government Bond Index (currency hedged), the Lehman Brothers Intermediate U.S. Government/Credit Index, the Morgan Stanley Capital International EAFE Index, or the Fremont Global Fund Benchmark.

     INTERNATIONAL INVESTING PRESENTS CERTAIN RISKS SUCH AS CHANGING MARKET CONDITIONS, CURRENCY FLUCTUA-TIONS, AND ECONOMIC AND POLITICAL INSTABILITY.

  ** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  3

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Management Team
Jarislowsky Fraser Limited

[PHOTO]

David (Kim) Kertland and Michel Brutti

FUND PROFILE

UNDER THE STEWARDSHIP OF JARISLOWSKY FRASER LIMITED (JFL), THE FREMONT INTERNATIONAL GROWTH FUND IS A DIVERSIFIED PORTFOLIO OF INTERNATIONAL LARGE CAPITALIZATION EQUITIES BELIEVED TO HAVE SUPERIOR CAPITAL APPRECIATION POTENTIAL. HEADQUARTERED IN MONTREAL, CANADA, JFL HAS BEEN INVESTING IN THE GLOBAL EQUITIES MARKETS SINCE 1966. ITS 32 INVESTMENT PROFESSIONALS HAVE AN AVERAGE OF 19 YEARS EXPERIENCE. JFL'S INVESTMENT PROCESS IS BEST DESCRIBED AS A DISCIPLINED, VALUE CONSCIOUS APPROACH TO THE INTERNATIONAL LARGE CAP GROWTH STOCK MARKET.

TO OUR SHAREHOLDERS

For the six months ending April 30, 2004, the Fremont International Growth Fund gained 11.29% compared to the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index's 12.39% advance.

     The international equities markets enjoyed a rather orderly advance through the first four months of this reporting period, with the Fund and its EAFE benchmark performing quite well. Following the terrorist attack in Spain in March, volatility returned. European stock markets declined sharply and concurrently the Japanese market rallied. Since we were overweighted Europe and underweighted Japan, our relative performance suffered. Thankfully, the trend reversed in April, with European markets rebounding and the Japanese market correcting, helping us narrowly underperform EAFE in first half fiscal 2004.

     We remain overweighted in Europe and underweighted in Japan. European markets may languish if U.S. economic growth moderates, creating slack in European economies as well. However, we believe the Japanese equity market may be an accident ready to happen. The big rally in Japanese stocks was fueled by indications the economy was finally emerging from a decade-long recession. The consensus seemed to be that Japan would continue to be a prime beneficiary of China's explosive economic growth. China may have helped the Japanese economy struggle to its feet and may continue to provide some economic support. However, in our opinion, the fragility of Japan's economic infrastructure (particularly its troubled banking sector) and a government that appears incapable of delivering on its longstanding promise of meaningful economic reforms, will continue to hamper economic and corporate profit growth. The especially strong performance of the big Japanese banks, which by American and European accounting standards are insolvent, is especially perplexing. We are not surprised the Japanese market retreated in April and with current valuations reflecting more optimism than we believe is deserved, the worst may not be over yet.

     There wasn't much activity in the portfolio in first half fiscal 2004. We liquidated one position, French telecom equipment manufacturer Alcatel, which had hit our price target and, in our opinion, become overvalued relative to future earnings growth prospects. We reduced positions in Nestle and British Petroleum and used the proceeds to establish new positions in Canadian life insurer Manulife and France's Group Danone (Dannon Yogurt and Evian Water), both of which we believe capable of more inspiring earnings growth. These new portfolio additions have performed quite well since we purchased them.

     Looking ahead, we have some reservations regarding the prospects for the global economy and equity markets. International economic growth has been largely fueled by the explosive recovery in the U.S. economy, which has been driven by massive economic stimulus in the form of artificially low interest rates, increased government spending, tax cuts, and the weakening dollar. Unfortunately, we believe all this stimulus combined with a rising Federal budget deficit will lead to higher inflation, rising interest rates, and decelerating corporate profit growth in the U.S. and overseas. Under this economic backdrop and with equity valuations worldwide near historical highs, we can't envision stocks making significant progress over the balance of 2004. However, we believe stocks are a better investment alternative than bonds, which could get hit hard as inflation and interest rates rise.

     Despite our cautious short-term outlook for the global economy and stock markets, we are still finding what we believe to be fundamentally compelling long-term investment opportunities. Canadian insurer Manulife Financial Corp
(MFC) is an example. On February 24th of this year shareholders of John Hancock Financial Services approved a takeover by MFC. The combined entity is the largest life insurer in Canada and the second largest in North America. The now bigger and better

4  FREMONT MUTUAL FUNDS

                                               FREMONT INTERNATIONAL GROWTH FUND
                                               GEOGRAPHIC DIVERSIFICATION
                                               AS OF 04/30/04
--------------------------------------------------------------------------------

Manulife operates in 19 countries and has assets under management of $270 billion (U.S.). Manulife has an excellent earnings growth track record and the Hancock acquisition should be accretive to earnings going forward. It clearly fits our favored profile of a high quality growth stock with a dominant position in its industry and the ability to consistently grow earnings at an attractive rate.

     As of April 30, 2004, the Fund held shares in 43 companies. Our largest overweight positions relative to the MSCI EAFE Index are in the consumer staples and health care sectors. The largest underweightings are in the utilities and industrials sectors. The Fund's portfolio characteristics demonstrate our value-oriented approach to growth stock investing. Its long-term estimated annualized earnings growth rate is 9.1% versus EAFE's 7.8%. The weighted average market capitalization of the Fund is $57.7 billion versus EAFE's $44.1 billion and its dividend yield is comparable to EAFE's at 2.4%.

Sincerely,

/s/ David (Kim) Kertland

David (Kim) Kertland
Portfolio Manager

                                    [GRAPHIC]

Graphic data shown in following table.

Canada 3.0%
United States 2.6%
Europe 76.8%
Japan 7.8%
Pacific Rim 9.8%

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

03/1/94-
10/31/94*                         +2.30%

11/01/94-
10/31/95                          +0.13%

11/01/95-
10/31/96                          +7.07%

11/01/96-
10/31/97                          -0.01%

11/01/97-
10/31/98                          +0.80%

11/01/98-
10/31/99                         +38.70%

11/01/99-
10/31/00                          -2.54%

11/01/00-
10/31/01                         -32.21%

11/01/01-
10/31/02                         -15.69%

11/01/02-
10/31/03                         +16.19%

11/01/03-
04/30/04*                        +11.29%

*Unannualized.

TOP TEN HOLDINGS

Diageo PLC .............................................................    3.3%
Nestle SA ..............................................................    3.2%
Reed Elsevier PLC ......................................................    3.2%
HSBC Holdings PLC ......................................................    3.1%
Vodafone Group PLC ADR .................................................    3.1%
L'Air Liquide SA .......................................................    3.1%
Royal Bank of Scotland Group PLC .......................................    3.0%
Roche Holding AG .......................................................    3.0%
Novo-Nordisk AS ........................................................    3.0%
Novartis AG ............................................................    2.9%
                                                                   TOTAL   30.9%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]
                   FREMONT
                INTERNATIONAL      MSCI EAFE
                 GROWTH FUND         INDEX
-------------------------------------------
30-Apr-94          $10,000          $10,000
31-May-94          $10,011          $ 9,943
30-Jun-94          $ 9,816          $10,083
31-Jul-94          $10,054          $10,180
31-Aug-94          $10,530          $10,421
30-Sep-94          $10,378          $10,093
31-Oct-94          $10,584          $10,429
30-Nov-94          $10,076          $ 9,927
31-Dec-94          $10,024          $ 9,990
31-Jan-95          $ 9,332          $ 9,606
28-Feb-95          $ 9,516          $ 9,579
31-Mar-95          $ 9,711          $10,176
30-Apr-95          $10,035          $10,559
31-May-95          $10,294          $10,433
30-Jun-95          $10,511          $10,251
31-Jul-95          $11,105          $10,889
31-Aug-95          $10,835          $10,474
30-Sep-95          $10,911          $10,679
31-Oct-95          $10,597          $10,391
30-Nov-95          $10,499          $10,680
31-Dec-95          $10,747          $11,111
31-Jan-96          $11,118          $11,156
29-Feb-96          $11,292          $11,194
31-Mar-96          $11,380          $11,432
30-Apr-96          $11,827          $11,764
31-May-96          $11,718          $11,548
30-Jun-96          $11,914          $11,612
31-Jul-96          $11,292          $11,273
31-Aug-96          $11,489          $11,298
30-Sep-96          $11,761          $11,599
31-Oct-96          $11,347          $11,480
30-Nov-96          $11,914          $11,937
31-Dec-96          $12,145          $11,783
31-Jan-97          $12,156          $11,371
28-Feb-97          $12,177          $11,557
31-Mar-97          $11,926          $11,599
30-Apr-97          $11,816          $11,660
31-May-97          $12,517          $12,419
30-Jun-97          $12,976          $13,104
31-Jul-97          $13,578          $13,316
31-Aug-97          $12,123          $12,321
30-Sep-97          $12,582          $13,012
31-Oct-97          $11,346          $12,011
30-Nov-97          $11,094          $11,889
31-Dec-97          $11,127          $11,993
31-Jan-98          $11,282          $12,541
28-Feb-98          $12,266          $13,346
31-Mar-98          $12,443          $13,757
30-Apr-98          $12,642          $13,866
31-May-98          $12,465          $13,798
30-Jun-98          $12,321          $13,903
31-Jul-98          $12,388          $14,044
31-Aug-98          $10,474          $12,304
30-Sep-98          $10,507          $11,927
31-Oct-98          $11,436          $13,170
30-Nov-98          $11,978          $13,845
31-Dec-98          $12,218          $14,391
31-Jan-99          $12,775          $14,348
28-Feb-99          $12,436          $14,006
31-Mar-99          $13,065          $14,591
30-Apr-99          $13,706          $15,182
31-May-99          $13,247          $14,400
30-Jun-99          $14,311          $14,962
31-Jul-99          $14,795          $15,406
31-Aug-99          $15,001          $15,463
30-Sep-99          $15,243          $15,618
31-Oct-99          $15,862          $16,203
30-Nov-99          $16,874          $16,766
31-Dec-99          $19,220          $18,271
31-Jan-00          $18,742          $17,110
29-Feb-00          $19,434          $17,571
31-Mar-00          $19,887          $18,252
30-Apr-00          $18,704          $17,291
31-May-00          $17,748          $16,870
30-Jun-00          $18,579          $17,529
31-Jul-00          $17,421          $16,794
31-Aug-00          $17,836          $16,940
30-Sep-00          $16,402          $16,116
31-Oct-00          $15,459          $15,735
30-Nov-00          $14,784          $15,145
31-Dec-00          $14,853          $15,683
31-Jan-01          $15,100          $15,688
28-Feb-01          $13,785          $14,515
31-Mar-01          $12,921          $13,548
30-Apr-01          $14,059          $14,489
31-May-01          $13,374          $13,978
30-Jun-01          $12,730          $13,406
31-Jul-01          $12,291          $13,162
31-Aug-01          $11,853          $12,829
30-Sep-01          $10,167          $11,529
31-Oct-01          $10,480          $11,825
30-Nov-01          $11,151          $12,261
31-Dec-01          $11,268          $12,333
31-Jan-02          $10,555          $11,678
28-Feb-02          $10,429          $11,760
31-Mar-02          $10,905          $12,396
30-Apr-02          $10,849          $12,478
31-May-02          $10,975          $12,636
30-Jun-02          $10,401          $12,133
31-Jul-02          $ 9,241          $10,936
31-Aug-02          $ 9,283          $10,911
30-Sep-02          $ 8,360          $ 9,739
31-Oct-02          $ 8,836          $10,263
30-Nov-02          $ 9,017          $10,728
31-Dec-02          $ 8,785          $10,368
31-Jan-03          $ 8,429          $ 9,935
28-Feb-03          $ 8,031          $ 9,707
31-Mar-03          $ 8,016          $ 9,516
30-Apr-03          $ 8,685          $10,449
31-May-03          $ 9,184          $11,082
30-Jun-03          $ 9,370          $11,350
31-Jul-03          $ 9,455          $11,624
31-Aug-03          $ 9,583          $11,904
30-Sep-03          $ 9,839          $12,271
31-Oct-03          $10,266          $13,036
30-Nov-03          $10,594          $13,325
31-Dec-03          $11,339          $14,366
31-Jan-04          $11,468          $14,568
29-Feb-04          $11,798          $14,905
31-Mar-04          $11,482          $14,988
30-Apr-04          $11,424          $14,650

----------
MSCI EAFE Index**
($14,650)

==========
Fremont
International Growth
Fund
($11,424)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Fremont International Growth Fund              31.54%      -3.58%       1.34%

MSCI EAFE Index                                40.23%      -0.71%       3.89%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     INTERNATIONAL INVESTING PRESENTS CERTAIN RISKS SUCH AS CHANGING MARKET CONDITIONS, CURRENCY FLUCTUA-TIONS, AND ECONOMIC AND POLITICAL INSTABILITY. Jarislowsky Fraser Limited assumed management of the Fund on June 28, 2002.

  ** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  5

FREMONT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

Portfolio Management Team
AllianceBernstein

[PHOTO]

Paul C. Rissman, Frank Caruso, Aryeh Glatter,
Susanne Lent, Craig Ayers

FUND PROFILE

THE FREMONT LARGE CAP VALUE FUND (FORMERLY THE FREMONT NEW ERA VALUE FUND), SEEKS CAPITAL APPRECIATION THROUGH INVESTING IN UNDERVALUED LARGE CAP STOCKS. THE FIVE-PERSON PORTFOLIO MANAGEMENT TEAM AT SUB-ADVISOR ALLIANCEBERNSTEIN EMPLOYS A PROPRIETARY STOCK SELECTION STRATEGY DEVELOPED BY TEAM LEADERS PAUL RISSMAN AND FRANK CARUSO IN 1995. THE PORTFOLIO MANAGERS ARE SUPPORTED BY A STAFF OF 42 DOMESTIC EQUITY ANALYSTS COVERING APPROXIMATELY 700 COMPANIES REPRESENTING 90% OF THE CAPITALIZATION OF THE RUSSELL 1000 VALUE INDEX.

     FORMED IN 2000 WITH THE MERGER OF LEADING GROWTH STOCK MANAGER ALLIANCE CAPITAL AND PREMIER VALUE MANAGER SANFORD C. BERNSTEIN & CO., INC., ALLIANCEBERNSTEIN MANAGES $385 BILLION IN TOTAL ASSETS, WITH APPROXIMATELY 50% IN EQUITIES.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Large Cap Value Fund returned 10.66% compared to the Russell 1000 Value Index's 8.15% gain.

     Our energy sector holdings had the most positive impact on returns relative to the benchmark Russell 1000 Value, with BP Amoco and Conoco Phillips respectively numbers one and two on our top-10 performance list. We increased our exposure to the energy sector in the beginning of 2003, when our research indicated a shift in the supply/demand dynamics of the industry--rapidly rising global demand and supply limitations created by the increased cost of replenishing reserves--would likely support higher than normal oil prices and better than anticipated energy company earnings. We expect oil prices to trend lower at some point in the next year, but believe they will stabilize at levels that will continue to support the earnings of high quality energy companies. Though we remain modestly overweighted in the energy sector, we anticipate further trimming of positions in our more fully valued holdings.

     The Fund also benefited significantly from merger and acquisition activity. Wellpoint Health Net's purchase of Anthem met with the typical reaction as the acquirer lost ground on the initial announcement. However, Anthem more than made up for the initial loss as both companies performed well in the following months. Wellpoint was our fourth best performer and Anthem our ninth best during this reporting period. We experienced similar good fortune when J.P. Morgan's acquisition of Bank One propelled both stocks higher.

     We had some disappointments as well. Fannie Mae declined as investors recoiled from negative headlines regarding the company's management of earnings, worried about the impact of increased regulation on the company, and became concerned that rising mortgage rates would negatively impact near-term earnings. We trimmed our position in Fannie Mae to hedge against the increased risk profile, but believe it still represents a fundamental bargain. The supply of mortgages should increase as mortgage rates rise and banks reduce their mortgage portfolios, giving Fannie Mae the opportunity to buy mortgages at relatively attractive prices. Our investment in Union Pacific also penalized returns. We expected long-haul commercial rail traffic to increase with the economic recovery. In addition, new regulations limiting the operating hours of long-haul truckers will be put in place in October 2004 and should drive additional traffic to the rails. Unfortunately, thus far, Union Pacific has not been able to handle the added volume. We will patiently wait to see if Union Pacific can take advantage of increased demand in the quarters ahead.

     In March 2004 we took advantage of the stock market's pull-back to buy or add to positions in premier large cap companies including Home Depot, Microsoft, and General Electric, whose valuations were at or near their recent historical lows. We note that on a relative value basis, the very largest of the large caps--the top 50 companies in the S&P 500--were as attractively priced compared to the next 450 as they have been since 1978. With the average market capitalization of the portfolio now $88 billion versus the Russell 1000 Value Index's $65 billion, we believe the Fund is well positioned to take advantage of investors' renewed appreciation of stable blue chip earners.

     Stocks have struggled since March, weighed down both by concern over rising geopolitical tensions and the increased probability that the Federal Reserve would begin tightening this summer rather than after the November elections. With all the bad news emanating from Iraq and the increased threat of terrorism during an Olympic and Presidential election year, we are not surprised that "event risk" has been priced back into the stock market. It also comes as no surprise that investors are focusing on the Fed. However, we think much of the potential economic risk posed by rising short-term interest rates is already baked into stock prices. We expect the economy to remain strong, buoyed by increasing enterprise spending. In general,

6  FREMONT MUTUAL FUNDS

                                                    FREMONT LARGE CAP VALUE FUND
                                                    SECTOR DIVERSIFICATION
                                                    AS OF 04/30/04
--------------------------------------------------------------------------------

corporate America now has strong balance sheets and great free cash flow. If demand is there, we believe businesses will spend to accommodate it. Due to recent years' cost cutting and enormous productivity gains, corporate earnings should continue to grow. Our conclusion is that barring any unfore-seeable event, stocks can make progress into the headwind created by rising short-term interest rates.

     In closing, the Alliance Bernstein Portfolio Management Team took the helm of the Fremont Large Cap Growth Fund on March 31, 2003. The portfolio restructuring process was largely completed by May of 2003. We are pleased that over this eleven month period, the Fund's relative performance has improved significantly and hope that we can build on our success in the years ahead.

Sincerely,

/s/ Craig Ayers

Craig Ayers and the AllianceBernstein
Portfolio Management Team

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (4.6%)
Other (25.8%)
Consumer Services (7.4%)
Consumer Non-Durables (9.9%)
Financial Services (Other) (13.6%)
Health Care (13.4%)
Energy (12.8%)
Financial Services (Banks) (12.5%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

12/29/00-
10/31/01*                        -20.90%

11/01/01-
10/31/02                         -24.63%

11/01/02-
10/31/03                         +25.51%

11/01/03-
04/30/04*                        +10.66%

*Unannualized.

TOP TEN HOLDINGS

American International Group, Inc ......................................    4.2%
Citigroup, Inc .........................................................    4.2%
ConocoPhillips .........................................................    3.7%
Bank One Corp ..........................................................    3.7%
Pfizer, Inc ............................................................    3.4%
Bank of America Corp ...................................................    3.1%
BP Amoco PLC ADR .......................................................    2.9%
Fannie Mae .............................................................    2.7%
Union Pacific Corp .....................................................    2.4%
Altria Group, Inc ......................................................    2.4%
                                                                   TOTAL   32.7%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                  FREMONT
                 LARGE CAP       RUSSELL 1000
                 VALUE FUND       VALUE INDEX
---------------------------------------------
29-Dec-00          $10,000          $10,000
31-Dec-00          $10,000          $10,000
31-Jan-01          $10,460          $10,038
28-Feb-01          $ 9,540          $ 9,759
31-Mar-01          $ 8,930          $ 9,414
30-Apr-01          $ 9,620          $ 9,876
31-May-01          $ 9,550          $10,098
30-Jun-01          $ 9,370          $ 9,874
31-Jul-01          $ 9,110          $ 9,853
31-Aug-01          $ 8,450          $ 9,458
30-Sep-01          $ 7,580          $ 8,792
31-Oct-01          $ 7,910          $ 8,716
30-Nov-01          $ 8,650          $ 9,223
31-Dec-01          $ 8,442          $ 9,441
31-Jan-02          $ 8,492          $ 9,368
28-Feb-02          $ 8,152          $ 9,383
31-Mar-02          $ 8,252          $ 9,827
30-Apr-02          $ 7,612          $ 9,490
31-May-02          $ 7,582          $ 9,537
30-Jun-02          $ 6,792          $ 8,990
31-Jul-02          $ 6,351          $ 8,154
31-Aug-02          $ 6,291          $ 8,215
30-Sep-02          $ 5,381          $ 7,301
31-Oct-02          $ 5,961          $ 7,842
30-Nov-02          $ 6,582          $ 8,336
31-Dec-02          $ 6,018          $ 7,975
31-Jan-03          $ 6,088          $ 7,782
28-Feb-03          $ 5,958          $ 7,574
31-Mar-03          $ 6,038          $ 7,587
30-Apr-03          $ 6,499          $ 8,254
31-May-03          $ 6,971          $ 8,788
30-Jun-03          $ 7,001          $ 8,897
31-Jul-03          $ 7,151          $ 9,030
31-Aug-03          $ 7,221          $ 9,171
30-Sep-03          $ 7,181          $ 9,081
31-Oct-03          $ 7,482          $ 9,637
30-Nov-03          $ 7,532          $ 9,768
31-Dec-03          $ 8,067          $10,369
31-Jan-04          $ 8,269          $10,552
29-Feb-04          $ 8,430          $10,778
31-Mar-04          $ 8,380          $10,683
30-Apr-04          $ 8,279          $10,422

----------
Russell 1000
Value Index**
($10,422)

==========
Fremont
Large Cap Value Fund
($8,279)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 04/30/04

                                           1 Year     Since Inception (12/29/00)
--------------------------------------------------------------------------------
Fremont Large Cap Value Fund               27.40%              -5.50%
Russell 1000 Value Index                   26.27%               1.25%

   1 Assumes initial investment of $10,000 on December 29, 2000. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 1000 Value Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     THERE ARE RISKS ASSOCIATED WITH INVESTING IN A CONCENTRATED FUND, AND THE VALUE OF THE PORTFOLIO WILL BE GREATLY AFFECTED BY THE DECLINES OF THE VALUE OF A SINGLE STOCK. AllianceBernstein assumed management of the Fund on March 31, 2003.

  ** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
H. Kent Mergler and
Stephen K. Mergler
Northstar Capital Management

[PHOTO]

H. Kent Mergler and Stephen K. Mergler

FUND PROFILE

MANAGED BY NORTHSTAR CAPITAL MANAGEMENT, THE FREMONT LARGE CAP GROWTH FUND (FORMERLY THE FREMONT NEW ERA GROWTH FUND) IS A CONCENTRATED PORTFOLIO OF LARGE CAPITALIZATION GROWTH STOCKS SELECTED ON THE BASIS OF RIGOROUS QUANTITATIVE AND QUALITATIVE RESEARCH. NORTHSTAR EMPLOYS A "QUALITY GROWTH" STRATEGY FOCUSING ON LEADING COMPANIES IN THEIR RESPECTIVE INDUSTRY GROUPS TRADING AT REASONABLE VALUATIONS RELATIVE TO SUPERIOR EARNINGS GROWTH RATES. THE NORTHSTAR CAPITAL MANAGEMENT TEAM WAS FORMED IN 1992 AND HAS AN EXCELLENT TRACK RECORD MANAGING LARGE CAP GROWTH STOCK PORTFOLIOS FOR PRIVATE CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Large Cap Growth Fund gained 4.84% compared to the S&P 500 Index's 6.27% return.

     The Fund materially lagged the S&P 500 Index in the first two months of this six-month reporting period as lower quality growth stocks continued to outperform. However, in early January investors began gravitating to quality and in the last four months of first half fiscal 2004 (January 1 through April 30), the Fund gained 3.41% versus the S&P 500's 0.10% gain.

     Smaller large cap stocks were among our best performers in first half fiscal 2004, with for-profit educator Apollo Group, Internet security company Symantec, slot machine manufacturer International Game Technology, credit card leader Capital One, and communications chip producer Marvel Technology near the top of our performance list. In general, our health care sector holdings performed well, with Genentech, Israel-based generic drug maker Teva Pharmaceuticals, and orthopedic implant manufacturer Striker posting good gains. Consumer discretionary stocks also performed well, with online auction leader eBay and the aforementioned International Game Technology excelling. We have owned many of these stocks for an extensive period and most have been meeting or beating consensus earnings forecasts during our holding periods. We are pleased they are finally getting the recognition that is due.

     In general, our mega-cap holdings disappointed, with stocks such as Cisco, GE, Pfizer and Microsoft either treading water or slowly sinking. Our financial sector investments were sluggish, due in large part to the belief that rising interest rates hurt all financial companies. We believe our finan-cial sector holdings will continue to grow earnings at a good pace and attract more favorable investor attention even as interest rates trend higher in the year ahead.

     Thus far, 21 of the 30 stocks in the portfolio have reported first quarter 2004 earnings. Twenty have exceeded and one has equaled Institutional Brokerage Estimate Services (IBES) consensus earnings estimates. Obviously, we are pleased with earnings results of the companies in the portfolio.

     Looking ahead, we believe the economy will remain strong. First quarter GDP growth came in at a healthy 4.2%, a pace we think can be sustained over the balance of the year. Corporate earnings growth has been even more impressive. Through the end of April, 70% of S&P 500 companies had reported first quarter earnings. Eighty-three percent posted year-to-year earnings gains, 75% exceeded consensus earnings estimates, and on average, earnings increased by 23.3% versus first quarter 2003. Due to the operating leverage produced by recent years' aggressive cost cutting and productivity gains, we believe corporate earnings can continue to increase at an attractive rate.

     Normally, such strong earnings growth would translate into a relatively strong stock market. However, over the last four months, investor anxiety has restrained market returns. First investors worried about sluggish job growth. Then when the strong March job report was released, they began fretting over the prospect of a Federal Reserve Rate hike. We're not sure what the next "panic du jour" may be, but ultimately we believe equity investors will calm down and focus on the healthy economy and very good corporate earnings growth. Historically, as long as the economy and corporate earnings are growing at a good clip, stocks have been able to make decent progress into the headwind of rising interest rates. Barring any external shocks such as another major terrorist attack, we believe history will repeat itself in 2004.

     The fundamental characteristics of the portfolio remain consistent with our "growth at a reasonable price" investment methodology.

     We were befuddled by strength of lower quality growth stocks in fiscal 2003 and disappointed that investing in high quality companies was not as rewarding as

8  FREMONT MUTUAL FUNDS

                                                     FREMONT LARGE CAP GROWTH
                                                     FUND SECTOR DIVERSIFICATION
                                                     AS OF 04/30/04
--------------------------------------------------------------------------------

speculating on less fundamentally sound competitors. Investors appear to have come to their senses, giving us confidence that the Fund's relative performance will continue to improve over the balance of fiscal 2004.

Sincerely,

/s/ H. Kent Mergler   Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (2.7%)
Other (19.3%)
Consumer Non-Durables (5.5%)
Technology (Components) (7.4%)
Technology (Software) (7.6%)
Business Equipment & Services (7.8%)
Health Care (22.9%)
Financial Services (Other) (14.2%)
Retail (12.6%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

12/31/01+-
10/31/02                         -22.90%+

11/01/02-
10/31/03                          +8.92%

11/01/03-
04/30/04*                         +4.84%

*Unannualized.

TOP TEN HOLDINGS

Symantec Corp ..........................................................    4.5%
Apollo Group, Inc. (Class A) ...........................................    4.3%
Starbucks Corp .........................................................    4.2%
Stryker Corp ...........................................................    4.0%
International Game Technology ..........................................    3.9%
Moody's Corp ...........................................................    3.8%
Capital One Financial Corp .............................................    3.7%
Procter & Gamble Co ....................................................    3.6%
Genentech, Inc .........................................................    3.6%
Dell, Inc ..............................................................    3.5%
                                                                   TOTAL   39.1%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                  FREMONT
                 LARGE CAP          S&P 500
                GROWTH FUND          INDEX
-------------------------------------------
31-Dec-01          $10,000          $10,000
31-Jan-02          $ 9,660          $ 9,854
28-Feb-02          $ 9,350          $ 9,664
31-Mar-02          $ 9,470          $10,028
30-Apr-02          $ 9,250          $ 9,420
31-May-02          $ 9,130          $ 9,351
30-Jun-02          $ 8,830          $ 8,685
31-Jul-02          $ 8,130          $ 8,008
31-Aug-02          $ 8,190          $ 8,060
30-Sep-02          $ 7,710          $ 7,184
31-Oct-02          $ 7,960          $ 7,817
30-Nov-02          $ 7,750          $ 8,277
31-Dec-02          $ 7,420          $ 7,791
31-Jan-03          $ 7,220          $ 7,587
28-Feb-03          $ 7,110          $ 7,474
31-Mar-03          $ 7,320          $ 7,546
30-Apr-03          $ 7,640          $ 8,168
31-May-03          $ 7,780          $ 8,598
30-Jun-03          $ 7,860          $ 8,708
31-Jul-03          $ 8,040          $ 8,862
31-Aug-03          $ 8,250          $ 9,034
30-Sep-03          $ 8,220          $ 8,939
31-Oct-03          $ 8,670          $ 9,445
30-Nov-03          $ 8,680          $ 9,528
31-Dec-03          $ 8,790          $10,027
31-Jan-04          $ 9,120          $10,211
29-Feb-04          $ 9,250          $10,353
31-Mar-04          $ 9,321          $10,197
30-Apr-04          $ 9,090          $10,037


----------
S&P 500 Index**
($10,037)

==========
Fremont Large Cap
Growth Fund
($9,090)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 04/30/04

                                           1 Year  Since Inception (12/31/01(+))
--------------------------------------------------------------------------------
Fremont Large Cap Growth Fund              18.98%              -4.01%
S&P 500 Index                              22.88%               0.16%

   + Initial public offering date. The Fund commenced operations on September
     28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split.

   1 Assumes initial investment of $10,000 on December 31, 2001. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     THERE ARE RISKS ASSOCIATED WITH INVESTING IN A CONCENTRATED FUND, AND THE VALUE OF THE PORTFOLIO WILL BE GREATLY AFFECTED BY THE DECLINES OF THE VALUE OF A SINGLE STOCK.

  ** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill, CFA
Fremont Investment Advisors, Inc.

[PHOTO]

Debra McNeill, CFA

FUND PROFILE

THE FREMONT STRUCTURED CORE FUND INVESTS PRINCIPALLY IN LARGE CAPITALIZATION U.S. STOCKS. THE GOAL IS TO OUTPERFORM THE STANDARD & POOR'S 500 INDEX AND THE AVERAGE OF ITS LARGE CAP CORE STOCK FUND PEER GROUP.

     SUPERIOR EARNINGS GROWTH GENERALLY TRANSLATES INTO SUPERIOR STOCK PERFORMANCE. HOWEVER, STOCKS WITH EXCELLENT EARNINGS RECORDS OFTEN TRADE AT HIGH VALUATIONS AND UNANTICIPATED EARNINGS DISAPPOINTMENTS CAN RESULT IN SHARP DECLINES. IN SHORT, REWARD POTENTIAL IS ACCOMPANIED BY A SOMEWHAT HIGHER LEVEL OF RISK. THROUGH QUANTITATIVE ANALYSIS, PORTFOLIO MANAGER DEBRA MCNEILL SEEKS TO IDENTIFY STOCKS WITH SUPERIOR EARNINGS GROWTH PROSPECTS TRADING AT REASONABLE VALUATIONS. THE GOAL IS TO BUILD A DIVERSIFIED PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.
--------------------------------------------------------------------------------
First Quadrant, L.P. assumed management of the Fund effective May 7, 2004.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Structured Core Fund returned 5.77% compared to 6.27% for the S&P 500 Index and 6.14% for the Russell 3000 Index.

     The portfolio's overweighting in the technology and financials sectors, two of the worst performing sectors in the S&P 500 during this six-month reporting period, was largely responsible for its modest relative performance shortfall in first half fiscal 2004. Disappointments in these sectors include Intel, which declined more than 20%, Merrill Lynch, which fell 7.9%, and Morgan Stanley, which slid 6.2%. Relative returns were also penalized by the fact that through the first three months of this reporting period lower quality, more volatile stocks outperformed the high quality, "steady Eddie" earners our quantitative stock selection model favors. In mid-February, investors began gravitating to more stable blue chip earners. This change in trend helped the portfolio make up ground on its S&P 500 benchmark over the last two months of this six-month reporting period.

     Our consumer non-durable and consumer services sector investments made the most positive contribution to absolute and relative performance. In the consumer non-durable category, soft drink bottlers Coca Cola Enterprises, Pepsi Bottling, and Pepsi Americas all gained more than 30%. Retailer J.C. Penney was also a stalwart performer. In the consumer services category, gaming and gaming equipment companies including Caesar's Palace, Harrah's, and G-Tech posted excellent gains.

     Looking ahead to second half fiscal 2004, we are cautiously optimistic regarding the prospects for large cap growth stocks. There are plenty of things to worry about, most notably Federal Reserve rate hikes, even more bad news from Iraq, and the potential for another major terrorist episode prior to the November elections. At this juncture, we believe concern about higher short-term interest rates is overblown. With the Fed Funds Rate at just 1%, we believe the Federal Reserve can tap on the monetary brakes a few times without jeopardizing economic growth. Although we saw strong job growth in March and April, there are enough unemployed and under-employed workers (average hours worked per week is just above 33 hours) to prevent much upward pressure on wages. Despite rising commodities and energy costs, there still doesn't appear to be much pricing flexibility in the system. Our conclusion is that inflation may increase slightly over the balance of the year, but will likely remain relatively subdued.

     We are more worried about "event risk" such as Iraq imploding and/or another major terrorist attack on America or one of its allies. Recent history (9/11) reveals that a significant proportion of investors tend to pull all their chips off the stock market table immediately after a crisis until they can fully assess the damage. With the exception of sitting on the market sidelines, it is impossible to hedge against "event risk" and we can't allow it to impact our investment decision making.

     Recently, investors have been so preoccupied with the aforementioned risks, they have largely ignored much better than anticipated corporate earnings growth. At the end of April, 444 of the 500 companies in the S&P 500 had reported first quarter earnings, with the average year-to-year earnings growth coming in above 25%. Although we face tougher earnings comparisons beginning in second half calendar 2004, we believe recent years' enormous productivity gains will continue to leverage earnings. Barring any unforesee-able events, good corporate earnings growth should serve as the stock market's Rock of Gibraltar. We believe equities can make grudging progress over the balance of the year, with the S&P 500 finishing calendar 2004 with a mid to high single digit gain.

     Our quantitative stock selection model is designed to identify stocks with the following characteristics: strong balance sheets, stable earnings growth, below average volatility, and attractive relative valuations.

10  FREMONT MUTUAL FUNDS

                                                    FREMONT STRUCTURED CORE FUND
                                                    SECTOR DIVERSIFICATION
                                                    AS OF 04/30/04
--------------------------------------------------------------------------------

Therefore, over any given point of time, the Fund's relative performance is a function of how well or poorly the market treats such stocks. In fiscal 2003, and first several months of fiscal 2004, the market clearly favored the type of stocks our model is designed to weed out. About half way through this six-month reporting period we saw a change in trend, with the market beginning to place a premium on earnings and valuations. In today's uncertain investment environment we believe investors will become increasingly risk averse, preferring quality and stability to volatility and risk. We believe this bodes well for the Fund's relative performance in the year ahead.

Sincerely,

/s/ Debra McNeill

Debra McNeill Portfolio Manager

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (1.6%)
Other (16.3%)
Technology (Components) (5.3%)
Retail (6.1%)
Energy (7.4%)
Technology (Equipment) (7.9%)
Technology (Software) (8.1%)
Consumer Non-Durables (14.6%)
Financial Services (Other) (13.2%)
Health Care (10.6%)
Financial Services (Banks) (8.9%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                          +1.72%

11/01/94-
10/31/95                         +28.12%

11/01/95-
10/31/96                         +22.06%

11/01/96-
10/31/97                         +29.26%

11/01/97-
10/31/98                          +7.30%

11/01/98-
10/31/99                         +24.24%

11/01/99-
10/31/00                          +7.18%

11/01/00-
10/31/01                         -26.07%

11/01/01-
10/31/02                         -16.65%

11/01/02-
10/31/03                         +18.37%

11/01/03-
04/30/04*                         +5.77%

*Unannualized.

TOP TEN HOLDINGS

Microsoft Corp .........................................................    3.7%
Exxon Mobil Corp .......................................................    3.4%
General Electric Co ....................................................    2.9%
Oracle Corp ............................................................    2.7%
Wells Fargo & Co .......................................................    2.7%
Citigroup, Inc .........................................................    2.5%
Colgate-Palmolive Co ...................................................    2.3%
Dell, Inc ..............................................................    2.2%
Intel Corp .............................................................    2.0%
American International Group, Inc ......................................    2.0%
                                                                   TOTAL   26.4%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                   FREMONT
                 STRUCTURED         S&P 500          RUSSELL
                  CORE FUND          INDEX         3000 INDEX
------------------------------------------------------------
30-Apr-94          $10,000          $10,000          $10,000
31-May-94          $10,037          $10,163          $10,110
30-Jun-94          $ 9,701          $ 9,912          $ 9,833
31-Jul-94          $10,093          $10,240          $10,138
31-Aug-94          $10,608          $10,656          $10,580
30-Sep-94          $10,384          $10,398          $10,355
31-Oct-94          $10,590          $10,638          $10,526
30-Nov-94          $10,256          $10,247          $10,142
31-Dec-94          $10,463          $10,398          $10,300
31-Jan-95          $10,504          $10,667          $10,526
28-Feb-95          $10,845          $11,080          $10,955
31-Mar-95          $11,135          $11,408          $11,228
30-Apr-95          $11,373          $11,744          $11,521
31-May-95          $11,746          $12,210          $11,940
30-Jun-95          $12,325          $12,496          $12,285
31-Jul-95          $12,874          $12,913          $12,778
31-Aug-95          $13,050          $12,942          $12,892
30-Sep-95          $13,557          $13,482          $13,391
31-Oct-95          $13,567          $13,444          $13,276
30-Nov-95          $14,003          $14,035          $13,865
31-Dec-95          $13,978          $14,295          $14,091
31-Jan-96          $14,385          $14,787          $14,500
29-Feb-96          $14,560          $14,930          $14,714
31-Mar-96          $14,505          $15,073          $14,862
30-Apr-96          $14,945          $15,295          $15,144
31-May-96          $15,461          $15,689          $15,531
30-Jun-96          $15,549          $15,749          $15,481
31-Jul-96          $14,791          $15,053          $14,671
31-Aug-96          $15,054          $15,371          $15,116
30-Sep-96          $16,152          $16,236          $15,938
31-Oct-96          $16,560          $16,684          $16,230
30-Nov-96          $17,762          $17,945          $17,374
31-Dec-96          $17,486          $17,589          $17,165
31-Jan-97          $18,281          $18,688          $18,115
28-Feb-97          $18,391          $18,834          $18,135
31-Mar-97          $17,747          $18,060          $17,314
30-Apr-97          $18,404          $19,138          $18,167
31-May-97          $19,460          $20,304          $19,408
30-Jun-97          $20,158          $21,214          $20,215
31-Jul-97          $21,913          $22,902          $21,800
31-Aug-97          $21,008          $21,619          $20,915
30-Sep-97          $22,187          $22,803          $22,101
31-Oct-97          $21,406          $22,041          $21,359
30-Nov-97          $22,121          $23,061          $22,177
31-Dec-97          $22,550          $23,457          $22,621
31-Jan-98          $22,199          $23,717          $22,738
28-Feb-98          $23,748          $25,427          $24,365
31-Mar-98          $24,815          $26,729          $25,572
30-Apr-98          $25,107          $26,998          $25,824
31-May-98          $24,684          $26,534          $25,187
30-Jun-98          $24,713          $27,612          $26,038
31-Jul-98          $24,070          $27,318          $25,565
31-Aug-98          $19,788          $23,368          $21,649
30-Sep-98          $21,395          $24,865          $23,126
31-Oct-98          $22,967          $26,888          $24,881
30-Nov-98          $24,355          $28,518          $26,403
31-Dec-98          $26,130          $30,161          $28,081
31-Jan-99          $27,356          $31,422          $29,035
28-Feb-99          $26,266          $30,445          $28,007
31-Mar-99          $26,964          $31,663          $29,034
30-Apr-99          $27,866          $32,888          $30,345
31-May-99          $27,185          $32,112          $29,768
30-Jun-99          $29,075          $33,894          $31,273
31-Jul-99          $27,883          $32,836          $30,324
31-Aug-99          $27,628          $32,672          $29,980
30-Sep-99          $26,947          $31,777          $29,213
31-Oct-99          $28,535          $33,788          $31,046
30-Nov-99          $28,881          $34,477          $31,915
31-Dec-99          $30,623          $36,508          $33,951
31-Jan-00          $28,837          $34,675          $32,620
29-Feb-00          $28,511          $34,020          $32,922
31-Mar-00          $31,506          $37,347          $35,502
30-Apr-00          $30,565          $36,223          $34,250
31-May-00          $30,028          $35,480          $33,288
30-Jun-00          $30,584          $36,357          $34,274
31-Jul-00          $30,373          $35,789          $33,668
31-Aug-00          $32,389          $38,008          $36,165
30-Sep-00          $31,084          $36,002          $34,528
31-Oct-00          $30,585          $35,849          $34,036
30-Nov-00          $28,054          $33,023          $30,899
31-Dec-00          $28,129          $33,185          $31,418
31-Jan-01          $28,959          $34,362          $32,493
28-Feb-01          $26,262          $31,229          $29,524
31-Mar-01          $24,852          $29,251          $27,600
30-Apr-01          $26,905          $31,524          $29,813
31-May-01          $26,988          $31,735          $30,052
30-Jun-01          $26,283          $30,963          $29,498
31-Jul-01          $26,055          $30,658          $29,012
31-Aug-01          $24,188          $28,739          $27,299
30-Sep-01          $22,155          $26,418          $24,891
31-Oct-01          $22,611          $26,922          $25,470
30-Nov-01          $24,043          $28,988          $27,432
31-Dec-01          $24,334          $29,242          $27,818
31-Jan-02          $24,084          $28,816          $27,469
28-Feb-02          $23,521          $28,261          $26,908
31-Mar-02          $24,355          $29,324          $28,088
30-Apr-02          $23,395          $27,546          $26,614
31-May-02          $23,249          $27,344          $26,306
30-Jun-02          $21,621          $25,396          $24,412
31-Jul-02          $19,931          $23,417          $22,471
31-Aug-02          $20,077          $23,571          $22,577
30-Sep-02          $17,886          $21,009          $20,205
31-Oct-02          $18,846          $22,858          $21,814
30-Nov-02          $19,555          $24,205          $23,134
31-Dec-02          $18,432          $22,784          $21,826
31-Jan-03          $17,926          $22,187          $21,292
28-Feb-03          $17,547          $21,854          $20,942
31-Mar-03          $17,779          $22,067          $21,162
30-Apr-03          $19,253          $23,885          $22,890
31-May-03          $20,306          $25,143          $24,272
30-Jun-03          $20,538          $25,465          $24,599
31-Jul-03          $20,811          $25,913          $25,164
31-Aug-03          $21,127          $26,419          $25,721
30-Sep-03          $21,170          $26,139          $25,442
31-Oct-03          $22,306          $27,618          $26,982
30-Nov-03          $22,476          $27,861          $27,353
31-Dec-03          $23,425          $29,321          $28,604
31-Jan-04          $23,891          $29,860          $29,201
29-Feb-04          $24,251          $30,276          $29,595
31-Mar-04          $23,997          $29,818          $29,243
30-Apr-04          $23,594          $29,350          $28,639


----------
S&P 500 Index**
($29,350)

----------
Russell 3000 Index**
($28,639)

==========
Fremont
Structured Core Fund
($23,594)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Fremont Structured Core Fund                   22.55%      -3.27%       8.96%

Russell 3000 Index                             25.12%      -1.16%      11.09%

S&P 500 Index                                  22.88%      -2.25%      11.36%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 3000 Index or the S&P 500 Index.

  ** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Yvette Bockstein and Grant Babyak
TimesSquare Capital Management

[PHOTO]

Yvette Bockstein and Grant Babyak

FUND PROFILE

U.S. SMALL CAP GROWTH STOCKS OFFER TREMENDOUS LONG-TERM INVESTMENT OPPORTUNITY. THE FREMONT U.S. SMALL CAP FUND IS DEDICATED TO IDENTIFYING SMALL, RELATIVELY UNKNOWN COMPANIES WITH THE POTENTIAL TO BECOME LARGER AND MORE SUCCESSFUL OVER TIME.

     THE SMALL CAP EQUITIES TEAM AT TIMESSQUARE CAPITAL MANAGEMENT WAS ONE OF THE FIRST PORTFOLIO MANAGEMENT GROUPS DEDICATED EXCLUSIVELY TO SMALL AND MID-CAP STOCK RESEARCH, AND TODAY MANAGES APPROXIMATELY $5 BILLION IN ASSETS FOR INSTITUTIONS INCLUDING CORPORATE PENSION PLANS, ENDOWMENT FUNDS, CHARITABLE FOUNDATIONS, AND MULTI-EMPLOYER CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont U.S. Small Cap Fund returned 4.65% versus the Russell 2000 Growth Index's 4.01% gain.

     In discussing the Fund's first half fiscal 2004 performance, we have to divide this six-month reporting period approximately in half. From November through the third week in January, small cap stocks performed quite well, with riskier, more illiquid stocks outperforming the higher quality, more liquid small cap stocks we favor. Although the Fund enjoyed good gains during this period, it lagged its benchmark. From the last week in January through the end of April, small cap stocks retreated, but the larger, higher quality, more consistent earners we favor outperformed. Although the portfolio gave some ground, it materially outperformed the benchmark, especially in April when higher quality strategies prevailed.

     We received positive contributions from most of the sectors we were invested in over the entire period, with our consumer discretionary, health care services, and energy sector investments standing out. Getty Images, which sells photos and videos to advertising agencies, and swimming pool supplies company SCP Pool excelled in the consumer discretionary category. Biotech company Protein Design Labs, kidney dialysis leader Davita, and veterinary services company VCA Antech drove our health care sector returns. Natural gas producers Evergreen Resources and Tom Brown were excellent energy sector performers due to rising earnings. The portfolio got an additional boost when both companies were taken over prior to the end of this six-month reporting period.

     Technology holdings performed well during the first part of first half fiscal 2004, but retreated after the market peaked in late January. Software producer Altiris declined sharply due to the prospect of increased competition in its niche from Hewlett Packard, which acquired several of Atiris's competitors. Emulex, a data storage equipment maker sold off when an earnings warning from one of its competitors cast a shadow over the group. Netopia, a digital signal line (DSL) modem manufacturer, and semiconducter equipment maker LTX were among our best performers in the tech sector.

     Looking ahead, we are cautiously optimistic regarding the economy and the stock market. Presently, investors are focused on the negatives--the prospect of renewed inflation driven by rising commodity costs and the increased probability the Fed will begin tightening this summer. Consistently bad news from Iraq and the potential for another major terrorist attack before the November election is adding to investor unrest.

     A healthy economy and impressive corporate earnings growth is largely being ignored. Strong job growth in March and April is a reflection of increased business confidence. Corporate America now has much stronger balance sheets and accelerating free cash flow. As end demand continues to grow, we believe businesses will spend to accommodate it. The consumer, who helped support the economy during the business downturn, may be getting tapped out now that the mortgage refinancing boom has ended, additional tax relief is threatened by the soaring Federal budget deficit, and gasoline prices have risen substantially. However, we believe enterprise spending can pick up the slack and that the economy can expand in the 4% to 5% range over the next several quarters. Corporate profits are at all-time record levels and although we face tougher earnings comparisons in second half calendar 2004, we believe increased productivity will sustain attractive earnings growth.

     If inflation turns out to be less of a problem than anticipated and Fed policy remains relatively accommodative, we think stocks can make some progress. If inflation-ary concerns prove justified and the Fed is forced to tighten aggressively, stocks are vulnerable.

     Although earnings trends continue to be very strong for small cap stocks, in the near term, small caps face several challenges

12  FREMONT MUTUAL FUNDS

                                                     FREMONT U.S. SMALL CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 04/30/04
--------------------------------------------------------------------------------

relative to large caps. After five years of superior performance, valuations relative to large cap stocks are no longer as attractive. Also, the performance pendulum could swing to large cap multinationals, whose earnings are enhanced by the weaker dollar. These factors duly noted, we believe that small cap investors will become even more risk averse, and continue to gravitate to the established, consistently profitable companies we favor. This should bode well for the Fund's performance in the year ahead. Longer term, we believe the small cap segment continues to offer attractive opportunities for growth.

     As bottom-up investors, we believe that stock selection is the most critical ingredient in producing superior long-term returns. In the kind of volatile market we will likely experience over the balance of the year, it will be particularly important to identify superior companies with experienced managements that can grow their businesses in both favorable and challenging economic environments.

Sincerely,

/s/ Grant Babyak

Grant Babyak
Portfolio Co-Manager

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (4.5%)
Other (16.9%)
Financial Services (Banks) (5.8%)
Consumer Services (8.2%)
Technology (Equipment) (10.0%)
Business Equipment & Services (26.0%)
Health Care (17.6%)
Technology (Software) (11.0%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

09/24/97-
10/31/97*                         -4.06%

11/01/97-
10/31/98                          -7.29%

11/01/98-
10/31/99                         +84.60%**

11/01/99-
10/31/00                         +27.75%

11/01/00-
10/31/01                         -33.73%

11/01/01-
10/31/02                         -31.05%

11/01/02-
10/31/03                         +40.47%

11/01/03-
04/30/04*                         +4.65%

*Unannualized.

TOP TEN HOLDINGS

DaVita, Inc ............................................................    3.7%
Alliance Data Systems Corp .............................................    3.3%
Education Management Corp ..............................................    2.8%
SCP Pool Corp ..........................................................    2.4%
Getty Images, Inc ......................................................    2.1%
Corporate Executive Board Co ...........................................    1.9%
Markel Corp ............................................................    1.8%
Respironics, Inc .......................................................    1.7%
Global Payments, Inc ...................................................    1.6%
Investors Financial Services Corp ......................................    1.6%
                                                                   TOTAL   22.9%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                  FREMONT U.S.
                   SMALL-CAP     RUSSELL 2000
                     FUND        GROWTH INDEX
---------------------------------------------
24-Sep-97          $10,000          $10,000
30-Sep-97          $10,060          $10,121
31-Oct-97          $ 9,594          $ 9,513
30-Nov-97          $ 9,474          $ 9,287
31-Dec-97          $ 9,557          $ 9,292
31-Jan-98          $ 9,547          $ 9,168
28-Feb-98          $10,510          $ 9,977
31-Mar-98          $11,021          $10,396
30-Apr-98          $10,961          $10,460
31-May-98          $10,169          $ 9,700
30-Jun-98          $10,660          $ 9,799
31-Jul-98          $ 9,717          $ 8,981
31-Aug-98          $ 7,481          $ 6,908
30-Sep-98          $ 7,992          $ 7,608
31-Oct-98          $ 8,895          $ 8,005
30-Nov-98          $ 9,777          $ 8,626
31-Dec-98          $11,242          $ 9,406
31-Jan-99          $11,803          $ 9,830
28-Feb-99          $10,740          $ 8,930
31-Mar-99          $11,683          $ 9,248
30-Apr-99          $12,274          $10,065
31-May-99          $12,525          $10,081
30-Jun-99          $13,729          $10,612
31-Jul-99          $14,621          $10,284
31-Aug-99          $14,561          $ 9,899
30-Sep-99          $15,614          $10,091
31-Oct-99          $16,420          $10,349
30-Nov-99          $19,894          $11,443
31-Dec-99          $25,320          $13,460
31-Jan-00          $23,390          $13,335
29-Feb-00          $29,859          $16,438
31-Mar-00          $26,777          $14,710
30-Apr-00          $22,699          $13,225
31-May-00          $20,864          $12,066
30-Jun-00          $23,401          $13,625
31-Jul-00          $22,237          $12,457
31-Aug-00          $25,320          $13,768
30-Sep-00          $23,139          $13,084
31-Oct-00          $20,978          $12,021
30-Nov-00          $17,130          $ 9,838
31-Dec-00          $18,518          $10,440
31-Jan-01          $19,832          $11,285
28-Feb-01          $16,491          $ 9,738
31-Mar-01          $14,902          $ 8,853
30-Apr-01          $17,592          $ 9,936
31-May-01          $17,567          $10,167
30-Jun-01          $18,381          $10,444
31-Jul-01          $17,392          $ 9,553
31-Aug-01          $15,540          $ 8,956
30-Sep-01          $12,174          $ 7,511
31-Oct-01          $13,901          $ 8,233
30-Nov-01          $15,252          $ 8,921
31-Dec-01          $16,066          $ 9,476
31-Jan-02          $15,002          $ 9,139
28-Feb-02          $13,338          $ 8,548
31-Mar-02          $14,589          $ 9,291
30-Apr-02          $13,964          $ 9,090
31-May-02          $12,412          $ 8,558
30-Jun-02          $11,311          $ 7,832
31-Jul-02          $ 9,572          $ 6,629
31-Aug-02          $ 9,760          $ 6,625
30-Sep-02          $ 9,046          $ 6,147
31-Oct-02          $ 9,584          $ 6,458
30-Nov-02          $10,635          $ 7,098
31-Dec-02          $ 9,659          $ 6,608
31-Jan-03          $ 9,309          $ 6,428
28-Feb-03          $ 9,171          $ 6,257
31-Mar-03          $ 9,284          $ 6,351
30-Apr-03          $10,235          $ 6,952
31-May-03          $11,174          $ 7,736
30-Jun-03          $11,587          $ 7,885
31-Jul-03          $12,088          $ 8,481
31-Aug-03          $12,789          $ 8,936
30-Sep-03          $12,338          $ 8,710
31-Oct-03          $13,465          $ 9,463
30-Nov-03          $13,878          $ 9,771
31-Dec-03          $13,941          $ 9,815
31-Jan-04          $14,429          $10,331
29-Feb-04          $14,303          $10,315
31-Mar-04          $14,428          $10,364
30-Apr-04          $14,090          $ 9,843

==========
Fremont
U.S. Small Cap
Fund
($14,090)

----------
Russell 2000
Growth Index***
($9,843)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                   1 Year   5 Years   Since Inception (09/24/97)
--------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund        37.65%     2.80%              5.33%

Russell 2000 Growth Index          41.58%    -0.45%             -0.24%

   1 Assumes initial investment of $10,000 on September 24, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     INVESTMENTS IN NEWLY EMERGING COMPANIES ARE SUBJECT TO ERRATIC EARNING PATTERNS, COMPETITIVE CONDITIONS WITHIN THE INDUSTRY, LIMITED EARNINGS HISTORY AND A RELIANCE ON ONE OR A LIMITED NUMBER OF PRODUCTS. TimesSquare assumed management of the Fund on December 31, 2002.

  ** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

 *** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont U.S. Micro-Cap Fund returned 3.34%, compared to the Russell 2000 Growth Index's 4.01% gain.

     Volatility in the technology sector was the primary reason for the Fund's lagging performance in first half fiscal 2004. Technology stocks were like the little girl in the nursery rhyme--when they were good, they were very, very good, and when they were bad, they were horrid. Our tech sector holdings were the major driver of strong returns in the first three months of this reporting period and were primarily responsible for the portfolio's negative returns over the last three months. The three other innovative sectors we invest in (health care, consumer, and services) generated positive returns throughout this six-month reporting period.

     Technology stocks, which performed exceptionally well during the market rally that began in March 2003, have led stock prices lower in the current correction. Initially, tech stocks' strong performance reflected the anticipation of improving industry fundamentals. Although fundamentals improved, valuations rose much faster than earnings, making a correction inevitable. We did what we always do when faced with a challenging period for any sector. We took some profits and consolidated our tech holdings, concentrating assets in those stocks we had the most confidence would rebound strongly when investor confidence returned. During the last three months of this reporting period, investors were indiscriminately dumping most everything with a tech label. However, we expect our strategy to benefit shareholders when individual tech stocks are evaluated based on their own fundamental merits.

     We can't predict when the tech stock correction will end. However, with many tech stocks down 20% or more in just four months and valuations now much more reasonable, we think the decline may be close to having run its course. We believe technology spending will continue to trend higher over the next year. We note that the hardware and software purchased in preparation for Y2K is close to being fully depreciated. Consequently, companies will soon be able to purchase new computers, printers, servers, etc., without having to write off the old against earnings. Also many of the products purchased during the late 90s tech-spending boom are now becoming obsolete and will need to be replaced by new productivity enhancing equipment.

     Stocks in general have continued to struggle since a strong March jobs report convinced investors the Federal Reserve would begin tightening this summer. With short-term interest rates at historically (and artificially) low levels and inflation likely to remain relatively subdued, we are not all that concerned about Fed rate hikes. Of course, there are other complicating factors, most notably the upcoming Presidential election, Iraq, and terrorism that cloud the market outlook. Barring any unforeseeable events, eventually, we think investors will worry less about what the Fed may be doing and focus more on the outlook for the economy and corporate earnings, especially the growth prospects for select micro-cap companies.

     At the close of first half fiscal 2004, 32% of portfolio assets was in technology, 22% in health care, 13% in consumer, 15% in services, 5% in special situations, and 13% (near our mandated maximum) was in cash. This compares to 37% in tech, 20% in health care, 13% in consumer, 12% in services, 6% in special situations, and 12% in cash at the beginning of this six-month reporting period.

     Small company stocks (including micro-caps) materially outperformed large cap stocks in 2003, and continued to modestly outperform for the first four months of calendar 2004. This performance has led some investors to conclude that the trend will reverse itself in the year ahead. However, more and more institutions (especially under-funded corporate pension plans) are focusing on absolute rather than relative returns and beginning to allocate more assets to those market sectors that

14  FREMONT MUTUAL FUNDS

                                                     FREMONT U.S. MICRO-CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 04/30/04
--------------------------------------------------------------------------------

have delivered the best long-term absolute returns. For example, the entire $14 billion General Motors just pumped into its pension fund was allocated to a broad category GM calls "alpha," which focuses on absolute return strategies. GM also includes in its alpha category U.S. high-yield bonds and small-cap stocks. A greater focus on absolute return strategies will help attract capital to the small-cap and micro-cap asset classes.

     In closing, the Fremont U.S. Micro Cap Fund will celebrate its 10th anniversary on June 30, 2004. We are proud of the Fund's long-term performance record, and our team's goal is to build on its success in the years to come.

Sincerely,

/s/ Robert E. Kern, Jr.   David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (13.3%)
Other (10.8%)
Technology (Software) (5.6%)
Retail (7.0%)
Technology (Components) (10.0%)
Health Care (21.7%)
Technology (Equipment) (16.4%)
Business Equipment & Services (15.2%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

06/30/94-
10/31/94*                         +3.60%

11/01/94-
10/31/95                         +38.68%

11/01/95-
10/31/96                         +41.46%

11/01/96-
10/31/97                         +28.80%

11/01/97-
10/31/98                         -23.45%

11/01/98-
10/31/99                        +110.46%**

11/01/99-
10/31/00                         +46.07%

11/01/00-
10/31/01                         -20.05%

11/01/01-
10/31/02                         -26.92%

11/01/02-
10/31/03                         +52.69%

11/01/02-
10/31/03*                         +3.34%

*Unannualized.

TOP TEN HOLDINGS

NeoPharm, Inc ..........................................................    5.9%
Anaren, Inc ............................................................    2.9%
ArthroCare Corp ........................................................    2.8%
Eclipsys Corp ..........................................................    2.6%
BHA Group Holdings, Inc. (Class A) .....................................    2.4%
Ceragon Networks Ltd ...................................................    2.1%
ATMI, Inc ..............................................................    2.1%
Trident Microsystems, Inc ..............................................    2.1%
CoStar Group, Inc ......................................................    2.0%
Too, Inc ...............................................................    1.9%
                                                                   TOTAL   26.8%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                  FREMONT U.S.
                   MICRO-CAP      RUSSELL 2000
                     FUND         GROWTH INDEX
----------------------------------------------
30-Jun-94          $10,000          $10,000
31-Jul-94          $10,220          $10,143
31-Aug-94          $10,320          $10,888
30-Sep-94          $10,470          $10,934
31-Oct-94          $10,360          $11,052
30-Nov-94          $10,000          $10,605
31-Dec-94          $10,150          $10,856
31-Jan-95          $10,350          $10,635
28-Feb-95          $10,671          $11,126
31-Mar-95          $11,122          $11,451
30-Apr-95          $11,392          $11,624
31-May-95          $11,913          $11,776
30-Jun-95          $12,495          $12,587
31-Jul-95          $13,346          $13,568
31-Aug-95          $14,188          $13,736
30-Sep-95          $14,549          $14,019
31-Oct-95          $14,368          $13,329
30-Nov-95          $15,020          $13,917
31-Dec-95          $15,635          $14,226
31-Jan-96          $16,174          $14,108
29-Feb-96          $17,250          $14,751
31-Mar-96          $17,810          $15,043
30-Apr-96          $19,839          $16,198
31-May-96          $21,506          $17,028
30-Jun-96          $20,699          $15,922
31-Jul-96          $18,897          $13,978
31-Aug-96          $20,057          $15,013
30-Sep-96          $21,009          $15,786
31-Oct-96          $20,326          $15,105
30-Nov-96          $21,755          $15,525
31-Dec-96          $23,250          $15,828
31-Jan-97          $24,428          $16,223
28-Feb-97          $23,012          $15,243
31-Mar-97          $21,011          $14,168
30-Apr-97          $20,438          $14,004
31-May-97          $22,979          $16,109
30-Jun-97          $24,547          $16,655
31-Jul-97          $25,466          $17,508
31-Aug-97          $26,451          $18,034
30-Sep-97          $28,559          $19,473
31-Oct-97          $26,180          $18,303
30-Nov-97          $25,626          $17,867
31-Dec-97          $24,874          $17,877
31-Jan-98          $24,261          $17,638
28-Feb-98          $25,966          $19,196
31-Mar-98          $27,045          $20,001
30-Apr-98          $27,425          $20,124
31-May-98          $25,978          $18,662
30-Jun-98          $25,021          $18,852
31-Jul-98          $22,629          $17,278
31-Aug-98          $17,331          $13,289
30-Sep-98          $17,760          $14,637
31-Oct-98          $20,041          $15,400
30-Nov-98          $22,703          $16,595
31-Dec-98          $25,585          $18,097
31-Jan-99          $27,756          $18,911
28-Feb-99          $26,064          $17,181
31-Mar-99          $26,775          $17,793
30-Apr-99          $29,302          $19,364
31-May-99          $31,571          $19,395
30-Jun-99          $35,103          $20,416
31-Jul-99          $35,839          $19,785
31-Aug-99          $35,913          $19,045
30-Sep-99          $39,224          $19,412
31-Oct-99          $42,179          $19,910
30-Nov-99          $48,917          $22,015
31-Dec-99          $58,719          $25,895
31-Jan-00          $62,898          $25,654
29-Feb-00          $79,118          $31,623
31-Mar-00          $71,045          $28,299
30-Apr-00          $62,092          $25,442
31-May-00          $58,510          $23,214
30-Jun-00          $72,672          $26,213
31-Jul-00          $69,777          $23,966
31-Aug-00          $73,299          $26,487
30-Sep-00          $67,404          $25,171
31-Oct-00          $61,630          $23,128
30-Nov-00          $51,558          $18,929
31-Dec-00          $52,481          $20,087
31-Jan-01          $58,868          $21,713
28-Feb-01          $49,610          $18,737
31-Mar-01          $45,313          $17,033
30-Apr-01          $50,606          $19,118
31-May-01          $53,887          $19,561
30-Jun-01          $56,719          $20,095
31-Jul-01          $54,668          $18,380
31-Aug-01          $52,110          $17,232
30-Sep-01          $43,555          $14,452
31-Oct-01          $49,258          $15,842
30-Nov-01          $52,422          $17,165
31-Dec-01          $55,254          $18,233
31-Jan-02          $53,125          $17,585
28-Feb-02          $48,516          $16,446
31-Mar-02          $53,770          $17,876
30-Apr-02          $50,703          $17,489
31-May-02          $46,778          $16,467
30-Jun-02          $43,067          $15,070
31-Jul-02          $37,422          $12,754
31-Aug-02          $37,168          $12,748
30-Sep-02          $35,039          $11,827
31-Oct-02          $36,016          $12,426
30-Nov-02          $40,410          $13,657
31-Dec-02          $37,071          $12,716
31-Jan-03          $36,582          $12,370
28-Feb-03          $35,684          $12,039
31-Mar-03          $36,367          $12,221
30-Apr-03          $39,317          $13,377
31-May-03          $44,416          $14,885
30-Jun-03          $46,446          $15,172
31-Jul-03          $49,432          $16,319
31-Aug-03          $50,821          $17,196
30-Sep-03          $50,217          $16,760
31-Oct-03          $54,962          $18,209
30-Nov-03          $57,303          $18,802
31-Dec-03          $58,066          $18,887
31-Jan-04          $60,917          $19,878
29-Feb-04          $59,455          $19,849
31-Mar-04          $59,044          $19,942
30-Apr-04          $56,801          $18,941

==========
Fremont
U.S. Micro-Cap
Fund
($56,801)

----------
Russell 2000
Growth Index***
($18,941)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                   1 Year   5 Years   Since Inception (06/30/94)
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund        44.46%    14.15%             19.32%

Russell 2000 Growth Index          41.58%    -0.45%              6.71%

   1 Assumes initial investment of $10,000 on June 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

     INVESTMENTS IN NEWLY EMERGING COMPANIES ARE SUBJECT TO ERRATIC EARNING PATTERNS, COMPETITIVE CONDITIONS WITHIN THE INDUSTRY, LIMITED EARNINGS HISTORY AND A RELIANCE ON ONE OR A LIMITED NUMBER OF PRODUCTS.

  ** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

 *** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Todd Briddell, CFA, Dean Frankel, CFA
and Peter Zabierek
Urdang Securities Management

[PHOTO]

Todd Briddell, Dean Frankel, CFA
Peter Zabierek

FUND PROFILE

THROUGH THE YEARS, REAL ESTATE HAS CREATED NUMEROUS FORTUNES FOR WEALTHY INVESTORS. WITH AN INCREASING PERCENTAGE OF COMMERCIAL REAL ESTATE ASSETS IN THE HANDS OF PUBLICLY TRADED COMPANIES, INVESTORS WITH MORE LIMITED FINANCIAL RESOURCES CAN NOW PARTICIPATE IN WHAT HAS BEEN ONE OF THE WORLD'S MOST PROFITABLE ENTERPRISES. THE FREMONT REAL ESTATE SECURITIES FUND WAS CREATED TO PROVIDE INVESTORS DIVERSIFICATION AND PROFESSIONALLY MANAGED ACCESS TO THIS PROMISING MARKET SECTOR.

     URDANG SECURITIES MANAGEMENT IS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL MANAGEMENT, A REAL ESTATE ADVISORY COMPANY WITH $2 BILLION IN PRIVATE REAL ESTATE ASSETS UNDER MANAGEMENT. URDANG SECURITIES MANAGEMENT WAS FOUNDED IN 1995 AND CURRENTLY MANAGES APPROXIMATELY $750 MILLION IN REAL ESTATE SECURITIES PORTFOLIOS.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Real Estate Fund returned 3.73% compared to the Wilshire REIT Index's 2.89% advance.

     Stock selection was the primary contributor to positive relative returns, with major portfolio holdings such as Avalon Bay, Simon Property Group, Pan Pacific Retail Properties, and AMB posting good gains. Relative performance was restrained by underweightings in the health care and hotel sectors, the two best performing sectors during this six month reporting period, and an overweighting in apartments, the worst performing sector.

     Urdang Securities Management assumed portfolio management responsibility for the Fund on March 26, just a week before the surprisingly strong March job report sparked a sharp sell-off in real estate securities. Despite operating in an extremely challenging environment, we have made significant progress repositioning the portfolio.

     Since this is our first formal communication with Fund shareholders, let us briefly detail our investment methodology. We start from the top down, evaluating the current fundamentals and assessing the outlook for the various property sectors in the Real Estate Investment Trust (REIT) market. Then, we sharpen our pencils and do vigorous research on individual companies to determine the most attractive opportunities in each sector. The thing that distinguishes us from many of our competitors is that we are tactical investors, combining diligent fundamental research with market oriented analysis. We are dedicated to identifying the best real estate companies in the strongest property sectors, but we're also sensitive to market forces likely to have a near-term impact on real estate securities prices. The goal is to be in the right places at the most opportune times.

     After posting excellent gains in the first five months of this reporting period, REITs sold off so sharply in April when market interest rates spiked in response to the release of a surprisingly strong March jobs report. At issue is whether this is simply a correction or the beginning of a bear market for REITs. We think there are valid reasons to believe it is a correction, which because of its swiftness and severity may have already largely run its course.

     The factors that combined to undermine REITs include: extended valuations; the perception that REITs are particularly vulnerable to rising interest rates; and investors' aggressive rotation out of more defensive, higher yielding sectors (including REITs) into cyclical sectors in which earnings will benefit more immediately from strong economic growth.

     Indeed, after nearly four years of well above average absolute and relative returns, REITs had become overvalued by historical standards. However, on the basis of yield, price/earnings ratios, and Net Asset Value (NAV) premiums, today's post-correction valuations are now in line with long-term averages. The strong economy is a double-edged sword for REITs. Strong economic growth drives market interest rates higher, narrowing the spread between REIT and Treasury Bond yields. However, at the end of April, the average REIT yield was 6.2%, still 1.4% higher than the yield on the 10-year Treasury Bond. As we write in the second week in May, REITs' yield advantage over Treasuries had expanded to almost 1.7%, versus an average historical average of 1.2%. On the plus side, economic expansion spurs demand for commercial real estate property, setting the stage for improving REIT earnings and rising dividends. We can't fault investors' current bias toward cyclical sectors where short-term earnings growth should be quite impressive. However, as economic growth moderates in the year ahead, cyclical companies' earnings growth will likely decelerate at about the same time as REIT earnings growth begin to regain momentum.

     We are still in the process of restructuring the portfolio so detailing our current sector allocation would be misleading. We have been increasing our exposure to hotel REITs, because occupancy rates are rising and room prices are stabilizing. We have also been buying selected apartment REITs,

16  FREMONT MUTUAL FUNDS

                                             FREMONT REAL ESTATE SECURITIES FUND
                                             SECTOR DIVERSIFICATION
                                             AS OF 04/30/04
--------------------------------------------------------------------------------

a property sector that should benefit as rising mortgage rates price more potential new home buyers out of the market. Although fundamentals remain somewhat weak in the office sector, we believe selected office REITs represent excellent value. In most markets, office rents will continue to trend lower as expiring leases are renewed at today's prevailing prices. Also, office landlords will continue to offer higher concessions to attract renters and pay higher commissions to real estate brokers. However, there is limited new supply coming to market and the service sector of the economy is growing rapidly. So, occupancy rates should trend significantly higher in the year ahead. With the financial services industry booming, office REITs concentrated in the New York and Boston markets (Vornado, Boston Properties, and Reckson Associates) look to be good investment opportunities.

     In closing, we are honored to have been chosen to assume management of the Fremont Real Estate Securities Fund and will be working diligently to justify our selection.

Sincerely,

/s/ Todd Briddell

Todd Briddell
Portfolio Co-Manager

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (1.5%)
Other (11.6%)
REIT (Diversified) (5.6%)
REOC (Hotel) (6.8%)
REIT (Industrial) (8.5%)
REIT (Shopping Center) (13.6%)
REIT (Office) (22.4%)
REIT (Apartment) (16.3%)
REIT ((Mall) (13.7%)


ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

12/31/97-
10/31/98*                       -18.78%

11/01/98-
10/31/99                         -0.07%

11/01/99-
10/31/00                        +10.59%

11/01/00-
10/31/01                        +10.43%

11/01/01-
10/31/02                         +3.12%

11/01/02-
10/31/03                        +32.75%

11/01/03-
04/30/04*                        +3.73%

*Unannualized.

TOP TEN HOLDINGS

Prologis ...............................................................    4.9%
Starwood Hotels & Resorts Worldwide, Inc ...............................    4.8%
Equity Residential .....................................................    4.4%
Simon Property Group, Inc ..............................................    4.0%
AvalonBay Communities, Inc .............................................    4.0%
Vornado Realty Trust ...................................................    3.9%
Equity Office Properties Trust .........................................    3.9%
Macerich Co. (The) .....................................................    3.9%
Kimco Realty Corp ......................................................    3.7%
Developers Diversified Realty Corp .....................................    3.2%
                                                                   TOTAL   40.7%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                   FREMONT
                 REAL ESTATE                       DOW JONES
                 SECURITIES         S&P 500         WILSHIRE
                     FUND            INDEX         REIT INDEX
--------------------------------------------------------------
31-Dec-97          $10,000          $10,000          $10,000
31-Jan-98          $ 9,940          $10,111          $ 9,881
28-Feb-98          $ 9,910          $10,840          $ 9,679
31-Mar-98          $10,180          $11,395          $ 9,900
30-Apr-98          $ 9,940          $11,510          $ 9,561
31-May-98          $ 9,760          $11,312          $ 9,490
30-Jun-98          $ 9,640          $11,771          $ 9,488
31-Jul-98          $ 9,200          $11,646          $ 8,818
31-Aug-98          $ 8,210          $ 9,962          $ 7,990
30-Sep-98          $ 8,510          $10,600          $ 8,478
31-Oct-98          $ 8,122          $11,462          $ 8,315
30-Nov-98          $ 8,245          $12,157          $ 8,451
31-Dec-98          $ 8,225          $12,858          $ 8,300
31-Jan-99          $ 8,131          $13,395          $ 8,081
28-Feb-99          $ 7,955          $12,979          $ 7,960
31-Mar-99          $ 7,893          $13,498          $ 7,959
30-Apr-99          $ 8,588          $14,020          $ 8,726
31-May-99          $ 8,914          $13,689          $ 8,958
30-Jun-99          $ 9,103          $14,449          $ 8,799
31-Jul-99          $ 8,794          $13,998          $ 8,500
31-Aug-99          $ 8,538          $13,928          $ 8,438
30-Sep-99          $ 8,463          $13,547          $ 8,071
31-Oct-99          $ 8,117          $14,404          $ 7,902
30-Nov-99          $ 8,247          $14,698          $ 7,790
31-Dec-99          $ 8,412          $15,563          $ 8,085
31-Jan-00          $ 8,236          $14,782          $ 8,136
29-Feb-00          $ 8,126          $14,503          $ 8,009
31-Mar-00          $ 8,236          $15,921          $ 8,326
30-Apr-00          $ 8,683          $15,442          $ 8,916
31-May-00          $ 8,739          $15,125          $ 9,030
30-Jun-00          $ 9,063          $15,499          $ 9,259
31-Jul-00          $ 9,530          $15,257          $10,130
31-Aug-00          $ 9,302          $16,203          $ 9,750
30-Sep-00          $ 9,553          $15,348          $10,125
31-Oct-00          $ 8,976          $15,283          $ 9,691
30-Nov-00          $ 8,919          $14,078          $ 9,893
31-Dec-00          $ 9,357          $14,147          $10,593
31-Jan-01          $ 9,626          $14,649          $10,591
28-Feb-01          $ 9,568          $13,313          $10,416
31-Mar-01          $ 9,392          $12,470          $10,485
30-Apr-01          $ 9,640          $13,439          $10,716
31-May-01          $ 9,769          $13,529          $10,977
30-Jun-01          $10,359          $13,199          $11,627
31-Jul-01          $10,227          $13,070          $11,393
31-Aug-01          $10,587          $12,251          $11,847
30-Sep-01          $10,371          $11,262          $11,348
31-Oct-01          $ 9,913          $11,477          $10,944
30-Nov-01          $10,408          $12,358          $11,605
31-Dec-01          $10,697          $12,466          $11,902
31-Jan-02          $10,538          $12,284          $11,856
28-Feb-02          $10,648          $12,048          $12,115
31-Mar-02          $11,351          $12,501          $12,898
30-Apr-02          $11,339          $11,743          $12,973
31-May-02          $11,547          $11,657          $13,147
30-Jun-02          $11,865          $10,826          $13,494
31-Jul-02          $11,210          $ 9,983          $12,764
31-Aug-02          $11,309          $10,048          $12,775
30-Sep-02          $10,827          $ 8,956          $12,268
31-Oct-02          $10,223          $ 9,745          $11,610
30-Nov-02          $10,776          $10,319          $12,164
31-Dec-02          $10,906          $ 9,713          $12,330
31-Jan-03          $10,560          $ 9,458          $11,971
28-Feb-03          $10,778          $ 9,317          $12,189
31-Mar-03          $11,073          $ 9,407          $12,485
30-Apr-03          $11,439          $10,182          $12,966
31-May-03          $11,976          $10,719          $13,700
30-Jun-03          $12,223          $10,856          $13,995
31-Jul-03          $12,875          $11,047          $14,740
31-Aug-03          $12,995          $11,262          $14,862
30-Sep-03          $13,382          $11,143          $15,386
31-Oct-03          $13,571          $11,774          $15,613
30-Nov-03          $14,203          $11,877          $16,302
31-Dec-03          $14,594          $12,500          $16,791
31-Jan-04          $15,158          $12,730          $17,462
29-Feb-04          $15,481          $12,907          $17,751
31-Mar-04          $16,396          $12,712          $18,817
30-Apr-04          $14,078          $12,512          $16,063

----------
Dow Jones
Wilshire
REIT Index**
($16,063)

==========
Fremont
Real Estate
Securities Fund
($14,078)

----------
S&P 500 Index**
($12,512)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                    1 Year   5 Years  Since Inception (12/31/97)
--------------------------------------------------------------------------------
Fremont Real Estate Securities Fund  23.05%   10.39%             5.55%

Dow Jones Wilshire REIT Index        23.90%   12.99%             7.77%

S&P 500 Index                        22.88%   -2.25%             3.60%

   1 Assumes initial investment of $10,000 on December 31, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Wilshire REIT Index or the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     THE FUND IS SUBJECT TO SPECIAL RISK CONSIDERATIONS SIMILAR TO THOSE ASSOCIATED WITH THE DIRECT OWNERSHIP OF REAL ESTATE. REAL ESTATE VALUATIONS MAY BE SUBJECT TO FACTORS SUCH AS INTEREST RATE AND DEFAULT RISKS, CHANGING GENERAL AND LOCAL ECONOMIC, FINANCIAL COMPETITIVE, AND ENVIRONMENTAL CONDITIONS. THERE ARE RISKS ASSOCIATED WITH INVESTING IN A CONCENTRATED FUND, AND THE VALUE OF THE PORTFOLIO WILL BE GREATLY AFFECTED BY THE DECLINES OF THE VALUE OF A SINGLE STOCK. Urdang Securities Management assumed management of the Fund on March 26, 2004.

  ** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]

Bill Gross

FUND PROFILE

THE FREMONT BOND FUND INVESTS IN HIGH QUALITY CORPORATE, MORTGAGE-BACKED, HEDGED-INTERNATIONAL, AND GOVERNMENT BONDS. THE FUND'S GOAL IS TO CONSISTENTLY PROVIDE ATTRACTIVE RISK-ADJUSTED RETURNS RELATIVE TO THE BROAD FIXED-INCOME MARKET.

     THREE MAIN PRINCIPLES EMBODY THE FUND'S INVESTMENT PHILOSOPHY: FIRST, PORTFOLIO STRATEGY IS DRIVEN BY LONGER-TERM TRENDS IN INTEREST RATES (THREE-TO FIVE-YEAR ECONOMIC, DEMOGRAPHIC, AND POLITICAL FORECASTS ARE UPDATED ANNUALLY TO IDENTIFY THEIR POTENTIAL IMPACT ON LONG-TERM INTEREST RATE TRENDS); SECOND, CONSISTENT PERFORMANCE CAN BE ACHIEVED BY AVOIDING EXTREME SWINGS IN PORTFOLIO MATURITY/DURATION; AND LASTLY, EMPHASIS IS PLACED ON ADDING VALUE THROUGH THE ANALYSIS OF TRADITIONAL VARIABLES SUCH AS SECTOR, COUPON, AND CREDIT QUALITY.

     PORTFOLIO MANAGER BILL GROSS, FOUNDER AND MANAGING DIRECTOR OF PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), HAS 33 YEARS OF PROFESSIONAL FIXED INCOME INVESTMENT EXPERIENCE. IN ADDITION TO SERVING AS THE SUB-ADVISOR TO THE FREMONT BOND FUND, PIMCO MANAGES OVER $373 BILLION IN FIXED INCOME INVESTMENTS FOR INSTITUTIONAL CLIENTS.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2004, the Fremont Bond Fund returned 1.62%, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 1.24%.

     Treasury yields rose approximately 20 to 50 basis points (0.20% to 0.50%) for the six-month period ending April 30, 2004 as investors became increasingly confident that growth would accelerate. Economic performance in the second half of 2003 met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinanc-ing boom sustained consumption, leading to 8.2% annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished 2003 at 4.3%.

     In the first quarter of 2004, concerns about the durability of the U.S. economic recovery pushed already low interest rates even lower. Demand for relatively safe assets, such as bonds, also rose amid renewed fears of terrorist attacks after the Madrid bombing. The yield on the benchmark 10-year Treasury bond fell more than 40 basis points (0.40%) to close the quarter at 3.8%. Lifted by the tailwind of falling rates, the fixed income markets were in positive territory for the quarter. These gains quickly reversed in April as a multitude of strong economic releases confirmed that GDP growth is strong, inflationary pressures are emerging and the likelihood of Federal Reserve intervention occurring sooner than later is increasing. U.S. Treasuries lost 3.2% for the month as the yield on the benchmark 10-year Treasury rose 67 basis points (0.67%), closing the six-month period at 4.5%.

     For the six-month period ending April 30, 2004, below benchmark duration detracted from returns as rates fell; however, exposure to short-term Eurozone interest rates was a strong positive as expectations of European Central Bank easing rose in the face of weak European growth. An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of compara- ble duration. A mortgage underweight hurt returns as buying by banks that focused more on yield than valuations supported mortgages. Underweighting corporate bonds was slightly negative as their yield advantage offset concerns about slower growth and profits. Emerging market bonds were a slight boost for returns as credit fundamentals within the asset class continued to improve.

     In our opinion, the global recovery, centered in the U.S. and Asia, should continue for the next 6 to 12 months. Policymakers will press forward with reflationary measures that can delay a painful unwinding of economic imbalances. Excess capacity in labor and product markets worldwide should keep inflation quiet, leading to range-bound interest rates over the next two quarters. The 10-year Treasury yield should fluctuate near current levels over this time frame. Elements of temporary stability include: 1) In the U.S., consumer spending will hold up as tax refunds boost after-tax disposable income. This support for the consumer should be temporary, however, as individual tax benefits are set to phase out by the second half of 2004. Restocking of low inventory levels by companies can provide a more durable boost to growth in the U.S.; 2) The Federal Reserve is not likely to raise currently negative real short-term rates until it is convinced that disinflation has ended and U.S. employment growth is both substantial and sustainable. Financial markets could begin discounting such a positive scenario by early next year, pushing the yield on the 10-year Treasury toward 5%; 3) China should remain a contributor to global demand, though its growth rate may slow as policymakers engineer a soft landing for its potentially overheated economy. A significant currency revaluation in China is unlikely over the next 6 to 12 months as China's de facto monetary union with America serves both countries' interests; 4) Europe should remain the laggard in the global economy. While exports to China and emerging Europe are accelerating, recent gains in business confidence have

18  FREMONT MUTUAL FUNDS

                                                        FREMONT BOND FUND
                                                        PORTFOLIO CREDIT QUALITY
                                                        AS OF 04/30/04
--------------------------------------------------------------------------------

peaked and consumer sentiment is weak. The balance of risks tilts toward more easing by the European Central Bank.

     While the global economy appears stable, risks arising from structural imbalances threaten this equilibrium. Chief among these risks are: 1) the U.S. current account deficit, a function of the world's over-reliance on U.S. consumption that is not sustainable in the long run; 2) aggressive support for the U.S. dollar by Asian central banks, which could give way to protectionist pressure in the U.S. and/or demand for greater domestic purchasing power in Asian economies; and 3) negative real U.S. short rates, which threaten to create property and asset bubbles in the U.S. and abroad. The economic environment is difficult to forecast because near-term stability could erode quickly if structural imbalances unwind faster than expected. Full valuations in core sectors such as mortgages and corporate bonds pose considerable risk in this setting. PIMCO plans to continue to underweight these sectors and look for better opportunities outside traditional holdings.

     We will target below-benchmark duration but move to a neutral stance if rates trend upward. We plan to retain holdings of municipal and real return bonds, which are less volatile than nominal bonds. However, we plan to tactically trim TIPS (Treasury Inflation Protected Securities) holdings after their strong rally. High quality emerging market bonds currently offer attractive yields and more potential for capital appreciation than comparably rated corporate bonds. We believe the U.S. current account deficit will keep the dollar under pressure, so we plan to capture this trend via modest currency exposure. The best vehicles are the yen and select, diversified emerging market currencies.

Sincerely,

/s/ William Gross

William Gross
Portfolio Manager

                                  [PIE CHART]

Pie chart data shown in following table.

BB and lower (11.7%)
BBB (5.9%)
AA (2.9%)
AAA (79.5%)

ANNUAL RETURNS

[BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                          -4.42%

11/01/94-
10/31/95                         +16.49%

11/01/95-
10/31/96                          +8.18%

11/01/96-
10/31/97                          +9.54%

11/01/97-
10/31/98                         +10.31%

11/01/98-
10/31/99                          +0.01%

11/01/99-
10/31/00                          +8.33%

11/01/00-
10/31/01                         +15.79%

11/01/01-
10/31/02                          +5.43%

11/01/02-
10/31/03                          +6.20%

11/01/03-
04/30/04*                         +1.62%

*Unannualized.

DURATION WEIGHTED TOP TEN HOLDINGS

10-yr U.S. Long Bond Futures, 1,542 Contracts,
  Exp. 06/21/04 ........................................................   29.5%
10-yr U.S. Long Bond Futures, 308 Contracts,
  Exp. 09/21/04 ........................................................    5.9%
U.S. Treasury Inflation Indexed Bond, 3.875%,
  Maturity 01/15/09 ....................................................    4.6%
FNMA TBA, 5.500%, Maturity 05/13/34 ....................................    4.2%
3-months U.S. Dollar LIBOR Swap,
  Fixed Rate 4.000%, Maturity 06/16/09 .................................    3.8%
5-yr Euro Dollar Futures, 214 Contracts,
  Exp. 06/08/04 ........................................................    3.2%
6-months Euro Dollar LIBOR Swap,
  Fixed Rate 4.000%, Maturity 06/17/10 .................................    3.2%
EURIBOR LIF Futures, 359 Contracts,
  Exp. 12/19/05 ........................................................    2.8%
10-yr Euro-Bund Futures, 94 Contracts,
  Exp. 06/08/04 ........................................................    2.4%
FHLMC 2351 AZ, 6.500%, Maturity 08/15/31 ...............................    2.2%
                                                                   TOTAL   61.8%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                   FREMONT       LEHMAN BROS. U.S.
                  BOND FUND    AGGREGATE BOND INDEX
----------------------------------------------------
30-Apr-94          $10,000          $10,000
31-May-94          $ 9,911          $ 9,999
30-Jun-94          $ 9,977          $ 9,977
31-Jul-94          $10,155          $10,175
31-Aug-94          $10,180          $10,188
30-Sep-94          $10,057          $10,038
31-Oct-94          $10,001          $10,029
30-Nov-94          $ 9,971          $10,007
31-Dec-94          $ 9,970          $10,076
31-Jan-95          $10,192          $10,275
28-Feb-95          $10,471          $10,520
31-Mar-95          $10,570          $10,584
30-Apr-95          $10,771          $10,732
31-May-95          $11,174          $11,147
30-Jun-95          $11,244          $11,229
31-Jul-95          $11,209          $11,204
31-Aug-95          $11,342          $11,340
30-Sep-95          $11,474          $11,450
31-Oct-95          $11,650          $11,598
30-Nov-95          $11,896          $11,772
31-Dec-95          $12,088          $11,937
31-Jan-96          $12,210          $12,016
29-Feb-96          $11,877          $11,807
31-Mar-96          $11,836          $11,724
30-Apr-96          $11,783          $11,659
31-May-96          $11,708          $11,635
30-Jun-96          $11,906          $11,791
31-Jul-96          $11,916          $11,823
31-Aug-96          $11,939          $11,803
30-Sep-96          $12,254          $12,008
31-Oct-96          $12,603          $12,275
30-Nov-96          $12,816          $12,485
31-Dec-96          $12,719          $12,369
31-Jan-97          $12,739          $12,407
28-Feb-97          $12,754          $12,438
31-Mar-97          $12,637          $12,300
30-Apr-97          $12,888          $12,485
31-May-97          $13,012          $12,603
30-Jun-97          $13,183          $12,753
31-Jul-97          $13,584          $13,097
31-Aug-97          $13,430          $12,986
30-Sep-97          $13,629          $13,178
31-Oct-97          $13,806          $13,369
30-Nov-97          $13,806          $13,431
31-Dec-97          $13,954          $13,567
31-Jan-98          $14,161          $13,740
28-Feb-98          $14,130          $13,729
31-Mar-98          $14,169          $13,776
30-Apr-98          $14,253          $13,848
31-May-98          $14,395          $13,979
30-Jun-98          $14,496          $14,098
31-Jul-98          $14,573          $14,128
31-Aug-98          $14,799          $14,358
30-Sep-98          $15,257          $14,694
31-Oct-98          $15,229          $14,616
30-Nov-98          $15,303          $14,699
31-Dec-98          $15,348          $14,743
31-Jan-99          $15,461          $14,848
28-Feb-99          $15,155          $14,588
31-Mar-99          $15,305          $14,668
30-Apr-99          $15,348          $14,715
31-May-99          $15,166          $14,586
30-Jun-99          $15,074          $14,539
31-Jul-99          $14,986          $14,477
31-Aug-99          $14,940          $14,469
30-Sep-99          $15,155          $14,637
31-Oct-99          $15,231          $14,691
30-Nov-99          $15,262          $14,690
31-Dec-99          $15,157          $14,619
31-Jan-00          $15,137          $14,571
29-Feb-00          $15,301          $14,747
31-Mar-00          $15,601          $14,942
30-Apr-00          $15,603          $14,899
31-May-00          $15,587          $14,891
30-Jun-00          $15,904          $15,201
31-Jul-00          $16,050          $15,339
31-Aug-00          $16,373          $15,562
30-Sep-00          $16,367          $15,660
31-Oct-00          $16,499          $15,763
30-Nov-00          $16,830          $16,022
31-Dec-00          $17,093          $16,320
31-Jan-01          $17,328          $16,586
28-Feb-01          $17,509          $16,730
31-Mar-01          $17,614          $16,814
30-Apr-01          $17,482          $16,743
31-May-01          $17,593          $16,844
30-Jun-01          $17,600          $16,908
31-Jul-01          $18,185          $17,286
31-Aug-01          $18,400          $17,485
30-Sep-01          $18,721          $17,688
31-Oct-01          $19,105          $18,058
30-Nov-01          $18,831          $17,808
31-Dec-01          $18,763          $17,694
31-Jan-02          $18,954          $17,838
28-Feb-02          $19,236          $18,011
31-Mar-02          $18,843          $17,712
30-Apr-02          $19,173          $18,055
31-May-02          $19,314          $18,209
30-Jun-02          $19,308          $18,367
31-Jul-02          $19,478          $18,590
31-Aug-02          $19,856          $18,904
30-Sep-02          $20,079          $19,210
31-Oct-02          $20,123          $19,122
30-Nov-02          $20,190          $19,116
31-Dec-02          $20,600          $19,512
31-Jan-03          $20,681          $19,529
28-Feb-03          $21,007          $19,799
31-Mar-03          $21,022          $19,783
30-Apr-03          $21,264          $19,947
31-May-03          $21,666          $20,319
30-Jun-03          $21,614          $20,278
31-Jul-03          $20,797          $19,597
31-Aug-03          $20,997          $19,726
30-Sep-03          $21,543          $20,249
31-Oct-03          $21,396          $20,061
30-Nov-03          $21,450          $20,109
31-Dec-03          $21,699          $20,314
31-Jan-04          $21,861          $20,476
29-Feb-04          $22,121          $20,697
31-Mar-04          $22,336          $20,853
30-Apr-04          $21,744          $20,310

==========
Fremont
Bond Fund
($21,744)

----------
Lehman Bros. U.S.
Aggregate Bond
Index**
($20,310)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Fremont Bond Fund                               2.26%       7.21%       8.07%

Lehman Bros. U.S.
Aggregate Bond Index                            1.82%       6.66%       7.34%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers Aggregate Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

  ** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  19

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Michael Pietronico
Evergreen Investment Management
Company LLC

[PHOTO]

Michael Pietronico

FUND PROFILE

THE FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND SEEKS DOUBLE TAX-FREE INCOME FOR CALIFORNIA RESIDENTS THROUGH INVESTING IN HIGH CREDIT QUALITY CALIFORNIA MUNICIPAL SECURITIES.

     PORTFOLIO MANAGER MICHAEL PIETRONICO IS AN ACTIVE MANAGER, QUICK TO RESPOND TO CHANGES IN THE MUNICIPAL SECURITIES MARKET PLACE. PRESERVATION OF PRINCIPAL IS HIS FIRST PRIORITY. CONSEQUENTLY, HE CAREFULLY MONITORS THE CREDIT QUALITY OF INDIVIDUAL HOLDINGS AND IS QUICK TO SELL SECURITIES HE BELIEVES MAY BE DOWNGRADED EITHER BY THE MARKETS OR THE CREDIT RATING AGENCIES. MR. PIETRONICO ALSO FOCUSES ON CHANGING INTEREST RATE TRENDS AND ACTIVELY ADJUSTS AVERAGE MATURITY AND DURATION TO POSITION THE PORTFOLIO AT THE MOST OPPORTUNISTIC POINT IN THE YIELD CURVE.

     FOUNDED IN 1983, SUB-ADVISOR EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC MANAGES OVER $7 BILLION IN FIXED INCOME ASSETS FOR PRIVATE CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont California Intermediate Tax-Free Fund returned 0.47% compared to the Lehman Brothers 5-Year Municipal Bond Index's 0.03% gain.

     California municipals and the Fund posted positive total returns through the first five months of this reporting period. However, April was a cruel month. All bonds were marked down in price following the release of the strong March jobs report. California municipal securities came under even more pressure in anticipation of the issuance of $7.8 billion of California Economic Recovery Bonds--the largest municipal securities issuance in history. We had thought our zero exposure to State general obligation bonds (GO's) and approximate 50% allocation to essential purpose bonds would provide some cushion for the portfolio. However, this didn't help much as all sectors of the California municipals market suffered losses due to the overwhelming increase in supply.

     The portfolio was "laddered" in the 7-15 year maturity range throughout calendar first quarter 2004. The higher yield produced by our heavier weighting in longer maturity securities was a relative performance positive through March. However, anticipating a flattening of the yield curve with shorter maturity yields rising faster than longer maturity yields, we began moving to a "barbelled" posture--heavier weightings in the shortest and longest end of our intermediate maturity spectrum. This strategy was not effective as yields rose proportionally across the curve.

     As we enter second half fiscal 2004, the yield curve remains quite steep with a 220 basis point (2.2%) spread between the yield of the 2-year and 10-year U.S. Treasury Bonds versus a historical yield spread of just 80 basis points (0.8%). With the Federal Reserve likely to hike short-term interest rates this summer, we believe the yield curve will flatten, with shorter maturity bond yields rising two to three times as much as longer maturity yields. Consequently, our current strategy is to let our shorter maturity bonds roll down and use the proceeds to increase our weighting in bonds in the higher end (12-15 year) of our intermediate term maturity range. We believe the higher yields in longer maturity bonds can help compensate for price erosion if interest rates trend higher in the year ahead.

     We think the worst may be over for the California municipal securities market. The balance of the State's $15 billion emerging refinancing will come in the form of variable rate bonds, which should not have a significantly negative impact on the market. Of course, one of the benefits of the kind of market shock we experienced is that yields are now higher, generating more income for the Fund's shareholders. Also, municipal securities yields are now 90-93% of comparable maturity U.S. Treasuries--well above historical averages--increasing muni's after-tax return advantage over Treasuries.

     Looking ahead, all eyes (including those of the leading bond credit rating services) will be on Governor Schwarzenegger and the California Legislature's efforts to come up with a budget capable of eventually eliminating the State's structural deficit. This will have to be a bipartisan effort with both parties willing to back a tax hike and agreeing to cut spending. The budget should be released in mid-summer. If it is a package that adequately addresses the State's inherent financial problems, the California municipals securities market should stabilize.

     In closing, now that it appears the economy is on solid footing and artificially low interest rates are likely to trend higher, a nearly four-year bull market in bonds may have ended. Although we are relatively certain the Federal Reserve will begin hiking short-term interest rates soon, we don't believe bonds will sustain the kind of damage suffered in 1994 and 1999, when inflation was a more serious threat than it is today. We are seeing signs of some inflation-ary pressure, but believe inflation will remain relatively subdued as economic growth moderates in second half 2004 and first half 2005. If inflation remains muted, the bond market should stabilize. Regardless

20  FREMONT MUTUAL FUNDS

                                                 FREMONT CALIFORNIA INTERMEDIATE
                                                 TAX-FREE FUND
                                                 PORTFOLIO CREDIT QUALITY
                                                 AS OF 04/30/04
--------------------------------------------------------------------------------

of what the bond market has in store for us over the short term, we remind our shareholders that over the longer term, bonds provide income and relative safety of principal, and deserve a permanent place in almost everyone's investment portfolios.

Sincerely,

/s/ Michael Pietronico

Michael Pietronico
Portfolio Manager

                                  [PIE CHART]

Pie chart data shown in following table.

Aa (8.7%)
A (1.2%)
Baa (0.6%)
Aaa (89.5%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                          -3.94%

11/01/94-
10/31/95                         +12.77%

11/01/95-
10/31/96                          +4.63%

11/01/96-
10/31/97                          +6.75%

11/01/97-
10/31/98                          +7.16%

11/01/98-
10/31/99                          -0.68%

11/01/99-
10/31/00                          +6.78%

11/01/00-
10/31/01                          +7.49%

11/01/01-
10/31/02                          +3.65%

11/01/02-
10/31/03                          +4.46%

11/01/03-
04/30/04*                         +0.47%

*Unannualized.

TOP TEN HOLDINGS

Los Angeles County Sanitation Districts
  Financing Authority Series A (FSA Insured) ...........................    6.2%
Sacramento MUD, Electric Revenue
  1997 Series L (MBIA Insured) .........................................    4.2%
Los Angeles CA Series A (MBIA Insured) .................................    4.1%
San Bernardino County CA Certificates of
  Participation, Medical Center Financing
  Project Series A (MBIA Insured) ......................................    3.8%
San Diego Unified School District, Election
  1998 Series E (FSA Insured) ..........................................    3.4%
Los Angeles CA Series A (MBIA Insured) .................................    3.2%
Contra Costa CA Water District,
  Water Revenue Series M (FSA Insured) .................................    3.1%
San Jose Evergreen Community College District
  Series A (AMBAC Insured) .............................................    3.1%
Contra Costa CA Water Authority (FGIC Insured) .........................    2.5%
Lodi Unified School District (MBIA Insured) ............................    2.2%
                                                                   TOTAL   35.8%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                   FREMONT     LEHMAN BROTHERS
                 CALIFORNIA        5-YEAR
                INTERMEDIATE      MUNICIPAL
                TAX-FREE FUND     BOND INDEX
--------------------------------------------
30-Apr-94          $10,000          $10,000
31-May-94          $10,062          $10,050
30-Jun-94          $ 9,998          $10,045
31-Jul-94          $10,156          $10,161
31-Aug-94          $10,180          $10,211
30-Sep-94          $10,038          $10,142
31-Oct-94          $ 9,878          $10,075
30-Nov-94          $ 9,715          $ 9,983
31-Dec-94          $ 9,870          $10,095
31-Jan-95          $10,089          $10,220
28-Feb-95          $10,386          $10,400
31-Mar-95          $10,503          $10,506
30-Apr-95          $10,524          $10,546
31-May-95          $10,809          $10,768
30-Jun-95          $10,736          $10,787
31-Jul-95          $10,830          $10,918
31-Aug-95          $10,946          $11,018
30-Sep-95          $10,992          $11,045
31-Oct-95          $11,139          $11,113
30-Nov-95          $11,255          $11,213
31-Dec-95          $11,340          $11,271
31-Jan-96          $11,468          $11,383
29-Feb-96          $11,418          $11,352
31-Mar-96          $11,266          $11,272
30-Apr-96          $11,269          $11,270
31-May-96          $11,255          $11,265
30-Jun-96          $11,319          $11,332
31-Jul-96          $11,461          $11,415
31-Aug-96          $11,447          $11,426
30-Sep-96          $11,532          $11,519
31-Oct-96          $11,654          $11,619
30-Nov-96          $11,831          $11,770
31-Dec-96          $11,800          $11,747
31-Jan-97          $11,806          $11,787
28-Feb-97          $11,882          $11,874
31-Mar-97          $11,774          $11,744
30-Apr-97          $11,832          $11,795
31-May-97          $12,015          $11,940
30-Jun-97          $12,116          $12,031
31-Jul-97          $12,376          $12,243
31-Aug-97          $12,280          $12,180
30-Sep-97          $12,415          $12,288
31-Oct-97          $12,441          $12,352
30-Nov-97          $12,499          $12,390
31-Dec-97          $12,657          $12,497
31-Jan-98          $12,764          $12,611
28-Feb-98          $12,785          $12,630
31-Mar-98          $12,776          $12,642
30-Apr-98          $12,708          $12,588
31-May-98          $12,874          $12,740
30-Jun-98          $12,910          $12,783
31-Jul-98          $12,962          $12,828
31-Aug-98          $13,149          $12,985
30-Sep-98          $13,351          $13,119
31-Oct-98          $13,331          $13,157
30-Nov-98          $13,380          $13,180
31-Dec-98          $13,380          $13,226
31-Jan-99          $13,546          $13,366
28-Feb-99          $13,484          $13,352
31-Mar-99          $13,499          $13,364
30-Apr-99          $13,513          $13,404
31-May-99          $13,443          $13,349
30-Jun-99          $13,275          $13,198
31-Jul-99          $13,341          $13,280
31-Aug-99          $13,306          $13,274
30-Sep-99          $13,345          $13,322
31-Oct-99          $13,241          $13,289
30-Nov-99          $13,367          $13,367
31-Dec-99          $13,252          $13,323
31-Jan-00          $13,277          $13,317
29-Feb-00          $13,403          $13,361
31-Mar-00          $13,612          $13,483
30-Apr-00          $13,509          $13,452
31-May-00          $13,514          $13,449
30-Jun-00          $13,800          $13,695
31-Jul-00          $13,941          $13,840
31-Aug-00          $14,109          $13,990
30-Sep-00          $14,060          $13,965
31-Oct-00          $14,138          $14,063
30-Nov-00          $14,214          $14,124
31-Dec-00          $14,415          $14,351
31-Jan-01          $14,560          $14,598
28-Feb-01          $14,584          $14,638
31-Mar-01          $14,628          $14,758
30-Apr-01          $14,455          $14,676
31-May-01          $14,618          $14,828
30-Jun-01          $14,701          $14,904
31-Jul-01          $14,823          $15,064
31-Aug-01          $15,100          $15,268
30-Sep-01          $15,068          $15,313
31-Oct-01          $15,188          $15,440
30-Nov-01          $15,149          $15,317
31-Dec-01          $15,096          $15,242
31-Jan-02          $15,261          $15,488
28-Feb-02          $15,382          $15,664
31-Mar-02          $15,191          $15,330
30-Apr-02          $15,356          $15,684
31-May-02          $15,442          $15,790
30-Jun-02          $15,506          $15,962
31-Jul-02          $15,604          $16,134
31-Aug-02          $15,763          $16,289
30-Sep-02          $16,026          $16,515
31-Oct-02          $15,742          $16,347
30-Nov-02          $15,728          $16,331
31-Dec-02          $15,961          $16,656
31-Jan-03          $15,904          $16,684
28-Feb-03          $16,128          $16,865
31-Mar-03          $16,137          $16,841
30-Apr-03          $16,275          $16,920
31-May-03          $16,720          $17,191
30-Jun-03          $16,511          $17,147
31-Jul-03          $15,908          $16,773
31-Aug-03          $16,027          $16,891
30-Sep-03          $16,531          $17,320
31-Oct-03          $16,448          $17,205
30-Nov-03          $16,586          $17,276
31-Dec-03          $16,768          $17,343
31-Jan-04          $16,836          $17,425
29-Feb-04          $17,172          $17,637
31-Mar-04          $17,026          $17,563
30-Apr-04          $16,526          $17,212

----------
Lehman Bros.
5-Year Municipal
Bond Index**
($17,212)

==========
Fremont
California
Intermediate Tax-Free
Fund
($16,526)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Fremont California
Intermediate Tax-Free Fund                      1.53%       4.10%       5.15%

Lehman Bros. 5-Year Municipal
Bond Index                                      1.72%       5.12%       5.58%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers 5-year Municipal Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

     This Fund is intended for investment by California residents. A portion of the Fund's distributions may be subject to federal, state or local taxes or the alternative minimum tax (AMT). THERE ARE RISKS ASSOCIATED WITH INVESTING IN A CONCENTRATED FUND, AND THE VALUE OF THE PORTFOLIO WILL BE GREATLY AFFECTED BY THE DECLINES OF THE VALUE OF A SINGLE STOCK. Evergreen Investment Management assumed management of the Fund on March 24, 2003.

  ** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  21

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee and Michelle Romano

FUND PROFILE

THE FREMONT MONEY MARKET FUND INVESTS PRIMARILY IN HIGH QUALITY SHORT-TERM DEBT SECURITIES (COMMERCIAL PAPER) ISSUED BY U.S. CORPORATIONS AND U.S. SUBSIDIARIES OF FOREIGN CORPORATIONS. THE FUND WILL ALSO TAKE SMALL POSITIONS IN OTHER INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS SUCH AS YANKEE CDS (DOLLAR DENOMINATED CERTIFICATES OF DEPOSIT IN FOREIGN BANKS).

     PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO STRIVE TO ADD VALUE THROUGH PRICE-SENSITIVE TRADING AND BY IDENTIFYING UNDERVALUED HIGH QUALITY MONEY MARKET SECURITIES. THEY WILL ALSO MAKE CONSERVATIVE ADJUSTMENTS TO THE PORTFOLIO'S AVERAGE MATURITY IN AN ATTEMPT TO ENHANCE TOTAL PORTFOLIO YIELD.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont Money Market Fund returned 0.34% compared to the iMoneyNet's Money Market First Tier Taxable Average's 0.19% gain. The Fund's longer than benchmark average maturity through this reporting period (65-75 days versus 55-60 days) was largely responsible for its above-average relative performance.

     Money fund yields remained stable through the first five months of this reporting period, but jumped in April, when the release of a surprisingly strong March job report convinced investors the Federal Reserve would begin hiking short-term interest rates prior to the November elections. Although we still see considerable statistical and anecdotal evidence that the economy is not as strong as GDP growth and the recent jobs reports indicate, most economists think the Fed will tap on the monetary brakes at least once and perhaps twice later this year. Consequently, we have been buying the highest credit quality paper and are prepared to lower the portfolio's average maturity.

     Concerns regarding the strength of the economy began to evaporate when the March jobs report was released in early April. April jobs growth was nearly as good, persuading most everyone that the Fed would begin tightening in June. We note, however, that the average hours worked per week was just above 33 hours, indicating that while more Americans are finding jobs, the workforce is still under-employed. Until we see the average hours worked per week rise, wage pressure should be restrained.

     Mortgage refinancing and tax cuts have increased consumer liquidity, and strong growth in April retail sales show the consumer is still spending liberally. However, with mortgage rates having moved higher, the refinancing boom has ended and soaring Federal budget deficits will likely hamper the Bush Administration's efforts to make tax cuts permanent. Also, gasoline is now selling at all-time highs, pinching consumers' pocketbooks. We could see consumer spending slow in the quarters ahead, taking some wind out of the economy's sails. Business investment has been trending higher, but remains well below the level we would expect to see in a vigorous economic recovery. Corporate managers are still risk averse, adding capacity only when orders are firmly in hand. We have seen a little bit of pricing flexibility return in some business segments, but the mark-ups have been modest. Our conclusion is that the economy may not be quite as mighty as it appears and that inflation might not be as big a threat as generally perceived.

     In our last letter, we predicted the Fed would stand pat until first quarter 2005. We are standing by that forecast. However, if the May jobs report is good, we are ready to concede that the Fed may bump up rates by 25 basis points (0.25%) in June and perhaps another 25 basis points in August. We think Greenspan & Company will delay any additional tightening until after the election, and then we may see two more quarter point increases. However, if economic growth begins to moderate by first quarter 2005 and inflation remains under control, that may be the end of it. The market appears to be pricing in a 200 basis point (2.0%) increase in the Fed Funds Rate--reflecting more optimism regarding the economy and concern about inflation than may be warranted.

     Presently, we are attempting to shorten the portfolio's average maturity, but that may change depending on the economic data we see in May. The portfolio is currently "barbelled", with heavy weightings in the short and long end of the money market maturity spectrum. We are contemplating loading up on the short side--putting as much as 80% of assets in money market securities with maturities of 90 days or less--and keeping 10% of assets in one year maturity securities. The strategy would be to let the short maturity investments roll down, and once the Fed tightens, to increase our allocation on the long end.

     In closing, while the Fund's returns have

22  FREMONT MUTUAL FUNDS

                                                      FREMONT MONEY MARKET FUND
                                                      GEOGRAPHIC DIVERSIFICATION
                                                      AS OF 04/30/04
--------------------------------------------------------------------------------

remained modest in this low interest rate environment, we are pleased that we have been able to get the most out of what the money markets have offered.

Sincerely,

/s/ Norman Gee
/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

                                  [PIE CHART]

Pie chart data shown in following table.

Netherlands (2.5%)
Canada (2.5%)
Germany (3.3%)
Norway (3.3%)
United Kingdom (4.1%)
New Zealand (4.1%)
Luxembourg (4.1%)
France (4.9%)
Sweden (6.6%)
Switzerland (11.5%)
Australia (2.1%)
United States (38.6%)
Japan (12.4%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                          +3.49%

11/01/94-
10/31/95                          +5.84%

11/01/95-
10/31/96                          +5.34%

11/01/96-
10/31/97                          +5.39%

11/01/97-
10/31/98                          +5.45%

11/01/98-
10/31/99                          +4.89%

11/01/99-
10/31/00                          +5.99%

11/01/00-
10/31/01                          +4.67%

11/01/01-
10/31/02                          +1.77%

11/01/02-
10/31/03                          +0.93%

11/01/03-
04/30/04*                         +0.34%

*Unannualized.

TOP TEN HOLDINGS

Swedish National Housing Finance Corp., CP .............................    1.7%
American Express Credit Corp., CP ......................................    1.7%
Coca-Cola Enterprises, CP ..............................................    1.7%
Credit Suisse First Boston, Inc., CP ...................................    1.7%
7-Eleven, Inc., CP .....................................................    1.7%
International Lease Finance Corp., CP ..................................    1.7%
Svenska Handelsbanken, Inc., CP ........................................    1.7%
NBNZ International Ltd. London, CP .....................................    1.7%
NBNZ International Ltd. London, CP .....................................    1.7%
Electricite de France, CP ..............................................    1.7%
                                                                   TOTAL   17.0%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                                                   IMONEYNET
                                                   MONEY FUND
                   FREMONT                           REPORT
                 MONEY MARKET      90-DAY US      AVERAGES(TM)/
                     FUND           T-BILLS        FIRST TIER*
--------------------------------------------------------------
30-Apr-94          $10,000          $10,000          $10,000
31-May-94          $10,031          $10,033          $10,027
30-Jun-94          $10,063          $10,067          $10,056
31-Jul-94          $10,098          $10,104          $10,087
31-Aug-94          $10,135          $10,142          $10,119
30-Sep-94          $10,171          $10,179          $10,153
31-Oct-94          $10,211          $10,221          $10,189
30-Nov-94          $10,253          $10,264          $10,227
31-Dec-94          $10,304          $10,311          $10,267
31-Jan-95          $10,351          $10,358          $10,311
28-Feb-95          $10,398          $10,404          $10,356
31-Mar-95          $10,453          $10,455          $10,403
30-Apr-95          $10,501          $10,505          $10,449
31-May-95          $10,554          $10,557          $10,495
30-Jun-95          $10,608          $10,606          $10,541
31-Jul-95          $10,657          $10,658          $10,586
31-Aug-95          $10,708          $10,708          $10,632
30-Sep-95          $10,758          $10,756          $10,676
31-Oct-95          $10,807          $10,806          $10,721
30-Nov-95          $10,857          $10,857          $10,766
31-Dec-95          $10,909          $10,916          $10,812
31-Jan-96          $10,958          $10,967          $10,856
29-Feb-96          $11,003          $11,010          $10,898
31-Mar-96          $11,050          $11,050          $10,940
30-Apr-96          $11,096          $11,098          $10,981
31-May-96          $11,147          $11,146          $11,023
30-Jun-96          $11,190          $11,192          $11,065
31-Jul-96          $11,239          $11,243          $11,108
31-Aug-96          $11,291          $11,294          $11,151
30-Sep-96          $11,336          $11,347          $11,194
31-Oct-96          $11,385          $11,395          $11,241
30-Nov-96          $11,435          $11,444          $11,284
31-Dec-96          $11,485          $11,494          $11,328
31-Jan-97          $11,537          $11,547          $11,372
28-Feb-97          $11,583          $11,592          $11,416
31-Mar-97          $11,630          $11,641          $11,461
30-Apr-97          $11,681          $11,696          $11,509
31-May-97          $11,736          $11,756          $11,555
30-Jun-97          $11,786          $11,800          $11,602
31-Jul-97          $11,839          $11,853          $11,649
31-Aug-97          $11,894          $11,903          $11,695
30-Sep-97          $11,944          $11,958          $11,742
31-Oct-97          $11,998          $12,009          $11,789
30-Nov-97          $12,051          $12,056          $11,837
31-Dec-97          $12,109          $12,107          $11,886
31-Jan-98          $12,164          $12,164          $11,934
28-Feb-98          $12,214          $12,207          $11,986
31-Mar-98          $12,268          $12,265          $12,034
30-Apr-98          $12,321          $12,320          $12,082
31-May-98          $12,376          $12,371          $12,131
30-Jun-98          $12,430          $12,423          $12,179
31-Jul-98          $12,489          $12,478          $12,228
31-Aug-98          $12,542          $12,535          $12,277
30-Sep-98          $12,597          $12,599          $12,326
31-Oct-98          $12,652          $12,648          $12,374
30-Nov-98          $12,705          $12,691          $12,423
31-Dec-98          $12,764          $12,741          $12,469
31-Jan-99          $12,812          $12,786          $12,514
28-Feb-99          $12,859          $12,823          $12,558
31-Mar-99          $12,909          $12,875          $12,602
30-Apr-99          $12,957          $12,922          $12,645
31-May-99          $13,007          $12,972          $12,688
30-Jun-99          $13,055          $13,026          $12,732
31-Jul-99          $13,109          $13,080          $12,778
31-Aug-99          $13,160          $13,132          $12,824
30-Sep-99          $13,214          $13,194          $12,873
31-Oct-99          $13,271          $13,246          $12,922
30-Nov-99          $13,329          $13,299          $12,974
31-Dec-99          $13,395          $13,358          $13,027
31-Jan-00          $13,453          $13,416          $13,082
29-Feb-00          $13,514          $13,475          $13,136
31-Mar-00          $13,582          $13,545          $13,192
30-Apr-00          $13,640          $13,608          $13,250
31-May-00          $13,708          $13,691          $13,310
30-Jun-00          $13,781          $13,750          $13,372
31-Jul-00          $13,849          $13,812          $13,436
31-Aug-00          $13,923          $13,884          $13,501
30-Sep-00          $13,996          $13,957          $13,566
31-Oct-00          $14,067          $14,030          $13,630
30-Nov-00          $14,139          $14,107          $13,696
31-Dec-00          $14,216          $14,184          $13,761
31-Jan-01          $14,286          $14,278          $13,824
28-Feb-01          $14,347          $14,332          $13,882
31-Mar-01          $14,412          $14,398          $13,936
30-Apr-01          $14,466          $14,461          $13,986
31-May-01          $14,519          $14,517          $14,030
30-Jun-01          $14,567          $14,560          $14,071
31-Jul-01          $14,611          $14,608          $14,109
31-Aug-01          $14,657          $14,655          $14,144
30-Sep-01          $14,691          $14,717          $14,177
31-Oct-01          $14,724          $14,756          $14,203
30-Nov-01          $14,753          $14,788          $14,224
31-Dec-01          $14,779          $14,811          $14,242
31-Jan-02          $14,803          $14,833          $14,258
28-Feb-02          $14,825          $14,853          $14,273
31-Mar-02          $14,848          $14,875          $14,289
30-Apr-02          $14,870          $14,898          $14,305
31-May-02          $14,891          $14,925          $14,319
30-Jun-02          $14,910          $14,946          $14,332
31-Jul-02          $14,930          $14,969          $14,346
31-Aug-02          $14,950          $14,990          $14,357
30-Sep-02          $14,967          $15,014          $14,370
31-Oct-02          $14,985          $15,037          $14,382
30-Nov-02          $15,002          $15,061          $14,393
31-Dec-02          $15,017          $15,078          $14,402
31-Jan-03          $15,031          $15,093          $14,410
28-Feb-03          $15,043          $15,106          $14,417
31-Mar-03          $15,054          $15,124          $14,424
30-Apr-03          $15,066          $15,138          $14,431
31-May-03          $15,078          $15,154          $14,437
30-Jun-03          $15,088          $15,175          $14,444
31-Jul-03          $15,099          $15,185          $14,448
31-Aug-03          $15,108          $15,197          $14,453
30-Sep-03          $15,117          $15,208          $14,458
31-Oct-03          $15,126          $15,220          $14,462
30-Nov-03          $15,135          $15,232          $14,467
31-Dec-03          $15,144          $15,247          $14,472
31-Jan-04          $15,153          $15,259          $14,476
29-Feb-04          $15,161          $15,270          $14,481
31-Mar-04          $15,170          $15,282          $14,485
30-Apr-04          $15,179          $15,295          $14,490

----------
90-Day U.S. T-Bills
($15,295)

==========
Fremont
Money Market Fund
($15,179)

----------
iMoneyNet Money Fund
Report Averages(TM)/
First Tier*
($14,490)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Frmont Money Market Fund                        0.74%       3.21%       4.26%

90-Day U.S. T-Bills                             1.07%       3.43%       4.34%

iMoneyNet Money Fund Report
Averages TM /First Tier                         0.41%       2.75%       3.77%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends. Management fees and other expenses are not incorporated in the 90-day T-Bill's performance or the iMoneyNet Money Fund Report Averages(TM)/First Tier.

     AN INVESTMENT IN THE FREMONT MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FREMONT MONEY MARKET FUND SEEKS TO PRESERVE THE NET ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

   * See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  23

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

CITIGROUP NON-U.S. GOVERNMENT BOND INDEX (FORMERLY SALOMON SMITH BARNEY NON-U.S. GOVERNMENT BOND INDEX) - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

FREMONT GLOBAL FUND BENCHMARK - A benchmark comprised of various broad-based indexes which are blended together to represent the performance of the Fremont Global Fund's neutral mix of investments. The Fund's neutral mix of investments, which represents the Fremont Asset Allocation Committee's target asset allocation for the Fund, is 55% Russell 3000(R) Index, 33% JP Morgan Global Government Bond Index (Hedged), 10% Morgan Stanley Capital International Europe, Australasia & Far East (MSCI EAFE) Index and 2% 90-Day U.S. Treasury Bills.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX - An index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

iMONEYNET MONEY FUND REPORT/FIRST TIER TAXABLE AVERAGE - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial
Data).

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

RUSSELL 1000 VALUE INDEX - Measures the performance of the Russell 1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

DOW JONES WILSHIRE REIT INDEX - Measures U.S. publicly traded Real Estate Investment Trusts.

+ Indexes are not available for investment and do not incur expenses.

24  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 66.9%

BUSINESS EQUIPMENT & SERVICES 3.6%

      41,265   Amcor Ltd.                                    AU    $        206
      48,174   Brambles Industries PLC                       UK             179
      15,900   WPP Group PLC                                 UK             156
       9,100   Administaff, Inc.*                            US             159
      40,100   Alloy, Inc.*                                  US             192
      16,400   Apollo Group, Inc. (Class A)*                 US           1,490
       6,100   Automatic Data Processing, Inc.               US             267
       1,800   Bright Horizons
                 Family Solutions, Inc.*                     US              80
       7,300   Calgon Carbon Corp.                           US              44
      24,100   Centra Software, Inc.*                        US              60
      25,600   Clean Harbors, Inc.*                          US             220
       2,300   Computer Sciences Corp.*                      US              94
       6,100   CoStar Group, Inc.*                           US             241
      15,400   eBay, Inc.*                                   US           1,229
       2,700   Equifax, Inc.                                 US              66
       4,600   Equinix, Inc.*                                US             135
       2,700   H&R Block, Inc.                               US             122
      11,300   Harris Interactive, Inc.*                     US              82
       5,400   Infocrossing, Inc.*                           US              78
       6,800   Kroll, Inc.*                                  US             202
      14,100   Lionbridge Technologies, Inc.*                US             127
       7,300   ManTech International
                 Corp. (Class A)*                            US             183
      80,500   Office Depot, Inc.*                           US           1,410
       8,800   Pemstar, Inc.*                                US              29
      31,900   Pitney Bowes, Inc.                            US           1,396
       1,100   Remedytemp, Inc. (Class A)*                   US              14
       2,300   Ryder System, Inc.                            US              85
       4,300   Valassis Communications, Inc.*                US             133
       4,600   Young Broadcasting,
                 Inc. (Class A)*                             US              81
                                                                   ------------
                                                                          8,760
                                                                   ------------

CAPITAL GOODS 1.3%

      10,300   AAON, Inc.*                                   US             205
      10,900   BHA Group Holdings,
                 Inc. (Class A)                              US             348
       4,800   Black & Decker Corp.                          US             278
       3,600   Caterpillar, Inc.                             US             280
      19,700   Emerson Electric Co.                          US           1,186
       2,850   Graco, Inc.                                   US              80
       2,700   Harsco Corp.                                  US             118
       9,900   IMPCO Technologies, Inc.*                     US              56
      10,200   Johnson Controls, Inc.                        US             560
       9,150   Northern Technologies
                 International Corp.                         US              41
       1,400   Rockwell Automation, Inc.                     US              46
       2,400   Sherwin-Williams Co. (The)                    US              91
                                                                   ------------
                                                                          3,289
                                                                   ------------

CONSUMER DURABLES 1.4%

      20,714   Luxottica Group ADR                           IT             340
      18,600   Matsushita Electric
                 Industrial Co. Ltd.                         JP             272
       8,000   Sony Corp. ADR                                JP             307
       8,275   Toyota Motor Corp.                            JP             299

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES (CONT.)

      28,882   GKN PLC                                       UK    $        117
      31,000   TI Automotive Ltd.(d)*                        UK              --
      13,100   Harley-Davidson, Inc.                         US             738
       7,300   Harman International
                 Industries, Inc.                            US             554
       1,800   Maytag Corp.                                  US              50
       8,000   Nautilus Group, Inc. (The)                    US             129
       8,160   Whirlpool Corp.                               US             535
                                                                   ------------
                                                                          3,341
                                                                   ------------

CONSUMER NON-DURABLES 5.6%

      76,965   Coca-Cola Amatil Ltd.                         AU             381
     113,866   Foster's Group Ltd.                           AU             401
       1,810   Nestle SA                                     CH             456
       1,690   Groupe Danone                                 FR             283
       4,760   L'oreal SA                                    FR             357
       3,800   LVMH Moet Hennessy
                 Louis Vuitton SA                            FR             266
      11,183   Kao Corp.                                     JP             265
       9,720   Heineken NV                                   NL             408
      45,987   Koninklijke Ahold NV                          NL             352
      43,200   Cadbury Schweppes PLC                         UK             344
      34,835   Diageo PLC                                    UK             466
      36,000   Unilever PLC                                  UK             339
      11,600   Altria Group, Inc.                            US             642
       3,300   Avon Products, Inc.                           US             277
       4,100   Campbell Soup Co.                             US             113
      17,400   Coach, Inc.*                                  US             741
      17,300   Coca-Cola Co. (The)                           US             875
      12,300   Coca-Cola Enterprises, Inc.                   US             332
      20,400   Colgate Palmolive Co.                         US           1,181
       6,000   Energizer Holdings, Inc.*                     US             260
       1,600   Fortune Brands, Inc.                          US             122
       2,800   Georgia-Pacific Corp.                         US              98
      16,500   Gillette Co. (The)                            US             675
       4,200   Hartmarx Corp.*                               US              24
       4,100   Ingram Micro, Inc. (Class A)*                 US              49
       7,200   Kellogg Co.                                   US             309
      11,700   Kimberly-Clark Corp.                          US             766
       8,200   Loews Corp. - Carolina Group                  US             215
       8,800   Pepsi Bottling Group, Inc.                    US             258
       5,600   PepsiAmericas, Inc.                           US             112
      14,800   PepsiCo, Inc.                                 US             806
      12,300   Procter & Gamble Co.                          US           1,301
       1,900   Timberland Co. (The) (Class A)*               US             119
       1,000   Universal Corp.                               US              50
                                                                   ------------
                                                                         13,643
                                                                   ------------

CONSUMER SERVICES 4.4%

      39,085   Television Broadcasts Ltd.                    HK             181
      16,405   Reed Elsevier NV                              NL             229
      26,353   InterContinental Hotels
                 Group PLC                                   UK             246
      49,200   Reed Elsevier PLC                             UK             456
       6,000   Action Performance Cos., Inc.                 US              94
      23,700   Caesars Entertainment, Inc.*                  US             314
      72,240   Cendant Corp.                                 US           1,711
      53,400   Comcast Corp. (Special Class A)*              US           1,548
       5,400   Dow Jones & Co., Inc.                         US             249

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES (CONT.)

      12,200   Gannett Co., Inc.                             US    $      1,058
      30,600   International Game Technology                 US           1,155
     109,800   Liberty Media Corp. (Class A)*                US           1,201
         800   Media General, Inc. (Class A)                 US              58
       4,300   MGM MIRAGE                                    US             197
       6,300   Monro Muffler, Inc.*                          US             150
      14,000   MTR Gaming Group, Inc.*                       US             121
       5,300   Nevada Gold & Casinos, Inc.*                  US              84
      75,500   Time Warner, Inc.*                            US           1,270
       9,400   UnitedGlobalCom, Inc. (Class A)*              US              70
       1,200   Viacom, Inc. (Class B)                        US              46
       9,500   Walt Disney Co. (The)                         US             219
                                                                   ------------
                                                                         10,657
                                                                   ------------

ENERGY 3.9%

       6,410   Nexen, Inc.                                   CA             234
       2,333   Total SA                                      FR             429
       3,600   Total SA ADR                                  FR             332
       8,000   Royal Dutch Petroleum Co.                     NL             388
       7,700   Royal Dutch Petroleum Co., ADR                NL             375
      60,190   BG Group PLC                                  UK             347
      35,398   BP PLC                                        UK             307
       5,000   BP PLC ADR                                    UK             265
       3,000   Amerada Hess Corp.                            US             213
       6,500   Anadarko Petroleum Corp.                      US             348
      15,700   ChevronTexaco Corp.                           US           1,437
      19,300   Devon Energy Corp.                            US           1,181
       1,100   EOG Resources, Inc.                           US              54
      40,000   Exxon Mobil Corp.                             US           1,702
      27,300   Kerr-McGee Corp.                              US           1,336
       9,100   Occidental Petroleum Corp.                    US             430
                                                                   ------------
                                                                          9,378
                                                                   ------------

FINANCIAL SERVICES (BANKS) 5.3%

      36,330   National Australia Bank Ltd.                  AU             773
       3,040   Bank of Nova Scotia                           CA              78
      12,149   Bayerische Hypo-und
                 Vereinsbank AG                              DE             208
       4,100   Deutsche Bank AG                              DE             336
      61,247   Banco Santander Central
                 Hispano SA                                  ES             651
       4,209   Societe Generale                              FR             348
      29,800   HSBC Holdings PLC                             HK             432
     121,859   Banca Intesa SPA                              IT             400
      23,300   Oversea-Chinese Banking
                 Corp. Ltd.                                  SG             164
      26,669   HBOS PLC                                      UK             344
      46,743   Lloyds TSB Group PLC                          UK             349
      14,300   Royal Bank of Scotland
                 Group PLC                                   UK             427
      25,692   Bank of America Corp.                         US           2,068
       1,500   Charter One Financial, Inc.                   US              50
      56,700   Citigroup, Inc.                               US           2,727
       3,100   First Horizon National Corp.                  US             136
       2,100   National City Corp.                           US              73
      46,100   Wachovia Corp.                                US           2,109
      23,700   Wells Fargo & Co.                             US           1,338
                                                                   ------------
                                                                         13,011
                                                                   ------------

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) 9.2%

       3,910   Manulife Financial Corp.                      CA    $        145
       2,200   Allianz AG                                    DE             231
          14   Millea Holdings, Inc.                         JP             197
      28,579   ING Groep NV                                  NL             605
      14,771   Aviva PLC                                     UK             144
      45,000   Allstate Corp. (The)                          US           2,066
      15,400   AMBAC Financial Group, Inc.                   US           1,063
      50,500   American Express Co.                          US           2,472
      30,400   American International Group, Inc.            US           2,178
      20,800   Capital One Financial Corp.                   US           1,363
      19,100   Chubb Corp. (The)                             US           1,318
       3,900   CIT Group, Inc.                               US             134
       1,599   Countrywide Financial Corp.                   US              95
       1,600   Doral Financial Group                         US              52
      22,200   Fannie Mae                                    US           1,526
       5,300   Goldman Sachs Group, Inc. (The)               US             511
      15,800   JP Morgan Chase & Co.                         US             594
       2,000   MBIA, Inc.                                    US             118
      21,000   Merrill Lynch & Co., Inc.                     US           1,139
      13,100   MGIC Investment Corp.                         US             964
      23,400   Moody's Corp.                                 US           1,510
      25,000   Morgan Stanley                                US           1,285
       8,700   Principal Financial Group, Inc.               US             307
       2,400   Progressive Corp. (The)                       US             210
      13,100   SLM Corp.                                     US             502
       6,100   St. Paul Travelers Cos., Inc. (The)           US             248
      34,500   Washington Mutual, Inc.                       US           1,359
                                                                   ------------
                                                                         22,336
                                                                   ------------

HEALTH CARE 10.4%

       9,600   Novartis AG                                   CH             428
       4,100   Roche Holding AG                              CH             428
         301   Synthes-Stratec, Inc.                         CH             326
       4,800   Fresenius Medical Care AG                     DE             332
       8,900   Novo-Nordisk AS                               DK             424
       5,832   Essilor International SA                      FR             339
       3,800   Sanofi-Synthelabo SA                          FR             237
       4,600   ICON PLC ADR*                                 IE             184
      20,800   Teva Pharmaceutical
                 Industries Ltd. ADR                         IL           1,280
       8,300   Eisai Co. Ltd.                                JP             210
      14,873   Takeda Chemical Industries Ltd.               JP             595
      40,595   GlaxoSmithKline PLC                           UK             837
      44,000   Abbott Laboratories                           US           1,937
       6,700   Advanced Neuromodulation
                 Systems, Inc.*                              US             183
      18,100   Amgen, Inc.*                                  US           1,018
      14,900   Anthem, Inc.*                                 US           1,320
       3,800   Apogent Technologies, Inc.*                   US             123
      15,500   ArthroCare Corp.*                             US             364
       3,500   Atherogenics, Inc.*                           US              83
       1,600   Bard (C.R.), Inc.                             US             170
       2,100   Bausch & Lomb, Inc.                           US             132
       2,800   Baxter International, Inc.                    US              89
       7,800   Becton, Dickinson & Co.                       US             394
       6,800   Conceptus, Inc.*                              US              78
      23,700   Eclipsys Corp.*                               US             334
       8,100   Encore Medical Corp.*                         US              64


      The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

       4,600   Forest Laboratories, Inc.*                    US    $        297
       9,900   Genentech, Inc.*                              US           1,216
      17,600   Harvard Bioscience, Inc.*                     US             154
      27,200   HCA, Inc.                                     US           1,105
       1,900   Health Net, Inc.*                             US              48
       4,600   Humana, Inc.*                                 US              75
       7,500   IMS Health, Inc.                              US             189
      10,100   Intuitive Surgical, Inc.*                     US             163
       5,900   Johnson & Johnson                             US             319
      22,500   Medtronic, Inc.                               US           1,135
      35,500   Merck & Co., Inc.                             US           1,669
       9,500   Mylan Laboratories, Inc.                      US             218
      42,662   NeoPharm, Inc.*                               US             872
       6,200   OraSure Technologies, Inc.*                   US              52
      21,000   Perrigo Co.                                   US             453
      33,900   Pfizer, Inc.                                  US           1,212
       1,200   Pharmaceutical Resources, Inc.*               US              48
       9,500   Quidel Corp.*                                 US              65
      20,700   Regeneration Technologies, Inc.*              US             197
      14,600   Stryker Corp.                                 US           1,444
      10,500   UnitedHealth Group, Inc.                      US             646
      11,800   Varian Medical Systems, Inc.*                 US           1,013
       4,500   Vital Images, Inc.*                           US              50
       5,400   Watson Pharmaceuticals, Inc.*                 US             192
      12,500   Wyeth                                         US             476
                                                                   ------------
                                                                         25,217
                                                                   ------------

MULTI-INDUSTRY 1.8%

      13,600   Jardine Matheson Holdings Ltd.                SG             137
       1,200   FMC Corp.*                                    US              51
     108,100   General Electric Co.                          US           3,238
      24,200   Honeywell International, Inc.                 US             837
                                                                   ------------
                                                                          4,263
                                                                   ------------

RAW MATERIALS 1.7%

       6,744   Orica Ltd.                                    AU              72
      10,247   Bayer AG                                      DE             275
       9,418   UPM-Kymmene Oyj                               FI             173
       6,290   Cie de Saint-Gobain                           FR             315
       2,637   L'Air Liquide SA                              FR             459
       6,860   POSCO ADR                                     KR             211
       3,260   BOC Group PLC                                 UK              52
      10,875   Rio Tinto                                     UK             238
       6,300   Alcoa, Inc.                                   US             194
      29,200   E.I. du Pont de Nemours & Co.                 US           1,254
       4,800   Masco Corp.                                   US             134
       6,600   Minnesota Mining &
                 Manufacturing Co.                           US             571
       2,100   Timken Co.                                    US              46
      15,126   Sasol Ltd.                                    ZA             227
                                                                   ------------
                                                                          4,221
                                                                   ------------

RETAIL 4.9%

      40,373   Coles Myer Ltd.                               AU             243
      32,954   Boots Group PLC                               UK             357
      20,059   GUS PLC                                       UK             277
      19,602   Mitchells & Butlers PLC                       UK              88
       7,000   Autonation, Inc.*                             US             119
       1,700   AutoZone, Inc.*                               US             149

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

RETAIL (CONT.)

      29,300   Bed Bath & Beyond, Inc.*                      US    $      1,088
       2,300   Best Buy Co., Inc.                            US             125
       3,900   California Pizza Kitchen, Inc.*               US              82
      37,300   CVS Corp.                                     US           1,441
       4,200   Electronics Boutique
                 Holdings Corp.*                             US             114
       5,800   Federated Department
                 Stores, Inc.                                US             284
         700   Gander Mountain Co.*                          US              16
       7,800   Gap, Inc. (The)                               US             172
       3,400   Goody's Family Clothing, Inc.                 US              42
      18,300   Home Depot, Inc.                              US             644
       5,500   J. Jill Group, Inc. (The)*                    US             116
       2,600   J.C. Penney Co., Inc.                         US              88
       9,000   Limited Brands                                US             186
      22,600   Lowe's Cos., Inc.                             US           1,177
       4,300   May Department Stores Co.                     US             132
       9,400   McDonald's Corp.                              US             256
       2,600   Rent-A-Center, Inc.*                          US              76
       5,400   Saks, Inc.                                    US              78
       1,700   Sears, Roebuck and Co.                        US              68
       4,000   Stage Stores, Inc.*                           US             157
      32,600   Starbucks Corp.*                              US           1,267
       3,400   Target Corp.                                  US             147
       5,800   TJX Cos., Inc.                                US             143
      12,800   Too, Inc.*                                    US             225
      11,400   Tweeter Home Entertainment
                 Group, Inc.*                                US              82
      17,500   Wal-Mart Stores, Inc.                         US             998
      39,200   Yum! Brands, Inc.*                            US           1,521
                                                                   ------------
                                                                         11,958
                                                                   ------------

SHELTER 0.0%

         200   NVR, Inc.*                                    US              90
                                                                   ------------
                                                                             90
                                                                   ------------

TECHNOLOGY (COMPONENTS) 2.9%

      22,500   Marvell Technology Group Ltd*                 BM             871
      26,400   Exfo Electro-Optical
                 Engineering, Inc.*                          CA             114
       3,500   Kyocera Corp.                                 JP             287
       1,000   Actel Corp.*                                  US              20
       7,900   Advanced Micro Devices, Inc.*                 US             112
       1,200   Analog Devices, Inc.                          US              51
      28,700   Anaren Microwave, Inc.*                       US             423
      98,600   Cisco Systems, Inc.*                          US           2,058
      12,100   EMC Corp.*                                    US             135
      18,100   hi/fn, inc.*                                  US             158
      24,312   Identix, Inc.*                                US             155
      39,800   Intel Corp.                                   US           1,024
      21,100   MEMC Electronic Materials, Inc.*              US             168
       1,200   National Semiconductor Corp.*                 US              49
       3,100   NCR Corp.*                                    US             139
      39,800   Network Appliance, Inc.*                      US             741
       4,400   Thomas & Betts Corp.                          US             106
      17,900   Trident Microsystems, Inc.*                   US             248
      10,700   Woodhead Industries, Inc.                     US             158
                                                                   ------------
                                                                          7,017
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 4.2%

      10,800   Vestas Wind Systems AS                        DK    $        159
       8,200   Alvarion Ltd.*                                IL              87
      43,500   Ceragon Networks Ltd.*                        IL             259
      22,600   RIT Technologies Ltd.*                        IL              33
       7,000   Canon, Inc.                                   JP             363
      33,400   Hitachi Ltd.                                  JP             233
       5,500   Murata Manufacturing Co. Ltd.                 JP             354
      10,800   Applied Materials, Inc.*                      US             197
       2,300   Applied Signal Technology, Inc.               US              62
      12,100   ATMI, Inc.*                                   US             267
       8,000   COMARCO, Inc.*                                US              61
      25,000   Computer Access
                 Technology Corp.*                           US             117
      66,300   Dell, Inc.*                                   US           2,301
       8,500   FormFactor, Inc.*                             US             150
       4,600   General Dynamics Corp.                        US             431
      10,300   Hewlett-Packard Co.                           US             203
       5,100   International Business
                 Machines Corp.                              US             450
      20,000   Intevac, Inc.*                                US             201
       4,700   Lexmark International, Inc.*                  US             425
      33,400   Motorola, Inc.                                US             610
      22,600   NetScout Systems, Inc.*                       US             157
       8,300   Rimage Corp.*                                 US             125
       3,700   Rockwell Collins, Inc.                        US             119
      22,200   Sunrise Telecom, Inc.                         US              71
      15,100   Texas Instruments, Inc.                       US             379
      17,300   Tut Systems, Inc.*                            US              50
      33,200   TVI Corp.*                                    US             139
      12,300   United Technologies Corp.                     US           1,061
       5,200   Western Digital Corp.*                        US              42
      16,000   X-Rite, Inc.                                  US             216
      67,800   Xerox Corp.*                                  US             911
                                                                   ------------
                                                                         10,233
                                                                   ------------

TECHNOLOGY (SOFTWARE) 3.0%

       4,700   SAP AG ADR                                    DE             175
       8,700   Activision, Inc.*                             US             131
       7,000   Adobe Systems, Inc.                           US             289
       6,400   Autodesk, Inc.                                US             214
       2,600   Citrix Systems, Inc.*                         US              50
       3,300   Intuit, Inc.*                                 US             140
     114,200   Microsoft Corp.                               US           2,966
       6,000   Opnet Technologies, Inc.*                     US              87
     122,900   Oracle Corp.*                                 US           1,379
      16,400   PDF Solutions, Inc.*                          US             162
      18,700   Pervasive Software, Inc.*                     US             112
      29,400   Symantec Corp.*                               US           1,324
      18,200   Tier Technologies, Inc. (Class B)*            US             187
       5,900   Websense, Inc.*                               US             174
                                                                   ------------
                                                                          7,390
                                                                   ------------

TRANSPORTATION 0.2%

          33   West Japan Railway Co.                        JP             127
       2,500   Alaska Air Group, Inc.*                       US              55
       6,000   Burlington Northern
                 Santa Fe Corp.                              US             196
       2,300   United Parcel Service,
                 Inc. (Class B)                              US             161
                                                                   ------------
                                                                            539
                                                                   ------------

Shares/                                                 Country     Value (000s)
Face Amount    Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

UTILITIES 3.1%

      71,915   Telstra Corp. Ltd.                            AU    $        248
         466   Electrabel SA                                 BE             153
       9,588   RWE AG                                        DE             413
      15,630   Iberdrola SA                                  ES             307
      32,162   Telefonica SA                                 ES             474
      45,000   Hong Kong & China Gas                         HK              77
      42,000   Hongkong Electric Holdings Ltd.               HK             184
      93,392   Telecom Corp. of New Zealand Ltd.             NZ             330
         500   Chunghwa Telecom Co., Ltd. ADR                TW               8
      17,800   Vodafone Group PLC ADR                        UK             437
      11,600   AT&T Corp.                                    US             199
       4,500   Edison International                          US             105
      20,600   Exelon Corp.                                  US           1,379
      29,100   FirstEnergy Corp.                             US           1,138
      39,700   Nextel Communications,
                 Inc. (Class A)*                             US             947
      10,200   PanAmSat Corp.*                               US             235
      22,500   Verizon Communications, Inc.                  US             849
                                                                   ------------
                                                                          7,483
                                                                   ------------

TOTAL COMMON STOCKS (COST $140,648)                                     162,826
                                                                   ------------
BONDS 28.5%

FOREIGN CORPORATE BONDS 6.7%

AU$
   2,000,000    GE Capital Australia Funding
                  Pty Ltd., 7.000%, 09/15/09                              1,482
   1,000,000    Eurofima, 6.500%, 08/22/11                                  731
   1,000,000    Pacific Life funding LLC,
                  6.500%, 04/15/08                                          724
(euro)
   1,000,000    Fidelity International Ltd.,
                  6.250%, 03/21/12                                        1,305
   1,000,000    Deutsche Hypo,
                  5.750%, 07/19/10                                        1,325
   1,500,000    France Telecom,
                  6.750%, 03/14/08                                        2,016
   1,500,000    Pemex Project Funding
                  Master Trust, 6.625%, 04/04/10                          1,907
DM
   2,000,000    Deutsche Bahn Finance BV,
                  5.000%, 06/10/08                                        1,295
(pound)
     500,000    Ford Credit Canada,
                  7.250%, 12/07/07                                          913
     500,000    BK Nederlandse Gemeeten,
                  5.625%, 02/08/11                                          901
(yen)
 100,000,000    Deutsche Telekom,
                  1.500%, 06/15/05                                          922
 100,000,000    Petroliam Nasional BHD,
                  3.600%, 06/12/06                                          960
 100,000,000    Banque Central de Tunisie,
                  3.300%, 08/02/10                                          946
$  1,000,000    Kazkommerts International BV,
                  7.875%, 04/07/14                                          922
                                                                   ------------
                                                                         16,349
                                                                   ------------

FOREIGN GOVERNMENT BONDS 14.3%

CN$
     150,771    Canada Government,
                  3.000%, 12/01/36(e)                                       123
   1,382,052    Canada Government,
                  4.000%, 12/01/31(e)                                     1,316


      The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS (CONT.)

CN$
   2,890,905    Canada Government,
                  4.250%, 12/01/21(e)                              $      2,663
   1,579,471    Canada Government,
                  4.250%, 12/01/26(e)                                     1,516
(euro)
   1,000,000    Bonos Y Oblig Del Estado,
                  5.500%, 07/30/17                                        1,316
   1,000,000    Government of Finland,
                  5.750%, 02/23/11                                        1,336
      82,068    Government of France,
                  2.500%, 07/25/13(e)                                       103
   3,999,514    Government of France,
                  3.000%, 07/25/09(e)                                     5,165
   3,113,546    Government of France,
                  3.000%, 07/25/12(e)                                     4,053
     592,185    Government of France,
                  3.150%, 07/25/32(e)                                       818
   1,108,671    Government of France,
                  3.400%, 07/25/29(e)                                     1,576
   1,000,470    Government of France,
                  8.500%, 10/25/19                                        1,715
   1,000,000    Buoni Poliennali Del Tes,
                  5.000%, 02/01/12                                        1,275
(pound)
     200,000    U.K. Gilt, 2.500%, 05/20/09                                 841
      70,000    U.K. Gilt, 2.500%, 08/16/13                                 264
     980,000    U.K. Gilt, 2.500%, 07/26/16                               4,091
     260,000    U.K. Gilt, 2.500%, 07/17/24                                 942
   1,000,000    U.K. Gilt, 4.000%, 03/07/09                               1,710
     350,000    U.K. Gilt, 4.125%, 07/22/30                               1,238
NK
   5,000,000    Norway Government Bond,
                  6.000%, 05/16/11                                          788
SG$
   1,000,000    Government of Singapore,
                  3.750%, 09/01/16                                          601
   1,500,000    Government of Singapore,
                  4.375%, 01/15/09                                          964
$    267,000    United Mexican States,
                  5.875%, 01/15/14                                          259
     170,000    United Mexican States,
                  8.375%, 01/14/11                                          196
                                                                   ------------
                                                                         34,869
                                                                   ------------

MORTGAGE BACKED OBLIGATIONS 0.2%

     318,954    GNMA II, 6.000%, 02/20/32                                   327
     102,692    GNMA II, 6.500%, 10/20/28                                   107
                                                                   ------------
                                                                            434
                                                                   ------------

U.S. CORPORATE BONDS 1.4%

(euro)
   1,500,000    General Electric Capital Corp.,
                  5.750%, 11/20/08                                        1,968
NZ$
   1,000,000    General Motors Acceptance Corp.,
                  7.500%, 12/01/06                                          621
$    250,000    Delta Airlines, Inc.,
                  6.417%, 07/02/12                                          258
     500,000    Security Capital Group, Inc.,
                  7.700%, 06/15/28                                          581
                                                                   ------------
                                                                          3,428
                                                                   ------------

                                                                    Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES 5.9%

$  1,947,454    U.S. Treasury Inflation Indexed Bond,
                  3.625%, 01/15/08(e)                              $      2,143
   5,016,753    U.S. Treasury Inflation Indexed Bond,
                  3.875%, 04/15/29(e)                                     6,257
   5,337,554    U.S. Treasury Inflation Indexed Bond,
                  3.500%, 01/15/11(e)                                     5,947
                                                                   ------------
                                                                         14,347
                                                                   ------------

TOTAL BONDS (COST $61,348)                                               69,427
                                                                   ------------

RIGHTS 0.0%
           4    Bayerische Hypo-und Vereinsbank AG                           --
                                                                   ------------

TOTAL RIGHTS (COST $0)                                                       --
                                                                   ------------

SHORT-TERM INVESTMENTS 3.5%

   5,100,000    CBA (Delaware) Finance, Inc., CP,
                  1.030%(a), 05/03/04                                     5,100
   3,362,362    Repurchase Agreement,
                  State Street Bank, 0.400%,
                  05/03/04, (Maturity Value $3,262)
                  (Cost $3,362) Collateral:
                  FHLB, 1.625%, 06/15/05;
                  FHLB, 2.000%, 02/13/06;
                  FHLMC, 5.250%, 01/15/06;
                  FNMA, 0.000%, 07/01/04;
                  FNMA, 3.250%, 11/15/04;
                  FNMA, 5.250%, 01/15/09;
                  FNMA, 1.720%, 07/03/18;
                  USTN, 6.00%, 08/15/04
                  (Collateral Value $3,454)                               3,362
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,462)                                8,462
                                                                   ------------

TOTAL INVESTMENTS (COST $210,458), 98.9%                                240,715
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 1.1%                                   2,604
                                                                   ------------

NET ASSETS, 100.0%                                                 $    243,319
                                                                   ------------

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                        Country     Value (000s)
  Shares       Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 97.4%

BUSINESS EQUIPMENT & SERVICES 1.2%
      57,200   WPP Group PLC                                 UK    $        562
                                                                   ------------
                                                                            562
                                                                   ------------

CONSUMER DURABLES 4.6%

      69,100   Luxottica Group ADR                           IT           1,133
      26,900   Sony Corp. ADR                                JP           1,033
      53,800   TI Automotive Ltd. (Class A)(d)*              UK              --
                                                                   ------------
                                                                          2,166
                                                                   ------------

CONSUMER NON-DURABLES 27.6%

     255,500   Coca-Cola Amatil Ltd.                         AU           1,265
       6,050   Nestle SA                                     CH           1,524
       5,660   Groupe Danone                                 FR             947
      15,600   L'oreal SA                                    FR           1,169
      12,900   LVMH Moet Hennessy
                 Louis Vuitton SA                            FR             903
      36,300   Kao Corp.                                     JP             861
      32,200   Heineken NV                                   NL           1,352
     150,186   Koninklijke Ahold NV                          NL           1,150
     140,400   Cadbury Schweppes PLC                         UK           1,118
     118,052   Diageo PLC                                    UK           1,580
     122,200   Unilever PLC                                  UK           1,150
                                                                   ------------
                                                                         13,019
                                                                   ------------

CONSUMER SERVICES 4.6%

     145,080   Television Broadcasts Ltd.                    HK             673
     162,510   Reed Elsevier PLC                             UK           1,506
                                                                   ------------
                                                                          2,179
                                                                   ------------

ENERGY 8.5%

      19,520   Nexen, Inc.                                   CA             714
      12,200   Total SA ADR                                  FR           1,124
      26,650   Royal Dutch Petroleum Co. ADR                 NL           1,297
      16,600   BP PLC ADR                                    UK             878
                                                                   ------------
                                                                          4,013
                                                                   ------------

FINANCIAL SERVICES (BANKS) 14.1%

      58,600   National Australia Bank Ltd.                  AU           1,247
      10,100   Bank of Nova Scotia                           CA             259
      13,350   Deutsche Bank AG                              DE           1,094
     109,800   Banco Santander Central
                 Hispano SA                                  ES           1,167
     101,600   HSBC Holdings PLC                             HK           1,471
      47,700   Royal Bank of Scotland
                 Group PLC                                   UK           1,426
                                                                   ------------
                                                                          6,664
                                                                   ------------

FINANCIAL SERVICES (OTHER) 4.6%

      12,290   Manulife Financial Corp.                      CA             455
       7,500   Allianz AG                                    DE             787
      43,500   ING Groep NV                                  NL             921
                                                                   ------------
                                                                          2,163
                                                                   ------------

HEALTH CARE 21.7%

      31,000   Novartis AG                                   CH           1,382
      13,600   Roche Holding AG                              CH           1,419
         980   Synthes-Stratec, Inc.                         CH           1,062
      16,200   Fresenius Medical Care AG                     DE           1,120

    Shares/                                             Country     Value (000s)
Face Amount    Security Description                       Code        (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

      29,500   Novo-Nordisk AS                               DK    $      1,405
      19,633   Essilor International SA                      FR           1,142
      12,040   Sanofi-Synthelabo SA                          FR             751
      20,143   Takeda Chemical Industries Ltd.               JP             805
      56,900   GlaxoSmithKline PLC                           UK           1,173
                                                                   ------------
                                                                         10,259
                                                                   ------------

RAW MATERIALS 3.1%

       8,325   L'Air Liquide SA                              FR           1,450
                                                                   ------------
                                                                          1,450
                                                                   ------------

TECHNOLOGY (COMPONENTS) 2.0%

      11,700   Kyocera Corp.                                 JP             960
                                                                   ------------
                                                                            960
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 1.1%

      36,370   Vestas Wind Systems AS                        DK             537
                                                                   ------------
                                                                            537
                                                                   ------------

TECHNOLOGY (SOFTWARE) 1.2%

      15,150   SAP AG ADR                                    DE             565
                                                                   ------------
                                                                            565
                                                                   ------------

UTILITIES 3.1%

      59,300   Vodafone Group PLC ADR                        UK           1,455
                                                                   ------------
                                                                          1,455
                                                                   ------------

TOTAL COMMON STOCKS (COST $41,909)                                       45,992
                                                                   ------------

SHORT-TERM INVESTMENT 2.2%

$  1,042,165   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $1,042)
                 (Cost $1,042) Collateral:
                 USTB, 6.250%, 08/15/23
                 (Collateral Value $1,066)                                1,042
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (COST $1,042)                                 1,042
                                                                   ------------

TOTAL INVESTMENTS (COST $42,951), 99.6%                                  47,034
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.4%                                     208
                                                                   ------------

NET ASSETS, 100.0%                                                 $     47,242
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

      The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                          FREMONT LARGE CAP VALUE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 95.4%

BUSINESS EQUIPMENT & SERVICES 1.0%

       2,890   Fiserv, Inc.*                                       $        106
                                                                   ------------
                                                                            106
                                                                   ------------

CAPITAL GOODS 2.3%

       1,000   American Standard Cos., Inc.*                                105
         800   Ingersoll-Rand Co.                                            52
       1,600   Johnson Controls, Inc.                                        88
                                                                   ------------
                                                                            245
                                                                   ------------

CONSUMER DURABLES 1.7%

       3,250   Harley-Davidson, Inc.                                        183
                                                                   ------------
                                                                            183
                                                                   ------------

CONSUMER NON-DURABLES 9.9%

       4,600   Altria Group, Inc.                                           255
       2,110   Anheuser-Busch Cos., Inc.                                    108
       3,000   Avon Products, Inc.                                          252
         800   Coca-Cola Co.                                                 41
       1,850   Colgate Palmolive Co.                                        107
         950   Dean Foods Co.*                                               32
       1,000   PepsiCo, Inc.                                                 55
       1,950   Procter & Gamble Co.                                         206
                                                                   ------------
                                                                          1,056
                                                                   ------------

CONSUMER SERVICES 7.4%

       2,000   Carnival Corp.                                                85
       2,300   Clear Channel Communications, Inc.*                           95
       4,300   Comcast Corp. (Class A)*                                     129
       2,750   Royal Caribbean Cruises Ltd.                                 112
       4,700   Time Warner, Inc.*                                            79
       6,550   Viacom, Inc. (Class B)                                       253
       1,400   Westwood One, Inc.*                                           41
                                                                   ------------
                                                                            794
                                                                   ------------

ENERGY 12.8%

       1,700   Baker Hughes, Inc.                                            62
       5,900   BP PLC ADR                                                   312
       5,500   ConocoPhillips                                               392
       3,760   Exxon Mobil Corp.                                            160
       2,630   Halliburton Co.                                               78
       1,070   Kerr-McGee Corp.                                              52
       2,625   Nabors Industries Ltd.*                                      117
       1,000   Noble Corp.*                                                  37
       1,200   Noble Energy, Inc.                                            55
       2,200   Occidental Petroleum Corp.                                   104
                                                                   ------------
                                                                          1,369
                                                                   ------------

FINANCIAL SERVICES (BANKS) 12.5%

       4,125   Bank of America Corp.                                        332
       7,900   Bank One Corp.                                               390
       9,200   Citigroup, Inc.                                              442
       7,100   MBNA Corp.                                                   173
                                                                   ------------
                                                                          1,337
                                                                   ------------

FINANCIAL SERVICES (OTHER) 13.6%

       5,150   ACE Ltd.                                                     226
       1,450   Aflac, Inc.                                                   61
       1,000   Allstate Corp.                                                46

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)

       6,200   American International Group, Inc.                  $        444
       2,460   Axis Capital Holdings Ltd.                                    67
       4,250   Fannie Mae                                                   292
       1,000   Merrill Lynch & Co., Inc.                                     54
       1,920   Metlife, Inc.                                                 66
       2,700   Morgan Stanley Dean Witter & Co.                             139
       1,150   PMI Group, Inc. (The)                                         50
                                                                   ------------
                                                                          1,445
                                                                   ------------

HEALTH CARE 13.4%

       1,575   Alcon, Inc.                                                  117
       1,900   Anthem, Inc.*                                                168
       1,675   Boston Scientific Corp.*                                      69
       2,000   Caremark Rx, Inc.*                                            68
       3,650   HCA - The Healthcare Co.                                     148
       2,200   Health Management Associates, Inc. (Class A)                  51
         850   Johnson & Johnson                                             46
      10,150   Pfizer, Inc.                                                 363
       2,200   Wellpoint Health Networks, Inc.*                             246
       3,950   Wyeth                                                        150
                                                                   ------------
                                                                          1,426
                                                                   ------------

MULTI-INDUSTRY 1.7%

       6,125   General Electric Co.                                         183
                                                                   ------------
                                                                            183
                                                                   ------------

RAW MATERIALS 1.3%

         855   Air Products & Chemicals, Inc.                                43
       1,450   Alcoa, Inc.                                                   45
       1,150   E. I. du Pont de Nemours and Co.                              49
                                                                   ------------
                                                                            137
                                                                   ------------

RETAIL 2.5%

       5,875   Home Depot, Inc.                                             207
       2,250   TJX Cos., Inc.                                                55
                                                                   ------------
                                                                            262
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 3.9%

         950   Affiliated Computer Services, Inc. (Class A)                  46
       2,470   Applied Materials, Inc.*                                      45
       9,905   Hewlett-Packard Co.                                          195
         650   Northrop Grumman Corp.                                        65
         700   United Technologies Corp.                                     60
                                                                   ------------
                                                                            411
                                                                   ------------

TECHNOLOGY (SOFTWARE) 3.0%

         700   First Data Corp.                                              32
       9,560   Microsoft Corp.                                              248
       2,250   Peoplesoft, Inc.*                                             38
                                                                   ------------
                                                                            318
                                                                   ------------

TRANSPORTATION 3.7%

       4,300   Burlington Northern Santa Fe Corp.                           141
       4,350   Union Pacific Corp.                                          256
                                                                   ------------
                                                                            397
                                                                   ------------

UTILITIES 4.7%

       2,000   Constellation Energy Group, Inc.                              77
       1,300   Entergy Corp.                                                 71
       1,300   Exelon Corp.                                                  87

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                          FREMONT LARGE CAP VALUE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

UTILITIES (CONT.)

       3,250   SBC Communications, Inc.                            $         81
       5,000   Sprint Corp.                                                  90
       2,400   Verizon Communications, Inc.                                  91
                                                                   ------------
                                                                            497
                                                                   ------------

TOTAL COMMON STOCKS (COST $8,488)                                        10,166
                                                                   ------------
SHORT-TERM INVESTMENT 4.5%

$    484,422   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $484)
                 (Cost $484) Collateral:
                 FHLB 5.125%, 03/06/06
                 (Collateral Value $496)                                    484
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (COST $484)                                     484
                                                                   ------------

TOTAL INVESTMENTS (COST $8,972), 99.9%                                   10,650
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                      13
                                                                   ------------

NET ASSETS, 100.0%                                                 $     10,663
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

      The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                         FREMONT LARGE CAP GROWTH FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 97.3%

BUSINESS EQUIPMENT & SERVICES 7.8%

      12,100   Apollo Group, Inc. (Class A)*                       $      1,100
      10,900   eBay, Inc.*                                                  870
                                                                   ------------
                                                                          1,970
                                                                   ------------

CONSUMER DURABLES 3.6%
       8,900   Harley-Davidson, Inc.                                        501
       5,500   Harman International Industries, Inc.                        417
                                                                   ------------
                                                                            918
                                                                   ------------

CONSUMER NON-DURABLES 5.5%

      11,000   Coach, Inc.*                                                 469
       8,700   Procter & Gamble Co.                                         920
                                                                   ------------
                                                                          1,389
                                                                   ------------

CONSUMER SERVICES 3.9%

      26,400   International Game Technology                                996
                                                                   ------------
                                                                            996
                                                                   ------------

FINANCIAL SERVICES (BANKS) 3.4%

      18,900   Wachovia Corp.                                               865
                                                                   ------------
                                                                            865
                                                                   ------------

FINANCIAL SERVICES (OTHER) 14.2%

      12,000   AMBAC Financial Group, Inc.                                  828
      17,800   American Express Co.                                         871
      14,500   Capital One Financial Corp.                                  950
      15,000   Moody's Corp.                                                968
                                                                   ------------
                                                                          3,617
                                                                   ------------

HEALTH CARE 22.9%

      13,300   Amgen, Inc.*                                                 749
       7,400   Genentech, Inc.*                                             909
      15,900   Medtronic, Inc.                                              802
      21,250   Pfizer, Inc.                                                 760
      10,200   Stryker Corp.                                              1,009
      13,900   Teva Pharmaceutical Industries Ltd. ADR                      856
       8,500   Varian Medical Systems, Inc.*                                730
                                                                   ------------
                                                                          5,815
                                                                   ------------

MULTI-INDUSTRY 2.5%

      21,500   General Electric Co.                                         644
                                                                   ------------
                                                                            644
                                                                   ------------

RETAIL 12.6%

      20,800   Bed Bath & Beyond, Inc.*                                     772
      14,800   Lowe's Cos., Inc.                                            771
      27,300   Starbucks Corp.*                                           1,061
      10,500   Wal-Mart Stores, Inc.                                        599
                                                                   ------------
                                                                          3,203
                                                                   ------------

TECHNOLOGY (COMPONENTS) 7.4%

      38,300   Cisco Systems, Inc.*                                         799
      14,700   Marvell Technology Group Ltd*                                569
      28,100   Network Appliance, Inc.*                                     523
                                                                   ------------
                                                                          1,891
                                                                   ------------

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 3.5%

      25,300   Dell, Inc.*                                         $        878
                                                                   ------------
                                                                            878
                                                                   ------------

TECHNOLOGY (SOFTWARE) 7.6%

      30,700   Microsoft Corp.                                              797
      25,400   Symantec Corp.*                                            1,144
                                                                   ------------
                                                                          1,941
                                                                   ------------

UTILITIES 2.4%

      26,000   Nextel Communications, Inc.*                                 620
                                                                   ------------
                                                                            620
                                                                   ------------

TOTAL COMMON STOCKS (COST $20,424)                                       24,747
                                                                   ------------

SHORT-TERM INVESTMENT 1.6%

$    392,373   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $392)
                 (Cost $392) Collateral:
                 FHLB 3.020%, 09/12/07
                 (Collateral Value $404)                                    392
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (COST $392)                                     392
                                                                   ------------

TOTAL INVESTMENTS (COST $20,816), 98.9%                                  25,139
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 1.1%                                     288
                                                                   ------------

NET ASSETS, 100.0%                                                 $     25,427
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                          FREMONT STRUCTURED CORE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.4%

BUSINESS EQUIPMENT & SERVICES 1.6%

       9,100   Automatic Data Processing, Inc.                     $        399
       3,600   Computer Sciences Corp.*                                     147
       4,200   Equifax, Inc.                                                103
       4,200   H&R Block, Inc.                                              189
       3,500   Ryder System, Inc.                                           129
       6,400   Valassis Communications, Inc.*                               198
                                                                   ------------
                                                                          1,165
                                                                   ------------

CAPITAL GOODS 2.9%

       7,300   Black & Decker Corp.                                         422
       5,300   Caterpillar, Inc.                                            412
       4,350   Graco, Inc.                                                  123
       3,900   Harsco Corp.                                                 170
      15,000   Johnson Controls, Inc.                                       823
       2,100   Rockwell Automation, Inc.                                     69
       3,600   Sherwin-Williams Co. (The)                                   137
                                                                   ------------
                                                                          2,156
                                                                   ------------

CONSUMER DURABLES 0.2%

       2,700   Maytag Corp.                                                  75
       1,400   Whirlpool Corp.                                               92
                                                                   ------------
                                                                            167
                                                                   ------------

CONSUMER NON-DURABLES 14.6%

      17,100   Altria Group, Inc.                                           947
       4,800   Avon Products, Inc.                                          403
       6,300   Campbell Soup Co.                                            174
      25,400   Coca-Cola Co. (The)                                        1,285
      18,000   Coca-Cola Enterprises, Inc.                                  486
      29,800   Colgate-Palmolive Co.                                      1,725
       8,800   Energizer Holdings, Inc.*                                    381
       2,300   Fortune Brands, Inc.                                         175
       4,100   Georgia-Pacific Corp.                                        144
      24,500   Gillette Co. (The)                                         1,003
       6,000   Ingram Micro, Inc. (Class A)*                                 72
      11,000   Kellogg Co.                                                  472
      17,100   Kimberly-Clark Corp.                                       1,119
      12,500   Loews Corp. - Carolina Group                                 328
      12,900   Pepsi Bottling Group, Inc.                                   378
       8,600   PepsiAmericas, Inc.                                          172
      22,100   PepsiCo, Inc.                                              1,204
       2,900   Timberland Co. (The) (Class A)*                              182
       1,400   Universal Corp.                                               70
                                                                   ------------
                                                                         10,720
                                                                   ------------

CONSUMER SERVICES 2.8%

      34,700   Caesars Entertainment, Inc.*                                 460
      16,400   Cendant Corp.                                                388
       8,100   Dow Jones & Co., Inc.                                        373
       1,100   Media General, Inc. (Class A)                                 79
       6,300   MGM MIRAGE                                                   289
      13,800   UnitedGlobalCom, Inc. (Class A)*                             103
       1,900   Viacom, Inc. (Class B)                                        73
      14,200   Walt Disney Co. (The)                                        327
                                                                   ------------
                                                                          2,092
                                                                   ------------

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

ENERGY 7.4%

       4,500   Amerada Hess Corp.                                  $        320
       9,900   Anadarko Petroleum Corp.                                     530
       7,800   ChevronTexaco Corp.                                          714
       1,600   EOG Resources, Inc.                                           79
      58,500   Exxon Mobil Corp.                                          2,489
      13,800   Kerr-McGee Corp.                                             675
      12,900   Occidental Petroleum Corp.                                   609
                                                                   ------------
                                                                          5,416
                                                                   ------------

FINANCIAL SERVICES (BANKS) 8.9%

      13,400   Bank of America Corp.                                      1,079
       2,200   Charter One Financial, Inc.                                   73
      37,833   Citigroup, Inc.                                            1,819
       4,500   First Horizon National Corp.                                 198
       3,200   National City Corp.                                          111
      28,100   Wachovia Corp.                                             1,286
      34,700   Wells Fargo & Co.                                          1,959
                                                                   ------------
                                                                          6,525
                                                                   ------------

FINANCIAL SERVICES (OTHER) 13.2%

      23,700   Allstate Corp. (The)                                       1,088
      20,375   American International Group, Inc.                         1,460
       5,300   Capital One Financial Corp.                                  347
       5,700   CIT Group, Inc.                                              196
       2,799   Countrywide Financial Corp.                                  166
       2,400   Doral Financial Group                                         79
       9,500   Fannie Mae                                                   653
       7,800   Goldman Sachs Group, Inc. (The)                              753
      23,200   JP Morgan Chase & Co.                                        872
       3,000   MBIA, Inc.                                                   177
      10,200   Merrill Lynch & Co., Inc.                                    553
       7,200   Moody's Corp.                                                464
       7,000   Morgan Stanley                                               360
      12,700   Principal Financial Group, Inc.                              448
       3,600   Progressive Corp. (The)                                      315
      19,200   SLM Corp.                                                    736
       9,000   St. Paul Travelers Cos., Inc. (The)                          366
      17,100   Washington Mutual, Inc.                                      674
                                                                   ------------
                                                                          9,707
                                                                   ------------

HEALTH CARE 10.6%

      19,500   Abbott Laboratories                                          858
       5,500   Apogent Technologies, Inc.*                                  178
       2,400   Bard, (C.R.), Inc.                                           255
       3,100   Bausch & Lomb, Inc.                                          195
       4,100   Baxter International, Inc.                                   130
      11,400   Becton, Dickinson & Co.                                      576
       7,000   Forest Laboratories, Inc.*                                   451
       2,400   Health Net, Inc.*                                             61
       6,400   Humana, Inc.*                                                104
      10,900   IMS Health, Inc.                                             275
       9,000   Johnson & Johnson                                            486
      25,600   Merck & Co., Inc.                                          1,203
      14,100   Mylan Laboratories, Inc.                                     323
      30,700   Perrigo Co.                                                  662
       1,800   Pharmaceutical Resources, Inc.*                               73
      15,400   UnitedHealth Group, Inc.                                     947
       8,200   Watson Pharmaceuticals, Inc.*                                292

      The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                          FREMONT STRUCTURED CORE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

      18,300   Wyeth                                               $        697
                                                                   ------------
                                                                          7,766
                                                                   ------------

MULTI-INDUSTRY 3.0%

       1,700   FMC Corp.*                                                    73
      70,000   General Electric Co.                                       2,097
                                                                   ------------
                                                                          2,170
                                                                   ------------

RAW MATERIALS 1.9%

       9,400   Alcoa, Inc.                                                  289
       7,000   Masco Corp.                                                  196
       9,800   Minnesota Mining & Manufacturing Co.                         848
       3,100   Timken Co.                                                    68
                                                                   ------------
                                                                          1,401
                                                                   ------------

RETAIL 6.1%

      10,300   Autonation, Inc.*                                            175
       2,600   AutoZone, Inc.*                                              228
       3,300   Best Buy Co., Inc.                                           179
       8,900   Federated Department Stores, Inc.                            436
      11,500   Gap, Inc. (The)                                              253
      26,750   Home Depot, Inc.                                             941
       4,300   J.C. Penney Co., Inc. (Holding Company)                      146
      13,200   Limited Brands                                               272
       6,300   May Department Stores Co. (The)                              194
      13,800   McDonald's Corp.                                             376
       4,000   Rent-A-Center, Inc.*                                         117
       7,800   Saks, Inc.                                                   112
       2,500   Sears, Roebuck and Co.                                       100
       5,000   Target Corp.                                                 217
       8,500   TJX Cos., Inc.                                               209
       6,100   Wal-Mart Stores, Inc.                                        348
       4,900   Yum! Brands, Inc.*                                           190
                                                                   ------------
                                                                          4,493
                                                                   ------------

TECHNOLOGY (COMPONENTS) 5.3%

      11,600   Advanced Micro Devices, Inc.*                                165
       1,800   Analog Devices, Inc.                                          77
      61,500   Cisco Systems, Inc.*                                       1,284
      17,800   EMC Corp.*                                                   199
      58,200   Intel Corp.                                                1,498
      30,900   MEMC Electronic Materials, Inc.*                             246
       1,700   National Semiconductor Corp.*                                 69
       4,600   NCR Corp.*                                                   206
       6,550   Thomas & Betts Corp.                                         157
                                                                   ------------
                                                                          3,901
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 7.9%

      15,800   Applied Materials, Inc.*                                     288
      46,200   Dell, Inc.*                                                1,604
       7,000   General Dynamics Corp.                                       655
      15,100   Hewlett-Packard Co.                                          297
       7,400   International Business Machines Corp.                        652
       6,900   Lexmark International, Inc.*                                 624
      48,900   Motorola, Inc.                                               892
       5,300   Rockwell Collins, Inc.                                       171
      22,550   Texas Instruments, Inc.                                      566
       7,900   Western Digital Corp.*                                        64
                                                                   ------------
                                                                          5,813
                                                                   ------------

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

SHELTER 0.2%

         400   NVR, Inc.*                                          $        180
                                                                   ------------
                                                                            180
                                                                   ------------

TECHNOLOGY (SOFTWARE) 8.1%

      12,675   Activision, Inc.*                                            191
      10,400   Adobe Systems, Inc.                                          430
       9,600   Autodesk, Inc.                                               322
       4,000   Citrix Systems, Inc.*                                         76
       4,800   Intuit, Inc.*                                                204
     103,700   Microsoft Corp.                                            2,693
     179,900   Oracle Corp.*                                              2,018
                                                                   ------------
                                                                          5,934
                                                                   ------------

TRANSPORTATION 0.8%

       3,800   Alaska Air Group, Inc.*                                       84
       8,800   Burlington Northern Santa Fe Corp.                           288
       3,400   United Parcel Service, Inc. (Class B)                        239
                                                                   ------------
                                                                            611
                                                                   ------------

UTILITIES 2.9%

      17,000   AT&T Corp.                                                   292
       6,900   Edison International                                         161
       1,100   Exelon Corp.                                                  74
      14,900   PanAmSat Corp.*                                              344
      33,000   Verizon Communications, Inc.                               1,245
                                                                   ------------
                                                                          2,116
                                                                   ------------

TOTAL COMMON STOCKS (COST $61,919)                                       72,333
                                                                   ------------

SHORT-TERM INVESTMENTS 1.5%

$  1,000,000   CBA (Delaware) Finance, Inc., CP,
                 1.030%(a), 05/03/04                                      1,000
      79,423   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $79)
                 (Cost $79) Collateral:
                 FHLB, 2.375%, 02/15/06
                 (Collateral Value $85)                                      79
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,079)                                1,079
                                                                   ------------

TOTAL INVESTMENTS (COST $62,998), 99.9%                                  73,412
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                      68
                                                                   ------------
NET ASSETS, 100.0%                                                 $     73,480
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 95.5%

BUSINESS EQUIPMENT & SERVICES 26.0%

       7,700   ACE Cash Express, Inc.*                             $        235
      10,800   Advisory Board Co. (The)*                                    374
      51,800   Alliance Data Systems Corp.*                               1,801
      14,900   Arbitron, Inc.*                                              555
       8,400   Central European Distribution Corp.*                         258
       9,200   Certegy, Inc.                                                329
      20,600   Corporate Executive Board Co.                              1,064
      77,900   Dobson Communications Corp. (Class A)*                       279
       9,200   Entercom Communications Corp.*                               420
      21,300   Getty Images, Inc.*                                        1,163
      13,500   Intrado, Inc.*                                               232
      46,500   LCC International, Inc.*                                     251
      34,515   Lodgenet Entertainment Corp.*                                697
      19,600   Macrovision Corp.*                                           330
      12,400   Magellan Health Services, Inc.*                              398
      12,800   ManTech International Corp. (Class A)*                       321
      17,400   Marvel Enterprises, Inc.*                                    330
      14,400   Mettler-Toledo International, Inc.*                          645
      14,900   Mobile Mini, Inc.*                                           287
      12,500   MTC Technologies, Inc.*                                      328
       5,916   Nexstar Broadcasting Group, Inc. (Class A)*                   73
      28,700   Orbital Sciences Corp.*                                      370
      33,500   PTEK Holdings, Inc.*                                         341
      28,600   Radio One, Inc.*                                             542
      26,800   Rewards Network, Inc.*                                       263
      33,100   SCP Pool Corp.*                                            1,331
      12,500   Stericycle, Inc.*                                            598
      24,400   Tetra Tech, Inc.*                                            405
                                                                   ------------
                                                                         14,220
                                                                   ------------

CONSUMER NON-DURABLES 2.8%

      11,000   American Italian Pasta Co. (Class A)                         341
       8,600   John B. Sanfilippo & Son*                                    270
      11,500   NBTY, Inc.*                                                  427
      20,000   United Natural Foods, Inc.*                                  501
                                                                   ------------
                                                                          1,539
                                                                   ------------

CONSUMER SERVICES 8.2%

      21,300   Alliance Gaming Corp.*                                       532
      42,400   AMC Entertainment, Inc.*                                     676
       7,900   Carmike Cinemas, Inc.*                                       298
      10,800   Corinthian Colleges, Inc.*                                   331
      43,500   Education Management Corp.*                                1,543
       7,900   Kerzner International Ltd.*                                  338
      17,100   Monro Muffler, Inc.*                                         406
       9,500   Resources Connection, Inc.*                                  383
                                                                   ------------
                                                                          4,507
                                                                   ------------

CONSUMER DURABLES 0.7%

       9,900   Central Garden & Pet Co.*                                    381
                                                                   ------------
                                                                            381
                                                                   ------------

ENERGY 3.6%

      14,800   Denbury Resources, Inc.*                                     270
      11,200   Evergreen Resources, Inc.*                                   449
       9,600   Hydril Co.*                                                  244
      14,100   Patina Oil & Gas Corp.                                       392

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

ENERGY (CONT.)

       8,800   Patterson-UTI Energy, Inc.                          $        319
       6,700   Tom Brown, Inc.*                                             321
                                                                   ------------
                                                                          1,995
                                                                   ------------

FINANCIAL SERVICES (BANKS) 5.8%

      11,500   Boston Private Financial Holdings, Inc.                      268
      22,587   CVB Financial Corp.                                          464
      22,300   Investors Financial Services Corp.                           867
       6,600   PrivateBancorp, Inc.                                         365
      18,000   Texas Capital Bancshares, Inc.*                              270
      13,500   UCBH Holdings, Inc.                                          500
       9,800   Wintrust Financial Corp.                                     465
                                                                   ------------
                                                                          3,199
                                                                   ------------

FINANCIAL SERVICES (OTHER) 4.1%

      13,100   Argonaut Group, Inc.                                         242
       5,900   Assured Guaranty Ltd.*                                       104
       5,600   FactSet Research Systems, Inc.                               223
       5,400   Investment Technology Group, Inc.*                            77
       9,200   Jefferies Group, Inc.                                        314
       3,400   Markel Corp.*                                                996
       5,600   Piper Jaffray Companies, Inc.*                               271
                                                                   ------------
                                                                          2,227
                                                                   ------------

HEALTH CARE 17.6%

      16,100   American Dental Partners, Inc.*                              256
      13,000   Atrix Laboratories, Inc.*                                    392
       8,080   Bio-Rad Laboratories, Inc. (Class A)*                        474
       9,400   Bradley Pharmaceuticals, Inc.*                               246
      39,500   DaVita, Inc.*                                              2,018
       4,600   ID Biomedical Corp.*                                          43
      28,500   Ligand Pharmaceuticals, Inc. (Class B)*                      610
      13,000   Molina Healthcare, Inc.*                                     464
       5,500   Omnicare, Inc.                                               228
       7,200   Orthofix International NV*                                   324
      10,300   Pediatrix Medical Group, Inc.*                               736
       9,900   Pharmaceutical Resources, Inc.*                              399
      10,200   Photon Dynamics, Inc.*                                       316
      17,875   Protein Design Labs, Inc.*                                   438
      39,300   Province Healthcare Co.*                                     628
      17,900   Respironics, Inc.*                                           938
      10,100   SuperGen, Inc.*                                               83
      20,500   VCA Antech, Inc.*                                            838
      55,000   Xoma Corp.*                                                  236
                                                                   ------------
                                                                          9,667
                                                                   ------------

RETAIL 2.3%

      12,000   Advance Auto Parts, Inc.*                                    518
      24,850   Rent-A-Center, Inc.*                                         727
                                                                   ------------
                                                                          1,245
                                                                   ------------

TECHNOLOGY (COMPONENTS) 1.2%

      30,100   Semtech Corp.*                                               633
       2,300   Sirf Technology Holdings, Inc.*                               37
                                                                   ------------
                                                                            670
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 10.0%

      16,000   Advanced Energy Industries, Inc.*                            212
      18,300   Aeroflex, Inc.*                                              230

      The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (CONT.)

       7,400   Cymer, Inc.*                                        $        237
       9,100   Ditech Communications Corp.*                                 131
      19,300   Emulex Corp.*                                                322
       8,300   Gentex Corp.                                                 326
      20,300   Integrated Circuit Systems, Inc.*                            481
      21,600   Intevac, Inc.*                                               217
      27,300   Photronics, Inc.*                                            407
       7,700   Plantronics, Inc.*                                           292
      38,400   Remec, Inc.*                                                 242
      14,700   SafeNet, Inc.*                                               316
      23,300   Skyworks Solutions, Inc.*                                    199
      12,000   Spectrasite, Inc.*                                           448
      11,700   Standard Microsystems Corp.*                                 279
      14,600   Supertex, Inc.*                                              222
      24,700   West Corp.*                                                  603
      17,300   Zoran Corp.*                                                 286
                                                                   ------------
                                                                          5,450
                                                                   ------------

TECHNOLOGY (SOFTWARE) 11.0%

       9,600   Altris, Inc.*                                                243
      24,100   Aspen Technology, Inc.*                                      157
      12,400   BISYS Group, Inc. (The)*                                     180
      63,000   Citadel Security Software, Inc.*                             270
      16,800   Embarcadero Technologies, Inc.*                              217
      11,900   Epicor Software Corp.*                                       152
      18,200   Global Payments, Inc.                                        873
      29,100   Henry Jack & Associates, Inc.                                529
      19,800   IMPAC Medical Systems, Inc.*                                 483
      55,020   Informatica Corp.*                                           398
      32,000   Lawson Software, Inc.*                                       227
      10,900   Macromedia, Inc.*                                            225
      19,100   National Instruments Corp.                                   584
      12,300   NDCHealth Corp.                                              281
      27,000   PDF Solutions, Inc.*                                         267
       5,600   Ritchie Bros. Auctioneers Inc.                               329
      33,100   Serena Software, Inc.*                                       588
       3,700   Ultimate Software Group, Inc.*                                39
                                                                   ------------
                                                                          6,042
                                                                   ------------

TRANSPORTATION 1.8%

       6,400   Central Freight Lines, Inc.*                                  83
      22,200   Pacer International, Inc.*                                   417
      10,219   PAM Transportation Services, Inc.*                           180
       6,500   UTI Worldwide, Inc.                                          298
                                                                   ------------
                                                                            978
                                                                   ------------

UTILITIES 0.4%

      43,600   Primus Telecommunications Group, Inc.*                       243
                                                                   ------------
                                                                            243
                                                                   ------------

TOTAL COMMON STOCKS (COST $41,971)                                       52,363
                                                                   ------------

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 6.3%

         420   Fremont Money Market Fund(b)                        $          1
$  3,438,132   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $3,438)
                 (Cost $3,438) Collateral:
                 USTB, 6.250%, 08/15/23
                 (Collateral Value $3,511)                                3,438
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,439)                                3,439
                                                                   ------------

TOTAL INVESTMENTS (COST $45,410), 101.8%                                 55,802
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.8)%                                (1,002)
                                                                   ------------
NET ASSETS, 100.0%                                                 $     54,800
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 86.7%

BUSINESS EQUIPMENT & SERVICES 15.2%

     409,500   Administaff, Inc.*                                  $      7,166
   1,698,600   Alloy, Inc.*                                               8,136
      67,900   Bright Horizons Family Solutions, Inc.*                    3,013
     353,400   Calgon Carbon Corp.                                        2,124
     934,800   Centra Software, Inc.*                                     2,318
   1,197,700   Clean Harbors, Inc.(b)*                                   10,288
     280,600   CoStar Group, Inc.*                                       11,064
     218,000   Equinix, Inc.*                                             6,407
     517,900   Harris Interactive, Inc.*                                  3,775
     195,400   Infocrossing, Inc.*                                        2,814
     318,300   Kroll, Inc.*                                               9,434
     683,800   Lionbridge Technologies, Inc.*                             6,168
     282,100   ManTech International Corp. (Class A)*                     7,081
     380,400   Pemstar, Inc.*                                             1,240
      82,400   Remedytemp, Inc. (Class A)*                                1,054
     219,000   Young Broadcasting, Inc. (Class A)*                        3,868
                                                                   ------------
                                                                         85,950
                                                                   ------------

CAPITAL GOODS 4.6%

     462,000   AAON, Inc.*                                                9,212
     421,300   BHA Group Holdings, Inc. (Class A)(b)                     13,452
     390,800   IMPCO Technologies, Inc.*                                  2,228
     330,450   Northern Technologies International Corp.(b)               1,487
                                                                   ------------
                                                                         26,379
                                                                   ------------

CONSUMER NON-DURABLES 1.5%

     388,600   Gymboree Corp.*                                            6,859
     277,800   Hartmarx Corp.*                                            1,620
                                                                   ------------
                                                                          8,479
                                                                   ------------

CONSUMER SERVICES 3.6%

     284,300   Action Performance Cos., Inc.                              4,458
     275,250   Monro Muffler, Inc.*                                       6,543
     653,700   MTR Gaming Group, Inc.*                                    5,654
     250,200   Nevada Gold & Casinos, Inc.*                               3,966
                                                                   ------------
                                                                         20,621
                                                                   ------------

CONSUMER DURABLES 1.1%

     377,200   Nautilus Group, Inc. (The)                                 6,065
                                                                   ------------
                                                                          6,065
                                                                   ------------

HEALTH CARE 21.7%

     293,300   Advanced Neuromodulation Systems, Inc.*                    7,992
     679,000   ArthroCare Corp.*                                         15,963
     169,500   Atherogenics, Inc.*                                        4,004
     313,700   Conceptus, Inc.*                                           3,608
   1,033,300   Eclipsys Corp.*                                           14,580
     381,700   Encore Medical Corp.*                                      2,996
     822,100   Harvard Bioscience, Inc.*                                  7,210
     216,700   ICON PLC ADR*                                              8,646
     472,700   Intuitive Surgical, Inc.*                                  7,634
   1,634,220   NeoPharm, Inc.(b)*                                        33,420
     262,100   OraSure Technologies, Inc.*                                2,204
     448,400   Quidel Corp.*                                              3,049
     981,400   Regeneration Technologies, Inc.*                           9,323
     194,900   Vital Images, Inc.*                                        2,163
                                                                   ------------
                                                                        122,792
                                                                   ------------

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

RETAIL 7.0%

     184,200   California Pizza Kitchen, Inc.*                     $      3,870
     197,900   Electronics Boutique Holdings Corp.*                       5,353
      34,700   Gander Mountain Co.*                                         779
     157,800   Goody's Family Clothing, Inc.                              1,971
     257,200   J. Jill Group, Inc. (The)*                                 5,447
     187,900   Stage Stores, Inc.*                                        7,377
     616,500   Too, Inc.*                                                10,813
     538,200   Tweeter Home Entertainment Group, Inc.*                    3,859
                                                                   ------------
                                                                         39,469
                                                                   ------------

TECHNOLOGY (COMPONENTS) 10.0%

      47,700   Actel Corp.*                                                 950
   1,113,400   Anaren, Inc.(b)*                                          16,423
   1,240,400   Exfo Electro-Optical Engineering, Inc.(b)*                 5,359
     857,400   hi/fn, inc.(b)*                                            7,477
   1,142,868   Identix, Inc.*                                             7,269
     838,800   Trident Microsystems, Inc.*                               11,634
     507,700   Woodhead Industries, Inc.                                  7,489
                                                                   ------------
                                                                         56,601
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 16.4%

     384,600   Alvarion Ltd.*                                             4,104
     106,400   Applied Signal Technology, Inc.                            2,877
     546,200   ATMI, Inc.*                                               12,060
   2,037,200   Ceragon Networks Ltd.(b)*                                 12,142
     415,600   COMARCO, Inc.(b)*                                          3,167
   1,188,400   Computer Access Technology Corp.(b)*                       5,562
     401,700   FormFactor, Inc.*                                          7,066
     953,100   Intevac, Inc.*                                             9,579
   1,093,800   NetScout Systems, Inc.*                                    7,579
     356,900   Rimage Corp.*                                              5,357
     876,900   RIT Technologies Ltd.(b)*                                  1,298
   1,018,100   Sunrise Telecom, Inc.                                      3,257
     794,300   Tut Systems, Inc.*                                         2,303
   1,562,600   TVI Corp.(b)*                                              6,563
     752,600   X-Rite, Inc.                                              10,145
                                                                   ------------
                                                                         93,059
                                                                   ------------

TECHNOLOGY (SOFTWARE) 5.6%

     280,800   Opnet Technologies, Inc.*                                  4,094
     770,000   PDF Solutions, Inc.*                                       7,623
     780,900   Pervasive Software, Inc.*                                  4,685
     760,600   Tier Technologies, Inc. (Class B)*                         7,819
     247,500   Websense, Inc.*                                            7,301
                                                                   ------------
                                                                         31,522
                                                                   ------------
TOTAL COMMON STOCKS (COST $422,574)                                     490,937
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 14.7%

  62,782,505   Fremont Money Market Fund(b)                        $     62,782
$ 20,578,528   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $20,579)
                 (Cost $20,579) Collateral:
                 USTN, 1.875%, 12/31/05
                 (Collateral Value $20,994)                              20,579

TOTAL SHORT-TERM INVESTMENTS (COST $83,361)                              83,361
                                                                   ------------

TOTAL INVESTMENTS (COST $505,935), 101.4%                               574,298
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.4)%                                (8,100)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    566,198
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                      FREMONT REAL ESTATE SECURITIES FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares       Security Description                                   (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.5%

REITs (APARTMENT) 16.3%

      19,590   AvalonBay Communities, Inc.                         $        972
      13,500   BRE Properties, Inc. (Class A)                               428
      12,559   Camden Property Trust                                        532
      39,000   Equity Residential                                         1,071
       4,290   Essex Property Trust, Inc.                                   262
      12,700   Post Properties, Inc.                                        342
      21,110   United Dominion Realty Trust, Inc.                           379
                                                                   ------------
                                                                          3,986
                                                                   ------------

REITs (DIVERSIFIED) 5.6%

      21,800   One Liberty Properties, Inc.                                 401
      18,980   Vornado Realty Trust                                         958
                                                                   ------------
                                                                          1,359
                                                                   ------------

REITs (HEALTH CARE) 4.5%

      22,500   Health Care Property Investors, Inc.                         538
      25,700   Ventas, Inc.                                                 568
                                                                   ------------
                                                                          1,106
                                                                   ------------

REITs (HOTEL) 4.3%
      29,400   Hersha Hospitality Trust                                     280
      24,000   Highland Hospitality Corp.*                                  255
      42,300   Host Marriot Corp.*                                          503
                                                                   ------------
                                                                          1,038
                                                                   ------------

REITs (INDUSTRIAL) 8.5%

      18,310   Catellus Development Corp.                                   395
       2,800   First Potomac Realty Trust                                    52
      21,500   Keystone Property Trust                                      437
      40,800   Prologis                                                   1,200
                                                                   ------------
                                                                          2,084
                                                                   ------------

REITs (MALL) 13.7%

      24,700   General Growth Properties, Inc.                              670
      22,530   Macerich Co. (The)                                           943
      10,500   Mills Corp. (The)                                            426
       9,700   Pennsylvania Real Estate Investment Trust                    314
      20,400   Simon Property Group, Inc.                                   984
                                                                   ------------
                                                                          3,337
                                                                   ------------

REITs (OFFICE) 22.4%

       8,500   Alexandria Real Estate Equities, Inc.                        483
      17,440   Arden Realty, Inc.                                           492
      12,860   Boston Properties, Inc.                                      604
      16,610   Brandywine Realty Trust                                      421
       9,200   CarrAmerica Realty Corp.                                     262
      38,000   Equity Office Properties Trust                               956
      20,500   Highwoods Properties, Inc.                                   462
      30,400   Reckson Associates Realty Corp.                              723
      13,850   SL Green Realty Corp.                                        565
      35,100   Trizec Properties, Inc.                                      503
                                                                   ------------
                                                                          5,471
                                                                   ------------

REITs (SELF STORAGE) 2.3%
      13,200   Public Storage, Inc.                                         552
                                                                   ------------
                                                                            552
                                                                   ------------

    Shares/                                                         Value (000s)
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

REITs (SHOPPING CENTER) 13.6%

      13,300   Chelsea Property Group, Inc.                        $        678
      23,700   Developers Diversified Realty Corp.                          776
      12,200   Federal Realty Investment Trust                              452
      20,900   Kimco Realty Corp.                                           893
      18,300   Weingarten Realty Investors                                  529
                                                                   ------------
                                                                          3,328
                                                                   ------------

REITs (SPECIALTY) 0.5%

       3,800   Entertainment Properties Trust                               127
                                                                   ------------
                                                                            127
                                                                   ------------

REOCs (HOTEL) 6.8%

      28,100   Hilton Hotels Corp.                                          491
      29,200   Starwood Hotels & Resorts Worldwide, Inc.                  1,162
                                                                   ------------
                                                                          1,653
                                                                   ------------

TOTAL COMMON STOCKS (COST $25,448)                                       24,041
                                                                   ------------

SHORT-TERM INVESTMENT 1.5%

$    365,080   Repurchase Agreement, State
                 Street Bank, 0.400%, 05/03/04
                 (Maturity Value $365)
                 (Cost $365) Collateral:
                 FHLB, 1.950%, 04/02/18
                 (Collateral Value $373)                                    365
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (COST $365)                                     365
                                                                   ------------

TOTAL INVESTMENTS (COST $25,813), 100.0%                                 24,406
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (0.0)%                                   (10)
                                                                   ------------

NET ASSETS, 100.0%                                                 $     24,396
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

      The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
BONDS 44.6%

COLLATERALIZED MORTGAGE OBLIGATIONS 8.0%

$  2,198,462   Amortizing Residential Collateral Trust 2002-BC4 A FRN(c) .........    2.129%          07/25/32      $      2,203
     183,125   Bear Stearns Adjustable Rate Mortgage Trust 2002-2 A1 FRN(c) ......    4.322%          11/25/30               182
     297,741   Bear Stearns Asset Backed Securities, Inc. 2001-A AIII FRN(c) .....    1.630%          02/15/31               298
   2,610,255   CDC Mortgage Capital Trust 2002-HE2 A FRN(c) ......................    2.100%          01/25/33             2,615
      22,671   Cendant Mortgage Corp. 1999-A A2 FRN**(c) .........................    1.970%          08/25/30                23
     280,173   Countrywide Asset-Backed Certificates 2000-2 AV1 FRN(c) ...........    1.550%          06/25/31               281
   4,551,167   EMC Mortgage Loan Trust 2001-A A FRN**(c) .........................    3.950%          05/25/40             4,569
     117,972   FHLMC 1018 O ......................................................    7.000%          11/15/20               118
   1,943,279   FHLMC 2247 Z ......................................................    7.500%          08/15/30             2,013
     265,901   FHLMC 2248 FB FRN(c) ..............................................    1.810%          09/15/30               267
  14,111,190   FHLMC 2351 AZ .....................................................    6.500%          08/15/31            14,598
     137,030   FHLMC 2504 L ......................................................    5.500%          03/15/15               139
     345,795   FHLMC 2535 DT .....................................................    5.000%          09/15/16               355
     295,906   First Nationwide Trust 2001-4 3A5 FRN(c) ..........................    1.920%          09/25/31               297
     100,000   FNMA 1993-11 J ....................................................    7.500%          02/25/08               109
  12,585,699   FNMA 2003-25 KP ...................................................    5.000%          04/25/33            12,886
   3,047,505   FNMA G93-21 Z .....................................................    7.200%          05/25/23             3,283
   4,215,991   GNMA 1998-15 C ....................................................    6.500%          06/20/28             4,380
   6,571,926   GNMA 2001-16Z .....................................................    6.750%          10/16/40             6,642
     800,000   GS Mortgage Securities Corp. II 2001-1285 A2** ....................    6.526%          08/15/18               881
     374,451   Nationslink Funding Corp. 1999-SL A4 ..............................    6.654%          11/10/30               392
     272,999   PNC Mortgage Securities Corp. 1999-4 1A8 ..........................    6.200%          06/25/29               275
   1,741,201   Prime Mortgage Trust 2004-CL1 1A2(c) ..............................    1.520%          02/25/34             1,741
     407,875   Prime Mortgage Trust 2004-CL1 2A2(c) ..............................    1.520%          02/25/19               409
     132,279   Prudential Home Mortgage Securities 1993-20 A11 ...................    7.000%          06/25/08               132
   4,319,131   Structured Asset Mortgage Investments, Inc. 2002-AR3 A1 FRN(c) ....    2.140%          09/19/32             4,330
      39,280   Structured Asset Securities Corp. 2001-1 3A .......................    7.000%          02/25/16                39
     652,906   Structured Asset Securities Corp. 2001-21A 1A1 FRN(c) .............    6.250%          01/25/32               669
   1,726,608   Structured Asset Securities Corp. 2002-13 3A1 FRN(c) ..............    1.569%          06/25/17             1,730
     528,499   Structured Asset Securities Corp. 2002-HF1 A FRN(c) ...............    2.130%          01/25/33               529
     619,267   United Mortgage Securities Corp. 1993-1 AA ........................    4.707%          09/25/33               622
     106,087   Washington Mutual 2001-1 A ........................................    4.171%          01/25/41               104
                                                                                                                    ------------
                                                                                                                          67,111
                                                                                                                    ------------

FOREIGN CORPORATE BONDS 0.6%

     350,000   Deutsche Telekom International Finance BV .........................    7.750%          06/15/05               373
(euro)
   1,800,000   Lloyds TSB Capital 1 ..............................................    7.375%          02/07/49             2,536
$  1,000,000   Royal Bank of Scotland ............................................    9.118%          03/31/49             1,228
   1,200,000   UFJ Finance Aruba AEC .............................................    6.750%          07/15/13             1,269
                                                                                                                    ------------
                                                                                                                           5,406
                                                                                                                    ------------
FOREIGN GOVERNMENT BONDS 3.4%

(euro)
   3,000,000   Deutche Bundesrepublik ............................................    5.250%          07/04/10             3,903
   1,300,000   Deutche Bundesrepublik ............................................    5.250%          01/04/11             1,692
$     35,184   Republic of Brazil ................................................    8.000%          04/15/14                33
   5,090,000   Republic of Brazil ................................................   11.000%          01/11/12             5,192
     500,000   Republic of Brazil ................................................   12.250%          03/06/30               510
     440,014   Republic of Brazil FRN(c) .........................................    2.063%          04/15/06               398
     780,000   Republic of Brazil FRN(c) .........................................    2.125%          04/15/09               751
      64,707   Republic of Brazil FRN(c) .........................................    2.125%          04/15/09                58
     600,000   Republic of Panama ................................................    8.250%          04/22/08               660
     200,000   Republic of Panama ................................................    8.875%          09/30/27               203
   1,900,000   Republic of Peru ..................................................    9.875%          02/06/15             2,052
   6,800,000   Republic of Peru 144A** ...........................................    9.125%          02/21/12             7,174
   1,860,000   United Mexican States .............................................    6.375%          01/16/13             1,888
   1,000,000   United Mexican States .............................................    7.500%          01/14/12             1,093
   1,000,000   United Mexican States .............................................    8.000%          09/24/22             1,058

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                               FREMONT BOND FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (CONT.)

$    600,000   United Mexican States .............................................    8.375%          01/14/11      $        692
     200,000   United Mexican States .............................................    9.875%          02/01/10               246
     300,000   United Mexican States .............................................   11.375%          09/15/16               422
                                                                                                                    ------------
                                                                                                                          28,025
                                                                                                                    ------------

MORTGAGE BACKED OBLIGATIONS 14.0%

   3,026,667   Bear Stearns ARM Trust ............................................    5.219%          04/25/33             3,062
     269,188   Bear Stearns ARM Trust ............................................    5.373%          10/25/32               273
     565,677   Bear Stearns ARM Trust ............................................    5.658%          02/25/33               569
      85,647   Bear Stearns ARM Trust ............................................    6.164%          08/25/32                86
   1,040,997   CS First Boston Mortgage Securities Corp ..........................    5.761%          10/25/32             1,065
   4,494,066   CS First Boston Mortgage Securities Corp. 144A** ..................    2.361%          08/25/33             4,506
      16,043   FH ARM(c) .........................................................    7.834%          07/01/30                16
   1,992,576   FHLMC .............................................................    5.000%          10/01/18             2,009
   2,126,399   FHLMC .............................................................    5.000%          11/01/18             2,144
     948,606   FHLMC .............................................................    6.000%     02/01/16 - 09/01/16         991
   2,363,776   FHLMC .............................................................    6.500%     01/01/26 - 08/01/32       2,463
  10,266,072   FNMA ..............................................................    5.000%     12/01/17 - 11/01/18      10,340
  24,185,924   FNMA ..............................................................    5.500%     11/01/16 - 05/01/18      24,850
  10,060,878   FNMA ..............................................................    6.000%     01/01/16 - 11/01/33      10,501
   4,597,004   FNMA ARM(c) .......................................................    4.199%          05/01/36             4,663
   2,674,898   FNMA ARM(c) .......................................................    4.300%          05/01/36             2,722
      36,853   FNMA ARM(c) .......................................................    4.418%          11/01/23                38
   4,000,000   FNMA TBA ..........................................................    5.000%          05/13/04             3,876
  37,300,000   FNMA TBA ..........................................................    5.500%          05/13/04            37,218
   1,373,420   FNMA Whole Loan ...................................................    6.500%          12/25/42             1,434
     142,492   GNMA II ARM(c) ....................................................    4.375%          03/20/24               143
   1,219,081   GNMA II ARM(c) ....................................................    5.000%          11/20/29             1,229
      27,265   GNMA II ARM(c) ....................................................    5.375%          04/20/21                28
     107,634   GNMA II ARM(c) ....................................................    5.625%          11/20/24               110
      61,461   GNMA II ARM(c) ....................................................    5.625%          10/20/25                63
      86,478   GNMA II ARM(c) ....................................................    5.625%          11/20/26                88
     346,241   GNMA II ARM(c) ....................................................    5.625%          10/20/27               353
     114,751   GNMA II ARM(c) ....................................................    5.750%          08/20/25               118
   1,499,854   Washington Mutual MSC Mortgage Pass-Through CTFS FRN(c) ...........    5.385%          02/25/31             1,518
     305,622   Wells Fargo Mortgage Backed Securities Trust FRN(c) ...............    5.142%          09/25/32               308
                                                                                                                    ------------
                                                                                                                         116,784
                                                                                                                    ------------

MUNICIPAL BONDS 4.6%

   2,600,000   Badger TOB Asset Securitization Corp ..............................    6.000%          06/01/17             2,428
   1,000,000   Energy Northwest WA ...............................................    5.500%          07/01/13             1,105
     700,000   Energy Northwest WA ...............................................    5.500%          07/01/14               772
   4,000,000   Honolulu City & County HI .........................................    5.000%          07/01/11             4,353
     600,000   Illinois Student Assistance Commission(f) .........................    1.100%          09/01/29               600
   4,510,000   King County WA Sewer Revenue Series A .............................    5.000%          01/01/35             4,433
   3,700,000   Las Vegas Valley NV Water District ................................    5.000%          06/01/27             3,695
   1,400,000   Missouri Higher Education Loan Authority(f) .......................    1.150%          02/15/28             1,400
   1,500,000   New Hampshire Higher Education Loan Corp(f) .......................    1.220%          12/01/36             1,500
   1,500,000   New York City Municipal Water Finance Authority ...................    5.000%          06/15/34             1,484
   5,100,000   New York City Transitional Finance Authority ......................    5.000%          02/01/33             5,046
   1,050,000   New York State Environmental Facilities Corp ......................    8.414%          06/15/23             1,124
     500,000   Orange County Sanitation District .................................    5.000%          02/01/33               494
     500,000   State of Illinois .................................................    5.000%          03/01/34               498
     900,000   State of Wisconsin ................................................    5.000%          05/01/10               982
   2,200,000   Tobacco Settlement Financing Corp. NJ .............................    4.375%          06/01/19             2,156
     950,000   Tobacco Settlement Financing Corp. NJ .............................    6.125%          06/01/24               906
   5,350,000   Tobacco Settlement Financing Corp. NJ .............................    6.750%          06/01/39             5,063
     800,000   University of Texas ...............................................    5.000%          08/15/33               794
                                                                                                                    ------------
                                                                                                                          38,833
                                                                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

 Contracts/
    Shares/                                                                         Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS 3.3%

$  2,500,000   CIT Group, Inc ....................................................    5.625%          05/17/04      $      2,504
   1,600,000   CIT Group, Inc. MTN FRN(c) ........................................    2.660%          07/30/04             1,605
     100,000   El Paso Corp ......................................................    7.875%          06/15/12                89
     700,000   General Motors Acceptance Corp. MTN FRN(c) ........................    1.699%          07/30/04               700
   6,700,000   General Motors Acceptance Corp. MTN FRN(c) ........................    4.450%          05/04/04             6,700
(euro)
   1,900,000   KBC Bank Funding Trust II .........................................    6.875%          06/30/49             2,542
$  1,800,000   Pemex Project Funding Master Trust ................................    8.000%          11/15/11             1,991
     600,000   Pemex Project Funding Master Trust ................................    8.625%          02/01/22               645
   3,413,000   Qwest Capital Funding .............................................    7.250%          02/15/11             2,799
   1,500,000   Sonat, Inc ........................................................    7.625%          07/15/11             1,305
   6,145,000   Tennessee Gas Pipeline Co .........................................    7.000%          10/15/28             5,592
     125,000   Time Warner, Inc ..................................................    7.975%          08/15/04               127
     400,000   Washington Mutual Bank FRN(c) .....................................    3.860%          05/17/04               400
     200,000   Washington Mutual Bank FRN(c) .....................................    3.909%          05/14/04               200
     100,000   Williams Cos., Inc ................................................    7.625%          07/15/19                98
                                                                                                                    ------------
                                                                                                                          27,297
                                                                                                                    ------------

U.S. GOVERNMENT & AGENCIES 10.7%

   4,993,896   Small Business Administration .....................................    6.344%          08/01/11             5,267
     228,319   Small Business Administration .....................................    7.449%          08/01/10               250
     196,180   Small Business Administration Participation Certificates 2003-20I 1    5.130%          09/01/23               196
         475   U.S. Treasury Inflation Indexed Bond(e) ...........................    2.000%          01/15/14                --
   1,038,865   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.000%          07/15/12             1,123
   2,586,078   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.375%          01/15/07             2,789
   1,258,620   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.375%          01/15/12             1,397
  13,161,738   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.500%          01/15/11            14,666
  11,066,784   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.625%          01/15/08            12,180
  38,667,180   U.S. Treasury Inflation Indexed Bond(e) ...........................    3.875%          01/15/09            43,375
   5,450,000   U.S. Treasury Note ................................................    5.000%          08/15/11             5,732
   2,000,000   U.S. Treasury Note ................................................    6.250%          08/15/23             2,223
                                                                                                                    ------------
                                                                                                                          89,198
                                                                                                                    ------------

TOTAL BONDS (COST $367,021)                                                                                              372,654
                                                                                                                    ------------

PREFERRED STOCKS 0.8%

BUSINESS EQUIPMENT & SERVICES 0.1%

       5,717   CSC Holdings, Inc. ............................................................................               599
                                                                                                                    ------------
                                                                                                                             599
                                                                                                                    ------------
FINANCIAL SERVICES (BANKS) 0.7%

         573   DG Funding Trust**(c)(f) ......................................................................             6,160
                                                                                                                    ------------
                                                                                                                           6,160
                                                                                                                    ------------

TOTAL PREFERRED STOCKS (COST $6,638)                                                                                       6,759
                                                                                                                    ------------

RIGHTS 0.1%

$ 17,800,000   United Mexican States Value Recovery Right, Series B, Exp. June 2004 ..........................                80
  17,800,000   United Mexican States Value Recovery Right, Series C, Exp. June 2005 ..........................               311
  11,200,000   United Mexican States Value Recovery Right, Series D, Exp. June 2006 ..........................               140
  11,200,000   United Mexican States Value Recovery Right, Series E, Exp. June 2007 ..........................                84
                                                                                                                    ------------
TOTAL RIGHTS (COST $274)                                                                                                     615
                                                                                                                    ------------

PUT OPTION 0.0%

          95   Eurodollar Futures, Strike @ 95.00, Exp. 04/09/13(f) ..........................................                 1
                                                                                                                    ------------
TOTAL PUT OPTION (COST $1)                                                                                                     1
                                                                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                               FREMONT BOND FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

    Shares/                                                                         Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FUNDS 1.1%

      55,000   Managed Municipal Portfolio Income ............................................................      $        583
      44,000   MuniEnhanced Fund, Inc. .......................................................................               449
      51,900   MuniHoldings Insured Fund II, Inc. ............................................................               642
      55,000   MuniVest Fund, Inc. ...........................................................................               482
      55,000   MuniYield Fund, Inc. ..........................................................................               688
      55,000   MuniYield Quality Fund II, Inc. ...............................................................               649
      55,000   MuniYield Quality Fund, Inc. ..................................................................               734
      55,000   Nuveen Performance Plus Municipal Fund ........................................................               742
      55,000   Nuveen Premium Income Municipal Fund 2 ........................................................               741
      55,000   Nuveen Premium Income Municipal Fund 4 ........................................................               649
      55,000   Nuveen Quality Income Municipal Fund ..........................................................               746
      48,000   Putnam Municipal Bond Fund ....................................................................               577
      55,000   Scudder Municipal Income Trust ................................................................               602
      45,600   Van Kampen Municipal Opportunity Trust II .....................................................               592
      55,000   Van Kampen Trust for Investment Grade Municipals ..............................................               793
                                                                                                                    ------------
TOTAL MUNICIPAL FUNDS (COST $10,206)                                                                                       9,669
                                                                                                                    ------------
SHORT-TERM INVESTMENTS 57.4%
$  2,200,000   Alcon Capital Corp., CP ...........................................    1.020%         05/25/2004            2,199
  12,200,000   Barclays US Funding LLC, CP .......................................    1.110%         08/26/2004           12,157
   7,900,000   CBA (Delaware) Finance, Inc., CP ..................................    1.020%         05/04/2004            7,900
  16,500,000   Citibank NA, CP ...................................................    1.040%         06/04/2004           16,500
     100,000   Citibank NA, CP ...................................................    1.030%         06/10/2004              100
  10,000,000   Danske Corp., CP ..................................................    1.030%         05/10/2004            9,998
   4,800,000   Danske Corp., CP ..................................................    1.025%         05/17/2004            4,798
   6,700,000   Danske Corp., CP ..................................................    1.025%         06/18/2004            6,691
   5,600,000   European Investment Bank, CP ......................................    1.010%         06/15/2004            5,593
  16,560,000   European Investment Bank, CP ......................................    1.015%         06/15/2004           16,540
  12,000,000   FHLMC, DN .........................................................    1.020%         05/04/2004           12,000
  23,800,000   FHLMC, DN .........................................................    1.015%         05/11/2004           23,795
  23,400,000   FHLMC, DN .........................................................    1.000%         05/18/2004           23,390
   8,600,000   FHLMC, DN .........................................................    1.000%         05/25/2004            8,595
   8,700,000   FHLMC, DN .........................................................    0.995%         06/15/2004            8,690
   8,700,000   FHLMC, DN .........................................................    1.010%         07/15/2004            8,682
  25,500,000   FNMA, DN ..........................................................    1.020%         05/12/2004           25,493
  20,700,000   FNMA, DN ..........................................................    1.000%         05/19/2004           20,691
   8,700,000   FNMA, DN ..........................................................    0.990%         05/20/2004            8,696
   2,400,000   FNMA, DN ..........................................................    1.000%         05/26/2004            2,398
   8,100,000   FNMA, DN ..........................................................    0.950%         06/01/2004            8,094
   8,700,000   FNMA, DN ..........................................................    0.995%         06/16/2004            8,689
   9,900,000   FNMA, DN ..........................................................    1.000%         06/23/2004            9,886
   8,600,000   FNMA, DN ..........................................................    1.020%         06/23/2004            8,588
   3,000,000   FNMA, DN ..........................................................    1.015%         06/30/2004            2,995
   5,700,000   FNMA, DN ..........................................................    1.020%         06/30/2004            5,691
  22,300,000   FNMA, DN ......................................................... 1.005% - 1.030%    07/01/2004           22,263
   7,200,000   FNMA, DN ..........................................................    1.015%         07/14/2004            7,185
   6,800,000   FNMA, DN ..........................................................    1.040%         07/14/2004            6,786
   8,500,000   FNMA, DN ..........................................................    1.060%         07/21/2004            8,480
   8,400,000   FNMA, DN ..........................................................    1.055%         07/28/2004            8,379
   8,400,000   FNMA, DN ..........................................................    1.130%         09/08/2004            8,366
  20,000,000   General Electric Capital Corp., CP ................................    1.040%         05/11/2004           19,995
   3,000,000   HBOS Treasury Services PLC, CP ....................................    1.030%         06/16/2004            2,996
   1,400,000   HBOS Treasury Services PLC, CP ....................................    1.030%         06/24/2004            1,398
  10,800,000   HBOS Treasury Services PLC, CP ....................................    1.035%         06/29/2004           10,782
  10,400,000   HBOS Treasury Services PLC, CP ....................................    1.055%         07/16/2004           10,377
   3,200,000   Pfizer, Inc., CP ..................................................    1.010%         05/19/2004            3,198
   3,900,000   Pfizer, Inc., CP ..................................................    1.000%         06/08/2004            3,896

      The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONT.)

$  1,000,000   Pfizer, Inc., CP ..................................................    1.010%         06/15/2004     $        999
  23,100,000   Rabobank USA Financial Corp., CP ..................................    1.000%         05/27/2004           23,085
   2,100,000   Rabobank USA Financial Corp., CP ..................................    1.110%         08/23/2004            2,093
  14,700,000   Royal Bank of Scotland PLC, CP ....................................    1.025%         05/04/2004           14,700
   1,200,000   Royal Bank of Scotland PLC, CP ....................................    1.020%         05/05/2004            1,200
     900,000   Royal Bank of Scotland PLC, CP ....................................    1.050%         06/28/2004              898
   7,200,000   Royal Bank of Scotland PLC, CP ....................................    1.110%         08/25/2004            7,175
   2,200,000   State of California ...............................................    2.000%         06/16/2004            2,202
     300,000   U.S. Treasury Bills ...............................................    1.010%         05/27/2004              300
   8,785,000   U.S. Treasury Bills+ ..............................................0.880% - 0.943%    06/17/2004            8,775
   1,000,000   U.S. Treasury Bills - When Issued+ ................................    0.928%         06/03/2004              999
   1,110,000   U.S. Treasury Bills - When Issued .................................    0.930%         06/03/2004            1,109
   2,400,000   UBS Finance (Delaware) LLC, CP ....................................    1.020%         06/28/2004            2,396
   9,300,000   UBS Finance (Delaware) LLC, CP ....................................    1.040%         07/06/2004            9,283
   9,100,000   UBS Finance (Delaware) LLC, CP ....................................    1.055%         07/13/2004            9,081
   4,800,000   UBS Finance (Delaware) LLC, CP ....................................    1.070%         07/15/2004            4,790
   7,520,027   Repurchase Agreement, State Street Bank, 0.400%, 05/03/04
                 (Maturity Value $7,520) (Cost $7,520) Collateral: USTN,
                 0.000%, 09/02/04 (Collateral Value $7,673) ..................................................             7,520
                                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $479,555)                                                                             479,555
                                                                                                                    ------------

TOTAL INVESTMENTS (COST $863,695), 104.0%                                                                                869,253
                                                                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, (4.0)%                                                                                (33,656)
                                                                                                                    ------------

NET ASSETS, 100.0%                                                                                                  $    835,597
                                                                                                                    ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 92.0%

$    500,000   Bay Area Government Association CA Revenue (AMBAC Insured) ..........  5.000%          08/01/20      $        513
     100,000   California Educational Facilities Authority, Mills College
                 (MBIA Insured) ....................................................  4.450%          09/01/05               104
   1,000,000   California Educational Facilities Authority,
                 Santa Clara University (AMBAC Insured) ............................  5.250%          09/01/17             1,096
   1,000,000   California Infrastructure & Economic Development Bank Revenue,
                 Bay Area Toll Bridges - 1st Lien A (FSA Insured) ..................  5.250%          07/01/18             1,067
   1,000,000   California State Department of Water Resources, Central
                 Valley Project Revenue, Water Systems Series Y (FGIC Insured) .....  5.250%          12/01/18             1,067
     500,000   California State Department of Water Resources,
                 Power Supply Revenue Series A (MBIA Insured) ......................  5.000%          05/01/17               522
   1,000,000   California State Department of Water Resources,
                 Water Revenue Central Valley Project Series Z (FGIC Insured) ......  5.000%          12/01/16             1,050
     200,000   California State Public Works Board, Lease Revenue Dept.
                 of General Services - Teale Data Center B (AMBAC Insured) .........  5.250%          03/01/19               211
     200,000   California State Public Works Board, Lease Revenue Various
                 University of California Project A (AMBAC Insured) ................  5.400%          12/01/16               214
     500,000   City of Los Angeles Series A ........................................  5.000%          09/01/18               521
     150,000   City of Los Angeles Series B (FSA Insured) ..........................  5.000%          09/01/05               157
     500,000   Contra Costa California Water District,
                 Water Revenue Refunding, Series K (FSA Insured) ...................  5.000%          10/01/16               525
   1,500,000   Contra Costa California Water District,
                 Water Revenue Refunding, Series M (FSA Insured) ...................  5.000%          10/01/16             1,580
   1,235,000   Contra Costa Water Authority (FGIC Insured) .........................  5.000%          10/01/18             1,287
     675,000   East Bay CA MUD, Water System Revenue (MBIA Insured) ................  5.250%          06/01/14               727
     200,000   East Bay CA MUD, Water System Revenue Series 2001 (MBIA Insured) ....  5.250%          06/01/17               213
     700,000   East Bay CA MUD, Water System Subordinated Revenue Series 1998 ......  5.250%          06/01/14               751
   1,000,000   East Bay CA Regional Park District ..................................  5.000%          09/01/20             1,029
     340,000   East Bay Municipal Utility District .................................  5.000%          06/01/18               355
     250,000   East Bay Municipal Utility District, Water System Revenue
                 (MBIA Insured) ....................................................  5.250%          06/01/18               266
     500,000   East Bay Municipal Utility District, Water System Revenue
                 (MBIA Insured) ....................................................  5.750%          06/01/04               502
     350,000   El Paso De Robles CA Series C (MBIA Insured) ........................  5.250%          08/01/17               377
   1,000,000   Fresno CA Sewer Revenue Series A-1 (AMBAC Insured) ..................  5.250%          09/01/19             1,090
   1,050,000   Kings River Conservation District CA Pine Flat Power Revenue ........  5.125%          01/01/17             1,112
     450,000   Larkspur School District ............................................  5.125%          08/01/18               477
   1,100,000   Lodi Unified School District (MBIA Insured) .........................  5.000%          08/01/18             1,141
     300,000   Los Angeles CA Certificate Participation Real Property Program
                 (AMBAC Insured) ...................................................  5.250%          04/01/19               318
   1,000,000   Los Angeles CA Series A (MBIA Insured) ..............................  5.000%          09/01/14             1,073
   1,565,000   Los Angeles CA Series A (MBIA Insured) ..............................  5.000%          09/01/17             1,640
   2,000,000   Los Angeles CA Series A (MBIA Insured) ..............................  5.000%          09/01/18             2,091
   1,000,000   Los Angeles CA Unified School District, Election of 1997
                 Series F (FSA Insured) ............................................  5.000%          07/01/16             1,056
   1,000,000   Los Angeles Community College District Series A (FSA Insured) .......  3.000%          08/01/05             1,020
     200,000   Los Angeles County Public Works Financing Authority,
                 Flood Central District Series A (MBIA Insured) ....................  2.500%          03/01/05               202
   3,000,000   Los Angeles County Sanitation Districts Financing Authority,
                 Series A (FSA Insured) ............................................  5.000%          10/01/17             3,154
   1,000,000   Los Angeles County Transportation Authority, Sales Tax Revenue
                 (FSA Insured) .....................................................  5.000%          07/01/15             1,051
     300,000   Los Angeles Department of Water & Power, Power System Series A
                 Subseries A-2 (MBIA Insured) ......................................  5.000%          07/01/16               316
   1,000,000   Los Osos CA Community Services, Wastewater Assessment District
                 (MBIA Insured) ....................................................  5.000%          09/02/17             1,056
     400,000   Nevada Joint Union High School District Series A (FSA Insured) ......  5.000%          08/01/19               414
     500,000   North Orange County Community College District,
                 Election of 2002 Series B (FGIC Insured) ..........................  5.000%          08/01/17               527
     500,000   Peralta California Community College District (AMBAC Insured) .......  5.350%          08/01/17               537
     500,000   Redwood City School District (FGIC Insured) .........................  5.000%          07/15/19               518
   2,000,000   Sacramento MUD, Electric Revenue 1997 Series L (MBIA Insured) .......  5.125%          07/01/15             2,147
     250,000   Sacramento Municipal Utility District, Electric Revenue
                 Series P (FSA Insured) ............................................  5.250%          08/15/17               267

      The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

Face Amount/                                                                       Interest         Maturity       Value (000s)
    Shares       Issuer                                                              Rate             Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONT.)

$  1,800,000   San Bernardino County CA Certificates of Participation,
                 Medical Center Financing Project Series A (MBIA Insured) ..........  6.500%          08/01/28      $      1,952
     500,000   San Diego CA Unified School District Series C (FSA Insured) .........  5.000%          07/01/19               519
   1,030,000   San Diego Unified School District Series C (FSA Insured) ............  5.000%          07/01/16             1,088
   1,615,000   San Diego Unified School District, Election 1998
                 Series E (FSA Insured) ............................................  5.250%          07/01/17             1,736
     550,000   San Francisco City & County Redevelopment Financing Authority .......  5.125%          08/01/18               567
     500,000   San Jose CA Library, Parks & Public Safety Projects .................  5.000%          09/01/19               518
   1,500,000   San Jose Evergreen Community College District Series A
                 (AMBAC Insured) ...................................................  5.000%          09/01/19             1,570
     500,000   San Mateo CA Union High School District,
                 Election of 2000 Series A (FGIC Insured) ..........................  5.375%          09/01/17               539
     500,000   Santa Clara County, Fremont California Union High School District
                 Series B (FGIC Insured) ...........................................  5.250%          09/01/19               527
     490,000   Santa Clara Valley Water District, Certificates of Participation
                 Series A (FGIC Insured) ...........................................  5.000%          02/01/17               516
     855,000   Santa Clara Valley Water District, Certificates of Participation
                 Series A (FGIC Insured) ...........................................  5.000%          02/01/18               892
     250,000   State of California .................................................  6.000%          05/01/24               255
     125,000   University of California Series A ...................................  3.000%          05/15/05               127
     100,000   University of California, Multi-Purpose Projects Series H ...........  5.000%          09/01/04               101
     600,000   University of California, Series B (AMBAC Insured) ..................  5.250%          05/15/15               644
                                                                                                                    ------------

TOTAL MUNICIPAL BONDS (COST $46,353)                                                                                      46,892
                                                                                                                    ------------

SHORT-TERM INVESTMENT 9.7%

   4,957,061   Provident Institutional Fund: Municipal Fund for California Investors, Inc. ...................             4,957
                                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENT (COST $4,957)                                                                                  4,957
                                                                                                                    ------------

TOTAL INVESTMENTS (COST $51,310), 101.7%                                                                                  51,849
                                                                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, (1.7)%                                                                                   (887)
                                                                                                                    ------------

NET ASSETS, 100.0%                                                                                                  $     50,962
                                                                                                                    ============

At April 30, 2004, 81% of the securities in the portfolio are backed by insurance of financial intitutions and financial guaranty assurance agencies. Insurers with a concentration greater than 25% of net assets are as follows:
FSA, 27% and MBIA, 28%.

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                           FREMONT MONEY MARKET FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 100.1%

CONSUMER DURABLES 11.5%

$ 10,000,000   American Honda Finance Corp .........................................  1.010%          06/03/04      $      9,991
  10,000,000   American Honda Finance Corp .........................................  1.020%          06/08/04             9,990
  10,000,000   Coca-Cola Enterprises** .............................................  1.010%          05/07/04             9,999
  10,000,000   International Lease Finance Corp ....................................  1.040%          05/12/04             9,997
  10,000,000   Sharp Electronics Corp ..............................................  1.040%          06/07/04             9,990
  10,000,000   Sharp Electronics Corp ..............................................  1.050%          06/23/04             9,985
  10,000,000   Toyota Motor Credit Corp ............................................  1.080%          06/09/04             9,989
                                                                                                                    ------------
                                                                                                                          69,941
                                                                                                                    ------------

CONSUMER NON-DURABLES 5.8%

  10,000,000   Golden Peanut Co. LLC ...............................................  1.030%          07/07/04             9,981
   5,000,000   Golden Peanut Co. LLC ...............................................  1.050%          07/21/04             4,989
  10,000,000   Nestle Capital Corp.** ..............................................  1.030%          07/26/04             9,976
  10,000,000   Nestle Capital Corp.** ..............................................  1.110%          08/02/04             9,972
                                                                                                                    ------------
                                                                                                                          34,918

ENERGY 1.7%

  10,000,000   Centrica PLC** ......................................................  1.040%          06/14/04             9,988
                                                                                                                    ------------
                                                                                                                           9,988
                                                                                                                    ------------

FINANCIAL SERVICES (BANKS) 28.8%

  10,000,000   Banque Et Caisse D'Espargne De L'Etat ...............................  1.070%          07/09/04             9,980
   5,000,000   Banque Et Caisse D'Espargne De L'Etat ...............................  1.080%          07/09/04             4,990
  10,000,000   Banque Et Caisse D'Espargne De L'Etat ...............................  1.090%          08/03/04             9,972
   5,000,000   Caisse Centrale Desjardins du Quebec ................................  1.060%          07/02/04             4,991
   5,000,000   HBOS Treasury Services PLC ..........................................  1.085%          07/15/04             4,989
  10,000,000   Metlife Funding, Inc ................................................  1.040%          07/14/04             9,979
  10,000,000   NBNZ International Ltd. London** ....................................  1.035%          05/17/04             9,996
  10,000,000   NBNZ International Ltd. London** ....................................  1.050%          05/18/04             9,996
   5,000,000   NBNZ International Ltd. London** ....................................  1.050%          06/21/04             4,993
  10,000,000   Nordea North America, Inc ...........................................  1.035%          06/01/04             9,992
  10,000,000   Nordea North America, Inc ...........................................  1.040%          06/04/04             9,991
   5,000,000   Rabobank USA Financial Corp .........................................  1.050%          06/15/04             4,994
  10,000,000   Svenska Handelsbanken, Inc ..........................................  1.030%          05/13/04             9,997
  10,000,000   Svenska Handelsbanken, Inc ..........................................  1.080%          07/28/04             9,974
  10,000,000   Swedish National Housing Finance Corp.** ............................  1.040%          05/03/04            10,000
  10,000,000   Swedish National Housing Finance Corp.** ............................  1.060%          07/13/04             9,979
  10,000,000   Toronto Dominion Holdings, Inc ......................................  1.045%          06/11/04             9,989
   5,000,000   Toyota Credit de Puerto Rico Corp ...................................  1.050%          06/17/04             4,993
   5,000,000   Toyota Credit de Puerto Rico Corp ...................................  1.060%          07/21/04             4,988
  10,000,000   UBS Finance (Delaware) LLC ..........................................  1.040%          07/02/04             9,983
  10,000,000   UBS Finance (Delaware) LLC ..........................................  1.085%          09/02/04             9,963
                                                                                                                    ------------
                                                                                                                         174,729
                                                                                                                    ------------

FINANCIAL SERVICES (OTHER) 28.5%

  10,000,000   Aegon Funding Corp.** ...............................................  1.070%          07/22/04             9,976
   5,000,000   Alliance & Leicester PLC** ..........................................  1.035%          05/04/04             5,000
   5,000,000   Alliance & Leicester PLC** ..........................................  1.040%          06/25/04             4,992
  10,000,000   American Express Credit Corp ........................................  1.010%          05/05/04             9,999
  10,000,000   American General Finance Corp .......................................  1.020%          06/07/04             9,990
   5,000,000   American General Finance Corp .......................................  1.050%          07/12/04             4,990
   2,800,000   CBA (Delaware) Finance, Inc .........................................  1.030%          05/03/04             2,800
   5,000,000   CBA (Delaware) Finance, Inc .........................................  1.030%          06/10/04             4,995
   5,000,000   CBA (Delaware) Finance, Inc .........................................  1.070%          07/15/04             4,989
   5,000,000   CIT Group, Inc ......................................................  1.030%          05/27/04             4,997
  10,000,000   Credit Suisse First Boston, Inc .....................................  1.030%          05/10/04             9,998
   5,000,000   Credit Suisse First Boston, Inc .....................................  1.050%          05/28/04             4,996
  10,000,000   Credit Suisse First Boston, Inc .....................................  1.050%          06/30/04             9,983

      The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Interest         Maturity       Value (000s)
Face Amount       Issuer                                                              Rate              Date           (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER) (CONT.)

$ 10,000,000   General Electric Capital Corp .......................................  1.040%          06/02/04      $      9,991
  10,000,000   General Electric Capital Corp .......................................  1.060%          07/19/04             9,977
   5,000,000   Goldman Sachs Group, Inc ............................................  1.030%          05/14/04             4,998
  10,000,000   Goldman Sachs Group, Inc ............................................  1.140%          05/24/04             9,993
  10,000,000   KFW International Finance ...........................................  1.040%          09/07/04             9,963
  10,000,000   KFW International Finance ...........................................  1.160%          10/01/04             9,951
   5,000,000   National Rural Utilities Cooperative Finance Corp ...................  1.040%          05/25/04             4,997
  10,000,000   Societe General North America, Inc ..................................  1.040%          07/23/04             9,977
   5,000,000   Swiss Re Financial Products Corp.** .................................  1.050%          05/06/04             5,000
  10,000,000   Swiss Re Financial Products Corp.** .................................  1.060%          07/20/04             9,977
                                                                                                                    ------------
                                                                                                                         172,529
                                                                                                                    ------------

HEALTH CARE 1.6%

  10,000,000   Pfizer, Inc.** ......................................................  1.140%          10/13/04             9,948
                                                                                                                    ------------
                                                                                                                           9,948
                                                                                                                    ------------
RETAIL 2.5%

  10,000,000   7-Eleven, Inc .......................................................  1.030%          05/11/04             9,998
   5,000,000   7-Eleven, Inc .......................................................  1.040%          06/22/04             4,993
                                                                                                                    ------------
                                                                                                                          14,991
                                                                                                                    ------------
U.S. GOVERNMENT & AGENCIES 16.4%

  10,000,000   FCDN, AN ............................................................  1.180%          02/15/05             9,906
   5,000,000   FCDN, AN ............................................................  1.270%          12/14/04             4,960
  10,000,000   FHLB, AN ............................................................  1.060%          07/16/04             9,978
  10,000,000   FHLB, AN ............................................................  1.160%          09/01/04             9,961
  10,000,000   FHLB, AN ............................................................  1.180%          03/22/05             9,894
  10,000,000   FHLB, AN ............................................................  1.260%          01/21/05             9,908
   5,000,000   FHLMC, AN ...........................................................  1.040%          05/20/04             4,998
  10,000,000   FHLMC, AN ...........................................................  1.300%          08/12/04             9,964
  10,000,000   FNMA, AN ............................................................  1.100%          05/24/04             9,994
  10,000,000   FNMA, AN ............................................................  1.320%          11/12/04             9,929
  10,000,000   FNMA, AN ............................................................  1.330%          08/09/04             9,964
                                                                                                                    ------------
                                                                                                                          99,456
                                                                                                                    ------------

UTILITIES 3.3%

  10,000,000   Electricite de France ...............................................  1.010%          05/21/04             9,995
  10,000,000   Electricite de France ...............................................  1.080%          07/27/04             9,974
                                                                                                                    ------------
                                                                                                                          19,969
                                                                                                                    ------------

TOTAL COMMERCIAL PAPER (COST $606,469)                                                                                   606,469
                                                                                                                    ------------

SHORT-TERM INVESTMENT 0.0%

      78,530   Repurchase Agreement, State Street Bank, 0.400%, 05/03/04
                 (Maturity Value $79) (Cost $79) Collateral: FNMA,
                 3.020%, 09/12/07 (Collateral Value $81) .....................................................                79
                                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENT (COST $79)                                                                                        79
                                                                                                                    ------------

TOTAL INVESTMENTS (COST $606,548), 100.1%                                                                                606,548
                                                                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                                                                   (584)
                                                                                                                    ------------

NET ASSETS, 100.0%                                                                                                  $    605,964
                                                                                                                    ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 50.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                           FREMONT MUTUAL FUNDS, INC.
 Notes to Schedules of Investments in Securities and Net Assets - April 30, 2004
                                  (Unaudited)

The following footnotes and abbreviations relate to the Schedule of Investments in Securities and Net Assets on pages 25 through 49.

   * Non-income producing security
  ** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
(a)  Represents discount rate or yield to maturity at the date of acquisition.
(b)  Affiliated issuer. See Note 4 of "Notes to Financial Statements."
(c)  Variable rate security. The rate listed is as of April 30, 2004.
(d)  Board valued security and illiquid.
(e)  Inflationary Bond.
(f)  Illiquid security.
   + On deposit with broker for initial margin on futures contracts (Notes 1 and 3).

PORTFOLIO ABBREVIATIONS

ADR       American Depository Receipt
AG        Aktiengesellschaft
AMBAC     American Municipal Bond Assurance Corp.
AN        Agency Note
ARM       Adjustable Rate Mortgage
AS        Aksje Selskap
BHD       Berhad
BV        Betriebskostenverordnung
CP        Commercial Paper
CTFS      Certificates
DN        Discount Note
FCDN      Federal Farm Credit Bank
FGIC      Financial Guaranty Insurance Corp.
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association
FRN       Floating Rate Note

FSA       FSA Capital, Inc.
GNMA      Government National Mortgage Association
LLC       Limited Liability Corp.
MBIA      Municipal Bond Investor Assurance Corp.
MTN       Medium Term Note
MUD       Municipal Utility District
NA        National Association
NV        Nederland
NZ        New Zealand
PLC       Public Limited Company
SA        Sociedad Anonima
SPA       Societa per Azioni
TBA       To Be Announced
TOB       Tobacco
USTB      U.S. Treasury Bill
USTN      U.S. Treasury Note

CURRENCY ABBREVIATIONS

AU$       Australian Dollar
(pound)   British Pound
CN$       Canadian Dollar
DM        Deutsche Mark
(euro)    Euro
(yen)     Japanese Yen
NK        Norwegian Kroner
NZ$       New Zealand Dollar
SG$       Singapore Dollar
$         U.S. Dollar

      The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
 Notes to Schedules of Investments in Securities and Net Assets - April 30, 2004
                                  (Unaudited)

COUNTRY DIVERSIFICATION TABLE

Country     Country                               International
 Code        Name                 Global Fund      Growth Fund       Bond Fund
--------------------------------------------------------------------------------

  AU       Australia                  1.6%             5.3%             --
  AW       Aruba                       --               --             0.2%
  BE       Belgium                    0.1%              --              --
  BM       Bermuda                    0.9%              --              --
  BR       Brazil                      --               --             0.8%
  CA       Canada                     2.9%             3.0%             --
  KY       Cayman Islands             0.3%              --              --
  DK       Denmark                    0.2%             4.1%             --
  FI       Finland                    0.6%              --              --
  FR       France                     7.7%            15.8%             --
  DE       Germany                    1.4%             7.6%            0.7%
  HK       Hong Kong                  0.4%             4.5%             --
  IE       Ireland                    0.1%              --              --
  IL       Israel                     0.7%              --              --
  IT       Italy                      0.8%             2.4%             --
  JP       Japan                      1.8%             7.8%             --
  MX       Mexico                     0.2%              --             0.7%
  NL       Netherlands                2.6%            10.0%            3.1%
  NZ       New Zealand                0.1%              --              --
  NO       Norway                     0.3%              --              --
  PA       Panama                      --               --             0.1%
  PU       Peru                        --               --             1.1%
  SG       Singapore                  0.8%              --              --
  ZA       South Africa               0.1%              --              --
  KR       South Korea                0.1%              --              --
  ES       Spain                      1.5%             2.5%             --
  CH       Switzerland                1.0%            11.4%             --
  UK       United Kingdom             6.5%            23.0%            6.4%
  US       United States             66.2%             2.2%           90.9%
                                    ---------------------------------------
                                     98.9%            99.6%          104.0%
Other assets and liabilities, net     1.1%             0.4%           (4.0%)
                                    ---------------------------------------
                                    100.0%           100.0%          100.0%
                                    =======================================

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                              INTERNATIONAL       LARGE CAP
                                                               GLOBAL             GROWTH            VALUE
                                                                FUND               FUND              FUND
                                                            -------------------------------------------------
ASSETS:

   Investments in securities at cost                        $    207,096       $     41,909      $      8,488
   Repurchase agreements at cost                                   3,362              1,042               484
                                                            ------------       ------------      ------------
     TOTAL INVESTMENTS AT COST                              $    210,458       $     42,951      $      8,972
                                                            ============       ============      ============

   Investments in securities at value                       $    237,353       $     45,992      $     10,166
   Repurchase agreements at value                                  3,362              1,042               484
   Cash                                                               78                 36                --
   Dividends and interest receivable                               1,348                224                11
   Receivable for securities sold                                  1,584                 --               293
   Receivable from sale of fund shares                                --                 24                --
   Receivable from Advisor                                            --                  1                10
   Unrealized appreciation on foreign currency contracts           1,789                 --                --
   Other receivables                                                   2                  3                --
   Prepaid expenses                                                   14                  5                 7
                                                            ------------       ------------      ------------

     TOTAL ASSETS                                                245,530             47,327            10,971
                                                            ------------       ------------      ------------

LIABILITIES:

   Payable for securities purchased                                1,745                 --               257
   Payable for fund shares redeemed                                    5                 12                --
   Unrealized depreciation on foreign currency contracts              98                 --                --
   Variation margin payable                                            2                 --                --
   Accrued expenses:
     Investment advisory and administrative fees                     163                 48                 8
     Other                                                           198                 25                43
                                                            ------------       ------------      ------------

     TOTAL LIABILITIES                                             2,211                 85               308
                                                            ------------       ------------      ------------

NET ASSETS                                                  $    243,319       $     47,242      $     10,663
                                                            ============       ============      ============

Net assets consist of:
     Paid in capital                                        $    323,066       $     59,024      $     21,482
     Undistributed net investment income (loss)                    3,269                 92                20
     Unrealized appreciation (depreciation) on investments,
       options, swaps and futures                                 30,246              4,083             1,678
     Unrealized appreciation on foreign currency
       contracts and other assets and liabilities                  1,684                  1                --
     Accumulated net realized gain (loss)                       (114,946)           (15,958)          (12,517)
                                                            ------------       ------------      ------------

NET ASSETS                                                  $    243,319       $     47,242      $     10,663
                                                            ============       ============      ============

SHARES OF CAPITAL STOCK OUTSTANDING                               20,632              5,942             1,300
                                                            ============       ============      ============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)     $      11.79       $       7.95      $       8.20
                                                            ============       ============      ============

      The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

                                                              LARGE CAP         STRUCTURED           U.S.
                                                               GROWTH              CORE           SMALL CAP
                                                                FUND               FUND              FUND
                                                            -------------------------------------------------
ASSETS:

   Investments in securities at cost                        $     20,424       $     62,919      $     41,972
   Repurchase agreements at cost                                     392                 79             3,438
                                                            ------------       ------------      ------------

     TOTAL INVESTMENTS AT COST                              $     20,816       $     62,998      $     45,410
                                                            ============       ============      ============

   Investments in securities at value                       $     24,747       $     73,333      $     52,364
   Repurchase agreements at value                                    392                 79             3,438
   Cash                                                               --                 64                --
   Dividends and interest receivable                                   6                 94                 2
   Receivable for securities sold                                    278                 --               307
   Receivable from sale of fund shares                                35                 --                 1
   Receivable from Advisor                                             6                 --                --
   Unrealized appreciation on foreign currency contracts              --                 --                --
   Other receivables                                                  --                 --                --
   Prepaid expenses                                                    9                  9                 9
                                                            ------------       ------------      ------------

     TOTAL ASSETS                                                 25,473             73,579            56,121
                                                            ------------       ------------      ------------

LIABILITIES:

   Payable for securities purchased                                   --                 --             1,210
   Payable for fund shares redeemed                                   --                 --                --
   Unrealized depreciation on foreign currency contracts              --                 --                --
   Variation margin payable                                           --                  8                --
   Accrued expenses:
     Investment advisory and administrative fees                      25                 33                57
     Other                                                            21                 58                54
                                                            ------------       ------------      ------------

     TOTAL LIABILITIES                                                46                 99             1,321
                                                            ------------       ------------      ------------

NET ASSETS                                                  $     25,427       $     73,480      $     54,800
                                                            ------------       ------------      ------------

Net assets consist of:
   Paid in capital                                          $     22,029       $     77,441      $     79,003
   Undistributed net investment income (loss)                        (92)               211              (367)
   Unrealized appreciation (depreciation) on investments,
     options, swaps and futures                                    4,323             10,380            10,392
   Unrealized appreciation on foreign currency
     contracts and other assets and liabilities                       --                 --                --
   Accumulated net realized gain (loss)                             (833)           (14,552)          (34,228)
                                                            ------------       ------------      ------------

NET ASSETS                                                  $     25,427       $     73,480      $     54,800
                                                            ============       ============      ============

SHARES OF CAPITAL STOCK OUTSTANDING                                2,797              6,610             4,867
                                                            ============       ============      ============

NET ASSET VALUE PER SHARE
(Net Assets / Shares of Capital Stock Outstanding)          $       9.09       $      11.12      $      11.26
                                                            ============       ============      ============

                                                                U.S.           REAL ESTATE
                                                             MICRO-CAP          SECURITIES
                                                                FUND               FUND
                                                            -------------------------------
ASSETS:

   Investments in securities at cost                        $    485,356       $     25,448
   Repurchase agreements at cost                                  20,579                365
                                                            ------------       ------------

     TOTAL INVESTMENTS AT COST                              $    505,935       $     25,813
                                                            ============       ============

   Investments in securities at value                       $    553,719       $     24,041
   Repurchase agreements at value                                 20,579                365
   Cash                                                               --                 --
   Dividends and interest receivable                                  72                 20
   Receivable for securities sold                                    762                 43
   Receivable from sale of fund shares                               125                 --
   Receivable from Advisor                                            --                  2
   Unrealized appreciation on foreign currency contracts              --                 --
   Other receivables                                                   3                 --
   Prepaid expenses                                                   --                  6
                                                            ------------       ------------

     TOTAL ASSETS                                                575,260             24,477
                                                            ------------       ------------

LIABILITIES:

   Payable for securities purchased                                7,591                 --
   Payable for fund shares redeemed                                  648                 12
   Unrealized depreciation on foreign currency contracts              --                 --
   Variation margin payable                                           --                 --
   Accrued expenses:
     Investment advisory and administrative fees                     823                 28
     Other                                                            --                 41
                                                            ------------       ------------

     TOTAL LIABILITIES                                             9,062                 81
                                                            ------------       ------------

NET ASSETS                                                  $    566,198       $     24,396
                                                            ============       ============

Net assets consist of:
     Paid in capital                                        $    634,109       $     23,171
     Undistributed net investment income (loss)                   (4,229)               123
     Unrealized appreciation (depreciation) on investments,
       options, swaps and futures                                 68,363             (1,407)
     Unrealized appreciation on foreign currency
       contracts and other assets and liabilities                     --                 --
     Accumulated net realized gain (loss)                       (132,045)             2,509
                                                            ------------       ------------

NET ASSETS                                                  $    566,198       $     24,396
                                                            ============       ============

SHARES OF CAPITAL STOCK OUTSTANDING                               19,472              2,350
                                                            ============       ============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)     $      29.08       $      10.38
                                                            ============       ============

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                                CALIFORNIA
                                                                BOND           INTERMEDIATE      MONEY MARKET
                                                                FUND          TAX-FREE FUND          FUND
                                                            -------------------------------------------------
ASSETS:

   Investments in securities at cost                        $    856,175       $     51,310      $    606,469
   Repurchase agreements at cost                                   7,520                 --                79
                                                            ------------       ------------      ------------

     TOTAL INVESTMENTS AT COST                              $    863,695       $     51,310      $    606,548
                                                            ============       ============      ============

   Investments in securities at value                       $    861,733       $     51,849      $    606,469
   Repurchase agreements at value                                  7,520                 --                79
   Cash                                                            6,116                  1                --
   Dividends and interest receivable                               3,448                561                --
   Receivable for securities sold                                 74,847                656                --
   Receivable from sale of fund shares                               313                 --                --
   Receivable from Advisor                                            67                  9                --
   Variation margin receivable                                       895                 --                --
   Swap premiums paid                                                796                 --                --
   Unrealized appreciation on foreign currency contracts              42                 --                --
   Unrealized appreciation on swaps                                  520                 --                --
   Prepaid expenses                                                   26                  1                 8
   Other assets                                                        8                 --                --
                                                            ------------       ------------      ------------

     TOTAL ASSETS                                                956,331             53,077           606,556
                                                            ------------       ------------      ------------

LIABILITIES:

   Liabilities for options written                                 1,744                 --                --
   Income dividend payable                                         2,024                163               342
   Payable for short sales (proceeds, $38,082)                    37,078                 --                --
   Payable for securities purchased                               77,204              1,896                --
   Payable for fund shares redeemed                                  505                 --                --
   Swap premiums received                                            461                 --                --
   Unrealized depreciation on foreign currency contracts              57                 --                --
   Unrealized depreciation on swaps                                1,011                 --                --
   Accrued expenses:
     Investment advisory and administrative fees                     409                 24               184
     Other                                                           241                 32                66
                                                            ------------       ------------      ------------

     TOTAL LIABILITIES                                           120,734              2,115               592
                                                            ------------       ------------      ------------

NET ASSETS                                                  $    835,597       $     50,962      $    605,964
                                                            ============       ============      ============

Net assets consist of:
   Paid in capital                                          $    819,832       $     49,487      $    605,987
   Undistributed net investment income (loss)                     (2,805)                79                --
   Unrealized appreciation on investments,
     options, swaps and futures                                      877                539                --
   Unrealized appreciation on foreign currency
     contracts and other assets and liabilities                       27                 --                --
   Accumulated net realized gain (loss)                           17,666                857               (23)
                                                            ------------       ------------      ------------

NET ASSETS                                                  $    835,597       $     50,962      $    605,964
                                                            ============       ============      ============

SHARES OF CAPITAL STOCK OUTSTANDING                               80,164              4,743           605,987
                                                            ============       ============      ============

NET ASSET VALUE PER SHARE
   (Net Assets / Shares of Capital Stock Outstanding)       $      10.42       $      10.74      $       1.00
                                                            ============       ============      ============

      The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2004 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                              INTERNATIONAL       LARGE CAP
                                                               GLOBAL             GROWTH            VALUE
                                                                FUND               FUND              FUND
                                                            -------------------------------------------------
INVESTMENT INCOME:

   Dividends                                                $      1,289       $        428      $         90
   Interest                                                        1,504                  3                 1
                                                            ------------       ------------      ------------

     TOTAL INCOME*                                                 2,793                431                91
                                                            ------------       ------------      ------------

EXPENSES:

   Investment advisory and administrative fees                       926                260                46
   Shareholder servicing fees                                         69                 28                30
   Custody fees                                                       54                  7                 2
   Accounting fees                                                   123                  3                 2
   Audit and legal fees                                               73                 17                16
   Directors' fees                                                    10                  5                 5
   Registration fees                                                  13                 10                 8
   Reports to shareholders                                            12                  7                 6
   Other                                                              28                  3                 3
                                                            ------------       ------------      ------------

     TOTAL EXPENSES BEFORE REDUCTIONS                              1,308                340               118
   Expenses waived and/or reimbursed by Advisor                       --                 (1)              (57)
                                                            ------------       ------------      ------------

     TOTAL NET EXPENSES                                            1,308                339                61
                                                            ------------       ------------      ------------

        NET INVESTMENT INCOME (LOSS)                               1,485                 92                30
                                                            ------------       ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investments                                                   6,023                213               434
     Futures                                                          30                 --                --
     Foreign currency transactions                                (4,014)               173                --
   Net unrealized appreciation (depreciation) on:
     Investments, options, swaps and futures                       6,196              4,104               505
     Translation of assets and liabilities in
       foreign currencies                                          3,526                 (1)               --
                                                            ------------       ------------      ------------

     NET REALIZED AND UNREALIZED GAIN FROM
       INVESTMENTS AND FOREIGN CURRENCY                           11,761              4,489               939
                                                            ------------       ------------      ------------

        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                   $     13,246       $      4,581      $        969
                                                            ============       ============      ============

   * Net of foreign taxes withheld of $44 for the Global Fund and $49 for the International Growth Fund.

      The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2004 (Unaudited)

                                                              LARGE CAP         STRUCTURED           U.S.
                                                               GROWTH              CORE           SMALL CAP
                                                                FUND               FUND              FUND
                                                            -------------------------------------------------
INVESTMENT INCOME:

   Dividends                                                $         81       $        671      $         28
   Interest                                                           --                  6                 5
                                                            ------------       ------------      ------------

     TOTAL INCOME*                                                    81                677                33
                                                            ------------       ------------      ------------

EXPENSES:

   Investment advisory and administrative fees                       136                188               288
   Shareholder servicing fees                                         30                 57                53
   Custody fees                                                        2                  8                13
   Accounting fees                                                     3                  7                 5
   Audit and legal fees                                               16                 16                17
   Directors' fees                                                     5                  6                 5
   Registration fees                                                   8                  7                 7
   Reports to shareholders                                             5                 10                10
   Other                                                               3                  5                 4
                                                            ------------       ------------      ------------

     TOTAL EXPENSES BEFORE REDUCTIONS                                208                304               402
   Expenses waived and/or reimbursed by Advisor                      (35)                --                (2)
                                                            ------------       ------------      ------------

     TOTAL NET EXPENSES                                              173                304               400
                                                            ------------       ------------      ------------

        NET INVESTMENT INCOME (LOSS)                                 (92)               373              (367)
                                                            ------------       ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investments                                                     128              3,999             1,274
     Futures                                                          --                 89                --
     Foreign currency transactions                                    --                 --                --
   Net unrealized appreciation (depreciation) on:
     Investments, options, swaps and futures                       1,071               (295)              897
     Translation of assets and liabilities in
       foreign currencies                                             --                 --                --
                                                            ------------       ------------      ------------

     NET REALIZED AND UNREALIZED GAIN FROM
       INVESTMENTS AND FOREIGN CURRENCY                            1,199              3,793             2,171
                                                            ------------       ------------      ------------

        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                   $      1,107       $      4,166      $      1,804
                                                            ============       ============      ============

                                                                U.S.           REAL ESTATE
                                                             MICRO-CAP          SECURITIES
                                                                FUND               FUND
                                                            -------------------------------
INVESTMENT INCOME:

   Dividends                                                $        604       $        735
   Interest                                                           39                  3
                                                            ------------       ------------

     TOTAL INCOME*                                                   643                738
                                                            ------------       ------------

EXPENSES:

   Investment advisory and administrative fees                     4,872                166
   Shareholder servicing fees                                         --                 43
   Custody fees                                                       --                  4
   Accounting fees                                                    --                  3
   Audit and legal fees                                               --                 17
   Directors' fees                                                    --                  5
   Registration fees                                                  --                 11
   Reports to shareholders                                            --                  8
   Other                                                              --                  3
                                                            ------------       ------------

     TOTAL EXPENSES BEFORE REDUCTIONS                              4,872                260
   Expenses waived and/or reimbursed by Advisor                       --                (10)
                                                            ------------       ------------

     TOTAL NET EXPENSES                                            4,872                250
                                                            ------------       ------------

        NET INVESTMENT INCOME (LOSS)                              (4,229)               488
                                                            ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investments                                                  70,506              5,632
     Futures                                                          --                 --
     Foreign currency transactions                                    --                 --
   Net unrealized appreciation (depreciation) on:
     Investments, options, swaps and futures                     (46,511)            (5,007)
     Translation of assets and liabilities in
       foreign currencies                                             --                 --
                                                            ------------       ------------

     NET REALIZED AND UNREALIZED GAIN FROM
       INVESTMENTS AND FOREIGN CURRENCY                           23,995                625
                                                            ------------       ------------

        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                   $     19,766       $      1,113
                                                            ============       ============

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2004 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                CALIFORNIA
                                                                BOND           INTERMEDIATE      MONEY MARKET
                                                                FUND          TAX-FREE FUND          FUND
                                                            -------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                $        659       $         --      $         --
   Interest                                                       11,834              1,204             3,546
                                                            ------------       ------------      ------------
     TOTAL INCOME                                                 12,493              1,204             3,546
                                                            ------------       ------------      ------------
EXPENSES:

   Investment advisory and administrative fees                     2,360                149             1,137
   Shareholder servicing fees                                        286                 16                70
   Custody fees                                                       48                  3                25
   Accounting fees                                                    74                  7                48
   Audit and legal fees                                               40                 16                17
   Directors' fees                                                    22                  6                18
   Registration fees                                                  20                  1                17
   Reports to shareholders                                            63                  5                11
   Other                                                              37                  3                28
                                                            ------------       ------------      ------------
     TOTAL EXPENSES BEFORE REDUCTIONS                              2,950                206             1,371
   Earned custody credits                                             (1)                --                --
   Expenses waived and/or reimbursed by Advisor                     (375)               (47)               --
                                                            ------------       ------------      ------------
     TOTAL NET EXPENSES                                            2,574                159             1,371
                                                            ------------       ------------      ------------
        NET INVESTMENT INCOME                                      9,919              1,045             2,175
                                                            ------------       ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 ND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investments                                                   8,677                869                --
     Futures                                                      13,377                 --                --
     Swaps                                                           115                 --                --
     Options                                                         957                 --                --
     Foreign currency transactions                                  (879)                --                --
   Net unrealized appreciation (depreciation) on:
     Investments, options, swaps and futures                     (18,555)            (1,402)               --
     Translation of assets and liabilities in
       foreign currencies                                             70                 --                --
                                                            ------------       ------------      ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
       INVESTMENTS AND FOREIGN CURRENCY                            3,762               (533)               --
                                                            ------------       ------------      ------------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                   $     13,681       $        512      $      2,175
                                                            ============       ============      ============

      The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                                            INTERNATIONAL
                                                                                GLOBAL                          GROWTH
                                                                                 FUND                           FUND
                                                                       -------------------------     ---------------------------
                                                                        04/30/04       10/31/03       04/30/04         10/31/03
                                                                        --------       --------       --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $    1,485     $    8,527     $       92       $      194
     Net realized gain (loss) from:
        Investments, options, swaps and futures                             6,053        (43,589)           213             (203)
        Foreign currency transactions                                      (4,014)        13,559            173              217
     Net unrealized appreciation (depreciation) on:
        Investments, options, swaps and futures                             6,196        110,397          4,104            3,735
        Translation of assets and liabilities in foreign currencies         3,526         (2,141)            (1)              (3)
                                                                       ----------     ----------     ----------       ----------

          Net increase in net assets from operations                       13,246         86,753          4,581            3,940
                                                                       ----------     ----------     ----------       ----------

   Distributions to shareholders from:
     Net investment income                                                   (103)        (5,590)          (402)            (404)
     Paid in capital                                                           --           (524)            --               --
                                                                       ----------     ----------     ----------       ----------

          Total distributions to shareholders                                (103)        (6,114)          (402)            (404)
                                                                       ----------     ----------     ----------       ----------

   From capital share transactions:
     Proceeds from shares sold                                             32,092        280,000         17,014           11,249
     Reinvested dividends                                                     102          6,064            279              227
    Payments for shares redeemed                                          (38,643)      (638,292)        (3,813)**        (8,515)**
                                                                       ----------     ----------     ----------       ----------

          Net increase (decrease) in net assets
            from capital share transactions                                (6,449)      (352,228)        13,480            2,961
                                                                       ----------     ----------     ----------       ----------

        Net increase (decrease) in net assets                               6,694       (271,589)        17,659            6,497
Net assets at beginning of period                                         236,625        508,214         29,583           23,086
                                                                       ----------     ----------     ----------       ----------

NET ASSETS AT END OF PERIOD                                            $  243,319     $  236,625     $   47,242       $   29,583
                                                                       ==========     ==========     ==========       ==========

Undistributed net investment income (loss)                             $    3,269     $    1,887     $       92       $      402
                                                                       ==========     ==========     ==========       ==========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                     2,748         27,687          2,282            1,773
   Reinvested dividends                                                         8            594             37               37
   Redeemed                                                                (3,301)       (60,600)          (482)          (1,360)
                                                                       ----------     ----------     ----------       ----------

          Net increase (decrease) from capital
            share transactions                                               (545)       (32,319)         1,837              450
                                                                       ==========     ==========     ==========       ==========

  ** Net of redemption fee proceeds of $4 and $49 in 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

                                                                               LARGE CAP                      LARGE CAP
                                                                                 VALUE                         GROWTH
                                                                                 FUND                           FUND
                                                                       -------------------------     --------------------------
                                                                        04/30/04       10/31/03       04/30/04         10/31/03
                                                                        --------       --------       --------         --------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $       30     $       89     $      (92)      $      (86)
     Net realized gain (loss) from:
        Investments, options, swaps and futures                               434         (5,432)           128             (575)
        Foreign currency transactions                                          --             --             --               --
     Net unrealized appreciation (depreciation) on:
        Investments, options, swaps and futures                               505          7,660          1,071            3,338
        Translation of assets and liabilities in foreign currencies            --             --             --               --
                                                                       ----------     ----------     ----------       ----------

          Net increase in net assets from operations                          969          2,317          1,107            2,677
                                                                       ----------     ----------     ----------       ----------

   Distributions to shareholders from:
     Net investment income                                                    (64)           (58)            --               --
     Paid in capital                                                           --             --             --               --
                                                                       ----------     ----------     ----------       ----------

          Total distributions to shareholders                                 (64)           (58)            --               --


   From capital share transactions:
     Proceeds from shares sold                                              1,714          5,946          2,789           19,410
     Reinvested dividends                                                      64             58             --               --
    Payments for shares redeemed                                           (1,727)       (20,780)        (1,660)          (2,156)
                                                                       ----------     ----------     ----------       ----------

          Net increase (decrease) in net assets
            from capital share transactions                                    51        (14,776)         1,129           17,254
                                                                       ----------     ----------     ----------       ----------

        Net increase (decrease) in net assets                                 956        (12,517)         2,236           19,931
Net assets at beginning of period                                           9,707         22,224         23,191            3,260
                                                                       ----------     ----------     ----------       ----------

NET ASSETS AT END OF PERIOD                                            $   10,663     $    9,707     $   25,427       $   23,191
                                                                       ==========     ==========     ==========       ==========

Undistributed net investment income (loss)                             $       20     $       54     $      (92)      $       --
                                                                       ==========     ==========     ==========       ==========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       213            893            309            2,543
   Reinvested dividends                                                         8              9             --               --
   Redeemed                                                                  (223)        (3,327)          (187)            (278)
                                                                       ----------     ----------     ----------       ----------

          Net increase (decrease) from capital
            share transactions                                                 (2)        (2,425)           122            2,265
                                                                       ==========     ==========     ==========       ==========

                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                              STRUCTURED                        U.S.
                                                                                 CORE                         SMALL CAP
                                                                                 FUND                           FUND
                                                                       -------------------------     -------------------------
                                                                        04/30/04       10/31/03       04/30/04       10/31/03
                                                                       ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $      373     $      523     $     (367)    $     (502)
     Net realized gain (loss) from:
        Investments and transactions in futures                             4,088          1,007          1,274        (11,457)
     Net unrealized appreciation (depreciation) on:
        Investments and transactions in futures                              (295)         9,463            897         22,820
                                                                       ----------     ----------     ----------     ----------

          Net increase in net assets from operations                        4,166         10,993          1,804         10,861
                                                                       ----------     ----------     ----------     ----------

   Distributions to shareholders from:
        Net investment income                                                (532)          (582)            --             --
                                                                       ----------     ----------     ----------     ----------

          Total distributions to shareholders                                (532)          (582)            --             --
                                                                       ----------     ----------     ----------     ----------

   From capital share transactions:
     Proceeds from shares sold                                              3,941         13,944         26,951         68,353
     Reinvested dividends                                                     527            575             --             --
     Payments for shares redeemed                                          (5,887)       (17,341)       (12,693)       (72,039)
                                                                       ----------     ----------     ----------     ----------

          Net increase (decrease) in net assets
            from capital share transactions                                (1,419)        (2,822)        14,258         (3,686)
                                                                       ----------     ----------     ----------     ----------

     Net increase (decrease) in net assets                                  2,215          7,589         16,062          7,175

Net assets at beginning of period                                          71,265         63,676         38,738         31,563
                                                                       ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                                            $   73,480     $   71,265     $   54,800     $   38,738
                                                                       ==========     ==========     ==========     ==========

Undistributed net investment income (loss)                             $      211     $      370     $     (367)    $       --
                                                                       ==========     ==========     ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       358          1,505          2,399          7,909
   Reinvested dividends                                                        48             65             --             --
   Redeemed                                                                  (529)        (1,890)        (1,132)        (8,431)
                                                                       ----------     ----------     ----------     ----------

          Net increase (decrease) from capital share transactions            (123)          (320)         1,267           (522)
                                                                       ==========     ==========     ==========     ==========

      The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

                                                                                 U.S.                       REAL ESTATE
                                                                               MICRO-CAP                     SECURITIES
                                                                                 FUND                           FUND

                                                                       -------------------------     -------------------------
                                                                        04/30/04       10/31/03       04/30/04       10/31/03
                                                                       ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                                      $   (4,229)    $   (6,719)    $      488     $    1,162
     Net realized gain (loss) from:
        Investments and transactions in futures                            70,506       (101,849)         5,632            495
     Net unrealized appreciation (depreciation) on:
        Investments and transactions in futures                           (46,511)       307,624         (5,007)         5,081
                                                                       ----------     ----------     ----------     ----------

          Net increase in net assets from operations                       19,766        199,056          1,113          6,738
                                                                       ----------     ----------     ----------     ----------

   Distributions to shareholders from:
        Net investment income                                                  --             --           (365)        (1,533)
                                                                       ----------     ----------     ----------     ----------

          Total distributions to shareholders                                  --             --           (365)        (1,533)
                                                                       ----------     ----------     ----------     ----------

   From capital share transactions:
     Proceeds from shares sold                                             58,472        167,963         13,201         20,011
     Reinvested dividends                                                      --             --            356          1,489
     Payments for shares redeemed                                         (85,717)      (194,410)       (19,476)       (17,319)
                                                                       ----------     ----------     ----------     ----------

          Net increase (decrease) in net assets
            from capital share transactions                               (27,245)       (26,447)        (5,919)         4,181
                                                                       ----------     ----------     ----------     ----------

     Net increase (decrease) in net assets                                 (7,479)       172,609         (5,171)         9,386

Net assets at beginning of period                                         573,677        401,068         29,567         20,181


NET ASSETS AT END OF PERIOD                                            $  566,198     $  573,677     $   24,396     $   29,567
                                                                       ==========     ==========     ==========     ==========

Undistributed net investment income (loss)                             $   (4,229)    $       --     $      123     $       --
                                                                       ==========     ==========     ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                     1,949          7,860          1,174          2,163
   Reinvested dividends                                                        --             --             30            167
   Redeemed                                                                (2,862)        (9,242)        (1,785)        (1,885)
                                                                       ----------     ----------     ----------     ----------

          Net increase (decrease) from capital share transactions            (913)        (1,382)          (581)           445
                                                                       ==========     ==========     ==========     ==========

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                                               CALIFORNIA
                                                                                BOND                          INTERMEDIATE
                                                                                FUND                          TAX-FREE FUND
                                                                    -----------------------------     -----------------------------
                                                                      04/30/04         10/31/03         04/30/04         10/31/03
                                                                    ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                          $      9,919     $     34,665     $      1,045     $      2,259
     Net realized gain (loss) from:
        Investments, options, swaps and futures                           23,126           23,403              869            1,090
        Foreign currency transactions                                       (879)           1,197               --               --
     Net unrealized appreciation (depreciation) on:
        Investments, options, swaps and futures                          (18,555)          16,274           (1,402)            (720)
        Translation of assets and liabilities in
          foreign currencies                                                  70             (147)              --               --
                                                                    ------------     ------------     ------------     ------------

          Net increase in net assets from operations                      13,681           75,392              512            2,629
                                                                    ------------     ------------     ------------     ------------

   Distributions to shareholders from:
     Net investment income                                               (10,525)         (42,931)          (1,045)          (2,253)
     Net realized gains                                                   (4,036)         (38,431)          (1,055)            (400)
                                                                    ------------     ------------     ------------     ------------

          Total distributions to shareholders                            (14,561)         (81,362)          (2,100)          (2,653)
                                                                    ------------     ------------     ------------     ------------

   From capital share transactions:
     Proceeds from shares sold                                           123,774          604,729            2,487           10,188
     Reinvested dividends                                                 13,142           72,817              928              944
     Payments for shares redeemed                                       (152,515)        (970,034)          (9,877)         (12,666)
                                                                    ------------     ------------     ------------     ------------

          Net decrease in net assets
            from capital share transactions                              (15,599)        (292,488)          (6,462)          (1,534)
                                                                    ------------     ------------     ------------     ------------

          Net decrease in net assets                                     (16,479)        (298,458)          (8,050)          (1,558)

Net assets at beginning of period                                        852,076        1,150,534           59,012           60,570
                                                                    ------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                                         $    835,597     $    852,076     $     50,962     $     59,012
                                                                    ============     ============     ============     ============

Undistributed net investment income (loss)                          $     (2,805)    $     (2,199)    $         79     $         79
                                                                    ============     ============     ============     ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                   11,699           57,383              224              922
   Reinvested dividends                                                    1,249            6,960               84               85
   Redeemed                                                              (14,455)         (92,194)            (892)          (1,147)
                                                                    ------------     ------------     ------------     ------------

          Net decrease from capital share transactions                    (1,507)         (27,851)            (584)            (140)
                                                                    ============     ============     ============     ============

      The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003
                                                                               MONEY MARKET
                                                                                   FUND
                                                                       -----------------------------
                                                                         04/30/04         10/31/03
                                                                       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                             $      2,175     $      7,550
     Net realized gain (loss) from:
        Investments, options, swaps and futures                                  --               (2)
        Foreign currency transactions                                            --               --
     Net unrealized appreciation (depreciation) on:
        Investments, options, swaps and futures                                  --               --
        Translation of assets and liabilities in foreign currencies              --               --
                                                                       ------------     ------------

          Net increase in net assets from operations                          2,175            7,548
                                                                       ------------     ------------

   Distributions to shareholders from:
     Net investment income                                                   (2,175)          (7,550)
     Net realized gains                                                          --               --
                                                                       ------------     ------------

          Total distributions to shareholders                                (2,175)          (7,550)
                                                                       ------------     ------------

   From capital share transactions:
     Proceeds from shares sold                                              237,498          560,644
     Reinvested dividends                                                     2,231            7,105
     Payments for shares redeemed                                          (335,352)        (736,265)
                                                                       ------------     ------------

          Net decrease in net assets
            from capital share transactions                                 (95,623)        (168,516)
                                                                       ------------     ------------

          Net decrease in net assets                                        (95,623)        (168,518)

Net assets at beginning of period                                           701,587          870,105
                                                                       ------------     ------------

NET ASSETS AT END OF PERIOD                                            $    605,964     $    701,587
                                                                       ============     ============

Undistributed net investment income (loss)                             $         --     $         --
                                                                       ============     ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                     237,498          560,645
   Reinvested dividends                                                       2,231            7,105
   Redeemed                                                                (335,352)        (736,265)
                                                                       ------------     ------------

          Net decrease from capital share transactions                      (95,623)        (168,515)
                                                                       ============     ============

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004

                                           (UNAUDITED)
FREMONT GLOBAL FUND                         SIX MONTHS                              YEAR ENDED OCTOBER 31
--------------------------------------        ENDED         ---------------------------------------------------------------------
                                         APRIL 30, 2004       2003           2002           2001           2000           1999
                                         --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD     $   11.17       $    9.50      $   10.65      $   13.52      $   14.75      $   14.13
                                            ---------       ---------      ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS

     Net investment income                        .08             .27            .15            .24            .39            .41
     Net realized and unrealized
       gain (loss)                                .55            1.52          (1.18)         (2.56)           .89           1.89
                                            ---------       ---------      ---------      ---------      ---------      ---------
        Total income from investment
          operations                              .63            1.79          (1.03)         (2.32)          1.28           2.30
                                            ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                  (.01)           (.10)          (.12)          (.16)          (.54)          (.50)
     From net realized gains                       --              --             --           (.36)         (1.97)         (1.18)
     Return of capital distribution                --            (.02)            --           (.03)            --             --
                                            ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                      (.01)           (.12)          (.12)          (.55)         (2.51)         (1.68)
                                            ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD           $   11.79       $   11.17      $    9.50      $   10.65      $   13.52      $   14.75
                                            =========       =========      =========      =========      =========      =========

TOTAL RETURN                                    5.59%          18.94%        (9.85)%       (17.77)%          8.86%         17.37%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                         $ 243,319       $ 236,625      $ 508,214      $ 602,131      $ 799,490      $ 686,808
   Ratio of expenses to average
     net assets                                 1.06%*           .95%           .95%           .93%           .90%           .86%
   Ratio of net investment income
     to average net assets                      1.20%*          1.74%          1.43%          1.97%          2.54%          2.85%
   Portfolio turnover rate                        19%             73%           104%           173%           112%           113%


                                           (UNAUDITED)
FREMONT INTERNATIONAL GROWTH FUND          SIX MONTHS                               YEAR ENDED OCTOBER 31
---------------------------------             ENDED         ---------------------------------------------------------------------
                                         APRIL 30, 2004       2003           2002           2001           2000           1999
                                         --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD     $    7.21       $    6.32      $    7.50      $   12.13      $   13.01      $   10.34
                                            ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)                (.01)            .05            .13            .16             --(4)          --(4)
     Net realized and unrealized gain (loss)      .82             .94          (1.42)         (3.81)          (.28)          3.69
                                            ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                              .81             .99          (1.29)         (3.65)          (.28)          3.69
                                            ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                  (.07)           (.11)            --(4)        (.15)          (.02)          (.01)
     From net realized gains                       --              --             --           (.83)          (.58)         (1.01)
                                            ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                      (.07)           (.11)            --(4)        (.98)          (.60)         (1.02)
                                            ---------       ---------      ---------      ---------      ---------      ---------

   REDEMPTION FEE PROCEEDS 6                       --(4)          .01            .11            N/A            N/A            N/A
                                            ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD           $    7.95       $    7.21      $    6.32      $    7.50      $   12.13      $   13.01
                                            =========       =========      =========      =========      =========      =========

TOTAL RETURN 1                                 11.29%          16.19%       (15.69)%       (32.21)%        (2.54)%         38.70%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                         $  47,242       $  29,583      $  23,086      $  45,417      $  86,517      $  59,974
   Ratio of net expenses to average
     net assets2                                1.50%*          1.50%          1.50%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average
     net assets2                                1.51%*          1.71%          1.99%          1.88%          1.70%          1.74%
   Ratio of net investment income (loss)
     to average net assets                       .41%*           .79%           .07%           .07%         (.04)%           .04%
   Portfolio turnover rate                         6%              8%           114%            50%            43%            76%

For footnote references, see "Notes to Financial Highlights" on page 72.

      The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004

                                                            (UNAUDITED)
FREMONT LARGE CAP VALUE FUND                                 SIX MONTHS         YEAR ENDED OCTOBER 31        PERIOD FROM
---------------------------                                    ENDED          --------------------------     12/29/00 TO
                                                           APRIL 30, 2004        2003            2002          10/31/01
                                                           --------------        ----            ----          --------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                      $     7.46       $     5.96      $     7.91      $    10.00
                                                             ----------       ----------      ----------      ----------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                          .02              .06              --(4)           --
     Net realized and unrealized gain (loss)                        .77             1.46           (1.95)          (2.09)
                                                             ----------       ----------      ----------      ----------
        Total income from investment operations                     .79             1.52           (1.95)          (2.09)
                                                             ----------       ----------      ----------      ----------

   LESS DISTRIBUTIONS
     From net investment income                                    (.05)            (.02)             --(4)           --
                                                             ----------       ----------      ----------      ----------

        Total distributions                                        (.05)            (.02)             --(4)           --
                                                             ----------       ----------      ----------      ----------

   NET ASSET VALUE, END OF PERIOD                            $     8.20       $     7.46      $     5.96      $     7.91
                                                             ==========       ==========      ==========      ==========

TOTAL RETURN                                                     10.66%           25.51%        (24.63)%        (20.90)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                  $   10,663       $    9,707      $   22,224      $   27,191
   Ratio of net expenses to average net assets2                   1.20%*           1.20%           1.20%           1.20%*
   Ratio of gross expenses to average net assets2                 2.31%*           1.91%           1.45%           2.09%*
   Ratio of net investment income to average net assets            .58%*            .65%            .08%            .06%*
   Portfolio turnover rate                                          20%              79%             59%              5%


                                                            (UNAUDITED)
FREMONT LARGE CAP GROWTH FUND                                SIX MONTHS         YEAR ENDED OCTOBER 31        PERIOD FROM
-----------------------------                                   ENDED         --------------------------     09/28/01 TO
                                                           APRIL 30, 2004        2003           2002+          10/31/01+
                                                           --------------        ----           -----          ---------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                      $     8.67       $     7.96      $     9.16      $     9.24
                                                             ----------       ----------      ----------      ----------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment loss                                           (.03)            (.03)           (.04)             --(4)
     Net realized and unrealized gain (loss)                        .45              .74           (1.16)           (.08)
                                                             ----------       ----------      ----------      ----------
        Total income from investment operations                     .42              .71           (1.20)           (.08)
                                                             ----------       ----------      ----------      ----------

   NET ASSET VALUE, END OF PERIOD                            $     9.09       $     8.67      $     7.96      $     9.16
                                                             ==========       ==========      ==========      ==========

TOTAL RETURN                                                      4.84%            8.92%        (13.10)%          (.87)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                  $   25,427       $   23,191      $    3,260      $      496
   Ratio of net expenses to average net assets                    1.40%*           1.40%           1.40%            .15%++
   Ratio of gross expenses to average net assets2                 1.68%*           2.25%           5.10%           4.02%++
   Ratio of net investment loss to average net assets2           (.74)%*          (.69)%          (.76)%          (.04)%++
   Portfolio turnover rate                                          16%              55%             61%              2%

   + The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.
  ++ Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 72.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004

                                          (UNAUDITED)
FREMONT STRUCTURED CORE FUND              SIX MONTHS                               YEAR ENDED OCTOBER 31
----------------------------                 ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000           1999
                                        --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   10.59       $    9.03      $   10.90      $   15.59      $   15.70      $   15.56
                                           ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       .06             .08            .07            .08            .10            .14
     Net realized and unrealized gain
       (loss)                                    .55            1.56          (1.87)         (4.00)           .98           3.20
                                           ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                             .61            1.64          (1.80)         (3.92)          1.08           3.34
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                 (.08)           (.08)          (.07)          (.02)          (.11)          (.16)
     From net realized gains                      --              --             --           (.75)         (1.08)         (3.04)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                     (.08)           (.08)          (.07)          (.77)         (1.19)         (3.20)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   11.12       $   10.59      $    9.03      $   10.90      $   15.59      $   15.70
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN                                   5.77%          18.37%       (16.65)%       (26.07)%          7.18%         24.24%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $  73,480       $  71,265      $  63,676      $  86,546      $ 124,030      $ 142,459
   Ratio of net expenses to average
     net assets                                 .81%*           .91%          1.01%           .93%           .87%           .82%
   Ratio of net investment income to
     average net assets                         .99%*           .82%           .61%           .61%           .58%           .82%
   Portfolio turnover rate                       29%            169%            74%            69%            68%            80%


                                          (UNAUDITED)
FREMONT U.S. SMALL CAP FUND               SIX MONTHS                               YEAR ENDED OCTOBER 31
---------------------------                  ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000           1999
                                        --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   10.76       $    7.66      $   11.11      $   18.70      $   15.74      $    8.87
                                           ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment loss                        (.08)           (.14)          (.13)          (.07)          (.08)          (.02)
     Net realized and unrealized gain
       (loss)                                    .58            3.24          (3.32)         (5.84)          4.42           7.49
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total income from investment
          operations                             .50            3.10          (3.45)         (5.91)          4.34           7.47
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net realized gains                      --              --             --          (1.68)         (1.38)          (.60)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                       --              --             --          (1.68)         (1.38)          (.60)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   11.26       $   10.76      $    7.66      $   11.11      $   18.70      $   15.74
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN 1                                 4.65%          40.47%       (31.05)%       (33.73)%         27.75%         84.60%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $  54,800       $  38,738      $  31,563      $  46,060      $  72,067      $  29,579
   Ratio of net expenses to average
     net assets2                               1.60%*          1.60%          1.56%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average
     net assets2                               1.61%*          1.72%          1.88%          1.89%          1.83%          2.15%
   Ratio of net investment loss to
     average net assets                      (1.47)%*        (1.42)%        (1.27)%         (.52)%         (.45)%         (.75)%
   Portfolio turnover rate                       21%            207%           108%           134%           148%           161%

For footnote references, see "Notes to Financial Highlights" on page 72.

      The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004

                                          (UNAUDITED)
FREMONT U.S. MICRO-CAP FUND               SIX MONTHS                               YEAR ENDED OCTOBER 31
---------------------------                  ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000            1999
                                        --------------       ----           ----           ----           ----            ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   28.14       $   18.43      $   25.22      $   34.99      $   28.36      $   16.34
                                           ---------       ---------      ---------      ---------      ---------      ---------

  INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)               (.22)           (.33)          (.35)          (.13)           .02           (.18)
     Net realized and unrealized gain
       (loss)                                   1.16           10.04          (6.44)         (6.69)         13.03          17.94
                                           ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                             .94            9.71          (6.79)         (6.82)         13.05          17.76
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                   --              --             --             --           (.02)            --
     From net realized gains                      --              --             --          (2.95)         (6.40)         (5.74)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                       --              --             --          (2.95)         (6.42)         (5.74)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   29.08       $   28.14      $   18.43      $   25.22      $   34.99      $   28.36
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN                                   3.34%          52.69%       (26.92)%       (20.05)%         46.07%        110.46%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $ 566,198       $ 573,677      $ 401,068      $ 600,259      $ 825,973      $ 300,503
   Ratio of net expenses to average
     net assets2                               1.61%*          1.64%          1.61%          1.60%          1.57%          1.82%
   Ratio of net investment income
     (loss) to average net assets            (1.39)%*        (1.47)%        (1.33)%         (.47)%           .06%         (.97)%
   Portfolio turnover rate                       47%            105%            68%            90%           117%           164%


                                          (UNAUDITED)
FREMONT REAL ESTATE SECURITIES FUND       SIX MONTHS                               YEAR ENDED OCTOBER 31
------------------------------------         ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000           1999
                                        --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   10.09       $    8.12      $    8.22      $    7.79      $    7.51      $    7.98
                                           ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       .15             .46            .39            .21            .43            .35
     Net realized and unrealized
       gain (loss)                               .24            2.10           (.11)           .61            .35           (.34)
                                           ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                             .39            2.56            .28            .82            .78            .01
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                 (.10)           (.59)          (.38)          (.36)          (.43)          (.39)
     From net realized gains                      --              --             --           (.03)          (.07)          (.09)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                     (.10)           (.59)          (.38)          (.39)          (.50)          (.48)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   10.38       $   10.09      $    8.12      $    8.22      $    7.79      $    7.51
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN1                                  3.73%          32.75%          3.12%         10.43%         10.59%         (.07)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $  24,396       $  29,567      $  20,181      $  18,443      $  25,829      $  31,499
   Ratio of net expenses to average
     net assets2                               1.50%*          1.50%          1.50%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average
     net assets2                               1.56%*          1.74%          1.62%          2.06%          2.10%          1.88%
   Ratio of net investment income to
     average net assets                        2.94%*          4.89%          4.19%          4.14%          5.51%          4.32%
   Portfolio turnover rate                       97%             60%            79%           122%            91%           198%

For footnote references, see "Notes to Financial Highlights" on page 72.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004


                                          (UNAUDITED)
FREMONT BOND FUND                         SIX MONTHS                               YEAR ENDED OCTOBER 31
------------------------------------         ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000            1999
                                        --------------       ----           ----           ----           ----            ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   10.43       $   10.51      $   10.57      $    9.73      $    9.66      $   10.44
                                           ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       .12             .27            .41            .54            .61            .60
     Net realized and unrealized gain
       (loss)                                    .05             .36            .13            .95            .15           (.60)
                                           ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                             .17             .63            .54           1.49            .76             --
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                 (.13)           (.37)          (.47)          (.53)          (.69)          (.60)
     From net realized gains                    (.05)           (.34)          (.13)          (.12)            --           (.18)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                     (.18)           (.71)          (.60)          (.65)          (.69)          (.78)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   10.42       $   10.43      $   10.51      $   10.57      $    9.73      $    9.66
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN1                                  1.62%           6.20%          5.43%         15.79%          8.33%           .01%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $ 835,597       $ 852,076     $1,150,534      $ 921,323      $ 227,450      $ 184,435
   Ratio of net expenses to average
     net assets2                                .60%*           .61%           .59%           .57%          1.83%(3)        .60%
   Ratio of gross expenses to average
     net assets2                                .69%*           .66%           .64%           .63%          1.90%           .67%
   Ratio of net investment income
     to average net assets                     2.31%*          2.81%          3.75%          4.90%          6.44%          6.01%
   Portfolio turnover rate                       37%             85%            81%           160%           176%           298%



FREMONT CALIFORNIA INTERMEDIATE           (UNAUDITED)
 TAX-FREE FUND                            SIX MONTHS                               YEAR ENDED OCTOBER 31
-----------------------------------          ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000           1999
                                        --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $   11.08       $   11.08      $   11.16      $   10.87      $   10.67      $   11.25
                                           ---------       ---------      ---------      ---------      ---------      ---------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       .20             .41            .48            .51            .50            .51
     Net realized and unrealized gain
       (loss)                                   (.14)            .07           (.08)           .29            .21           (.58)
                                           ---------       ---------      ---------      ---------      ---------      ---------

        Total income from investment
          operations                             .06             .48            .40            .80            .71           (.07)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   LESS DISTRIBUTIONS
     From net investment income                 (.20)           (.41)          (.48)          (.51)          (.51)          (.51)
     From net realized gains                    (.20)           (.07)            --             --             --(4)          --
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                     (.40)           (.48)          (.48)          (.51)          (.51)          (.51)
                                           ---------       ---------      ---------      ---------      ---------      ---------

   NET ASSET VALUE, END OF PERIOD          $   10.74       $   11.08      $   11.08      $   11.16      $   10.87      $   10.67
                                           =========       =========      =========      =========      =========      =========

TOTAL RETURN 1                                  .47%           4.46%          3.65%          7.49%          6.78%         (.68)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $  50,962       $  59,012      $  60,570      $  65,153      $  62,800      $  63,919
   Ratio of net expenses to average
     net assets2                                .55%*           .55%           .53%           .49%           .49%           .45%
   Ratio of gross expenses to average
     net assets2                                .71%*           .69%           .67%           .69%           .70%           .64%
   Ratio of net investment income
     to average net assets                     3.61%*          3.72%          4.32%          4.57%          4.70%          4.59%
   Portfolio turnover rate                       35%            116%            22%             6%            13%             6%

For footnote references, see "Notes to Financial Highlights" on page 72.

      The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2004


                                          (UNAUDITED)
FREMONT MONEY MARKET FUND                 SIX MONTHS                               YEAR ENDED OCTOBER 31
-----------------------------------          ENDED         ---------------------------------------------------------------------
                                        APRIL 30, 2004       2003           2002           2001           2000           1999
                                        --------------       ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
  For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD    $    1.00       $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                           ---------       ---------      ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                        --(4)          .01            .02            .05            .06            .05
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total income from investment
          operations                              --(4)          .01            .02            .05            .06            .05
                                           ---------       ---------      ---------      ---------      ---------      ---------
   LESS DISTRIBUTIONS
     From net investment income                   --(4)         (.01)          (.02)          (.05)          (.06)          (.05)
                                           ---------       ---------      ---------      ---------      ---------      ---------
        Total distributions                       --(4)         (.01)          (.02)          (.05)          (.06)          (.05)
                                           ---------       ---------      ---------      ---------      ---------      ---------
   NET ASSET VALUE, END OF PERIOD          $    1.00       $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                           =========       =========      =========      =========      =========      =========
TOTAL RETURN                                    .34%            .93%          1.77%          4.67%          5.99%          4.89%1
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (000s omitted)                        $ 605,964       $ 701,587      $ 870,105      $ 777,523      $ 707,992      $ 760,950
   Ratio of net expenses to average
     net assets2,5                              .43%*           .42%           .42%           .42%           .42%           .37%
   Ratio of gross expenses to average
     net assets2,5                              .43%*           .42%           .42%           .42%           .42%           .42%
   Ratio of net investment income to
     average net assets                         .68%*           .95%          1.75%          4.54%          5.80%          4.83%

For footnote references, see "Notes to Financial Highlights" on page 72.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Highlights - April 30, 2004 (Unaudited)

The following notes relate to the Financial Highlights of the Funds presented on pages 66 through 71:

   1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

   2 See Note 4 of "Notes to Financial Statements."

   3 Ratio of net expenses to average net assets excluding interest expense is 0.62%.

   4 Less than $0.01 per share.

   5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

   6 Redemption fee proceeds instituted on April 19, 2002.

   * Annualized.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

1. SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

     The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A.   SECURITY VALUATION

     Investments, including futures and options, are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based on the relative values of the positions held by each party to the contracts.

     The Fremont International Growth Fund and the Fremont Global Fund fair value price their foreign equity portfolio securities under the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the time each Fund prices its shares at the close of the NYSE, each Fund obtains a fair value for its foreign investments when it determines that the market quotations for the foreign investments are either not readily available or may be unreliable.

     The fair value prices of these foreign investments will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Funds have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. An independent pricing service furnishes the Funds with data for fair value pricing (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when the Fund determines that the use of such prices will have a material impact on the net asset value of a Fund holding foreign securities. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

     If a market quotation is not readily available for these securities, the security is valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board.

     As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

B.   SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

     Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

D.   INCOME TAXES

     No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

     Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.

           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

     due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

     Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E.   ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.   FOREIGN CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain
     (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

G.   INDEMNIFICATIONS

      Under the Funds' organizational documents, its current and former officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

2. REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2004, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3. DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with their investment objectives, certain Funds may use the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, programs, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

          Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, or to hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates, to establish more definitely the effective return on securities or currencies held or intended to be acquired.

          Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

          Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

          Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

          Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

          Engage in forward currency transactions in anticipation of, or to protect the Fund against, fluctuations in exchange rates.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

          Engage in interest rate, credit, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return.

          Engage in long positions in Put and Call swaptions (options on swaps), for the right to pay or receive a predetermined fixed rate in exchange for LIBOR at some time in the future. As with other options, swaptions can be utilized to gain exposure to the price activity, or volatility, of an underlying security, index or interest rate which can be used to protect the value of a portfolio's existing holdings.

          Engage in writing Put and Call swaptions (options on swaps), for the purposes of generating premium income, or in the case of a written put swaption, to gain exposure to fixed interest rates at a lower cost than investing directly in a receiver fixed rate interest rate swap.

          Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          Inflation-indexed bonds are fixed income securities whose principle value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

     In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

A.   FUTURES

     A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

     At April 30, 2004, the open futures contracts were as follows:

                                                                                       NET UNREALIZED
                                         CONTRACTS   EXPIRATION         NOTIONAL        APPRECIATION
                                          TO SELL       DATE             AMOUNT         (DEPRECIATION)
                                        --------------------------------------------------------------
GLOBAL FUND
S&P 500 Index                                1       Jun '04         $             289      $      (12)
                                                                                            ----------
                                                                                            $      (12)
                                                                                            ==========
STRUCTURED CORE
S&P 500 Index                                4       Jun '04         $           1,140      $      (34)
                                                                                            ----------
                                                                                            $      (34)
                                                                                            ==========
BOND FUND
5 Year U.S. Treasury Note                   83       Jun '04         $           9,329      $     (204)
10 Year U.S. Treasury Note               1,542       Jun '04         $         175,301          (4,910)
EURO-BOBL 5 Year                           214       Jun '04         (euro)     23,910             (65)
EURO-BUND 10 Year                           94       Jun '04         (euro)     10,768             (52)
EURIBOBL Options June Futures               70       Jun '04         (euro)          1              --
10 Year U.S. Treasury Note                 308       Sep '04         $          33,760            (159)
Euro Dollar                                151       Dec '04         $          36,824              96
Euro Dollar                                102       Mar '05         $          24,803              15
Euro Dollar                                167       Jun '05         $          40,556            (113)
EURIBOR June Futures                       243       Jun '05         (euro)     58,970             128
EURIBOR September Futures                  222       Sep '05         (euro)     53,818              34
Euro Dollar                                 71       Sep '05         $          17,218             (92)
EURIBOR December Futures                   359       Dec '05         (euro)     87,010            (142)
EURIBOBL Options December Futures           80       Dec '05         (euro)         --              --
Euro Dollar                                 75       Dec '05         $          18,133            (104)
Euro Dollar                                 53       Mar '06         $          12,748             (42)
                                                                                            ----------
                                                                                            $   (5,610)
                                                                                            ==========

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)


                                                                                       NET UNREALIZED
                                         CONTRACTS   EXPIRATION         NOTIONAL        APPRECIATION
                                          TO SELL       DATE             AMOUNT         (DEPRECIATION)
                                        --------------------------------------------------------------
BOND FUND
30 Year U.S. Treasury Bond                   8       Jun '04         $             920      $       63
EURIBOR Options September Futures           32       Sep '04         (euro)          8               9
EURIBOR Options December Futures            34       Dec '04         (euro)         29              33
                                                                                            ----------
                                                                                            $      105
                                                                                            ==========

     Various U.S. Treasury securities, as denoted on the Schedule of Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

B.   SWAP AGREEMENTS

     In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. At April 30, 2004, the Funds had the following open swap agreements:

                                                                                MATURITY
                PAY                                RECEIVE                        DATE           NOTIONAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
BOND FUND
   1 Month USD-LIBOR                  Lehman CMBS ERISA Eligible Index          07/01/04      $                700    $       (22)
   1 Month USD-LIBOR                  Lehman CMBS ERISA Eligible Index          07/30/04      $              1,000            (32)
   1 Month USD-LIBOR                  Lehman CMBS ERISA Eligible Index          09/30/04      $              1,700            (71)
   6 Month LIBOR                      Fixed Rate 4.000%                         03/15/07      (euro)        17,000            283
   6 Month LIBOR                      Fixed Rate 4.000%                         12/21/07      (euro)        25,000            134
   6 Month LIBOR                      Fixed Rate 4.000%                         06/17/08      (euro)        15,900            148
   3 Month USD-LIBOR                  Fixed Rate 4.000%                         06/16/09      $             40,100           (321)
   6 Month LIBOR                      Fixed Rate 4.000%                         06/17/10      (euro)        44,700           (305)
   6 Month GBP-LIBOR                  Fixed Rate 5.000%                         06/16/11      (pound)        7,100           (152)
   6 Month EURIBOR                    Fixed Rate 6.000%                         03/15/17      (euro)         6,000             93
   Fixed Rate 5.000%                  6 Month GBP-LIBOR                         03/15/17      (pound)        4,800             35
   Fixed Rate 5.000%                  6 Month GBP-LIBOR                         03/15/32      (pound)        1,300            (25)
   6 Month EURIBOR                    Fixed Rate 6.000%                         03/15/32      (euro)         4,400             79
                                                                                                                      -----------
                                                                                                                      $      (156)
                                                                                                                      ===========

     The Bond Fund received and paid premiums of $461 and $796, respectively, and at April 30, 2004, the unrealized loss was $491.

C.   OPTIONS

     Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

     Transactions in written put and call options for the six months ended April 30, 2004 for the Bond Fund were as follows:

                                                            BOND FUND
                                                            ---------
                                                    AMOUNT OF        NUMBER OF
                                                     PREMIUMS        CONTRACTS
                                                   -----------------------------
Options outstanding at October 31, 2003            $    2,247       62,001,022
Options sold                                              838        8,501,099
Options cancelled in closing purchase
  transactions                                           (107)             (92)
Options expired prior to exercise                        (933)     (14,601,212)
Options exercised                                          --               --
                                                   -----------------------------
Options outstanding at April 30, 2004              $    2,045       55,900,817
                                                   =============================

76 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

     The following written options were outstanding at April 30, 2004:

                                                               NUMBER
                                                                 OF         EXERCISE     EXPIRATION
                        NAME OF ISSUER                        CONTRACTS       PRICE         DATE         VALUE
                   --------------------------------------------------------------------------------------------
BOND FUND
Call Options:      US Treasury Note 10 Year Futures                   6          115       Jun '04       $   --
                   US Treasury Note 10 Year Futures                  48          116       Jun '04            1
                   3 Month LIBOR                              4,900,000        3.75%       Jun '04            1
                   US Treasury Note 5 Year Futures                   24        111.5       Sep '04            9
                   US Treasury Note 10 Year Futures                  43          114       Sep '04           18
                   US Treasury Note 10 Year Futures                 133          115       Sep '04           39
                   3 Month LIBOR                              3,600,000        3.80%       Oct '04            6
                   3 Month LIBOR                             12,700,000        5.50%       Jan '05          546
                   3 Month LIBOR                             13,900,000        6.00%       Jun '05          806
Put Options:       US Treasury Note 10 Year Futures                  16          107       Jun '04            2
                   US Treasury Note 10 Year Futures                  78          109       Jun '04           31
                   US Treasury Note 10 Year Futures                  61          110       Jun '04           43
                   Euro Dollar Futures                              299           98       Jun '04            4
                   US Treasury Note 10 Year Futures                  73          108       Sep '04          117
                   US Treasury Note 5 Year Futures                   36        107.5       Sep '04           33
                   3 Month LIBOR                             12,700,000        7.00%       Jan '05           25
                   3 Month LIBOR                              8,100,000        6.70%       Jun '05           63
                                                                                                         ------
                                                                                                         $1,744
                                                                                                         ======

     The Bond Fund received premiums of $2,045 on these contracts and at April 30, 2004, the unrealized gain was $301.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

     At April 30, 2004, the underlying values for open foreign currency contracts were as follows:

                                                                                                         NET UNREALIZED
              TO RECEIVE          FOREIGN               SETTLEMENT         INITIAL                        APPRECIATION
             (TO DELIVER)         CURRENCY                 DATES            VALUE      CURRENT VALUE     (DEPRECIATION)
             ----------------------------------------------------------------------------------------------------------
GLOBAL FUND
                  (2,865)      British Pound         05/20/04-07/30/04   $  (5,263)       $  (5,064)         $    199
                  (7,500)      Canadian Dollar           05/20/04           (5,686)          (5,467)              219
                 (23,000)      Euro                      05/20/04          (28,764)         (27,531)            1,233
                 313,000       Japanese Yen              05/20/04            2,936            2,838               (98)
                (313,000)      Japanese Yen              05/20/04           (2,976)          (2,838)              138
                                                                                                             --------
                                                                                                             $  1,691
                                                                                                             ========
BOND FUND
                   1,657       Brazilian Real        05/24/04-07/26/04   $     552        $     559          $      7
                    (239)      British Pound             05/26/04             (423)            (423)               --
                 243,024       Chilean Peso          05/19/04-06/18/04         400              387               (13)
                  (9,775)      Euro                      05/10/04          (11,725)         (11,704)               21
                   4,361       Hong Kong Dollar      05/24/04-07/26/04         561              560                (1)
                  13,656       Indian Rupee              06/21/04              302              308                 6
               1,207,750       Japanese Yen              05/18/04           10,942           10,949                 7
                 655,292       South Korean Won      05/24/04-07/26/04         559              556                (3)
                   4,172       Mexican Peso          05/26/04-06/18/04         374              364               (10)
                   1,317       Peruvian Nouveau sol  05/24/04-06/21/04         379              378                (1)
                  10,885       Russian Ruble         05/19/04-06/17/04         382              373                (9)
                     950       Singapore Dollar      05/24/04-07/26/04         560              559                (1)
                  12,582       Slovakian Koruna      05/24/04-06/21/04         379              371                (8)
                   2,574       South African Rand    05/24/04-06/21/04         379              369               (10)
                   6,014       Taiwan Dollar             05/24/04              181              181                --
                                                                                                             --------
                                                                                                             $    (15)
                                                                                                             ========

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

E.   SHORT SALES

     At April 30, 2004, the Bond Fund had the following short sales open:

                                                                         TOTAL
       PAR                   DESCRIPTION                    VALUE       PROCEEDS
     ---------------------------------------------------------------------------
     $   400     U.S. Treasury Note 4.000%, due 2/15/14     $   384     $   387
      24,100     U.S. Treasury Bond 6.250%, due 8/15/23      26,787      27,510
       7,100     U.S. Treasury Bond 6.250%, due 5/15/30       7,981       8,234
       1,900     U.S. Treasury Bond 5.375%, due 2/15/31       1,926       1,951
                                                            --------------------
                                                            $37,078     $38,082
                                                            ====================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     Each of the Funds have entered into an investment management agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                   ADVISORY FEE                                                   ADVISORY FEE
------------------------------------------------------------------------------------------------------------------------------
Global Fund                  0.60%                         Real Estate Securities Fund*   0.85%

International Growth Fund*   1.00%                         Bond Fund*                     0.40%

Large Cap Value Fund*        0.75%                         California Intermediate
                                                           Tax-Free Fund*                 0.40% on first $25 million

Large Cap Growth*            0.95%                                                        0.35% on next $25 million

Structured Core Fund         0.35%                                                        0.30% on next $50 million

U.S. Small Cap Fund*         1.00%                                                        0.25% on next $50 million

U.S. Micro-Cap Fund**        2.50% on first $30 million                                   0.20% on balance over $150 million
                             2.00% on next $70 million     Money Market Fund              0.30% on first $50 million
                             1.50% on balance over                                        0.20% on balance over $50 million
                             $100 million

   * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

  ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

     For administrative services received, each Fund, except for the U.S. Micro-Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

     For the International Growth Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the U.S. Micro-Cap Fund, and the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 1.20%, 1.40%, 1.60%, 1.98%, and 0.55%, respectively, of average net assets. For the Bond Fund, the Advisor has voluntarily limited the total operating expenses to 0.60% of its average net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

     the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. As of April 30, 2004, the Advisor has not recouped waivers and reimbursements for the following Funds:

     International Growth Fund                            $  470
     Large Cap Value Fund                                    340
     Large Cap Growth Fund                                   232
     U.S. Small Cap Fund                                     409
     Real Estate Securities Fund                             218
     Bond Fund                                               374
     California Intermediate Tax-Free Fund                   332

     Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. For the six months ended April 30, 2004, the International Growth Fund received redemption fees of $4.

     The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees.

     AFFILIATED COMPANY TRANSACTIONS

     The U.S. Micro-Cap Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2004:

                                  SHARE                                                             SHARE
                                 BALANCE,    AGGREGATE    AGGREGATE        NET                     BALANCE,          VALUE,
                                OCTOBER 31,   PURCHASE      SALES        REALIZED                  APRIL 30,        APRIL 30,
ISSUER                              2003        COST         COST       GAIN(LOSS)      INCOME       2004             2004
                              -----------------------------------------------------------------------------------------------
Anaren, Inc.                   1,113,400    $       --    $       --    $       --    $        --     1,113,400    $   16,423
BHA Group Holdings, Inc.
  (Class A)                      421,300            --            --            --            211       421,300        13,452
Ceragon Networks Ltd.                 --+       14,571            --            --             --     2,037,200        12,142
Clean Harbors, Inc.                   --+        8,550            35             2             --     1,197,700        10,288
COMARCO, Inc.                         --+        4,500            --            --             --       415,600         3,167
Computer Access
  Technology Corp.                    --+        5,605            --            --             --     1,188,400         5,562
Exfo Electro-Optical
  Engineering, Inc.                   --+        4,509                                                1,240,400         5,359
hi/fn, inc                       808,700         2,164           646           541             --       857,400         7,477
NeoPharm, Inc.                 1,435,920         3,583            --            --             --     1,634,220        33,420
Northern Technologies
  International Corp.            330,450            --            --            --             17       330,450         1,487
PDF Solutions, Inc.            1,518,200            --         6,117         2,618             --            --*           --*
Perma-Fix Environmental
  Services, Inc.               1,856,400            --         5,037          (193)            --            --*           --*
RIT Technologies Ltd.            876,900            --            --            --             --       876,900         1,298
Sensytech, Inc.                  377,000            --         3,369         1,455             --            --*           --*
Trident Microsystems, Inc.     1,034,900         4,962         9,668         8,585             --            --*           --*
TVI Corp.                             --+        6,623            --            --             --     1,562,600         6,563
Vixel Corp.                    2,021,200            --         9,751        10,461             --            --*           --*
                                            -----------------------------------------------------                  ----------
                                            $   55,067    $   34,623    $   23,469    $       228                  $  116,638
                                            =====================================================                  ==========

   + Issuer was not an affiliated company at October 31, 2003.

   * Issuer was not an affiliated company at April 30, 2004.

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

     OTHER RELATED PARTIES

     At April 30, 2004, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts and affiliated companies, owned directly or indirectly the following approximate percentages of the various
     Funds:

                                                % OF SHARES OUTSTANDING
                                                -----------------------

     Global Fund                                             17%
     International Growth Fund                               34%
     Large Cap Value Fund                                     7%
     Large Cap Growth Fund                                    1%
     Structured Core Fund                                    16%
     U.S. Small Cap Fund                                     18%
     U.S. Micro-Cap Fund                                     --%
     Real Estate Securities Fund                             16%
     Bond Fund                                                1%
     California Intermediate Tax-Free Fund                   20%
     Money Market Fund                                       86%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2004, the U.S. Small Cap Fund had less than 1% invested in the Money Market Fund and the U.S. Micro-Cap Fund had 11% invested in the Money Market Fund. As of April 30, 2004, 18% of the Money Market Fund is held by Fremont Funds. The U.S. Small Cap and U.S. Micro-Cap Fund earned dividends of less than $1 and $190, respectively, from the Money Market Fund during the six months ended April 30, 2004.

5. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2004 were as follows:

                                                       PURCHASES       PROCEEDS
                                                       ---------       --------
Long-term securities excluding U.S. Government securities:
     Global Fund                                      $   45,045     $   61,702
     International Growth Fund                            15,506          2,623
     Large Cap Value Fund                                  1,923          1,956
     Large Cap Growth Fund                                 4,425          3,796
     Structured Core Fund                                 21,400         23,028
     U.S. Small Cap Fund                                  22,975          9,911
     U.S Micro-Cap Fund                                  242,950        279,307
     Real Estate Securities Fund                          30,098         34,434
     Bond Fund                                           113,536        160,301
     California Intermediate Tax-Free Fund                19,219         29,504
Long-term U.S. Government securities:
     Global Fund                                              73          1,448
     Bond Fund                                            99,728        277,468

6. PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

7. FEDERAL INCOME TAX MATTERS

     As of April 30, 2004, the tax basis components of net assets were as follows:

                                                                                      LARGE CAP
                                           GLOBAL     INTERNATIONAL    LARGE CAP        GROWTH       STRUCTURED     U.S. SMALL
                                            FUND       GROWTH FUND     VALUE FUND        FUND        CORE FUND       CAP FUND

                                         -------------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES     $  211,175     $   43,063     $    8,972     $   20,837     $   63,226     $   45,561
                                         =====================================================================================
Gross tax unrealized appreciation        $   33,012     $    5,160     $    1,759     $    4,524     $   11,376     $   12,331
Gross tax unrealized depreciation            (3,472)        (1,188)           (81)           (22)        (1,190)        (2,090)
                                         -------------------------------------------------------------------------------------
Net tax unrealized appreciation
  on investments                             29,540          3,972          1,678          4,302         10,186         10,241
Net tax appreciation (depreciation)
  on derivatives and foreign-currency
  denominated assets and liabilities          1,673              1             --             --            (34)            --
                                         -------------------------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION          $   31,213     $    3,973     $    1,678     $    4,302     $   10,152     $   10,241
                                         =====================================================================================
                                                       .

                                                              U.S        REAL ESTATE                    CALIFORNIA       MONEY
                                                           MICRO-CAP      SECURITIES                   INTERMEDIATE      MARKET
                                                              FUND           FUND         BOND FUND   TAX-FREE FUND       FUND
                                                           ----------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES                       $  509,682     $   25,950     $  863,714     $   51,312     $  606,548
                                                           ======================================================================
Gross tax unrealized appreciation                          $   99,213     $      189     $    8,915     $      789     $       --
Gross tax unrealized depreciation                             (34,597)        (1,734)        (3,376)          (252)            --
                                                           ----------------------------------------------------------------------
Net tax unrealized appreciation
  (depreciation) on investments                                64,616         (1,545)         5,539            537             --
Net tax depreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                                  --             --         (4,534)            --             --
                                                           ----------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION (DEPRECIATION)             $   64,616     $   (1,545)    $    1,005     $      537     $       --
                                                           ======================================================================

For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.



                                                                                                           REAL ESTATE      MONEY
EXPIRING    GLOBAL     INTERNATIONAL  LARGE CAP     LARGE CAP     STRUCTURED    U.S. SMALL   U.S. MICRO-    SECURITIES      MARKET
IN           FUND       GROWTH FUND   VALUE FUND   GROWTH FUND    CORE FUND      CAP FUND      CAP FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
2007      $       --    $       --    $       --    $       --    $       --    $       --    $       --    $    2,985    $       --
2008          27,166
2009              --         3,531            62             1         9,580         9,405        27,062            --            21
2010          54,802        12,562         6,982           385         8,812        13,467        65,655            --            --
2011          34,351           139         5,907           555            --        12,479       106,087            --             2
          --------------------------------------------------------------------------------------------------------------------------
          $  116,319    $   16,232    $   12,951    $      941    $   18,392    $   35,351    $  198,804    $    2,985    $       23
          ==========================================================================================================================

8. LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the LOC equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the LOC.

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.

            Notes to Financial Statements - April 30, 2004(Unaudited) (All dollars in thousands except par and exercise prices)

     Borrowing activity under the line of credit for the six months ended April 30, 2004 was as follows:




                           AVERAGE      MAXIMUM                     AMOUNT
                            AMOUNT       AMOUNT      INTEREST    OUTSTANDING AT
FUND                    OUTSTANDING   OUTSTANDING    EXPENSE     APRIL 30, 2004
--------------------------------------------------------------------------------
Global Fund               $      2      $     16     $     --*      $     --
International Fund               1            78           --*            --
Large Cap Value Fund            29           330           --*            --
Large Cap Growth Fund            7           255           --*            --
                                                     -----------------------
                                                     $     --*      $     --
                                                     =======================

   * Less than $1.

9. LEGAL MATTERS

     The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including the Advisor and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U.S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

     On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was terminated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

     On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current employee and at least one former employee of the Advisor, who was formerly an officer of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On March 12, 2004, Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. No discovery has commenced, and no trial date has been set, and no lead plaintiff has been chosen. Again, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On June 16, 2004, the Staff informed the Advisor that it intended to amend the January 29, 2004 Wells notice to add allegations that the Advisor violated the Investment Company Act of 1940 in connection with "late trading" by a broker-dealer in fund shares in 2001. The Staff has also indicated its intention to recommend an action against an employee of the Advisor for aiding and abetting such alleged "late trading" by the broker-dealer.

     We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributed to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue what, if any, action should be taken against individuals.

     We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us-and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                             Proxy Voting Procedures

The Advisor and the Sub-Advisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Funds. You may obtain a description of these procedures without charge, by calling toll-free, 800-548-4539. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                                                        FREMONT MUTUAL FUNDS  83

                       This page left blank intentionally

FREMONT FUNDS
-------------

333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001a-0406

--------------------------------------------------------------------------------

                                    [PHOTO]

                    " DURING THE PAST CENTURY, WE HAVE SEEN THE POWER OF THE FREE ENTERPRISE SYSTEM. LIMITED ONLY BY VISION AND CAPITAL, THE OPPORTUNITIES ARE ENDLESS."
                                                             - E. Douglas Taylor

     FREMONT MUTUAL FUNDS, INC.
     ---------------------------------------------------------------------------
                                             SEMI-ANNUAL REPORT | APRIL 30, 2004
--------------------------------------------------------------------------------

o Fremont Institutional U.S. Micro-Cap Fund

o Fremont Institutional Yield+ Fund

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]

"DURING THE PAST CENTURY, WE HAVE SEEN THE POWER OF THE FREE ENTERPRISE SYSTEM. LIMITED ONLY BY VISION AND CAPITAL, THE OPPORTUNITIES ARE ENDLESS."

Dear Fremont Fund Shareholders,

Fears of higher interest rates, soaring gasoline prices, worries over rising commodity prices and geopolitical turmoil have given investors a strong dose of uncertainty thus far in 2004. And capital markets despise uncertainty. Thus, in spite of positive signs of an economic recovery, i.e., continued rises in productivity, decent job growth and rebounding earnings announcements, capital markets have performed rather anemically this year.

Through April 2004, the U.S. stock market, as measured by the S&P 500 Index, is basically flat, up 0.1%. The same holds true for the U.S. bond market, as the Lehman Brothers U.S. Aggregate Bond Index shows a zero return for the first four months of the year. Foreign markets haven't done much better; the MSCI EAFE Index is just up 2.1% during the same period.

The uncertainty alluded to above is exacerbated by the spate of troubling news stories, both domestic and foreign, whether they be the atrocities of international terrorism or the constant barrage of political maneuvering in advance of the upcoming national elections. More apropos to the reader of this letter have been the mutual fund scandals that have rocked our industry for the past several months. We are committed to the highest ethical standards and will continue to work for your trust. For Fremont Investment Advisor's statement, please refer to the Fremont Funds' Web site at www.fremontfunds.com, the prospectus or the relevant notes to this report.

This does not provide a great backdrop for robust capital markets. But in spite of the world's current troubles, it is important to remember that the U.S. still maintains its leadership in creativity, productivity and production. During the past century, we have seen the power of the free enterprise system. Limited only by vision and capital, the opportunities are endless. This template should give us hope and instill confidence in our capital markets over the long haul.

While the Institutional U.S. Micro-Cap Fund has retrenched slightly thus far in 2004, the Fund's long-term record is certainly something to boast about. For the five years ended April 30, 2004, the Fund turned in an impressive 17.0% annualized return compared to -0.45% return for its benchmark, the Russell 2000 Growth Index. Performance data quoted represents past performance and does not guarantee future results. Please see the individual fund pages that follow for complete fund performance.

On the business front, the sale of Fremont Investment Advisors, Inc. (FIA) is progressing normally, and we would expect to have an announcement within the not-too-distant future. In the meantime, the entire FIA team continues to be committed to providing each shareholder top quality products at a competitive cost. We recognize that we are in a competitive business and to us that means providing for your needs as a shareholder is our number one priority every day.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund                                      2
Fremont Institutional Yield+ Fund                                              4

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Institutional U.S. Micro-Cap Fund                                      7
Fremont Institutional Yield+ Fund                                              9

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          11
Statements of Operations                                                      12
Statements of Changes in Net Assets                                           13

FINANCIAL HIGHLIGHTS                                                          14

NOTES TO FINANCIAL STATEMENTS                                                 16

PROXY VOTING PROCEDURES                                                       20

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT INSTITUTIONAL U.S. MICRO-CAPFUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2004, the Fremont Institutional U.S. Micro-Cap Fund returned 3.72%, compared to the Russell 2000 Growth Index's 4.01% gain.

     Volatility in the technology sector was the primary reason for the Fund's lagging performance in first half fiscal 2004. Technology stocks were like the little girl in the nursery rhyme--when they were good, they were very, very good, and when they were bad, they were horrid. Our tech sector holdings were the major driver of strong returns in the first three months of this reporting period and were primarily responsible for the portfolio's negative returns over the last three months. The three other innovative sectors we invest in (health care, consumer, and services) generated positive returns throughout this six-month reporting period.

     Technology stocks, which performed exceptionally well during the market rally that began in March 2003, have led stock prices lower in the current correction. Initially, tech stocks' strong performance reflected the anticipation of improving industry fundamentals. Although fundamentals improved, valuations rose much faster than earnings, making a correction inevitable. We did what we always do when faced with a challenging period for any sector. We took some profits and consolidated our tech holdings, concentrating assets in those stocks we had the most confidence would rebound strongly when investor confidence returned. During the last three months of this reporting period, investors were indiscriminately dumping most everything with a tech label. However, we expect our strategy to benefit shareholders when individual tech stocks are evaluated based on their own fundamental merits.

     We can't predict when the tech stock correction will end. However, with many tech stocks down 20% or more in just four months and valuations now much more reasonable, we think the decline may be close to having run its course. We believe technology spending will continue to trend higher over the next year. We note that the hardware and software purchased in preparation for Y2K is close to being fully depreciated. Consequently, companies will soon be able to purchase new computers, printers, servers, etc., without having to write off the old against earnings. Also many of the products purchased during the late 90s tech-spending boom are now becoming obsolete and will need to be replaced by new productivity enhancing equipment.

     Stocks in general have continued to struggle since a strong March jobs report convinced investors the Federal Reserve would begin tightening this summer. With short-term interest rates at historically (and artificially) low levels and inflation likely to remain relatively subdued, we are not all that concerned about Fed rate hikes. Of course, there are other complicating factors, most notably the upcoming Presidential election, Iraq, and terrorism that cloud the market outlook. Barring any unforeseeable events, eventually, we think investors will worry less about what the Fed may be doing and focus more on the outlook for the economy and corporate earnings, especially the growth prospects for select micro-cap companies.

     At the close of first half fiscal 2004, 32% of portfolio assets was in technology, 21% in health care, 13% in consumer, 15% in services, 5% in special situations, and 14% (near our mandated maximum) was in cash. This compares to 38% in tech, 20% in health care, 13% in consumer, 12% in services, 6% in special situations, and 11% in cash at the beginning of this six-month reporting period.

     Small company stocks (including microcaps) materially outperformed large cap stocks in 2003, and continued to modestly outperform for the first four months of calendar 2004. This performance has led some investors to conclude that the trend will reverse itself in the year ahead. However, more and more institutions (especially under-funded corporate pension plans) are focusing on absolute rather than

2  FREMONT MUTUAL FUNDS

                                                  FREMONT INSTITUTIONAL
                                                  U.S. MICRO-CAP FUND SECTOR
                                                  DIVERSIFICATION AS OF 04/30/04
--------------------------------------------------------------------------------

relative returns and beginning to allocate more assets to those market sectors that have delivered the best long-term absolute returns. For example, the entire $14 billion General Motors just pumped into its pension fund was allocated to a broad category GM calls "alpha," which focuses on absolute return strategies. GM also includes in its alpha category U.S. high-yield bonds and small-cap stocks. A greater focus on absolute return strategies will help attract capital to the small-cap and micro-cap asset classes.

     In closing, we are proud of the Fund's long-term performance record, and our team's goal is to build on its success in the years to come.

Sincerely,

/s/ Robert E. Kern, Jr.   David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (14.1%)
Other (11.0%)
Technology (Software) (5.4%)
Retail (7.0%)
Technology (Components) (10.0%)
Health Care (21.3%)
Technology (Equipment) (16.3%)
Business Equipment & Services (14.9%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/93-
10/31/94                         -10.62%

11/01/94-
10/31/95                         +29.21%

11/01/95-
10/31/96                         +41.99%

11/01/96-
10/31/97                         +34.19%

11/01/97-
10/31/98                         -21.03%

11/01/98-
10/31/99                        +118.10%**

11/01/99-
10/31/00                         +60.36%

11/01/00-
10/31/01                         -18.13%

11/01/01-
10/31/02                         -26.81%

11/01/02-
10/31/03                         +52.84%

11/01/03-
04/30/04*                         +3.72%

*Unannualized.

TOP TEN HOLDINGS

NeoPharm, Inc. .........................................................    5.8%
ArthroCare Corp.........................................................    2.7%
Anaren, Inc. ...........................................................    2.7%
BHA Group Holdings, Inc. (Class A)......................................    2.5%
Eclipsys Corp. .........................................................    2.5%
Ceragon Networks Ltd. ..................................................    2.1%
ATMI, Inc...............................................................    2.1%
Trident Microsystems, Inc...............................................    2.0%
Too, Inc. ..............................................................    1.9%
CoStar Group, Inc.......................................................    1.9%
                                                                     TOTAL 26.2%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                 FREMONT U.S.
                INSTITUTIONAL     RUSSELL 2000
                MICRO-CAP FUND    GROWTH INDEX
----------------------------------------------
30-Apr-94          $10,000          $10,000
31-May-94          $ 9,674          $ 9,777
30-Jun-94          $ 9,263          $ 9,356
31-Jul-94          $ 9,188          $ 9,489
31-Aug-94          $ 9,252          $10,186
30-Sep-94          $ 9,665          $10,230
31-Oct-94          $ 9,583          $10,340
30-Nov-94          $ 8,989          $ 9,921
31-Dec-94          $ 8,661          $10,156
31-Jan-95          $ 9,008          $ 9,950
28-Feb-95          $ 9,227          $10,409
31-Mar-95          $ 9,713          $10,713
30-Apr-95          $ 9,910          $10,875
31-May-95          $10,197          $11,017
30-Jun-95          $10,844          $11,776
31-Jul-95          $11,406          $12,694
31-Aug-95          $12,283          $12,850
30-Sep-95          $12,672          $13,115
31-Oct-95          $12,463          $12,470
30-Nov-95          $12,726          $13,020
31-Dec-95          $13,331          $13,309
31-Jan-96          $13,898          $13,199
29-Feb-96          $14,796          $13,801
31-Mar-96          $15,260          $14,073
30-Apr-96          $17,336          $15,154
31-May-96          $19,448          $15,931
30-Jun-96          $18,322          $14,896
31-Jul-96          $16,371          $13,077
31-Aug-96          $17,608          $14,046
30-Sep-96          $18,415          $14,769
31-Oct-96          $17,741          $14,132
30-Nov-96          $19,064          $14,525
31-Dec-96          $20,351          $14,808
31-Jan-97          $21,823          $15,178
28-Feb-97          $20,474          $14,261
31-Mar-97          $18,908          $13,255
30-Apr-97          $18,455          $13,102
31-May-97          $20,605          $15,071
30-Jun-97          $22,321          $15,582
31-Jul-97          $23,092          $16,380
31-Aug-97          $23,919          $16,872
30-Sep-97          $25,999          $18,218
31-Oct-97          $23,848          $17,124
30-Nov-97          $23,531          $16,715
31-Dec-97          $23,117          $16,725
31-Jan-98          $22,591          $16,502
28-Feb-98          $24,219          $17,959
31-Mar-98          $25,220          $18,712
30-Apr-98          $25,571          $18,827
31-May-98          $24,219          $17,459
30-Jun-98          $23,367          $17,637
31-Jul-98          $21,213          $16,165
31-Aug-98          $16,329          $12,433
30-Sep-98          $16,705          $13,694
31-Oct-98          $18,834          $14,408
30-Nov-98          $21,564          $15,526
31-Dec-98          $24,394          $16,930
31-Jan-99          $26,748          $17,692
28-Feb-99          $25,095          $16,074
31-Mar-99          $25,922          $16,646
30-Apr-99          $28,501          $18,116
31-May-99          $30,881          $18,145
30-Jun-99          $34,437          $19,101
31-Jul-99          $35,213          $18,510
31-Aug-99          $35,113          $17,818
30-Sep-99          $38,294          $18,161
31-Oct-99          $41,077          $18,627
30-Nov-99          $47,773          $20,596
31-Dec-99          $58,610          $24,226
31-Jan-00          $63,773          $24,001
29-Feb-00          $82,826          $29,585
31-Mar-00          $73,919          $26,475
30-Apr-00          $66,008          $23,802
31-May-00          $62,746          $21,718
30-Jun-00          $77,995          $24,523
31-Jul-00          $74,855          $22,422
31-Aug-00          $78,267          $24,780
30-Sep-00          $71,956          $23,549
31-Oct-00          $65,872          $21,637
30-Nov-00          $55,178          $17,709
31-Dec-00          $55,840          $18,792
31-Jan-01          $62,446          $20,314
28-Feb-01          $52,848          $17,529
31-Mar-01          $48,860          $15,935
30-Apr-01          $54,801          $17,886
31-May-01          $58,208          $18,300
30-Jun-01          $61,116          $18,800
31-Jul-01          $59,081          $17,196
31-Aug-01          $56,380          $16,122
30-Sep-01          $47,946          $13,521
31-Oct-01          $53,929          $14,821
30-Nov-01          $57,128          $16,058
31-Dec-01          $60,036          $17,058
31-Jan-02          $57,834          $16,451
28-Feb-02          $52,973          $15,387
31-Mar-02          $58,707          $16,724
30-Apr-02          $55,341          $16,362
31-May-02          $50,729          $15,405
30-Jun-02          $46,575          $14,099
31-Jul-02          $40,675          $11,932
31-Aug-02          $40,176          $11,927
30-Sep-02          $38,141          $11,065
31-Oct-02          $39,470          $11,625
30-Nov-02          $44,705          $12,777
31-Dec-02          $41,090          $11,896
31-Jan-03          $40,633          $11,573
28-Feb-03          $39,719          $11,264
31-Mar-03          $40,384          $11,434
30-Apr-03          $43,708          $12,515
31-May-03          $49,193          $13,926
30-Jun-03          $51,397          $14,194
31-Jul-03          $54,805          $15,268
31-Aug-03          $56,175          $16,087
30-Sep-03          $55,012          $15,680
31-Oct-03          $60,332          $17,035
30-Nov-03          $62,908          $17,590
31-Dec-03          $63,864          $17,670
31-Jan-04          $66,898          $18,597
29-Feb-04          $65,399          $18,569
31-Mar-04          $64,981          $18,657
30-Apr-04          $62,570          $17,720

==========
Fremont Institutional
U.S. Micro-Cap
Fund
($62,570)

----------
Russell 2000 Growth
Index*** ($17,720)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                               1 Year     5 Years    10 Years
                                         ---------------------------------------
Fremont Institutional
U.S. Micro-Cap Fund                            43.16%      17.03%      20.13%

Russell 2000 Growth Index                      41.58%      -0.45%       5.88%

   1 Assumes initial investment of $10,000 on April 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

     Performance for the Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into and became the Fremont Institutional U.S. Micro-Cap Fund on August 6, 1997, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses that that of the current Fund and was not registered with the SEC and therefore was not subject to the investment restrictions imposed on registered mutual funds.

     INVESTMENTS IN NEWLY EMERGING COMPANIES ARE SUBJECT TO ERRATIC EARNING PATTERNS, COMPETITIVE CONDITIONS WITHIN THE INDUSTRY, LIMITED EARNINGS HISTORY AND A RELIANCE ON ONE OR A LIMITED NUMBER OF PRODUCTS.

   **The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

  ***See definitions on page 6.

                                                          FREMONT MUTUAL FUNDS 3

FREMONT INSTITUTIONAL YIELD+ FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee and Michelle Romano

FUND PROFILE

THE FREMONT INSTITUTIONAL YIELD+ FUND FOCUSES ITS INVESTMENTS ON SHORT-TERM DEBT SECURITIES SUCH AS COMMERCIAL PAPER, CORPORATE BONDS, CERTIFICATES OF DEPOSIT, AND GOVERNMENT NOTES AND BONDS WITH MATURITIES OF THREE YEARS OR LESS. THE FUND'S OBJECTIVE IS TO PROVIDE INSTITUTIONAL INVESTORS WITH HIGHER RETURNS THAN NORMALLY FOUND IN A TYPICAL TAXABLE MONEY MARKET FUND, WHILE ASSUMING ONLY SLIGHTLY MORE RISK.

     PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO INVEST PRIMARILY IN SECURITIES RATED INVESTMENT GRADE, OR BETTER, BY MOODY'S OR STANDARD & POOR'S, OR THOSE OF COMPARABLE QUALITY. TO IDENTIFY AND SELECT THE SHORT-TERM DEBT SECURITIES THAT PRESENT THE BEST INVESTMENT OPPORTUNITY, THE MANAGERS ANALYZE A VARIETY OF MACRO- AND MICRO-ECONOMIC FACTORS, INCLUDING THE ISSUER'S BUSINESS CONDITIONS, COMPETITIVE POSITION, AND GENERAL FINANCIAL HEALTH.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2004 the Institutional Yield+ Fund returned -0.02%, compared to 0.55% for its benchmark, the Lehman Brothers Short (9-12 month) U.S. Treasury Index.

     The unwinding of our position in MCI was largely responsible for the Fund's underperformance in first half fiscal 2004. Following the accounting scandal and MCI's bankruptcy filing in May, 2003, we chose to hold on to MCI paper rather than sell at the equivalent of about 15 cents on the dollar. We were correct in anticipating that we would get more when MCI emerged from bankruptcy. However, on the same day the MCI restructuring was completed, the company issued a profit warning. The package of securities we were given in the restructuring (common stock, and 3-year, 5-year, and 10-year bonds) immediately declined in value. We eliminated our position at approximately 29 cents on the dollar, much more than the 15 cents we would have received a year earlier, but about 7 cents less than the 36 cents we could have gotten prior to the profit warning.

     Disappointing job growth in fourth quarter 2003 and the first two months of 2004 sparked concern that the economy was not as strong as GDP growth indicated. The consensus view was that the Federal Reserve would not hike rates until after the election and perhaps even delay tightening until first quarter 2005. However, when the strong March jobs report was released in early April the consensus shifted, forecasting the Fed would hike rates in August. When a similarly impressive April jobs report became public in early May, the consensus timetable for Fed tightening was moved up to June. Although it is rare for us to agree with consensus opinion, we are watching the economic data and reconsidering our position.

     As soon as investors become convinced the Fed is about to tighten, they begin pondering how much the Fed will need to raise rates to diminish the threat of inflation. Currently, the markets appear to be discounting at least a 200 basis point (2%) increase in the Fed Funds Rate. We think that may be an over-reaction. First quarter GDP growth came in at a healthy 4.2% and over the last two months, more than 600,000 Americans have gone back to work. However, we see statistical and anecdotal evidence that the economy may not be as strong as GDP and job growth indicates.

     Mortgage refinancing and tax cuts have helped increase household cash flows and strong April retail sales show that the consumer is still more than willing to spend. However, with mortgage rates having moved up, the refinancing boom has ended. Soaring Federal budget deficits may jeopardize an extension of the Bush tax cuts. Also, gasoline prices are at record levels and may remain so for the foreseeable future. We note that the average hour per work week is approximately 33 hours, indicating that although we are adding new jobs, the work force is still somewhat underemployed. Consequently, we think consumer spending may moderate in the quarters ahead. We doubt business investment will pick up all the slack. Business investment has been trending higher, but is still not as strong as we might expect at this stage of what appears to be a vigorous economic recovery. We think corporate managers will remain cautious, adding capacity only when orders are firmly in hand. Our conclusion is that going forward, economic growth may not be quite as strong as expected and inflation may be less of a threat than the markets are currently anticipating.

     If the May jobs report is good, we can envision the Fed hiking rates by 25 basis points (0.25%) in June, another 25 basis points (0.25%) in August, and then waiting for the election year dust to settle. If second and third quarter GDP growth comes in above 4% and job growth remains relatively strong, we could see an additional 50 basis points (0.50%) tacked on to the Fed Funds Rate in first quarter 2005. However, we think that may be all that is needed.

     The Fund's weighted average maturity has been around 10 months, two months

4  FREMONT MUTUAL FUNDS

                                               FREMONT INSTITUTIONAL YIELD+ FUND
                                               SECTOR DIVERSIFICATION
                                               AS OF 04/30/04
--------------------------------------------------------------------------------

below our 1-year maximum. The portfolio is "laddered" across our maturity spectrum. Over the last six months, we have been hedging against risk by increasing the credit quality of our investments in the longer end of the maturity range to improve liquidity-- higher quality credits are easier to sell if and when the long end of the market gets choppy. Our current strategy is to let shorter maturities roll down and reinvest the proceeds in the longer end.

     In closing, as short-term interest rates trend higher over the next year, Fund shareholders should get a little more bang for the buck. Regardless of what the markets have in store for us in the future, we believe we can achieve our objectives of higher than money market yields with relative safety of principal.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers


                                  [PIE CHART]

Pie chart data shown in following table.

Other (11.7%)
Real Estate Investment Trusts (5.7%)
Raw Materials (5.7%)
Technology (Equipment) (5.9%)
Financial Services (Banks) (7.6%)
Consumer Non-Durables (10.0%)
Cash (0.5%)
Financial Services (Other) (38.1%)
Utilities (14.8%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

11/01/01-
10/31/02                          -1.55%

11/01/02-
10/31/03                          +2.92%

11/01/03-
04/30/04*                         -0.02%

Unannualized.

TOP TEN HOLDINGS

Barnett Banks, Inc., 6.900%, 09/01/05 ..................................    4.5%
CIT Group, Inc., 6.625%, 06/15/05 ......................................    4.5%
Albertson's, Inc., 6.550%, 08/01/04.....................................    4.3%
Associates Corp. of North America,
6.200%, 05/16/05 .......................................................    4.1%
Ace INA Holdings, Inc., 8.200%, 08/15/04 ...............................    3.2%
National Rural Utilities Cooperative Finance Corp.,
6.000%, 05/15/06 .......................................................    3.0%
Nordea Bank Finland PLC, 6.500%, 01/15/06...............................    3.0%
Southern New England Telecommunications Corp.,
7.000%, 08/15/05 .......................................................    3.0%
Household Finance Corp., 8.000%, 05/09/05 ..............................    3.0%
Allstate Corp. (The), 7.875%, 05/01/05..................................    3.0%
                                                                   TOTAL   35.6%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                                  LEHMAN BROS.
                   FREMONT        SHORT (9-12
                INSTITUTIONAL     MONTH) U.S.
                 YIELD+ FUND    TREASURY INDEX
----------------------------------------------
1-Nov-01           $10,000          $10,000
30-Nov-01          $10,021          $10,017
31-Dec-01          $10,040          $10,041
31-Jan-02          $10,050          $10,052
28-Feb-02          $10,053          $10,075
31-Mar-02          $10,054          $10,059
30-Apr-02          $ 9,995          $10,120
31-May-02          $10,068          $10,141
30-Jun-02          $ 9,775          $10,190
31-Jul-02          $ 9,781          $10,226
31-Aug-02          $ 9,810          $10,238
30-Sep-02          $ 9,827          $10,278
31-Oct-02          $ 9,845          $10,299
30-Nov-02          $ 9,925          $10,302
31-Dec-02          $ 9,944          $10,339
31-Jan-03          $ 9,952          $10,348
28-Feb-03          $ 9,978          $10,361
31-Mar-03          $10,014          $10,379
30-Apr-03          $10,029          $10,390
31-May-03          $10,054          $10,401
30-Jun-03          $10,067          $10,421
31-Jul-03          $10,039          $10,417
31-Aug-03          $10,073          $10,427
30-Sep-03          $10,107          $10,455
31-Oct-03          $10,132          $10,454
30-Nov-03          $10,113          $10,458
31-Dec-03          $10,145          $10,487
31-Jan-04          $10,166          $10,501
29-Feb-04          $10,184          $10,519
31-Mar-04          $10,173          $10,531
30-Apr-04          $10,130          $10,512

----------
Lehman Bros. Short
(9-12 month)
U.S. Treasury Index*
($10,512)

==========
Fremont
Institutional
Yield+ Fund
($10,130)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                           1 Year     Since Inception (11/01/01)
--------------------------------------------------------------------------------
Fremont Institutional Yield+ Fund           1.02%               0.52%

Lehman Bros. Short (9-12 month)
U.S. Treasury Index                         1.18%               2.02%

   1 Assumes initial investment of $10,000 on November 1, 2001. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Management fees and other expenses are not incorporated in the Lehman Brothers Short (9-12 month) U.S. Treasury Index.

    *See definitions on page 6.

                                                         FREMONT MUTUAL FUNDS  5

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS SHORT (9-12 MONTH) U.S. TREASURY INDEX - A widely recognized index which includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months which are publicly traded. It excludes zero coupon strips.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

   + Indexes are not available for investment and do not incur expenses.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares    Security Description                                      (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 85.9%

BUSINESS EQUIPMENT & SERVICES 14.9%

     282,300   Administaff, Inc.*                                  $      4,940
   1,182,000   Alloy, Inc.*                                               5,662
      48,200   Bright Horizons Family Solutions, Inc.*                    2,139
     246,300   Calgon Carbon Corp.                                        1,480
     684,900   Centra Software, Inc.*                                     1,699
     856,300   Clean Harbors, Inc.(a)*                                    7,356
     189,600   CoStar Group, Inc.*                                        7,476
     152,200   Equinix, Inc.*                                             4,473
     357,300   Harris Interactive, Inc.*                                  2,605
      84,100   Infocrossing, Inc.*                                        1,211
     221,900   Kroll, Inc.*                                               6,577
     475,500   Lionbridge Technologies, Inc.*                             4,289
     205,100   ManTech International Corp. (Class A)*                     5,148
     260,400   Pemstar, Inc.*                                               849
      55,400   Remedytemp, Inc. (Class A)*                                  709
     151,300   Young Broadcasting, Inc. (Class A)*                        2,672
                                                                   ------------
                                                                         59,285
                                                                   ------------

CAPITAL GOODS 4.8%

     322,000   AAON, Inc.*                                                6,421
     316,500   BHA Group Holdings, Inc. (Class A)(a)                     10,106
     270,700   IMPCO Technologies, Inc.*                                  1,543
     196,900   Northern Technologies International Corp.(a)                 886
                                                                   ------------
                                                                         18,956
                                                                   ------------

CONSUMER DURABLES 1.1%

     262,600   Nautilus Group, Inc.(The)                                  4,223
                                                                   ------------
                                                                          4,223
                                                                   ------------

CONSUMER NON-DURABLES 1.5%

     271,600   Gymboree Corp.*                                            4,794
     193,500   Hartmarx Corp.*                                            1,128
                                                                   ------------
                                                                          5,922
                                                                   ------------

CONSUMER SERVICES 3.6%

     197,900   Action Performance Cos., Inc.                              3,103
     195,500   Monro Muffler, Inc.*                                       4,647
     455,100   MTR Gaming Group, Inc.*                                    3,937
     174,100   Nevada Gold & Casinos, Inc.*                               2,759
                                                                   ------------
                                                                         14,446
                                                                   ------------

HEALTH CARE 21.3%

     208,550   Advanced Neuromodulation Systems, Inc.*                    5,683
     459,600   ArthroCare Corp.*                                         10,805
     117,900   Atherogenics, Inc.*                                        2,785
     221,900   Conceptus, Inc.*                                           2,552
     706,900   Eclipsys Corp.*                                            9,974
     265,300   Encore Medical Corp.*                                      2,083
     570,500   Harvard Bioscience, Inc.*                                  5,003
     150,600   ICON PLC ADR*                                              6,009
     328,500   Intuitive Surgical, Inc.*                                  5,305
   1,129,241   NeoPharm, Inc.*                                           23,093
     176,400   OraSure Technologies, Inc.*                                1,484
     308,700   Quidel Corp.*                                              2,099
     683,300   Regeneration Technologies, Inc.*                           6,491
     136,000   Vital Images, Inc.*                                        1,510
                                                                   ------------
                                                                         84,876
                                                                   ------------

                                                                    Value (000s)
  Shares    Security Description                                      (Note 1)
--------------------------------------------------------------------------------

RETAIL 7.0%

     128,200   California Pizza Kitchen, Inc.*                     $      2,693
     138,100   Electronics Boutique Holdings Corp.*                       3,736
      24,200   Gander Mountain Co.*                                         543
     116,300   Goody's Family Clothing, Inc.                              1,453
     179,800   J. Jill Group, Inc. (The)*                                 3,808
     130,400   Stage Stores, Inc.*                                        5,119
     431,000   Too, Inc.*                                                 7,560
     377,000   Tweeter Home Entertainment Group, Inc.*                    2,703
                                                                   ------------
                                                                         27,615
                                                                   ------------

TECHNOLOGY (COMPONENTS) 10.0%

      88,100   Actel Corp.*                                               1,755
     727,800   Anaren, Inc.*                                             10,735
     877,800   Exfo Electro-Optical Engineering, Inc.*                    3,792
     595,600   hi/fn, inc.*                                               5,194
     793,367   Identix, Inc.*                                             5,046
     586,450   Trident Microsystems, Inc.*                                8,134
     352,200   Woodhead Industries, Inc.                                  5,195
                                                                   ------------
                                                                         39,851
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 16.3%

     268,200   Alvarion Ltd.*                                             2,862
      73,900   Applied Signal Technology, Inc.                            1,998
     375,200   ATMI, Inc.*                                                8,284
   1,422,400   Ceragon Networks Ltd.(a)*                                  8,477
     284,900   COMARCO, Inc.*                                             2,171
     823,700   Computer Access Technology Corp.*                          3,855
     306,500   FormFactor, Inc.*                                          5,391
     665,500   Intevac, Inc.*                                             6,688
     762,500   NetScout Systems, Inc.*                                    5,283
     241,400   Rimage Corp.*                                              3,623
     423,500   RIT Technologies Ltd.*                                       627
     715,700   Sunrise Telecom, Inc.                                      2,290
     553,400   Tut Systems, Inc.*                                         1,605
   1,085,100   TVI Corp.*                                                 4,557
     533,000   X-Rite, Inc.                                               7,185
                                                                   ------------
                                                                         64,896
                                                                   ------------

TECHNOLOGY (SOFTWARE) 5.4%

     195,300   Opnet Technologies, Inc.*                                  2,847
     535,100   PDF Solutions, Inc.*                                       5,297
     532,000   Pervasive Software, Inc.*                                  3,192
     516,200   Tier Technologies, Inc. (Class B)*                         5,307
     168,800   Websense, Inc.*                                            4,980
                                                                   ------------
                                                                         21,623
                                                                   ------------

TOTAL COMMON STOCKS (COST $290,583)                                     341,693
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS



     Shares/                                                       Value (000s)
Face Amount  Security Description                                    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 15.4%

  47,570,230   Fremont Money Market Fund(a)                        $     47,570
$ 13,570,950   Repurchase Agreement,
                 State Street Bank, 0.400%,
                 05/03/04 (Maturity Value $13,571)
                 (Cost $13,571) Collateral: USTN,
                 1.875%, 12/31/05
                 (Collateral Value $13,846)                              13,571
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $61,141)                              61,141
                                                                   ------------

TOTAL INVESTMENTS (COST $351,724), 101.3%                               402,834
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.3)%                                (5,064)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    397,770
                                                                   ============

   * Non-income producing security.

 (a) Affiliated issuer. See Note 2 of "Notes to Financial Statements".

     PORTFOLIO ABBREVIATIONS

     ADR       American Depository Receipts
     PLC       Public Limited Company
     USTN      U.S. Treasury Note

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                       FREMONT INSTITUTIONAL YIELD+ FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              Interest          Maturity      Value (000s)
  Face Amount      Issuer                                       Rate              Date          (Note 1)
----------------------------------------------------------------------------------------------------------
BONDS 99.5%

BUSINESS EQUIPMENT & SERVICES 3.0%

$  1,000,000    Rockwell International Corp. ..............     7.875%          02/15/05      $      1,047
                                                                                              ------------
                                                                                                     1,047
                                                                                              ------------

CONSUMER NON-DURABLES 10.0%

   1,500,000    Albertson's, Inc. .........................     6.550%          08/01/04             1,515
   1,000,000    ConAgra Foods, Inc. .......................     7.400%          09/15/04             1,020
   1,000,000    Kraft Foods, Inc. .........................     1.170%          07/26/04               997
                                                                                              ------------
                                                                                                     3,532
                                                                                              ------------

CONSUMER SERVICES 3.0%

   1,000,000    Time Warner, Inc. .........................     5.625%          05/01/05             1,037
                                                                                              ------------
                                                                                                     1,037
                                                                                              ------------

FINANCIAL SERVICES (BANKS) 7.6%

   1,500,000    Barnett Banks, Inc. .......................     6.900%          09/01/05             1,593
   1,000,000    Nordea Bank Finland PLC ...................     6.500%          01/15/06             1,063
                                                                                              ------------
                                                                                                     2,656
                                                                                              ------------

 FINANCIAL SERVICES (OTHER) 38.1%

   1,095,000    Ace INA Holdings, Inc. ....................     8.200%          08/15/04             1,115
   1,000,000    Allstate Corp. (The) ......................     7.875%          05/01/05             1,057
   1,395,000    Associates Corp. of North America .........     6.200%          05/16/05             1,456
   1,000,000    Bear Stearns Cos., Inc. (The) .............     3.000%          03/30/06             1,007
   1,500,000    CIT Group, Inc. ...........................     6.625%          06/15/05             1,572
   1,000,000    DaimlerChrysler NA Holding Corp. ..........     6.900%          09/01/04             1,016
   1,000,000    General Motors Acceptance Corp. ...........     6.850%          06/17/04             1,007
   1,000,000    Home Savings of America ...................     6.500%          08/15/04             1,012
   1,000,000    Household Finance Corp. ...................     8.000%          05/09/05             1,059
   1,000,000    JP Morgan & Co., Inc. .....................     7.625%          09/15/04             1,023
   1,000,000    MetLife, Inc. .............................     3.911%          05/15/05             1,018
   1,000,000    National Rural Utilities Cooperative
                  Finance Corp. ...........................     6.000%          05/15/06             1,066
                                                                                              ------------
                                                                                                    13,408
                                                                                              ------------

RAW MATERIALS 5.7%

   1,000,000    Dow Chemical Co.(The) .....................     5.250%          05/14/04             1,001
   1,000,000    ICI Wilmington, Inc. ......................     6.950%          09/15/04             1,017
                                                                                              ------------
                                                                                                     2,018
                                                                                              ------------

REAL ESTATE INVESTMENT TRUSTS 5.7%

   1,000,000    CarrAmerica Realty Corp. ..................     7.200%          07/01/04             1,009
   1,000,000    Simon Property Group LP ...................     6.750%          07/15/04             1,010
                                                                                              ------------
                                                                                                     2,019
                                                                                              ------------

RETAIL 2.9%

   1,000,000    Safeway, Inc. .............................     2.500%          11/01/05             1,000
                                                                                              ------------
                                                                                                     1,000
                                                                                              ------------

TECHNOLOGY (EQUIPMENT) 5.9%

   1,000,000    Hewlett-Packard Co. .......................     7.150%          06/15/05             1,054
   1,000,000    Sun Microsystems, Inc. ....................     7.350%          08/15/04             1,014
                                                                                              ------------
                                                                                                     2,068
                                                                                              ------------

TRANSPORTATION 2.8%

   1,000,000    CSX Corp. .................................     7.250%          05/01/04             1,000
                                                                                              ------------
                                                                                                     1,000
                                                                                              ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                       FREMONT INSTITUTIONAL YIELD+ FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                              Interest          Maturity      Value (000s)
  Face Amount      Issuer                                       Rate              Date          (Note 1)
----------------------------------------------------------------------------------------------------------
UTILITIES 14.8%

$  1,000,000    AT&T Wireless Services, Inc. ..............     6.875%          04/18/05      $      1,047
   1,000,000    Dominion Resources, Inc. ..................     2.800%          02/15/05             1,007
   1,000,000    Nynex Capital Funding Co. .................     8.750%          12/01/04             1,035
   1,000,000    Oneok, Inc. ...............................     7.750%          03/01/05             1,047
   1,000,000    Southern New England Telecommunications Corp.   7.000%          08/15/05             1,060
                                                                                              ------------
                                                                                                     5,196
                                                                                              ------------

TOTAL BONDS (COST $35,060)                                                                          34,981
                                                                                              ------------

SHORT-TERM INVESTMENT 0.3%

     112,113    Repurchase Agreement, State Street Bank, 0.400%, 05/03/04
                  (Maturity Value $112) (Cost $112) Collateral: FHLB,
                  1.720%, 03/05/18 (Collateral Value $119) ..............................              112
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENT (COST $112)                                                                112
                                                                                              ------------

TOTAL INVESTMENTS (COST $35,172), 99.8%                                                             35,093
                                                                                              ------------

OTHER ASSETS AND LIABILITIES, NET, 0.2%                                                                 73
                                                                                              ------------

NET ASSETS, 100.0%                                                                            $     35,166
                                                                                              ============

     PORTFOLIO ABBREVIATIONS

     FHLB      Federal Home Loan Bank
     PLC       Public Limited Company


      The accompanying notes are an integral part of these financial statements.

10  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2004 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                    INSTITUTIONAL  INSTITUTIONAL
                                                   U.S. MICRO-CAP       YIELD+
                                                         FUND            FUND
                                                   -----------------------------
ASSETS:

   Investments in securities at cost                  $  338,153     $   35,060
   Repurchase agreements at cost                          13,571            112
                                                      ----------     ----------

     TOTAL INVESTMENTS AT COST                        $  351,724     $   35,172
                                                      ==========     ==========

   Investments in securities at value                 $  389,263     $   34,981
   Repurchase agreements at value                         13,571            112
   Cash                                                      291             --
   Dividends and interest receivable                          51            639
   Receivable for securities sold                            395            583
   Receivable from sale of fund shares                       468             --
   Receivable from Advisor                                    --              7
   Other receivables                                           5             --
   Prepaid expenses                                           12              9
                                                      ----------     ----------

     TOTAL ASSETS                                        404,056         36,331
                                                      ==========     ==========

LIABILITIES:

   Income dividend payable                                    --             35
   Payable for securities purchased                        5,525          1,077
   Payable for fund shares redeemed                          243             --
   Accrued expenses:
     Investment advisory and administrative fees             420             20
     Other                                                    98             33
                                                      ----------     ----------

     TOTAL LIABILITIES                                     6,286          1,165
                                                      ----------     ----------

NET ASSETS                                            $  397,770     $   35,166
                                                      ==========     ==========
Net assets consist of:
   Paid in capital                                    $  364,618     $   36,732
   Accumulated net investment loss                        (2,225)            --
   Unrealized appreciation (depreciation)
     on investments                                       51,110            (79)
   Accumulated net realized loss                         (15,733)        (1,487)
                                                      ----------     ----------

NET ASSETS                                            $  397,770     $   35,166
                                                      ==========     ==========

SHARES OF CAPITAL STOCK OUTSTANDING                       26,410          3,643
                                                      ==========     ==========

NET ASSET VALUE PER SHARE
   (Net Assets / Shares of Capital Stock Outstanding) $    15.06     $     9.65
                                                      ==========     ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  11

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2004 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                    INSTITUTIONAL  INSTITUTIONAL
                                                   U.S. MICRO-CAP      YIELD+
                                                        FUND            FUND
                                                   -----------------------------
INVESTMENT INCOME:

   Dividends                                          $      417            $--
   Interest                                                   28            340
                                                      ----------     ----------

     TOTAL INCOME                                            445            340
                                                      ----------     ----------

EXPENSES:

   Investment advisory and administrative fees             2,401            116
   Shareholder servicing fees                                103              4
   Custody fees                                               32              2
   Accounting fees                                            28              4
   Audit and legal fees                                       17             16
   Directors' fees                                            12              5
   Registration fees                                          15              8
   Reports to shareholders                                    45              6
   Other                                                      17              3
                                                      ----------     ----------

     TOTAL EXPENSES BEFORE REDUCTIONS                      2,670            164
   Expenses waived by Advisor                                 --            (40)
                                                      ----------     ----------

     TOTAL NET EXPENSES                                    2,670            124
                                                      ----------     ----------

        NET INVESTMENT INCOME (LOSS)                      (2,225)           216
                                                      ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

   Net realized gain (loss) from investments              51,425         (1,480)
   Net unrealized appreciation (depreciation)
     on investments                                      (35,284)         1,287
                                                      ----------     ----------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       FROM INVESTMENTS                                   16,141           (193)
                                                      ----------     ----------

        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                             $   13,916     $       23
                                                      ==========     ==========

      The accompanying notes are an integral part of these financial statements.

12  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
  Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                         INSTITUTIONAL                     INSTITUTIONAL
                                                                         U.S. MICRO-CAP                        YIELD+
                                                                              FUND                              FUND
                                                                  -----------------------------     -----------------------------
                                                                    04/30/04         10/31/03         04/30/04         10/31/03
                                                                  ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                                 $     (2,225)    $     (3,626)    $        216     $        694
     Net realized gain (loss) from investments                          51,425          (34,732)          (1,480)              --
     Net unrealized appreciation (depreciation) on investments         (35,284)         183,226            1,287              440
                                                                  ------------     ------------     ------------     ------------

        Net increase in net assets from operations                      13,916          144,868               23            1,134
                                                                  ------------     ------------     ------------     ------------

  Distributions to shareholders from:
     Net investment income                                                  --               --             (216)            (694)
                                                                  ------------     ------------     ------------     ------------

        Total distributions to shareholders                                 --               --             (216)            (694)
                                                                  ------------     ------------     ------------     ------------

  From capital share transactions:
     Proceeds from shares sold                                          73,798          170,437               --                3
     Reinvested dividends                                                   --               --              175              339
     Payments for shares redeemed                                      (81,606)        (176,940)              --           (9,303)
                                                                  ------------     ------------     ------------     ------------

        Net increase (decrease) in net assets
          from capital share transactions                               (7,808)          (6,503)             175           (8,961)
                                                                  ------------     ------------     ------------     ------------

     Net increase (decrease) in net assets                               6,108          138,365              (18)          (8,521)

Net assets at beginning of period                                      391,662          253,297           35,184           43,705
                                                                  ------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD                                       $    397,770     $    391,662     $     35,166     $     35,184
                                                                  ============     ============     ============     ============

Accumulated net investment loss                                   $     (2,225)    $         --     $         --     $         --
                                                                  ============     ============     ============     ============

CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                                   4,729           14,657               --                1
  Reinvested dividends                                                      --               --               18               35
  Redeemed                                                              (5,296)         (14,334)              --             (961)
                                                                  ------------     ------------     ------------     ------------

     Net increase (decrease) from capital share transactions              (567)             323               18             (925)
                                                                  ============     ============     ============     ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  13

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2004

                                               (UNAUDITED)
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND      SIX MONTHS                              YEAR ENDED OCTOBER 31
------------------------------------------        ENDED           ----------------------------------------------------------------
                                             APRIL 30, 2004         2003          2002          2001          2000          1999
                                             --------------         ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
  For one share outstanding during the period

  NET ASSET VALUE, BEGINNING OF PERIOD             $  14.52       $   9.50      $  12.98      $  17.37      $  13.68      $   7.52
                                                   --------       --------      --------      --------      --------      --------

  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                       (.08)          (.13)         (.11)         (.01)          .06          (.04)
    Net realized and unrealized gain (loss)             .62           5.15         (3.37)        (3.08)         8.19          8.80
                                                   --------       --------      --------      --------      --------      --------

      Total income from investment operations           .54           5.02         (3.48)        (3.09)         8.25          8.76
                                                   --------       --------      --------      --------      --------      --------

  LESS DISTRIBUTIONS
    From net investment income                           --             --            --            --          (.06)           --
    From net realized gains                              --             --            --         (1.30)        (4.50)        (2.60)
                                                   --------       --------      --------      --------      --------      --------
      Total distributions                                --             --            --         (1.30)        (4.56)        (2.60)
                                                   --------       --------      --------      --------      --------      --------

  NET ASSET VALUE, END OF PERIOD                   $  15.06       $  14.52      $   9.50      $  12.98      $  17.37      $  13.68
                                                   ========       ========      ========      ========      ========      ========

TOTAL RETURN                                          3.72%         52.84%      (26.81)%1     (18.13)%1       60.36%1      118.10%1
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $397,770       $391,662      $253,297      $286,408      $241,654      $104,971
  Ratio of net expenses to average net assets2        1.28%*         1.30%         1.29%         1.25%         1.25%         1.25%
  Ratio of gross expenses to average net assets2      1.28%*         1.30%         1.29%         1.31%         1.24%         1.35%
  Ratio of net investment income (loss)
    to average net assets                           (1.06)%*       (1.12)%        (.96)%        (.06)%          .30%        (.53)%
  Portfolio turnover rate                               47%           119%           64%           85%          123%          155%

   1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.
   2 See Note 2 of "Notes to Financial Statements."
   * Annualized.

      The accompanying notes are an integral part of these financial statements.

14  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2004

                                                            (UNAUDITED)
FREMONT INSTITUTIONAL YIELD+ FUND                            SIX MONTHS             YEAR ENDED OCTOBER 31
---------------------------------                              ENDED           ------------------------------
                                                           APRIL 30, 2004          2003            2002(1)
                                                           --------------          ----            -------
SELECTED PER SHARE DATA
  For one share outstanding during the period

  NET ASSET VALUE, BEGINNING OF PERIOD                      $       9.71       $       9.61      $      10.00
                                                            ------------       ------------      ------------

  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                            .06                .18               .22
    Net realized and unrealized gain (loss)                         (.06)               .10              (.39)
                                                            ------------       ------------      ------------

      Total income from investment operations                         --                .28              (.17)
                                                            ------------       ------------      ------------

  LESS DISTRIBUTIONS
    From net investment income                                      (.06)              (.18)             (.22)
                                                            ------------       ------------      ------------

      Total distributions                                           (.06)              (.18)             (.22)
                                                            ------------       ------------      ------------

  NET ASSET VALUE, END OF PERIOD                            $       9.65       $       9.71      $       9.61
                                                            ============       ============      ============

TOTAL RETURN2                                                     (.02)%              2.92%           (1.55)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                  $     35,166       $     35,184      $     43,705
  Ratio of net expenses to average net assets3                      .70%*              .70%              .70%
  Ratio of gross expenses to average net assets3                    .93%*              .89%              .90%
  Ratio of net investment income to average net assets             1.22%*             1.86%             2.42%
  Portfolio turnover rate                                            --%                --%               --%

   1 Fund commenced operations on November 1, 2001.
   2 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.
   3 See Note 2 of "Notes to Financial Statements."
   * Annualized.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS 15

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                       FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

1. SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, two of which, the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund (the "Funds"), are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

     The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.   SECURITY VALUATION

     Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

B.   SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund. Bond discounts and premiums are amortized using the interest method for long-term securities and the straight line method for short-term securities.

D.   INCOME TAXES

     No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E.   ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

F.   REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2004, all outstanding repurchase agreements held by the Funds had been entered into on that day.

G.   INDEMNIFICATIONS

     Under the Funds' organizational documents, its current and former officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

16  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                       FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

2. TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISOR

     Each of the Funds has entered into an investment advisory agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

          Institutional U.S. Micro-Cap Fund               1.00%*
          Institutional Yield+ Fund                       0.50%*

   * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

     For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets.

     For the Institutional U.S. Micro-Cap Fund and Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $146 and $197, respectively, from the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund as of April 30, 2004.

     The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The Institutional Yield+ Fund did not have any affiliated company transactions for the six months ended April 30, 2004. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2004 for the Institutional U.S. Micro-Cap Fund:

                               SHARE                                                                       SHARE
                              BALANCE,      AGGREGATE      AGGREGATE         NET                          BALANCE,        VALUE,
                             OCTOBER 31,     PURCHASE        SALES         REALIZED                       APRIL 30,      APRIL 30,
ISSUER                          2003           COST           COST       GAIN (LOSS)        INCOME          2004           2004
                             -----------------------------------------------------------------------------------------------------
BHA Group Holdings, Inc.
  (Class A)                     316,500     $       --     $       --     $       --      $      158        316,500     $   10,106
Ceragon Networks Ltd.                --+        10,173             --             --              --      1,422,400          8,477
Clean Harbors, Inc.                  --+         6,148             25              2              --        856,300          7,356
hi/fn, inc                      548,200          1,661            422            356              --             --*            --*
NeoPharm, Inc.                1,003,441          2,310             --             --              --             --*            --*
Northern Technologies
  International Corp.                --+           111             --             --               9        196,900            886
PDF Solutions, Inc.           1,176,200             --          5,163          2,392              --             --*            --*
Vixel Corp.                   1,317,100             --          5,658          7,513              --             --*            --*
                                            --------------------------------------------------------                    ----------
                                            $   20,403     $   11,268     $   10,263      $      167                    $   26,825
                                            ========================================================                    ==========

   + Issuer was not an affiliated company at October 31, 2003.

   * Issuer was not an affiliated company at April 30, 2004.

                                                        FREMONT MUTUAL FUNDS  17

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                       FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

     OTHER RELATED PARTIES

     At April 30, 2004, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 1% of the Institutional U.S. Micro-Cap Fund and 58% of the Institutional Yield+ Fund.

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2004, the Institutional U.S. Micro-Cap Fund had 12% invested in the Fremont Money Market Fund. The Institutional U.S. Micro Cap Fund earned dividends of $124 from the Fremont Money Market Fund during the six months ended April 30, 2004.

3. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2004, were as follows:

                                                      PURCHASES       PROCEEDS
                                                      ---------       --------

     Long-term securities:
       Fremont Institutional U.S. Micro-Cap Fund      $  169,411     $  191,595
       Fremont Institutional Yield+ Fund                  15,893             --

4. PORTFOLIO CONCENTRATIONS

     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Funds more significantly to economic changes occurring in certain segments or industries.

5. FEDERAL INCOME TAX MATTERS

     As of April 30, 2004, the tax basis components of net assets were as follows:

                                                    INSTITUTIONAL  INSTITUTIONAL
                                                    U.S. MICRO-CAP     YIELD+
                                                         FUND           FUND
                                                      --------------------------
     COST OF INVESTMENTS FOR TAX PURPOSES             $  354,742     $   35,172
                                                      ==========================
     Gross tax unrealized appreciation                $   68,730     $       11
     Gross tax unrealized depreciation                   (20,638)           (90)
                                                      --------------------------
     NET TAX UNREALIZED APPRECIATION
     (DEPRECIATION) ON INVESTMENTS                    $   48,092     $      (79)
                                                      ==========================

     For federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.

                        INSTITUTIONAL      INSTITUTIONAL
     EXPIRING IN     U.S. MICRO-CAP FUND    YIELD+ FUND
     --------------------------------------------------
     2009                  $ 6,557            $   --
     2010                   20,413                 7
     2011                   37,184                --
                           ---------------------------
                           $64,154            $    7
                           ===========================

6. LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 a.m. Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. The Funds did not have any borrowings under the line of credit for the six months ended April 30, 2004.

18  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                       FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited) (All dollars in thousands except par and exercise prices)

7. LEGAL MATTERS

     The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including the Advisor and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U.S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

     On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was terminated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

     On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current employee and at least one former employee of the Advisor, who was formerly an officer of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On March 12, 2004, Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. No discovery has commenced, and no trial date has been set, and no lead plaintiff has been chosen. Again, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On June 16, 2004, the Staff informed the Advisor that it intended to amend the January 29, 2004 Wells notice to add allegations that the Advisor violated the Investment Company Act of 1940 in connection with "late trading" by a broker-dealer in fund shares in 2001. The Staff has also indicated its intention to recommend an action against an employee of the Advisor for aiding and abetting such alleged "late trading" by the broker-dealer.

     We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributed to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue what, if any, action should be taken against individuals.

     We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us-and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.

                                                        FREMONT MUTUAL FUNDS  19

                           FREMONT MUTUAL FUNDS, INC.
                            Proxy Voting Procedures

The Advisor and the Sub-Advisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Funds. You may obtain a description of these procedures without charge, by calling toll-free, 800-565-0254. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

20  FREMONT MUTUAL FUNDS

FREMONT FUNDS
-------------

333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontinstitutional.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001b-0406

--------------------------------------------------------------------------------

                                    [PHOTO]

                             "During the past century, we have seen the power of
                              the free enterprise system. Limited only by vision and capital, the opportunities are endless."

                                                             - E. Douglas Taylor

--------------------------------------------------------------------------------

     FREMONT MUTUAL FUNDS, INC.
     ---------------------------------------------------------------------------
                              U.S. MICRO-CAP SEMI-ANNUAL REPORT | APRIL 30, 2004
--------------------------------------------------------------------------------

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM, E. DOUGLAS TAYLOR
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]

" During the past century, we have seen the power of the free enterprise system. Limited only by vision and capital, the opportunities are endless."

Dear Fremont Fund Shareholders,

Fears of higher interest rates, soaring gasoline prices, worries over rising commodity prices and geopolitical turmoil have given investors a strong dose of uncertainty thus far in 2004. And capital markets despise uncertainty. Thus, in spite of positive signs of an economic recovery, i.e., continued rises in productivity, decent job growth and rebounding earnings announcements, capital markets have performed rather anemically this year.

Through April 2004, the U.S. stock market, as measured by the S&P 500 Index, is basically flat, up 0.1%. The same holds true for the U.S. bond market, as the Lehman Brothers U.S. Aggregate Bond Index shows a zero return for the first four months of the year. Foreign markets haven't done much better; the MSCI EAFE Index is just up 2.1% during the same period.

The uncertainty alluded to above is exacerbated by the spate of troubling news stories, both domestic and foreign, whether they be the atrocities of international terrorism or the constant barrage of political maneuvering in advance of the upcoming national elections. More apropos to the reader of this letter have been the mutual fund scandals that have rocked our industry for the past several months. We are committed to the highest ethical standards and will continue to work for your trust. For Fremont Investment Advisor's statement, please refer to the Fremont Funds' Web site at www.fremontfunds.com, the prospectus or the relevant notes to this report.

This does not provide a great backdrop for robust capital markets. But in spite of the world's current troubles, it is important to remember that the U.S. still maintains its leadership in creativity, productivity and production. During the past century, we have seen the power of the free enterprise system. Limited only by vision and capital, the opportunities are endless. This template should give us hope and instill confidence in our capital markets over the long haul.

The U.S. Micro-Cap Fund has retrenched slightly thus far in 2004+. The Fund will celebrate its 10th anniversary at the end of June. We heartily congratulate Bob Kern and his entire team at Kern Capital Management on the impressive long-term track record they have built during a decade that has tested investment managers like no decade since the 1930s.

On the business front, the sale of Fremont Investment Advisors, Inc. (FIA) is progressing normally, and we would expect to have an announcement within the not-too-distant future. In the meantime, the entire FIA team continues to be committed to providing each shareholder top quality products at a competitive cost. We recognize that we are in a competitive business and to us that means providing for your needs as a shareholder is our number one priority every day.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

+ For fund performance, please refer to page 3.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           5

COMBINED FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            7
Statement of Operations                                                        8
Statement of Changes in Net Assets                                             9

FINANCIAL HIGHLIGHTS                                                          10

NOTES TO FINANCIAL STATEMENTS                                                 11

PROXY VOTING PROCEDURES                                                       15

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2004, the Fremont U.S. Micro-Cap Fund returned 3.34%, compared to the Russell 2000 Growth Index's 4.01% gain.

     Volatility in the technology sector was the primary reason for the Fund's lagging performance in first half fiscal 2004. Technology stocks were like the little girl in the nursery rhyme--when they were good, they were very, very good, and when they were bad, they were horrid. Our tech sector holdings were the major driver of strong returns in the first three months of this reporting period and were primarily responsible for the portfolio's negative returns over the last three months. The three other innovative sectors we invest in (health care, consumer, and services) generated positive returns throughout this six-month reporting period.

     Technology stocks, which performed exceptionally well during the market rally that began in March 2003, have led stock prices lower in the current correction. Initially, tech stocks' strong performance reflected the anticipation of improving industry fundamentals. Although fundamentals improved, valuations rose much faster than earnings, making a correction inevitable. We did what we always do when faced with a challenging period for any sector. We took some profits and consolidated our tech holdings, concentrating assets in those stocks we had the most confidence would rebound strongly when investor confidence returned. During the last three months of this reporting period, investors were indiscriminately dumping most everything with a tech label. However, we expect our strategy to benefit shareholders when individual tech stocks are evaluated based on their own fundamental merits.

     We can't predict when the tech stock correction will end. However, with many tech stocks down 20% or more in just four months and valuations now much more reasonable, we think the decline may be close to having run its course. We believe technology spending will continue to trend higher over the next year. We note that the hardware and software purchased in preparation for Y2K is close to being fully depreciated. Consequently, companies will soon be able to purchase new computers, printers, servers, etc., without having to write off the old against earnings. Also many of the products purchased during the late 90s tech-spending boom are now becoming obsolete and will need to be replaced by new productivity enhancing equipment.

     Stocks in general have continued to struggle since a strong March jobs report convinced investors the Federal Reserve would begin tightening this summer. With short-term interest rates at historically (and artificially) low levels and inflation likely to remain relatively subdued, we are not all that concerned about Fed rate hikes. Of course, there are other complicating factors, most notably the upcoming Presidential election, Iraq, and terrorism that cloud the market outlook. Barring any unforeseeable events, eventually, we think investors will worry less about what the Fed may be doing and focus more on the outlook for the economy and corporate earnings, especially the growth prospects for select micro-cap companies.

     At the close of first half fiscal 2004, 32% of portfolio assets was in technology, 22% in health care, 13% in consumer, 15% in services, 5% in special situations, and 13% (near our mandated maximum) was in cash. This compares to 37% in tech, 20% in health care, 13% in consumer, 12% in services, 6% in special situations, and 12% in cash at the beginning of this six-month reporting period.

     Small company stocks (including micro-caps) materially outperformed large cap stocks in 2003, and continued to modestly outperform for the first four months of calendar 2004. This performance has led some investors to conclude that the trend will reverse itself in the year ahead. However, more and more institutions (especially under-funded corporate pension plans) are focusing on absolute rather than relative returns and beginning to allocate more assets to those market sectors that

2  FREMONT MUTUAL FUNDS

                                                     FREMONT U.S. MICRO-CAP FUND
                                                     SECTOR DIVERSIFICATION
                                                     AS OF 04/30/04
--------------------------------------------------------------------------------

have delivered the best long-term absolute returns. For example, the entire $14 billion General Motors just pumped into its pension fund was allocated to a broad category GM calls "alpha," which focuses on absolute return strategies. GM also includes in its alpha category U.S. high-yield bonds and small-cap stocks. A greater focus on absolute return strategies will help attract capital to the small-cap and micro-cap asset classes.

     In closing, the Fremont U.S. Micro Cap Fund will celebrate its 10th anniversary on June 30, 2004. We are proud of the Fund's long-term performance record, and our team's goal is to build on its success in the years to come.

Sincerely,

/s/ Robert E. Kern, Jr.   David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

                                  [PIE CHART]

Pie chart data shown in following table.

Cash (13.3%)
Other (10.8%)
Technology (Software) (5.6%)
Retail (7.0%)
Technology (Components) (10.0%)
Health Care (21.7%)
Technology (Equipment) (16.4%)
Business Equipment & Services (15.2%)

ANNUAL RETURNS

                                  [BAR GRAPH]

Bar graph data shown in following table.

06/30/94-
10/31/94*                         +3.60%

11/01/94-
10/31/95                         +38.68%

11/01/95-
10/31/96                         +41.46%

11/01/96-
10/31/97                         +28.80%

11/01/97-
10/31/98                         -23.45%

11/01/98-
10/31/99                        +110.46%**

11/01/99-
10/31/00                         +46.07%

11/01/00-
10/31/01                         -20.05%

11/01/01-
10/31/02                         -26.92%

11/01/02-
10/31/03                         +52.69%

11/01/02-
10/31/03*                         +3.34%

*Unannualized.

TOP TEN HOLDINGS

NeoPharm, Inc ..........................................................    5.9%
Anaren, Inc ............................................................    2.9%
ArthroCare Corp ........................................................    2.8%
Eclipsys Corp ..........................................................    2.6%
BHA Group Holdings, Inc. (Class A) .....................................    2.4%
Ceragon Networks Ltd ...................................................    2.1%
ATMI, Inc ..............................................................    2.1%
Trident Microsystems, Inc ..............................................    2.1%
CoStar Group, Inc ......................................................    2.0%
Too, Inc ...............................................................    1.9%
                                                                   TOTAL   26.8%

GROWTH OF $10,000(1)

                                  [LINE GRAPH]

                  FREMONT U.S.    RUSSELL 2000
                MICRO-CAP FUND    GROWTH INDEX
----------------------------------------------
30-Jun-94          $10,000          $10,000
31-Jul-94          $10,220          $10,143
31-Aug-94          $10,320          $10,888
30-Sep-94          $10,470          $10,934
31-Oct-94          $10,360          $11,052
30-Nov-94          $10,000          $10,605
31-Dec-94          $10,150          $10,856
31-Jan-95          $10,350          $10,635
28-Feb-95          $10,671          $11,126
31-Mar-95          $11,122          $11,451
30-Apr-95          $11,392          $11,624
31-May-95          $11,913          $11,776
30-Jun-95          $12,495          $12,587
31-Jul-95          $13,346          $13,568
31-Aug-95          $14,188          $13,736
30-Sep-95          $14,549          $14,019
31-Oct-95          $14,368          $13,329
30-Nov-95          $15,020          $13,917
31-Dec-95          $15,635          $14,226
31-Jan-96          $16,174          $14,108
29-Feb-96          $17,250          $14,751
31-Mar-96          $17,810          $15,043
30-Apr-96          $19,839          $16,198
31-May-96          $21,506          $17,028
30-Jun-96          $20,699          $15,922
31-Jul-96          $18,897          $13,978
31-Aug-96          $20,057          $15,013
30-Sep-96          $21,009          $15,786
31-Oct-96          $20,326          $15,105
30-Nov-96          $21,755          $15,525
31-Dec-96          $23,250          $15,828
31-Jan-97          $24,428          $16,223
28-Feb-97          $23,012          $15,243
31-Mar-97          $21,011          $14,168
30-Apr-97          $20,438          $14,004
31-May-97          $22,979          $16,109
30-Jun-97          $24,547          $16,655
31-Jul-97          $25,466          $17,508
31-Aug-97          $26,451          $18,034
30-Sep-97          $28,559          $19,473
31-Oct-97          $26,180          $18,303
30-Nov-97          $25,626          $17,867
31-Dec-97          $24,874          $17,877
31-Jan-98          $24,261          $17,638
28-Feb-98          $25,966          $19,196
31-Mar-98          $27,045          $20,001
30-Apr-98          $27,425          $20,124
31-May-98          $25,978          $18,662
30-Jun-98          $25,021          $18,852
31-Jul-98          $22,629          $17,278
31-Aug-98          $17,331          $13,289
30-Sep-98          $17,760          $14,637
31-Oct-98          $20,041          $15,400
30-Nov-98          $22,703          $16,595
31-Dec-98          $25,585          $18,097
31-Jan-99          $27,756          $18,911
28-Feb-99          $26,064          $17,181
31-Mar-99          $26,775          $17,793
30-Apr-99          $29,302          $19,364
31-May-99          $31,571          $19,395
30-Jun-99          $35,103          $20,416
31-Jul-99          $35,839          $19,785
31-Aug-99          $35,913          $19,045
30-Sep-99          $39,224          $19,412
31-Oct-99          $42,179          $19,910
30-Nov-99          $48,917          $22,015
31-Dec-99          $58,719          $25,895
31-Jan-00          $62,898          $25,654
29-Feb-00          $79,118          $31,623
31-Mar-00          $71,045          $28,299
30-Apr-00          $62,092          $25,442
31-May-00          $58,510          $23,214
30-Jun-00          $72,672          $26,213
31-Jul-00          $69,777          $23,966
31-Aug-00          $73,299          $26,487
30-Sep-00          $67,404          $25,171
31-Oct-00          $61,630          $23,128
30-Nov-00          $51,558          $18,929
31-Dec-00          $52,481          $20,087
31-Jan-01          $58,868          $21,713
28-Feb-01          $49,610          $18,737
31-Mar-01          $45,313          $17,033
30-Apr-01          $50,606          $19,118
31-May-01          $53,887          $19,561
30-Jun-01          $56,719          $20,095
31-Jul-01          $54,668          $18,380
31-Aug-01          $52,110          $17,232
30-Sep-01          $43,555          $14,452
31-Oct-01          $49,258          $15,842
30-Nov-01          $52,422          $17,165
31-Dec-01          $55,254          $18,233
31-Jan-02          $53,125          $17,585
28-Feb-02          $48,516          $16,446
31-Mar-02          $53,770          $17,876
30-Apr-02          $50,703          $17,489
31-May-02          $46,778          $16,467
30-Jun-02          $43,067          $15,070
31-Jul-02          $37,422          $12,754
31-Aug-02          $37,168          $12,748
30-Sep-02          $35,039          $11,827
31-Oct-02          $36,016          $12,426
30-Nov-02          $40,410          $13,657
31-Dec-02          $37,071          $12,716
31-Jan-03          $36,582          $12,370
28-Feb-03          $35,684          $12,039
31-Mar-03          $36,367          $12,221
30-Apr-03          $39,317          $13,377
31-May-03          $44,416          $14,885
30-Jun-03          $46,446          $15,172
31-Jul-03          $49,432          $16,319
31-Aug-03          $50,821          $17,196
30-Sep-03          $50,217          $16,760
31-Oct-03          $54,962          $18,209
30-Nov-03          $57,303          $18,802
31-Dec-03          $58,066          $18,887
31-Jan-04          $60,917          $19,878
29-Feb-04          $59,455          $19,849
31-Mar-04          $59,044          $19,942
30-Apr-04          $56,801          $18,941

==========
Fremont U.S. Micro-Cap Fund ($56,801)

----------
Russell 2000 Growth Index*** ($18,941)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 04/30/04

                                   1 Year   5 Years   Since Inception (06/30/94)
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund        44.46%    14.15%             19.32%
Russell 2000 Growth Index          41.58%    -0.45%              6.71%

   1 Assumes initial investment of $10,000 on June 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained on-line at www.fremontfunds.com.

     All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Growth Index.

     INVESTMENTS IN NEWLY EMERGING COMPANIES ARE SUBJECT TO ERRATIC EARNING PATTERNS, COMPETITIVE CONDITIONS WITHIN THE INDUSTRY, LIMITED EARNINGS HISTORY AND A RELIANCE ON ONE OR A LIMITED NUMBER OF PRODUCTS.

  ** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

 *** See definitions on page 4.

                                                         FREMONT MUTUAL FUNDS  3

                           FREMONT MUTUAL FUNDS, INC
                                  Definitions+

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

   + Indexes are not available for investment and do not incur expenses.

4  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Shares    Security Description                                      (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 86.7%

BUSINESS EQUIPMENT & SERVICES 15.2%

     409,500   Administaff, Inc.*                                  $      7,166
   1,698,600   Alloy, Inc.*                                               8,136
      67,900   Bright Horizons Family Solutions, Inc.*                    3,013
     353,400   Calgon Carbon Corp.                                        2,124
     934,800   Centra Software, Inc.*                                     2,318
   1,197,700   Clean Harbors, Inc. (a) *                                 10,288
     280,600   CoStar Group, Inc.*                                       11,064
     218,000   Equinix, Inc.*                                             6,407
     517,900   Harris Interactive, Inc.*                                  3,775
     195,400   Infocrossing, Inc.*                                        2,814
     318,300   Kroll, Inc.*                                               9,434
     683,800   Lionbridge Technologies, Inc.*                             6,168
     282,100   ManTech International Corp. (Class A)*                     7,081
     380,400   Pemstar, Inc.*                                             1,240
      82,400   Remedytemp, Inc. (Class A)*                                1,054
     219,000   Young Broadcasting, Inc. (Class A)*                        3,868
                                                                   ------------
                                                                         85,950
                                                                   ------------

CAPITAL GOODS 4.6%

     462,000   AAON, Inc.*                                                9,212
     421,300   BHA Group Holdings, Inc. (Class A)(a)                     13,452
     390,800   IMPCO Technologies, Inc.*                                  2,228
     330,450   Northern Technologies International Corp.(a)               1,487
                                                                   ------------
                                                                         26,379
                                                                   ------------

CONSUMER NON-DURABLES 1.5%

     388,600   Gymboree Corp.*                                            6,859
     277,800   Hartmarx Corp.*                                            1,620
                                                                   ------------
                                                                          8,479
                                                                   ------------

CONSUMER SERVICES 3.6%

     284,300   Action Performance Cos., Inc.                              4,458
     275,250   Monro Muffler, Inc.*                                       6,543
     653,700   MTR Gaming Group, Inc.*                                    5,654
     250,200   Nevada Gold & Casinos, Inc.*                               3,966
                                                                   ------------
                                                                         20,621
                                                                   ------------

CONSUMER DURABLES 1.1%

     377,200   Nautilus Group, Inc. (The)                                 6,065
                                                                   ------------
                                                                          6,065
                                                                   ------------

HEALTH CARE 21.7%

     293,300   Advanced Neuromodulation Systems, Inc.*                    7,992
     679,000   ArthroCare Corp.*                                         15,963
     169,500   Atherogenics, Inc.*                                        4,004
     313,700   Conceptus, Inc.*                                           3,608
   1,033,300   Eclipsys Corp.*                                           14,580
     381,700   Encore Medical Corp.*                                      2,996
     822,100   Harvard Bioscience, Inc.*                                  7,210
     216,700   ICON PLC ADR*                                              8,646
     472,700   Intuitive Surgical, Inc.*                                  7,634
   1,634,220   NeoPharm, Inc. (a) *                                      33,420
     262,100   OraSure Technologies, Inc.*                                2,204
     448,400   Quidel Corp.*                                              3,049
     981,400   Regeneration Technologies, Inc.*                           9,323
     194,900   Vital Images, Inc.*                                        2,163
                                                                   ------------
                                                                        122,792
                                                                   ------------

                                                                    Value (000s)
  Shares    Security Description                                      (Note 1)
--------------------------------------------------------------------------------

RETAIL 7.0%

     184,200   California Pizza Kitchen, Inc.*                     $      3,870
     197,900   Electronics Boutique Holdings Corp.*                       5,353
      34,700   Gander Mountain Co.*                                         779
     157,800   Goody's Family Clothing, Inc.                              1,971
     257,200   J. Jill Group, Inc. (The)*                                 5,447
     187,900   Stage Stores, Inc.*                                        7,377
     616,500   Too, Inc.*                                                10,813
     538,200   Tweeter Home Entertainment Group, Inc.*                    3,859
                                                                   ------------
                                                                         39,469
                                                                   ------------

TECHNOLOGY (COMPONENTS) 10.0%

      47,700   Actel Corp.*                                                 950
   1,113,400   Anaren, Inc.(a)*                                          16,423
   1,240,400   Exfo Electro-Optical Engineering, Inc.(a)*                 5,359
     857,400   hi/fn, inc.(a)*                                            7,477
   1,142,868   Identix, Inc.*                                             7,269
     838,800   Trident Microsystems, Inc.*                               11,634
     507,700   Woodhead Industries, Inc.                                  7,489
                                                                   ------------
                                                                         56,601
                                                                   ------------

TECHNOLOGY (EQUIPMENT) 16.4%

     384,600   Alvarion Ltd.*                                             4,104
     106,400   Applied Signal Technology, Inc.                            2,877
     546,200   ATMI, Inc.*                                               12,060
   2,037,200   Ceragon Networks Ltd.(a)*                                 12,142
     415,600   COMARCO, Inc.(a)*                                          3,167
   1,188,400   Computer Access Technology Corp.(a)*                       5,562
     401,700   FormFactor, Inc.*                                          7,066
     953,100   Intevac, Inc.*                                             9,579
   1,093,800   NetScout Systems, Inc.*                                    7,579
     356,900   Rimage Corp.*                                              5,357
     876,900   RIT Technologies Ltd.(a)*                                  1,298
   1,018,100   Sunrise Telecom, Inc.                                      3,257
     794,300   Tut Systems, Inc.*                                         2,303
   1,562,600   TVI Corp.(a)*                                              6,563
     752,600   X-Rite, Inc.                                              10,145
                                                                   ------------
                                                                         93,059
                                                                   ------------

TECHNOLOGY (SOFTWARE) 5.6%

     280,800   Opnet Technologies, Inc.*                                  4,094
     770,000   PDF Solutions, Inc.*                                       7,623
     780,900   Pervasive Software, Inc.*                                  4,685
     760,600   Tier Technologies, Inc. (Class B)*                         7,819
     247,500   Websense, Inc.*                                            7,301
                                                                   ------------
                                                                         31,522
                                                                   ------------

TOTAL COMMON STOCKS (COST $422,574)                                     490,937
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  5

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

     Shares/                                                        Value (000s)
Face Amount  Security Description                                     (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 14.7%

  62,782,505   Fremont Money Market Fund(a)                        $     62,782
$ 20,578,528   Repurchase Agreement, State
                  Street Bank, 0.400%, 05/03/04
                  (Maturity Value $20,579)
                  (Cost $20,579) Collateral:
                  USTN, 1.875%, 12/31/05
                  (Collateral Value $20,994)                             20,579
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $83,361)                              83,361
                                                                   ------------

TOTAL INVESTMENTS (COST $505,935), 101.4%                               574,298
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.4)%                                (8,100)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    566,198
                                                                   ============

   * Non-income producing security.

 (a) Affiliated issuer. See Note 2 of "Notes to Financial Statements".

     PORTFOLIO ABBREVIATIONS

     PLC            Public Limited Company
     USTN           U.S. Treasury Note

      The accompanying notes are an integral part of these financial statements.

6  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2004 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

ASSETS:

     Investments in securities at cost                          $       485,356
     Repurchase agreements at cost                                       20,579
                                                                ---------------

        TOTAL INVESTMENTS AT COST                               $       505,935
                                                                ===============

     Investments in securities at value                         $       553,719
     Repurchase agreements at value                                      20,579
     Dividends and interest receivable                                       72
     Receivable for securities sold                                         762
     Receivable from sale of fund shares                                    125
     Other receivables                                                        3
                                                                ---------------

        TOTAL ASSETS                                                    575,260
                                                                ---------------

LIABILITIES:

     Payable for securities purchased                                     7,591
     Payable for fund shares redeemed                                       648
     Accrued expenses:
        Investment advisory and administrative fees                         823
                                                                ---------------

        TOTAL LIABILITIES                                                 9,062
                                                                ---------------

NET ASSETS                                                      $       566,198
                                                                ===============

Net assets consist of:
     Paid in capital                                            $       634,109
     Accumulated net investment loss                                     (4,229)
     Unrealized appreciation on investments                              68,363
     Accumulated net realized loss                                     (132,045)
                                                                ---------------

NET ASSETS                                                      $       566,198
                                                                ===============

SHARES OF CAPITAL STOCK OUTSTANDING                                      19,472
                                                                ===============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)         $         29.08
                                                                ===============

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  7

                          FREMONT U.S. MICRO-CAP FUND
                   Six Months Ended April 30, 2004 (Unaudited)

STATEMENT OF OPERATIONS
(All numbers in thousands)

INVESTMENT INCOME:

  Dividends                                                     $           604
  Interest                                                                   39
                                                                ---------------

    TOTAL INCOME                                                            643
                                                                ---------------

EXPENSES:

  Investment advisory and administrative fees                             4,872
                                                                ---------------

    TOTAL NET EXPENSES                                                    4,872
                                                                ---------------

      NET INVESTMENT LOSS                                                (4,229)
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
  Net realized gain from investments                                     70,506
  Net unrealized depreciation on investments                            (46,511)
                                                                ---------------

    NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                    23,995
                                                                ---------------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $        19,766
                                                                ===============


      The accompanying notes are an integral part of these financial statements.

8  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
   Six Months Ended April 30, 2004 (Unaudited) and Year Ended October 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                       04/30/04       10/31/03
                                                      ----------     ----------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment loss                              $   (4,229)    $   (6,719)
     Net realized gain (loss) from investments            70,506       (101,849)
     Net unrealized appreciation (depreciation)
       on investments                                    (46,511)       307,624
                                                      ----------     ----------

       Net increase in net assets from operations         19,766        199,056
                                                      ----------     ----------

  From capital share transactions:
     Proceeds from shares sold                            58,472        167,963
     Payments for shares redeemed                        (85,717)      (194,410)
                                                      ----------     ----------

       Net decrease in net assets from
         capital share transactions                      (27,245)       (26,447)
                                                      ----------     ----------

     Net increase (decrease) in net assets                (7,479)       172,609
Net assets at beginning of period                        573,677        401,068
                                                      ----------     ----------

NET ASSETS AT END OF PERIOD                           $  566,198     $  573,677
                                                      ==========     ==========

Accumulated net investment loss                       $   (4,229)    $       --
                                                      ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                  1,949          7,860
     Redeemed                                             (2,862)        (9,242)
                                                      ----------     ----------

     Net decrease from capital share transactions           (913)        (1,382)
                                                      ==========     ===========

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  9

                          FREMONT U.S. MICRO-CAP FUND
                      Financial Highlights - April 30, 2004

                                                  (UNAUDITED)                            YEAR ENDED OCTOBER 31
                                                   SIX MONTHS      ----------------------------------------------------------------
                                                     ENDED
                                                 APRIL 30, 2004      2003          2002          2001          2000          1999
                                                 --------------      ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  28.14       $  18.43      $  25.22      $  34.99      $  28.36      $  16.34
                                                    --------       --------      --------      --------      --------      --------

     INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss)                     (.22)          (.33)         (.35)         (.13)          .02          (.18)
       Net realized and unrealized gain (loss)          1.16          10.04         (6.44)        (6.69)        13.03         17.94
                                                    --------       --------      --------      --------      --------      --------

          Total income from investment
            operations                                   .94           9.71         (6.79)        (6.82)        13.05         17.76
                                                    --------       --------      --------      --------      --------      --------

     LESS DISTRIBUTIONS
       From net investment income                         --             --            --            --          (.02)           --
       From net realized gains                            --             --            --         (2.95)        (6.40)        (5.74)
                                                    --------       --------      --------      --------      --------      --------

          Total distributions                             --             --            --         (2.95)        (6.42)        (5.74)
                                                    --------       --------      --------      --------      --------      --------

     NET ASSET VALUE, END OF PERIOD                 $  29.08       $  28.14      $  18.43      $  25.22      $  34.99      $  28.36
                                                    ========       ========      ========      ========      ========      ========

TOTAL RETURN                                           3.34%         52.69%      (26.92)%      (20.05)%        46.07%       110.46%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $566,198       $573,677      $401,068      $600,259      $825,973      $300,503
     Ratio of net expenses to average net
       assets1                                         1.61%*         1.64%         1.61%         1.60%         1.57%         1.82%
     Ratio of net investment income (loss)
       to average net assets                         (1.39)%*       (1.47)%       (1.33)%        (.47)%          .06%        (.97)%
     Portfolio turnover rate                             47%           105%           68%           90%          117%          164%

   1 See Note 2 of "Notes to Financial Statements".
   * Annualized.

      The accompanying notes are an integral part of these financial statements.

10  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND

           Notes to Financial Statements - April 30, 2004 (Unaudited)
                  (All dollars in thousands except par value)

1. SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), one of which, the Fremont U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

     The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting princi- ples generally accepted in the United States of America for investment companies.

A.   SECURITY VALUATION

     Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

B.   SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

D.   INCOME TAXES

     No provision for federal income taxes is required since the Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America, and therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassi-fied and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E.   ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

F.   REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2004, all outstanding repurchase agreements held by the Fund had been entered into on that day.

G.   INDEMNIFICATIONS

     Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

2.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority- owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities.

                                                 FREMONT U.S. MICRO-CAP FUND  11

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited)
                  (All dollars in thousands except par value)

     Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

          AVERAGE DAILY NET ASSETS                         ADVISORY FEE
          ------------------------                         ------------

          First $30 million                                    2.50%
          Next $70 million                                     2.00%
          On balance over $100 million                         1.50%

     The Advisor has contractually limited the total operating expenses to 1.98% of average daily net assets, indefinitely.

     The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting the approval of the terms of any new investment advisory fees.

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2004:

                               SHARE                                                                       SHARE
                              BALANCE,      AGGREGATE      AGGREGATE         NET                          BALANCE,        VALUE,
                             OCTOBER 31,     PURCHASE        SALES         REALIZED                       APRIL 30,      APRIL 30,
ISSUER                          2003           COST           COST       GAIN (LOSS)        INCOME          2004           2004
                             -----------------------------------------------------------------------------------------------------

Anaren, Inc.                  1,113,400     $       --     $       --     $       --      $       --      1,113,400     $   16,423
BHA Group Holdings, Inc.
  (Class A)                     421,300             --             --             --             211        421,300         13,452
Ceragon Networks Ltd.                --+        14,571             --             --              --      2,037,200         12,142
Clean Harbors, Inc.                  --+         8,550             35              2              --      1,197,700         10,288
COMARCO, Inc.                        --+         4,500             --             --              --        415,600          3,167
Computer Access
  Technology Corp.                   --+         5,605             --             --              --      1,188,400          5,562
Exfo Electro-Optical
  Engineering, Inc.                  --+         4,509             --             --              --      1,240,400          5,359
hi/fn, inc                      808,700          2,164            646            541              --        857,400          7,477
NeoPharm, Inc.                1,435,920          3,583             --             --              --      1,634,220         33,420
Northern Technologies
  International Corp.           330,450             --             --             --              17        330,450          1,487
PDF Solutions, Inc.           1,518,200             --          6,117          2,618              --             --*            --*
Perma-Fix Environmental
  Services, Inc.              1,856,400             --          5,037           (193)             --             --*            --*
RIT Technologies Ltd.           876,900             --             --             --              --        876,900          1,298
Sensytech, Inc.                 377,000             --          3,369          1,455              --             --*            --*
Trident Microsystems,
Inc.                          1,034,900          4,962          9,668          8,585              --             --*            --*
TVI Corp.                           --+          6,623             --             --              --      1,562,600          6,563
Vixel Corp.                   2,021,200             --          9,751         10,461              --             --*            --*
                                            --------------------------------------------------------                    ----------
                                            $   55,067     $   34,623     $   23,469      $      228                    $  116,638
                                            ========================================================                    ==========

   + Issuer was not an affiliated company at October 31, 2003.
   * Issuer was not an affiliated company at April 30, 2004.

12  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited)
                  (All dollars in thousands except par value)

     OTHER RELATED PARTIES

     Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Fund.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2004, the Fund had 11% invested in the Fremont Money Market Fund. The Fund earned dividends of $190 from the Fremont Money Market Fund during the six months ended April 30, 2004.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2004, were as follows:

                                               PURCHASES           PROCEEDS
                                               ---------           --------
     Long-term securities:                     $242,950            $279,307

4. PORTFOLIO CONCENTRATIONS

     Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5. FEDERAL INCOME TAX MATTERS

     As of April 30, 2004, the tax basis of investments were as follows:

     COST OF INVESTMENTS FOR TAX PURPOSES                            $  509,682
                                                                     ==========
     Gross tax unrealized appreciation                               $   99,213
     Gross tax unrealized depreciation                                  (34,597)
                                                                     ----------

     NET TAX UNREALIZED APPRECIATION ON INVESTMENTS                  $   64,616
                                                                     ==========

     For federal income tax purposes, the Fund has the following capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.

     EXPIRING IN        2009            2010             2011            TOTAL
     ---------------------------------------------------------------------------
                      $ 27,062        $ 65,655         $106,087        $198,804

6. LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. The Fund did not have any borrowings under the line of credit for the six months ended April 30, 2004.

7. LEGAL MATTERS

     The New York State Attorney General and the Securities and Exchange Commission have asked a large number of mutual fund organizations, including the Advisor and the Funds, to supply information about their trading activities. In addition, we have received a request for production of documents from the office of the U.S. Attorney in the Northern District of California, and we believe that other investment advisors and funds have received similar requests. We have cooperated fully with these inquiries.

     On September 18, 2003, the Board of Directors of the Funds established a Special Committee of Independent Directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices. The Committee's review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Fund's own policies. The last such arrangement was terminated in October 2002. The few management personnel who we believe may have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

     On January 29, 2004, the staff of the Securities and Exchange Commission issued a commonly-called "Wells notice" to the Advisor, indicating their intention to recommend that the Commission authorize an action against the Advisor in connection with the noted arrangements. One current employee and at least one former employee of the Advisor, who was formerly an officer of the Funds, also received a Wells notice. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse

                                                 FREMONT U.S. MICRO-CAP FUND  13

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2004 (Unaudited)
                  (All dollars in thousands except par value)

     consequences to the Funds. However, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On March 12, 2004, Gary Davis filed a purported class action complaint against, among other parties, certain Funds, the Advisor, and certain sub-advisers to the Funds, alleging illegal "timing" in the shares of certain Funds. The complaint alleges violations of Section 11 of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, Sections 34(b) and 36(a) of the Investment Company Act of 1940, as well as a common-law breach of fiduciary duty. The complaint seeks unspecified damages. No discovery has commenced, and no trial date has been set, and no lead plaintiff has been chosen. Again, the Advisor believes that these matters will not have a material adverse effect on the Funds or on the Advisor's ability to perform its investment advisory services relating to the Funds.

     On June 16, 2004, the Staff informed the Advisor that it intended to amend the January 29, 2004 Wells notice to add allegations that the Advisor violated the Investment Company Act of 1940 in connection with "late trading" by a broker-dealer in fund shares in 2001. The Staff has also indicated its intention to recommend an action against an employee of the Advisor for aiding and abetting such alleged "late trading" by the broker-dealer.

     We have taken steps to reinforce our policies and procedures to prevent and detect market timing. The Advisor, among other measures, enhanced its compliance review of all contracts and agreements, as well as its oversight of transfer agent operations. Independent legal counsel to the Special Committee has presented a report with its findings. In addition, based on that report and the Special Committee's recommendations, among other actions, the Advisor will (a) fairly compensate Fund shareholders for losses attributed to excessive short-term trading, and (b) rebate to the Funds advisory fees attributable to excessive short-term trading investments. The Committee continues to review certain materials, including documents and information that have been provided to the SEC regarding trading in the Funds' shares. The Committee will seek to interview additional persons as circumstances warrant and is coordinating these efforts with the Advisor. When circumstances warrant, the Committee is analyzing Fund transactions cleared and settled through financial intermediaries to determine if those trades were executed in accordance with the Funds' agreements with those intermediaries and with applicable law. The Committee will also continue what, if any, action should be taken against individuals.

     We want to assure you that every member of the Advisor's and the Funds' team is dedicated to safeguarding your investments and providing the high quality investment service you have come to expect from us-and deserve. This statement is current as of its date; we do not undertake, nor do we presently plan, to update this statement at any particular point in the future.

14  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
                             Proxy Voting Procedures

The Advisor and the Sub-Advisor vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Funds. You may obtain a description of these procedures without charge, by calling toll-free, 800-548-4539. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                                                 FREMONT U.S. MICRO-CAP FUND  15

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

FREMONT FUNDS
-------------

333 Market Street, Suite 2600
San Francisco, CA 94105

www. fremontfunds.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001c-0406

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have any procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a) (1) Any code of ethics or amendment thereto that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fremont Mutual Funds, Inc.

By (Signature and Title) /s/ Deborah L. Duncan
                         -------------------------
                         Deborah L. Duncan,
                         President

Date June 22, 2004
     ---------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Deborah L. Duncan
                         -------------------------
                         Deborah L. Duncan,
                         President

Date June 22, 2004
     ---------------------------------------------

By (Signature and Title) /s/ James E. Klescewski
                         -------------------------
                         James E. Klescewski,
                         Treasurer

Date June 22, 2004
     ---------------------------------------------